BACAP Alternative Multi-Strategy Fund, LLC
                               (the "BACAP Fund")
                               40 West 57th Street
                            New York, New York 10019


Dear Investor:

I am writing to you to ask for your vote on the following important matter that affects your investment in the BACAP Fund: Approving the proposed reorganization (the "Reorganization") of the BACAP Fund into Excelsior Directional Hedge Fund of Funds (TI), LLC (the "Excelsior Fund"), a feeder fund that invests substantially all of its assets in Excelsior Directional Hedge Fund of Funds Master Fund, LLC (the "Master Fund").

If the Reorganization is approved, the BACAP Fund will transfer all of its assets to the Excelsior Fund and the Excelsior Fund will assume all of the liabilities of the BACAP Fund reflected on the BACAP Fund's statement of assets and liabilities. In exchange, the Excelsior Fund will deliver to the BACAP Fund limited liability company interests of the Excelsior Fund with a net asset value equal to the net asset value of the BACAP Fund's assets (net of assumed liabilities) immediately before the Reorganization ("Excelsior Fund Interests"). This exchange will be followed by (i) the distribution of the Excelsior Fund Interests by the BACAP Fund to eligible members of the BACAP Fund in complete liquidation of the BACAP Fund and (ii) the Excelsior Fund's contribution to the Master Fund of the assets the Excelsior Fund received from the BACAP Fund and the Master Fund's assumption of the related liabilities of the BACAP Fund that the Excelsior Fund assumed. If members of the BACAP Fund approve the Reorganization and certain conditions are met, the Reorganization is expected to occur on or about March 31, 2009.

The investment objectives and policies of the BACAP Fund and Excelsior Fund are similar. The BACAP Fund is a closed-end management investment company seeking to generate consistent, long-term capital appreciation with low volatility and limited risk under a wide range of market conditions. The Excelsior Fund is a closed-end management investment company seeking capital appreciation. Each Fund pursues its investment objective by investing its assets in underlying hedge funds, which in turn invest in a wide range of equity and debt securities. The BACAP Fund invests its assets directly in underlying hedge funds, and the Excelsior Fund invests its assets in underlying hedge funds indirectly, through the investment of substantially all of its assets in the Master Fund.

Please read the enclosed proxy materials and consider the information provided carefully. Your vote is important to us. A prompt response on your part will help to ensure that your views are represented. If you have questions about the proposal, please call (toll-free) 1-888-786-9977, or call your Bank of America adviser.

                              Sincerely yours,

                              /s/ David R. Bailin

                              David R. Bailin, President

Included in the booklet is information about the upcoming meeting of BACAP Fund members (the "Special Meeting"):

  o A NOTICE OF SPECIAL MEETING, which summarizes the issues on which you are being asked to vote;

  o A PROSPECTUS/PROXY STATEMENT FOR THE SPECIAL MEETING, which provides more detailed information about the Reorganization and the Excelsior Fund;

  o AN INVESTOR QUESTIONNAIRE, which you must return regardless of whether you vote for or against the Reorganization;

  o AN INVESTOR CERTIFICATION, which you must return regardless of whether you vote for or against the Reorganization; and

  o    YOUR VOTING INSTRUCTIONS CARD (PROXY CARD) AND POSTAGE-PAID RETURN
       ENVELOPE.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC

To the Members of BACAP Alternative Multi-Strategy Fund, LLC (the "BACAP Fund"):

         A Special Meeting of Members of the BACAP Fund will be held on December 18, 2008, at 11:00 a.m. Eastern time, at Bank of America Tower, Room 10B, One Bryant Park, New York, New York 10036 (the "Special Meeting"), to vote on the following:

1. Approval of the proposed reorganization (the "Reorganization") of the BACAP Fund into Excelsior Directional Hedge Fund of Funds (TI), LLC (the "Excelsior Fund"), a feeder fund that invests substantially all of its assets in Excelsior Directional Hedge Fund of Funds Master Fund, LLC (the "Master Fund"). The proposal will require the following member actions:

         Approval of an Agreement and Plan of Acquisition providing for (i) the BACAP Fund's transfer of all of its assets to the Excelsior Fund in exchange for limited liability company interests of the Excelsior Fund and the assumption by the Excelsior Fund of all of the liabilities of the BACAP Fund reflected on the BACAP Fund's statement of assets and liabilities; (ii) the distribution of the Excelsior Fund interests to the eligible members of the BACAP Fund in complete liquidation of the BACAP Fund; and (iii) contribution by the Excelsior Fund to the Master Fund of all of the assets of the BACAP Fund and the Master Fund's assumption of all of the related liabilities of the BACAP Fund that the Excelsior Fund assumed; and

2. Any other business that properly comes before the Special Meeting.

         Only members of record of the BACAP Fund as of the close of business on October 27, 2008 are entitled to receive this notice and vote at the Special Meeting. Whether or not you expect to attend the Special Meeting, please complete and return the enclosed voting instruction card.


/s/ Marina Belaya
By Marina Belaya, Secretary, on behalf of the Managers:

Thomas W. Brock
Alan Brott
Thomas G. Yellin

                                       **

PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY AUTOMATED TELEPHONE OR VIA THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

November 10, 2008

                           PROSPECTUS/PROXY STATEMENT
                                NOVEMBER 4, 2008


ACQUISITION OF:                               BY:

BACAP ALTERNATIVE MULTI-STRATEGY              EXCELSIOR DIRECTIONAL HEDGE FUND
FUND, LLC (THE "BACAP FUND")                  OF FUNDS (TI), LLC (THE "EXCELSIOR
40 West 57th Street                           FUND")
New York, New York  10019                     225 High Ridge Road
(866) 921-7951                                Stamford, Connecticut  06915
                                              (203) 352-4400


This Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") relates to the proposed acquisition, pursuant to a proposed Agreement and Plan of Acquisition (the "Plan"), of the BACAP Fund by the Excelsior Fund (the "Reorganization"). The Excelsior Fund is a feeder fund that invests substantially all of its assets in the Excelsior Directional Hedge Fund of Funds Master Fund, LLC (the "Master Fund", and together with the Excelsior Fund, the "Excelsior Funds"). The Reorganization will involve the following steps:

(1) the transfer of all of the assets of the BACAP Fund to the Excelsior Fund in exchange for the assumption by the Excelsior Fund of all of the liabilities of the BACAP Fund reflected on the BACAP Fund's statement of assets and liabilities and the delivery to the BACAP Fund of limited liability company interests of the Excelsior Fund with a net asset value equal to the value of the assets transferred to the Excelsior Fund, net of the liabilities assumed by the Excelsior Fund ("Excelsior Fund Interests") (all as determined immediately before the Reorganization);

(2) the pro rata distribution of the Excelsior Fund Interests by the BACAP Fund to the eligible members of record of the BACAP Fund as of the effective date of the Reorganization in complete liquidation of the BACAP Fund; and

(3) the Excelsior Fund's contribution to the Master Fund of all of the assets the Excelsior Fund received from the BACAP Fund and the Master Fund's assumption of all of the related liabilities of the BACAP Fund that the Excelsior Fund assumed.

As a result of the Reorganization, eligible members of the BACAP Fund (each a "Member" and collectively the "Members") will receive Excelsior Fund Interests. The total net asset value of the Excelsior Fund Interests that you will receive in the Reorganization will be the same as the total net asset value of the interests of the BACAP Fund that you held immediately before the Reorganization. A form of the Plan is attached to this document as APPENDIX A.

Before participating in the Reorganization, each Member must return the Investor Questionnaire included with this Prospectus/Proxy Statement to verify eligibility to participate in the Reorganization and receive Excelsior Fund Interests. If a Member is ineligible to receive Excelsior Fund Interests, the BACAP Fund will exercise its right to repurchase on an involuntary basis the Member's interests in the BACAP Fund and the Member will receive cash instead. To the extent, as expected, the BACAP Fund redeems any of its holdings in order to fund these or other repurchases of Member interests, additional taxable income and gain may be realized and allocated to all Members, including those participating in the Reorganization. In addition to the Investor Questionnaire, each Member must also sign and return the Investor Certification, included with this Prospectus/Proxy Statement, to become a member of the Excelsior Fund, in the event the Reorganization is approved. By signing the Investor Certification, an eligible Member will become a member of the Excelsior Fund following the closing of the Reorganization and will become bound by the Excelsior Fund's Limited Liability Company Agreement (attached as APPENDIX E to this Prospectus/Proxy Statement). If an eligible Member does not complete the Investor Certification, the Member will hold an economic interest in Excelsior Fund Interests that it receives as a result of the Reorganization, but will not become a member of the Excelsior Fund and will not have the rights and privileges associated with being a member of the Excelsior Fund described in the Excelsior Fund's Limited Liability Company Agreement. In this event, it is possible that the Excelsior Fund may redeem such Member's economic interest in the Excelsior Fund after the closing of the Reorganization, which may result in recognition of taxable gain or loss by such Member (or other Members).

The Notice of the special meeting of Members of the BACAP Fund (the "Special Meeting"), the proxy card, the Investor Questionnaire, the Investor Certification, this Prospectus/Proxy Statement and the Reorganization SAI (defined below) are being mailed on or about November 10, 2008. The Prospectus/Proxy Statement explains concisely what you should know before voting on the Reorganization or investing in the Excelsior Fund. Please read this Prospectus/Proxy Statement carefully and keep it for future reference. If there is anything you don't understand, please contact us at our toll-free number, 1-888-786-9977, or call your Bank of America adviser or other financial representative.

The statement of additional information relating to this Prospectus/Proxy Statement dated November 4, 2008 (the "Reorganization SAI"), which accompanies this Prospectus/Proxy Statement being mailed to Members, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus/Proxy Statement. Members may obtain free copies of any document incorporated by reference into this Prospectus/Proxy Statement, request other information or make inquiries by contacting their Bank of America adviser or other financial representative or by calling the BACAP Fund at 1-888-786-9977. This information may also be obtained by contacting the SEC, as described below.

THE SECURITIES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXCELSIOR FUND INTERESTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

Both the BACAP Fund and the Excelsior Fund are limited liability companies incorporated in Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end, non-diversified management investment companies. The BACAP Fund and the Excelsior Fund are collectively referred to as the "Funds," and each is referred to individually as a "Fund." The BACAP Fund is managed by Banc of America Investment Advisers, Inc. ("BAIA") and the Excelsior Fund and Master Fund are managed by U.S. Trust Hedge Fund Management, Inc. ("U.S. Trust"). BAIA and U.S. Trust are collectively referred to as the "Investment Advisers." Both BAIA and U.S. Trust are indirect, wholly-owned subsidiaries of Bank of America Corporation ("Bank of America").

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, and, as a result, file reports and other information with the SEC. You may review and copy information about the Funds, including the Reorganization SAI, at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address:
PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at HTTP://WWW.SEC.GOV.



TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE U.S. INTERNAL REVENUE SERVICE (THE "IRS"), YOU ARE HEREBY NOTIFIED THAT THE U.S. TAX ADVICE CONTAINED HEREIN (I) IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE BACAP FUND AND THE EXCELSIOR FUND OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN, AND
(II) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING U.S. TAX PENALTIES. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISER.

                                TABLE OF CONTENTS



I.   QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION.......................5

II.  THE PROPOSAL - REORGANIZATION OF BACAP FUND
INTO EXCELSIOR FUND..........................................................36

III. INFORMATION ABOUT THE FUNDS.............................................53

IV. ADDITIONAL INFORMATION ABOUT VOTING
AND THE SPECIAL MEETING......................................................71

APPENDIX A
FORM OF AGREEMENT AND PLAN OF ACQUISITION...................................A-1

APPENDIX B
INVESTMENT STRATEGIES OF THE FUNDS AND RELATED RISKS........................B-1

APPENDIX C
COMPARISON OF INVESTMENT RESTRICTIONS.......................................C-1

APPENDIX D
REPURCHASE AND TRANSFER OF INTERESTS FOR EXCELSIOR FUND.....................D-1

APPENDIX E
LIMITED LIABILITY AGREEMENT OF THE EXCELSIOR FUND...........................E-1

I.       QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION

         The responses to the questions that follow provide an overview of key points typically of concern to members considering a proposed reorganization of closed-end management investment companies. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details about the Reorganization.

1.       WHAT IS BEING PROPOSED?

         The Board of Managers of the BACAP Fund, based on the recommendation of, and information provided by, BAIA, is recommending that Members of the BACAP Fund approve the Reorganization and the related transactions under the Plan, as described in more detail under Section II "The Proposal - Reorganization of BACAP Fund into Excelsior Fund." If approved by the Members, all of the assets of the BACAP Fund will be transferred to the Excelsior Fund. In exchange, the Excelsior Fund will issue and deliver to the BACAP Fund Excelsior Fund Interests with a value equal to the value of the BACAP Fund's assets (net of any assumed liabilities) and will also assume all of the liabilities of the BACAP Fund reflected on the BACAP Fund's statement of assets and liabilities. Immediately following the transfer, the Excelsior Fund Interests received by the BACAP Fund will be distributed to its Members who are eligible to hold Excelsior Fund Interests (See Question and Answer # 4 below), pro rata based on each Member's capital account with the BACAP Fund. The Excelsior Fund will then contribute to the Master Fund all of the assets the Excelsior Fund received from the BACAP Fund, and the Master Fund will assume all of the related liabilities of the BACAP Fund that the Excelsior Fund assumed.

2. WHAT WILL HAPPEN TO MY INTERESTS IN THE BACAP FUND AS A RESULT OF THE REORGANIZATION?

         As a Member of the BACAP Fund, your interests will, in effect, be exchanged for interests of the Excelsior Fund with an equal net asset value on the date of the Reorganization. The total net asset value of the Excelsior Fund interests you receive will equal the total net asset value of your BACAP Fund interests that you hold immediately before the Reorganization at the time BACAP Fund interests are valued.

         If you are ineligible to participate in the Reorganization because you fail to meet the eligibility requirements discussed in Question and Answer # 4, you will receive cash instead of Excelsior Fund Interests.

3.       ARE THE FUNDS REGISTERED WITH THE SEC?

         Both the BACAP Fund and the Excelsior Fund are closed-end management investment companies registered under the 1940 Act. The Funds differ in that the BACAP Fund has historically registered its offering of interests under the Securities Act of 1933, as amended (the "1933 Act"), and the Excelsior Fund has not. Because the Excelsior Fund offers its interests in private placements, rather than in offerings registered under the

          1933 Act, investors generally need to meet certain eligibility requirements described under Question and Answer # 4 below.

4.       AM I ELIGIBLE TO INVEST IN THE EXCELSIOR FUND?

         Similar to the BACAP Fund, in order to become a member of the Excelsior Fund, you must have at the time of the closing of the Reorganization a net worth of more than $1.5 million. If you have a net worth of more than $1.5 million, you are considered to be a "Qualified Client."

         Generally, the Excelsior Fund offers its interests in private placements. This means that, unlike the BACAP Fund, you must be an "accredited investor" under Regulation D of the 1933 Act (an "Accredited Investor"). This requirement does not apply to your participation in the Reorganization and eligibility to receive Excelsior Fund Interests, because the issuance of Excelsior Fund Interests in the Reorganization is registered under the 1933 Act. However, this requirement will apply to any subsequent investment you may determine to make in the Excelsior Fund. To qualify as an Accredited Investor, an individual investor must have: (i) a net worth (or joint net worth with the investor's spouse) immediately prior to the time of subscription in excess of $1 million; or (ii) had an income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and a reasonable expectation of reaching the same income level in the current year. Corporations, partnerships, trusts and other entities are generally required to have total assets in excess of $5 million. Each time a member of the Excelsior Fund subscribes for additional interests, the member must be an Accredited Investor and a Qualified Client. If you are a Qualified Client but not an Accredited Investor, and the Reorganization is approved, then you will receive Excelsior Fund Interests in the Reorganization but will not be able to make any additional investments in the Excelsior Fund until you become an Accredited Investor.

         If you are not a Qualified Client and the Reorganization is approved, the BACAP Fund will involuntarily repurchase your interests in the BACAP Fund before the closing of the Reorganization. The distribution you receive as a result of such a repurchase will generally result in recognition of taxable gain or loss (and may result in additional ordinary income to you). You may also be allocated additional gain (including short-term capital gain). Please contact your Bank of America adviser or other financial representative or tax professional for more information. To the extent, as expected, the BACAP Fund liquidates any of its holdings in order to fund these or other redemptions of Members, additional taxable income and gain may be realized and allocated to all Members, including those participating in the Reorganization.

5.       WHY IS THE REORGANIZATION BEING PROPOSED?

         Based on the recommendation and information provided by BAIA, the Managers of the BACAP Fund are recommending this Reorganization because it will allow Members of the BACAP Fund to invest in the Excelsior Fund, which has similar investment objectives and substantially similar investment strategies to the BACAP Fund and will allow Members to benefit from an investment in a larger combined fund with the potential for lower expenses.

         The Managers of the BACAP Fund have carefully considered the anticipated benefits and costs of the Reorganization to Members of the BACAP Fund. The Managers, all of whom are not "interested persons" (as defined in the 1940 Act) of the Fund or BAIA (referred to as "Independent Managers" throughout this Prospectus/Proxy Statement), have determined that the Reorganization is in the best interests of Members of the BACAP Fund and that the interests of the existing Members would not be diluted by the Reorganization. For a detailed discussion of the Managers' deliberations, see Section II "The Proposal
         - Reorganization of BACAP Fund into Excelsior Fund; Managers' Considerations Relating to the Reorganization."

6. WILL THE MANAGEMENT OF THE EXCELSIOR FUND DIFFER FROM THE MANAGEMENT OF THE BACAP FUND?

         Yes. BAIA, the investment adviser to the BACAP Fund, will not serve as investment adviser of the Excelsior Fund or the Master Fund. U.S. Trust serves as the manager and investment adviser of the Excelsior Fund and Master Fund, respectively. However, the same individuals who, as employees of BAIA, are responsible for managing the BACAP Fund, are also employees of U.S. Trust and are involved in managing the Excelsior Fund and Master Fund.

         BAIA utilizes a team-based approach in managing the BACAP Fund, with an investment committee of six individuals responsible for making investment decisions. The same six individuals are involved in managing the Excelsior Funds; however, in the case of the Excelsior Funds, Spencer Boggess, one of the six individuals, serves as the lead portfolio manager responsible for making investment decisions for the Excelsior Funds. Please see Section III "Information About the Funds - Management; Investment Management Team" for more information.

7. HOW DO THE INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RESTRICTIONS OF THE FUNDS COMPARE?

         INVESTMENT OBJECTIVES

         The investment objectives of the Funds are similar. The investment objective of the BACAP Fund is to generate consistent, long-term capital appreciation with low volatility and limited risk under a wide range of market conditions. The Excelsior Fund's investment objective is capital appreciation. The BACAP Fund may change its investment objective without approval of its Members, but the Excelsior Fund's investment objective is a fundamental policy and may not be changed without approval by a vote of a majority of the Excelsior Fund's outstanding voting interests.

         Both Funds are "funds of hedge funds" and generally pursue their investment objectives by investing in private investment funds commonly referred to as hedge funds ("Private Funds") and separately managed discretionary accounts or special purpose vehicles

         ("Subadvised Accounts"). The Private Funds and the Subadvised Accounts are referred to collectively in this Prospectus/Proxy Statement as "Underlying Funds."

         The BACAP Fund invests in Underlying Funds directly, whereas the Excelsior Fund invests in Underlying Funds indirectly by investing substantially all of its assets in the Master Fund, a Delaware limited liability company, which, like the Excelsior Fund, is registered under the 1940 Act. The Master Fund, which has the same investment adviser and investment objective and substantially the same investment policies as those of the Excelsior Fund, in turn, invests substantially all of its assets in Underlying Funds. This form of investment structure between the Excelsior Fund and the Master Fund is commonly known as a "master/feeder fund" arrangement. Pursuant to this "master/feeder fund" arrangement, U.S. Trust serves as the manager of the Excelsior Fund and as the investment adviser of the Master Fund. The services U.S. Trust provides to the Excelsior Fund are generally administrative in nature, and the services U.S. Trust provides to the Master Fund are generally investment advisory in nature. Please see Section III "Information About the Funds - Management" for additional information on the services that BAIA and U.S. Trust provide to the Funds.

         INVESTMENT STRATEGIES OF UNDERLYING FUNDS

         Both Funds generally invest in Underlying Funds that are not registered as investment companies under the 1940 Act because such Underlying Funds typically provide greater flexibility than traditional investment funds (E.G., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used. Investment managers who advise and manage the Underlying Funds (the "Investment Managers") may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. Although the Investment Managers primarily invest and trade in equity and debt securities (domestic and foreign), they may also invest and trade in equity-related instruments, currencies, financial futures, and fixed-income and other debt-related instruments. In addition, they may sell securities short and use a wide range of other investment techniques for hedging and non-hedging purposes, such as derivatives. Underlying Funds are generally not limited in the markets (either by location or type, such as large-capitalization, small-capitalization or non-U.S. markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

         Underlying Funds selected by BAIA for the BACAP Fund are permitted to utilize leverage and may invest in a wide range of instruments and markets, including, but not limited to, long and short positions in domestic and foreign equities and equity-related instruments, fixed income and other debt-related instruments, options, warrants, futures and other commodities, currencies, over-the-counter derivative instruments (such as swaps), securities that lack active public markets and other illiquid securities, repurchase and reverse repurchase agreements, preferred stocks, convertible bonds and other financial instruments, real estate, and real estate related investments. Investment Managers may invest, without limitation, in cash and cash equivalents. In addition,

         BAIA invests the assets of the BACAP Fund in Underlying Funds that may invest in new issues and may participate in other new issue investments, directly or indirectly.

         BAIA may invest the cash balances of the BACAP Fund in any instruments it deems appropriate. Any income earned from these investments is reinvested by the BACAP Fund in accordance with its investment program. U.S. Trust invests the Master Fund's assets in Underlying Funds whose Investment Managers may:

                  (1) Make substantial investments in bonds or other fixed-income securities of the U.S. government and of domestic and foreign issuers or make investments in stocks or other equity securities of domestic and foreign issuers;

                  (2) Make substantial hedged investments in bonds or other fixed-income securities of the U.S. government and of domestic and foreign issuers or make hedged investments in stocks or other equity securities of domestic and foreign issuers, which may include small-, mid- and large-cap stocks; treasury securities, corporate bonds, sovereign bonds, preferred shares and convertible bonds; currency trades, asset backed securities, and/or derivative instruments associated with any of the above listed instruments; semi-liquid or illiquid investments such as bank loans, real estate related investments, private equity and/or private investments, Reg D securities, private investments in public securities, new issue shares and/or pre-IPO stock;

                  (3) Engage in hedging in related equity, convertible and interest rate securities, which may include short sales, convertible bonds, treasury, corporate or sovereign bonds and/or associated swap trades, derivatives and/or futures trading positions;

                  (4) Engage in risk arbitrage involving the purchase of securities of companies already in bankruptcy;

                  (5) Invest in instruments of failing companies or companies already in bankruptcy;

                  (6) Engage in strategic block investing, leveraged buy outs and acquisitions, which may include initiating or participating in acquisition of a small-, mid- or large-cap company, working with the management of a company to engineer a buy-out, or activist investing. Strategic block investing, also known as activist investing, is a strategy of closely following a basket of stocks that, based on their share prices, are considered undervalued. Strategic block investors typically work with a company's management to enhance share price;


                  (7) Utilize short sales and leverage, repurchase agreements and options;

                  (8) Invest with asset allocators who utilize a variety of the strategies delineated above; and

                  (9) Effect transactions in commodities and futures contracts (and, when available, options thereon).

         The use of these techniques, including leverage, may be an integral part of an Investment Manager's investment program, and involves certain risks. Please see Question and Answer # 15 below for additional information regarding the risks of investing in the Funds.

         Although the universe of possible Underlying Funds is described differently, both the BACAP Fund and the Master Fund generally invest in substantially similar Underlying Funds.

         BACAP FUND'S INVESTMENT STRATEGIES

         BAIA generally allocates the BACAP Fund's assets among at least fifteen Underlying Funds which, in turn, invest across a range of strategies and markets that are believed to have achieved or to have the prospect of achieving superior investment performance. In selecting Underlying Funds, BAIA, in its sole discretion, generally allocates the BACAP Fund's assets to the following investment strategies in amounts approximating the percentages indicated:
                  (1) Event Driven (E.G., Risk (Merger) Arbitrage, Distressed Securities, High Yield and Special Situations) - 0% to 40% of the Fund;

                  (2) Relative Value (E.G., Convertible Arbitrage, Fixed Income Arbitrage, Statistical Arbitrage and Capital Structure Arbitrage) - 10% to 67% of the Fund;

                  (3) Equity Hedge - 10% to 67% of the Fund;

                  (4) Macro - 0% to 40% of the Fund; and

                  (5) Other - 0% to 15% of the Fund.

         The BACAP Fund may engage in "overlay strategies," E.G., transactions and investments intended to hedge against current or anticipated sudden or short-term market, financial or economic events for which Underlying Fund allocations or reallocations might be impractical or ineffective, including by directly investing in securities, financial instruments and money market mutual funds.

         Although BAIA allocates investments to Underlying Funds as it deems appropriate in its sole discretion (generally within the ranges noted above for each primary investment strategy), investments in each of the four primary investment strategies will generally be limited so that no more than 20% of the assets of the BACAP Fund will be allocated to any single substrategy, except that up to 50% of the assets of the Fund may be invested in diversified "Equity Hedge" strategies. Investments in multi-strategy Underlying Funds will be allocated among the various strategies as determined by BAIA for purposes of the ranges noted above. The BACAP Fund may also invest in offshore Underlying Funds.

         The investment committee of the BACAP Fund, based upon recommendations from BAIA, may approve the alteration or modification of the asset allocation guidelines outlined above and may approve the addition or elimination of investment strategies in light of available investment opportunities or to reflect changing market conditions, provided that the changes are consistent with the Fund's investment objective (as determined by BAIA). There can be no assurance that the asset allocations made by BAIA on behalf of the BACAP Fund will prove to be as successful as other allocations that might have been made or as successful as adopting a static approach in which Underlying Funds are not changed.

         For a more detailed description of the investment strategies of the BACAP Fund, please see APPENDIX B - SECTION I: "INVESTMENT STRATEGIES OF THE BACAP FUND".

         EXCELSIOR FUND'S INVESTMENT STRATEGIES

         The Excelsior Fund invests substantially all of its assets in the Master Fund. Under normal market conditions, the Master Fund invests at least 65% of its total assets in Private Funds. However, although it does not currently intend to do so, the Master Fund also may invest a portion of its assets directly pursuant to investment advisory agreements, granting the Investment Managers discretionary investment authority on a managed account basis. In addition, to facilitate the efficient investment of the Master Fund's assets, separate Subadvised Accounts may be created by the Master Fund, where the Investment Manager serves as general partner and the Master Fund is the sole limited partner.

         The Master Fund's investments are allocated to a diverse group of Investment Managers that use a variety of investment strategies and styles and that have demonstrated the ability to achieve superior investment results as compared to others using the same strategy or style. This investment allocation strategy is intended to permit the Master Fund to achieve more consistent investment returns, with significantly lower risk, from that which would be associated with any one investment strategy or with any one Investment Manager.

         The Master Fund (on behalf of the Excelsior Fund) may invest in certain Underlying Funds and investment strategies employed by certain Investment Managers, on behalf of their respective Underlying Funds, as listed below. Although, unlike the BACAP Fund, U.S. Trust does not use certain percentage targets in allocating the Master Fund's investments, U.S. Trust emphasizes investments in Hedged Equity Funds and Arbitrage/Distressed Funds. For a more detailed description of the types of Underlying Funds that the Master Fund selects for investment, please see APPENDIX B - SECTION II: "INVESTMENT STRATEGIES OF THE MASTER FUND". The Underlying Funds and investment strategies employed by the Investment Managers are:

                        (1) Hedged Equity Funds - Underlying Funds where the Investment Managers construct portfolios consisting of long and short equity positions, with leverage commonly employed.

                        (2) Arbitrage/Distressed Funds - This category includes Underlying Funds employing strategies that involve investing in opportunities created by significant corporate events, such as spin-offs, mergers and acquisitions, bankruptcy reorganizations, recapitalizations and share buybacks.

                        (3) Equity Non-Hedge Funds - Includes Underlying Funds that are predominantly long equities, although they have the ability to hedge with short sales of stocks and stock index options. This strategy is commonly referred to as "stock-picking."

                        (4) Macro Hedge Funds - This category includes Underlying Funds that typically make leveraged bets on anticipated price movements of stock markets, interest rates, foreign exchange currencies and physical commodities.

                        (5) Market Timing Funds - Underlying Funds that allocate assets among investments by switching into investments that appear to be beginning an uptrend and switching out of investments that appear to be beginning a downtrend.

                        (6) Short Selling - Underlying Funds where the Investment Manager sells a security not owned by the seller. Short selling is a technique used to take advantage of an anticipated price decline.

                        (7) International and Global Funds - This category includes Underlying Funds employing strategies with a country or region of emphasis.

                        (8) Fixed-Income Arbitrage - This is a hedging strategy that seeks profit by exploiting pricing inefficiencies between related fixed-income securities while neutralizing exposure to interest rate risk.

         During periods of adverse market conditions in the securities markets, as determined by U.S. Trust, the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market, or other liquid instruments pending the investment of assets in Underlying Funds or to maintain the liquidity necessary to affect repurchases of member interests or for other purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

         For a more detailed description of the types of Underlying Funds that the Master Fund selects for investment, please see APPENDIX B - SECTION
         II: "INVESTMENT STRATEGIES OF THE MASTER FUND".

         COMPARISON OF INVESTMENT STRATEGIES

         The Master Fund primarily focuses its investments in Hedged Equity Funds and Arbitrage/Distressed Funds. More specifically, the Master Fund invests the majority of its assets in Hedged Equity Funds focused on long/short equity strategies, with the remainder generally invested in Arbitrage/Distressed Funds focused on multi-strategy arbitrage.

         The BACAP Fund generally invests in a broader array of Underlying Fund strategies, with an emphasis on long/short equity, event driven, relative value, and global macro strategies. The Master Fund will generally invest a higher percentage of its assets in relative value strategies than the BACAP Fund, and the BACAP Fund will generally invest a higher percentage of its assets in event driven strategies than the Master Fund. Unlike the BACAP Fund, the Master Fund generally does not invest in global macro strategies. It is not anticipated that any of the BACAP Fund's assets will be sold prior to the closing date of the Reorganization in order to adjust the alignment of the BACAP Fund's holdings with the holdings of the Master Fund. It is possible, however, that the BACAP Fund will dispose of some of its investments in Underlying Funds to fund involuntary repurchases of the interests of Members who are not eligible to participate in the Reorganization.

         As of the closing date of the Reorganization, it is expected that, after the Excelsior Fund acquires all of the BACAP Fund's assets, the Master Fund will invest approximately 50% of its assets in equity long/short strategies, 20-30% of its assets in event driven strategies, 15-20% of its assets in relative value strategies, and up to 5% of its assets in global macro strategies. These percentages may change after the Reorganization based on the Master Fund's investment strategies described above.

         BACAP FUND'S SELECTION PROCESS FOR UNDERLYING FUNDS AND INVESTMENT MANAGERS

         BAIA identifies Underlying Funds and Investment Managers initially from a variety of sources, including (without limitation) proprietary databases, commercial databases, conferences, industry publications, and referrals. Certain Underlying Funds and Investment Managers are researched further.

         BAIA employs a qualitative and quantitative diagnostic and monitoring process in selecting and reviewing the performance of Investment Managers. Qualitative criteria may include, without limitation: on-site interviews; experience of key personnel; and quality of investment process and reputation. Quantitative criteria may include, without limitation: various investment performance statistics; and correlations analysis.

         BAIA monitors the performance of the Investment Managers and the overall composition of the investment portfolio of the BACAP Fund. BAIA maintains regular communications with the Investment Managers through performance reporting and meetings. The identity and number of Investment Managers changes over time. BAIA may withdraw from or invest in different Underlying Funds without prior notice to, or the consent of, Members.

         The BACAP Fund only invests in Underlying Funds if the Investment Manager has at least a twelve-month track record in managing assets using the same investment strategy as the Underlying Fund. The BACAP Fund will not invest in an Underlying Fund that does not have audited financial statements unless the Underlying Fund has not yet completed its first fiscal year, the Underlying Fund is expected to have audited financial statements prepared in the ordinary course following each fiscal year end, the applicable Investment Manager or its affiliate manages another Underlying Fund using the same investment strategy, and the other Underlying Fund has audited financial statements. The BACAP Fund may also invest in offshore Underlying Funds that meet the above stated criteria.

         MASTER FUND'S SELECTION PROCESS FOR UNDERLYING FUNDS AND INVESTMENT MANAGERS

         In selecting Underlying Funds for investment, U.S. Trust, on behalf of the Master Fund, considers the following factors relating to an Underlying Fund and the Investment Manager who manages and advises such Underlying Fund:

                  (1) The Investment Manager's reputation and whether the Investment Manager has a significant personal investment in the investment program it pursues;

                  (2) An Underlying Fund's expertise in a particular investment strategy or investment strategies and articulation of, and adherence to, its investment philosophy;

                  (3) The portfolio and the types of securities or other instruments held;

                  (4) Fee structure of the Underlying Fund;

                  (5) Risk management;

                  (6) Stability of the Investment Manager's organization, including internal and external professional staff; and

                  (7) Potential for performance or performance during various time periods and market cycles.

         U.S. Trust evaluates and monitors each Investment Manager to determine whether its investment program is consistent with the Master Fund's investment objective and whether its investment performance is satisfactory in the context of its chosen strategy. The Master Fund's assets may be reallocated among Investment Managers, existing Investment Managers may be terminated and additional Investment Managers selected, subject to the condition that retention of a subadviser of a Subadvised Account will require approval of the board of managers of the Master Fund and of a majority (as defined in the 1940 Act) of the Master Fund's outstanding voting securities (including those held by the Excelsior Fund).

         The Master Fund does not presently intend to invest in Underlying Funds managed by U.S. Trust or any of its affiliates; however, it may do so in the future, subject to obtaining such exemptions from the 1940 Act as may be necessary.

         Please see Section III "Information About the Funds-Investment Restrictions" for information about the fundamental investment restrictions for each Fund.

         EACH FUND'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE FUNDS, THE MASTER FUND OR ANY UNDERLYING FUND WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. FOR MORE INFORMATION REGARDING THE RISKS OF INVESTING IN THE FUNDS, PLEASE SEE QUESTION AND ANSWER #s 15-16 BELOW.

8. HOW DO THE MANAGEMENT FEES AND OTHER EXPENSES OF THE FUNDS COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE REORGANIZATION?

         The following table summarizes the fees and expenses you may pay when investing in each Fund, including the operating expenses of each Fund.

         Expenses for each Fund are based on amounts incurred during each Fund's fiscal year ended March 31, 2008, and the PRO FORMA expenses of the Excelsior Fund based on PRO FORMA combined assets as of June 30, 2008, assuming consummation of the Reorganization. Please see Section II "The Proposal - Reorganization of BACAP Fund into Excelsior Fund; Managers' Considerations Relating to the Reorganization" for more information on the expenses relating to the Reorganization.



                                                       BACAP FUND   EXCELSIOR FUND
            SHAREHOLDER TRANSACTION EXPENSES
             Maximum sales load (as a percentage of      3.00%(1)      1.25%(2)
             offering price)





         ANNUAL FUND OPERATING EXPENSES
         ------------------------------
         (Expenses that are deducted from Fund assets)
                                                                                         Excelsior Fund
                                                                                         (PRO FORMA combined
                                             BACAP Fund             Excelsior Fund       with BACAP Fund)
                                        -----------------------  ----------------------  -------------------------
         Management Fee                  1.25%                   1.50%*                    1.50%*
         Interest Payments on Borrowed   None                    0.04%                     0.04%
         Funds
         Other Expenses                  0.60%**                 0.30%***                  0.25%
         Total Annual Fund Operating     1.85%                   1.84%                     1.79%
         Expenses
         Acquired Fund (Underlying       6.03%                   5.05%                     5.25%
         Funds) Fees and Expenses+
         Total Expenses ++               7.88%                   6.89%+++                  7.04%+++


            (1) Interests are sold subject to a sales load. Investments of less than $100,000 are subject to a 3.0% sales load, investments of less than $250,000 (but equal to or greater than $100,000) are subject to a 2.5% sales load, investments of less than $500,000 (but equal to or greater than $250,000) are subject to a 2.0% sales load, and investments of $500,000 or more are not subject to a sales load. In each case, sales loads reflect a percentage of the investment. For some investors, such as employees or other clients of BAIA and the BACAP Fund's distributor, Columbia Management Distributors, Inc., the sales load may be waived.

            (2) Interests sold by UST Securities Corp., the Excelsior Fund's placement agent (the "Placement Agent"), are subject to a sales load (the "Placement Fee"). Investments of less than $500,000 are subject to a 1.25% Placement Fee. There is no Placement Fee for investments equal to or greater than $500,000. The Placement Fee is generally waived for purchases of interests by or on behalf of accounts for which U.S. Trust or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity or by individuals who are employees of Bank of America at the time of their investment, if the investor purchasing interests has, at or before the time of purchase, given the Placement Agent sufficient information to permit confirmation of its qualification for a waiver. Placement Fees, if any, are in addition to any investment and will neither constitute an investment made by the investor in the Excelsior Fund, nor form part of the assets of the Excelsior Fund, and are due upon acceptance of an investor's subscription by the Excelsior Fund. The Placement Fee is paid to the Placement Agent. The Placement Agent may pay a portion, or all, of the Placement Fee or other compensation it receives to any sub-placement agents that the Placement Agent may retain from time to time.

           * Includes the Advisory Fee of the Master Fund and the Management Fee of the Excelsior Fund.

           ** Includes an administration fee of approximately 0.10% (based on an asset-based fee of 0.07% and other fees).

           *** Includes Excelsior Fund's direct expenses (other than the Management Fee) and Excelsior Fund's share of the Master Fund's operating expenses (other than the Advisory Fee). Also includes amounts reimbursed to U.S. Trust for prior year expenses that have been recouped during the current fiscal year pursuant to the terms of the Expense Limitation Agreement. See note +++ for more information.

           + Underlying Funds generally charge, in addition to management fees calculated as a percentage of the average net asset value of a Fund's investment, performance-based fees ranging from 10.0% to 25.0% for the BACAP Fund and 15.0% to 25.0% for the Excelsior Funds of the net capital appreciation in a Fund's investment for the year or other measurement period. The fees and expenses indicated are calculated based on historic fees (including performance-based fees) and expenses. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Acquired Funds (Underlying Funds), which fluctuate over time. In addition, a Fund's portfolio changes from time to time, which will result in different Underlying Funds fees and expenses.

           ++ This differs from information included in the Financial Highlights in Section III, because the expense ratios in the Financial Highlights section do not reflect fees and expenses of the Underlying Funds.

           +++ The Excelsior Fund is subject to an Expense Limitation Agreement with U.S. Trust capping the ordinary operating expenses of the Fund (including the Fund's share of the ordinary operating expenses of the Master Fund, but excluding any fees and expenses of the Underlying Funds) at 1.84% per annum of the Fund's average monthly net assets for three years ending December 31, 2010 (the "Expense Limitation"). In consideration of U.S. Trust's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by U.S. Trust in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the expense was incurred, and will reimburse U.S. Trust such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses for any year to exceed the Expense Limitation in effect at the time that the expense was paid or absorbed.

         The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs currently and which the combined fund is expected to incur in the first year following the Reorganization.

         EXAMPLES

         The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the Funds. The examples make certain assumptions. They assume that you invest $1,000 in interests of a Fund for the time periods shown and then redeem all your interests at the end of those periods. (Please note that the minimum investment amount is $50,000 for the BACAP Fund and $100,000 for the Excelsior Fund.) They also assume, as required by the SEC, a 5% return on your investment each year and that the Fund operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower. The information for the Funds reflects the maximum sales charge (load) of 3.00% and 1.25%, respectively. The examples also take into account Underlying Funds' fees which are not incurred directly by the Funds. Underlying Funds' fee ratios used for these calculations are based on Underlying Funds' expenses as a proportion of average assets under management for the fiscal year ended March 31, 2008, as presented in the preceding table. The Underlying Funds' fee ratio used for the combined fund is based on the proportional weighted average of the two individual Fund ratios. Underlying Funds' fees will vary significantly from year to year as a large component of these expenses depends on current year performance results.


         YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING A FIVE PERCENT ANNUAL RETURN:


                                                  1 YEAR            3 YEARS            5 YEARS           10 YEARS
                                                  ------            -------            -------           --------
         BACAP Fund                                $105               $250              $386               $693
         Excelsior Fund                             $80               $211              $337               $632
         Excelsior Fund (PRO FORMA
           combined with BACAP Fund)                $81               $215              $343               $641

9.       HOW DOES THE INVESTMENT PERFORMANCE OF THE FUNDS COMPARE?

         The financial highlights in Section III of this Prospectus/Proxy Statement provide some indication of each Fund's risks by showing year-to-year changes in the performance of each Fund. Of course, a Fund's past performance is not an indication of future performance.

10.      WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

         In general, it is expected that for U.S. federal income tax purposes the Reorganization (assuming certain conditions are met) will be a tax-free transaction to the Members and the Funds. However, certain exceptions may apply and it is possible that the Reorganization will proceed even if there is uncertainty as to its tax treatment. In addition, to the extent the BACAP Fund redeems any of its investments in Underlying Funds (to repurchase the interests of Members who are ineligible to receive Excelsior Fund Interests), additional taxable income and gain may be realized by Members, including those participating in the Reorganization. Moreover, any Member who is redeemed by the BACAP Fund will likely realize taxable gain, loss or income. For additional information, please see Section II "The Proposal
         - Reorganization of BACAP Fund into Excelsior Fund; Federal Income Tax Consequences".

11.      DO THE PROCEDURES FOR PURCHASING AND SELLING SHARES OF THE FUNDS
         DIFFER?

         Yes. The minimum initial investment in the BACAP Fund is $50,000, and subsequent investments must be at least $10,000. In addition, as described under Question and Answer # 8 above, the BACAP Fund's interests are offered with a maximum sales load of 3.00% and the Excelsior Fund's interests are offered with a maximum sales load of 1.25%. Interests of the BACAP Fund are generally offered for purchase on the first day of each month. Once an investor's order is received, a confirmation is sent at which time the investor must deposit monies in the escrow account established by The Bank of New York Mellon, the BACAP Fund's escrow agent, for the benefit of the potential investor (the "Subscription Account") by wire transfer. Amounts wired to the Subscription Account must be received no less than four (4) business days before the first day of each month or at such other times as may be determined by the BACAP Fund's Managers, except as the Fund may determine in its sole discretion.

         The minimum initial investment in the Excelsior Fund is $100,000 and the minimum additional investment in the Excelsior Fund is $25,000. The Excelsior Fund may accept initial and additional subscriptions as of the first day of each calendar quarter. The Managers of the Excelsior Fund have authorized U.S. Trust to offer interests more or less frequently. All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date in the full amount of the subscription, although the Managers may accept, in their sole discretion, a subscription prior to receipt of cleared funds.

         Both the BACAP Fund and the Excelsior Fund require members to be Qualified Clients, as discussed under Question and Answer # 4 above. In addition, the Excelsior Fund requires that each member certify that the interests subscribed for are being acquired for the account of an Accredited Investor.

         Both Funds are closed-end management investment companies. Members of closed-end funds do not have the right to redeem their interests on a daily basis. In addition, there is no public market for interests of either Fund and none is expected to develop. With very limited exceptions, interests are not transferable or exchangeable, and liquidity is only provided through repurchase offers made from time to time by the Funds.

12.      IF I BECOME A MEMBER OF THE EXCELSIOR FUND, WHEN CAN I REDEEM MY
         INTERESTS?

         As is the case for a Member of the BACAP Fund, a member of the Excelsior Fund has no right to require the Excelsior Fund to redeem his, her or its interests. The Excelsior Fund will from time to time offer to repurchase interests pursuant to written tenders by members. Repurchase offers will be made at such times and on such terms as may be determined by the Excelsior Fund's Board of Managers, in its sole discretion.

         In determining whether the Excelsior Fund should offer to repurchase interests or portions thereof from members, the Excelsior Fund's Board of Managers will consider the recommendations of U.S. Trust. Similar to repurchase offers by the BACAP Fund, U.S. Trust expects to recommend to the Excelsior Fund's Board of Managers that the Excelsior Fund offer to repurchase interests from members twice each year, effective as of June 30 and December 31.

         The BACAP Fund is not making a tender offer for December 31, 2008. If the Reorganization is approved and you become a member of the Excelsior Fund, you will miss the record date for redeeming your interests in the Excelsior Fund through the Excelsior Fund's tender offer for December 31, 2008 and, depending upon when the Reorganization closes, you may also miss the record date for the next Excelsior Fund tender offer. You will have to wait until the Excelsior Fund's Board of Managers approves a later tender offer to redeem your Excelsior Fund interests.

         If a repurchase offer is oversubscribed by members who tender interests for repurchase, the Excelsior Fund will repurchase only a pro rata portion of the interest tendered by each member. In addition, a member who tenders for repurchase only a portion of an interest will be required to maintain a minimum capital account balance of $100,000. The Excelsior Fund maintains the right to reduce the portion of an interest to be repurchased from a member so that the required minimum capital account balance of such member is maintained.

         For more information please see Section III "Information About the Funds - Repurchase of Interests; Transfer of Interests."

13.      HOW WILL I BE NOTIFIED OF THE OUTCOME OF THE PROPOSED REORGANIZATION?

         As a Member of BACAP Fund, you will receive confirmation after the Reorganization is completed.

         If the proposed Reorganization is not approved at the Special Meeting, Members of BACAP Fund will be notified and the results of the Special Meeting will be provided in the next annual or semi-annual report of the BACAP Fund.

14.      WHAT PERCENTAGE OF MEMBERS' VOTES IS REQUIRED TO APPROVE THE
         REORGANIZATION?

         The proposed Reorganization will not occur unless Members holding a "majority of the outstanding voting securities" of the BACAP Fund vote to approve the Reorganization. The vote of a "majority of the outstanding voting securities" is defined in the 1940 Act to mean the vote: "(a) of 67 per centum or more of the voting interests present at the Special Meeting to approve the Reorganization, if the holders of more than 50 per centum of the outstanding voting interests of the BACAP Fund are present or represented by proxy; or (b) of more than 50 per centum of the outstanding voting interests of the BACAP Fund, whichever is less." A vote of members of the Excelsior Fund is not required to approve the Reorganization.

15. WHAT ARE THE PRINCIPAL RISKS OF THE EXCELSIOR FUND AND HOW DO THEY COMPARE WITH THOSE OF THE BACAP FUND?

         The following sections discuss the principal risks that apply to an investment in the Funds. Because the Funds share similar investment goals and employ substantially similar strategies with respect to their investments in Underlying Funds, the risks described below for an investment in the Excelsior Fund are substantially similar to the risks of an investment in the BACAP Fund. However, the master/feeder fund structure of the Excelsior Fund and the Master Fund poses additional risks that a Member should consider (see below).

         Both Funds' investment programs are speculative and entail substantial risks. There can be no assurance that either Fund's investment objective will be met or that the investment strategies of the Funds or Underlying Funds will be successful.

         Investing in Underlying Funds indirectly through either Fund poses unique risks that would not apply if an investor invested directly with an Underlying Fund. The value of each Fund's total net assets should be expected to fluctuate based on the fluctuation in the value of the Underlying Funds in which the BACAP Fund or Master Fund invests. To the extent that the portfolio of an Investment Manager is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision is increased. An Investment Manager's use of leverage is likely to cause the value of the Investment Manager's portfolio to appreciate or depreciate at a greater rate than if leverage were not used.

         Returns from the Underlying Funds depend upon a variety of factors, including conditions in the global, national and regional economies, conditions in the credit markets, conditions in the securities markets generally and in the market for securities in particular industries or particular regions, political and technological developments, and changes in exchange rates, all of which are beyond the control of the Funds, the Investment Advisers, their respective affiliates, and the Investment Managers. As a result, performance results for each Fund may vary year-to-year, and a member of either Fund may lose the entire amount of his, her or its investment.

         WHAT ARE THE PRINCIPAL RISKS INHERENT IN INVESTING IN THE FUNDS BECAUSE OF THEIR FUND OF FUNDS STRUCTURES?

         STRATEGY SPECIFIC RISKS. Each of the BACAP Fund and the Excelsior Fund, indirectly through the Master Fund, invests its assets in Underlying Funds. The success of each Fund depends upon the ability of the Investment Advisers and the Investment Managers of the Underlying Funds to develop and implement investment strategies that achieve the objectives of the Funds and the Underlying Funds, respectively. For example, the inability of an Investment Manager of an Underlying Fund to hedge effectively an investment strategy that it uses may cause the assets of a Fund invested with such Underlying Fund to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by the Investment Advisers and the

         Investment Managers of the Underlying Funds may cause a Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

         Underlying Funds may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to an Investment Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Investment Manager or the Investment Adviser. The Investment Managers generally use investment strategies that are different than those typically employed by traditional managers of portfolios of stocks and bonds. The investment niche, arbitrage opportunity or market inefficiency exploited by a particular Underlying Fund may become less profitable over time as market conditions change.

         In addition, the overall performance of the BACAP Fund and the Master Fund is dependent not only on the investment performance of individual Underlying Funds, but also on the ability of the Investment Advisers to select and allocate assets among Underlying Funds effectively on an ongoing basis. There can be no assurance that an Investment Adviser's allocations will be successful or that a Fund will meet its investment objective.

         WIDE INVESTMENT LATITUDE. The governing documents of the Underlying Funds typically do not impose significant restrictions on the manner in which the Investment Managers of such Underlying Funds may invest and trade, and often permit the Investment Managers to invest and trade in a broad range of securities and other financial instruments. As a result, Investment Managers may from time to time modify their investment objectives, styles, policies or restrictions in response to changing market conditions, in many cases without notice to the Funds. Any such modification could involve changes in the types of securities and other instruments that an Investment Manager uses to implement its strategy, as well as changes in the markets in which such securities and instruments trade. There can be no assurance that any such modification would be successful or not result in losses to the Funds.

         SUBADVISED ACCOUNTS. As discussed above, each of the BACAP Fund and the Excelsior Fund, indirectly through the Master Fund, may place assets with a number of Investment Managers through opening discretionary managed accounts, the "Subadvised Accounts." Subadvised Accounts would be subject to the Funds' investment restrictions and the 1940 Act. In addition, the Subadvised Accounts could, depending on the investment program utilized, expose the Funds to theoretically unlimited liability, and it is possible, given the leverage which certain of the Investment Managers may use to achieve their investment objectives, that a Fund could lose more by being invested in a Subadvised Account directed by a particular Investment Manager than if a Fund had been invested in an Underlying Fund managed by the same Investment Manager.

         UNREGISTERED FUNDS. The Underlying Funds that each Fund invests in will generally not be registered as investment companies under the 1940 Act and, therefore, the Funds, as indirect investors in those Underlying Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. Although BAIA and U.S. Trust, as Investment Advisers of the Funds, receive detailed information from each Underlying Fund regarding such fund's investment performance and investment strategy, they may have little or no means of independently verifying this information.

         INFORMATION FROM INVESTMENT MANAGERS. The Investment Advisers rely primarily on information provided by the Investment Managers of the Underlying Funds in valuing the Funds' investments in Underlying Funds and determining the value of interests in such funds. Thus, there is a risk that inaccurate valuations provided by the Underlying Funds could indirectly adversely affect the value of interests in the Funds and the amounts members receive upon the repurchase of those interests.

         In addition, the Investment Advisers often will not be given complete or real time access to information regarding the actual investments made by Underlying Funds. As a result, the Investment Advisers may not be able to fully ascertain each Fund's overall hedged or directional positions, or the extent of its concentration risk or exposure to specific financial instruments, securities, markets or strategies. The Investment Advisers may not learn of significant structural events affecting an Investment Manager, such as personnel changes, major asset withdrawals or substantial capital growth, until after the fact. The absence of, or delay in receiving, this information may result in losses to the Funds.

         In addition, failure by the Underlying Funds to provide timely information may result in a delay of the Funds' preparation of tax returns and annual reports for members.

         VALUATION. The valuation of a Fund's investments in Underlying Funds is ordinarily determined based upon valuations provided by the Investment Managers or the administrator of the Underlying Funds. Some securities in which the Underlying Funds invest may not have a readily ascertainable market price and will be fair valued by the Investment Managers or administrators. In this regard, an Investment Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Manager's compensation. Although each Investment Adviser reviews the valuation procedures used by Investment Managers, the Investment Adviser cannot confirm the accuracy of valuations provided by Investment Managers or administrators. In addition, the net asset values or other valuation information received by the Investment Adviser from an Underlying Fund are typically estimated, and may be subject to later adjustment or revision by the Underlying Fund. Any such adjustment or revision may either increase or decrease the net asset value of a Fund at the time that the Fund is provided with information regarding the adjustment. The Funds do not expect to restate their previous net asset values to reflect an adjustment or revision by an Underlying Fund. If Underlying Fund valuations are consistently delayed, missing or inaccurate, an Investment Adviser may consider whether the Underlying Fund continues to be an appropriate investment for the applicable Fund. The BACAP Fund and Master Fund may be unable to sell interests in an Underlying Fund quickly, and could therefore be obligated to continue to hold the interests. In such a case, the Funds would continue to value the interests without the benefit of timely and accurate Underlying Fund valuations, and the Funds may determine to discount the value of the interests or value them at zero.

         Underlying Funds may invest in illiquid or other investments that do not have a readily determinable market value. These investments are valued at "fair value" as determined by the Investment Managers or administrators either on a cost basis or using various other methods, including internal models and estimates. These "fair values" may not correspond to actual or realizable values. Similarly, to the extent the BACAP Fund or Master Fund makes investments directly in securities other than Underlying Fund interests, the investments may not have a readily determinable market value, and may be valued at "fair value" as determined in accordance with valuation procedures adopted by each Fund's Board of Managers.

         Some Underlying Funds may hold all or a portion of their illiquid securities separately from the rest of their portfolio. These separate baskets of illiquid securities may be subject to restrictions on liquidation that are more strict than the liquidity restrictions applicable to general interests in the Underlying Fund. If the BACAP Fund or Master Fund liquidates its interests in such an Underlying Fund, it may be required to maintain these illiquid securities for an extended period of time. The value of these baskets of illiquid securities may fluctuate significantly.

         INVESTMENT MANAGER MISCONDUCT. The Investment Advisers cannot protect the Funds from the risk of Investment Manager fraud, misrepresentation, failure to comply with applicable registration, tax or regulatory requirements, or bad judgment. For example, because the Funds will not have custody or control over the capital they invest in Underlying Funds, an Investment Manager (or its personnel) could divert or abscond with it. An Investment Manager also could fail to follow its stated investment strategy, objectives, policies or restrictions (E.G., entering into new or riskier markets or increasing its use of leverage beyond agreed-upon levels), issue false performance reports or engage in other misconduct.

         In many cases, the bulk of Underlying Fund trading will be based on the market judgment of the Investment Managers' personnel. Their judgment may be in error, based on incomplete or inaccurate information or adversely affected by personal or emotional factors.

         The potentially material discrepancies between Investment Managers' valuations of securities and the actual or realizable values of such securities create the risk of ongoing economic dilution to investors (such as the BACAP Fund and Master Fund) in the Underlying
         Funds. Subscriptions and tenders are processed for the Funds, and the fees paid, on the basis of such valuations.

         MULTIPLE LAYERS OF FEES. In order to invest in Underlying Funds, the BACAP Fund and Master Fund must meet all conditions imposed by such Underlying Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Funds. By investing in Underlying Funds, directly for the BACAP Fund and indirectly for the Excelsior Fund through the Master Fund, a member of a Fund bears a pro rata portion of the asset-based fee and other expenses of such Fund, including the Excelsior Fund's pro rata portion of the asset-based fees and other expenses of the Master Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by such Fund as an investor in the Underlying Funds. An investor who is eligible to invest directly in an Underlying Fund would avoid fees and expenses of the Funds. Because Investment Managers of the Underlying Funds may receive performance-based allocations ("Incentive Allocations") to which they are entitled irrespective of the performance of other Investment Managers of Underlying Funds and the Funds generally, an Investment Manager with positive performance may receive compensation from a Fund, and thus indirectly from members in such Fund, even if a Fund's overall returns are negative.

         If the BACAP Fund or Master Fund withdraws from one Underlying Fund and invests in another Underlying Fund at a time when the Investment Manager has cumulative losses since its last receipt of an Incentive Allocation, the Funds will lose the benefit of these losses for Incentive Allocation calculation purposes. If the replacement Underlying Fund generates new profit, the Funds may have to pay an incentive fee to the replacement Investment Manager even though it might not have had to pay an incentive fee to the former Investment Manager for the same level of profits.

         INDEPENDENT INVESTMENT MANAGERS. Investment decisions of the Underlying Funds are made by their Investment Managers independently of each other. As a result, at any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. Consequently, each Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

         DEPENDENCE OF INVESTMENT MANAGERS ON KEY PERSONNEL. Many Investment Managers are dependent on the services of one or two persons. The loss of these individuals could have a substantial adverse impact on the performance of assets managed by that Investment Manager and make it impossible for an Investment Manager to continue to manage assets for the applicable Underlying Fund.

         POSSIBLE ADVERSE EFFECTS OF INCREASING THE ASSETS MANAGED BY THE INVESTMENT MANAGERS. An Investment Manager may be limited in the amount of assets that it can successfully manage by the difficulty of executing substantially larger trades in order to reflect larger equity under management and the restrictive effects of legal position limits or restraints on disposition and possible market illiquidity. The rates of return recognized on the investment and trading of a limited amount of assets may have little relationship to those an Investment Manager can reasonably expect to achieve trading larger amounts of funds. An Investment Manager may not have agreed to limit the amount of additional equity which it may manage and, therefore, there can be no assurance that an Investment Manager's strategies will not be adversely affected by the additional equity represented by additions to a Fund's account or otherwise.

         ILLIQUIDITY. Each of the BACAP Fund and Master Fund may make additional investments in or effect withdrawals from Underlying Funds only at certain times pursuant to limitations set forth in the governing documents of the Underlying Funds. Therefore, the BACAP Fund or Master Fund may not be able to withdraw its investment in an Underlying Fund promptly after it has made a decision to do so, which may result in a loss to the Fund and adversely affect the Fund's investment return. Additionally, the

         BACAP Fund and Master Fund may, from time to time, have to invest some of their assets temporarily in money market securities or, subject to the limitations of the 1940 Act, money market funds, due to these limitations, which may affect investment returns.

         INVESTMENTS IN NON-VOTING SECURITIES. To avoid potential adverse regulatory consequences imposed under the 1940 Act for owning more than 5% of the outstanding voting securities of an Underlying Fund, each of the BACAP Fund and Master Fund may, at the time of investment, elect to invest in a class of an Underlying Fund's non-voting securities (if such a class is available) or may, in a written contract with the Underlying Fund, waive voting rights associated with all or a portion of an Underlying Fund's voting securities held by the Fund. To the extent that the BACAP Fund or the Master Fund holds non-voting securities of an Underlying Fund or irrevocably waives its right to vote its securities with respect to Underlying Funds, it will not be able to vote on matters that require the approval of the investors in the Underlying Fund, including a matter that could adversely affect such Fund's investment in the Underlying Fund.

         DELAYS IN INVESTMENT IN UNDERLYING FUNDS. Each of the BACAP Fund and Master Fund will generally be fully invested in Underlying Funds. However, from time to time, one or more Underlying Funds may limit the amount of additional capital that they will accept from a Fund. In addition, even when additional investments are permitted by Underlying Funds, the BACAP Fund or Master Fund may make additional investments in an Underlying Fund only at certain times pursuant to limitations set forth in the governing documents of such Underlying Fund. In any such event, pending the allocation to additional Underlying Funds, or the agreement of the existing Underlying Funds to accept additional capital contributions from a Fund, initial or additional capital contributions made by members may be temporarily invested in money market instruments which may, subject to applicable law, include money market funds sponsored by and/or advised by an Investment Adviser or its affiliates. Under these circumstances, continued sales of interests will dilute the participation of existing members in the Underlying Funds in which a Fund is invested.

         IN KIND DISTRIBUTIONS. Underlying Funds may be permitted to redeem their interests in kind, instead of distributing cash. Thus, upon withdrawal of all or a portion of its interest in an Underlying Fund, the BACAP Fund or the Master Fund may receive securities that are illiquid or difficult to value. With respect to the Excelsior Fund, in the event that the Fund were to receive such securities from the Master Fund, the Excelsior Fund may be required to dispose of such securities either through liquidation or by distributing such securities to its members in connection with a repurchase by the Fund of all or a portion of interests of members.

         WHAT ARE THE FUNDS' PRINCIPAL RISKS RELATING TO THE INVESTMENT STRATEGIES EMPLOYED BY THE UNDERLYING FUNDS?

         This section briefly lists the types of investments generally made by the Investment Managers of the Underlying Funds and the related risk factors that apply to both Funds because of such investments. For a more detailed description of the risks involved with an investment in the Excelsior Fund, please see APPENDIX B - SECTION
         III: "INVESTMENT STRATEGIES AND RELATED RISKS OF THE EXCELSIOR AND MASTER FUNDS".

         The impact of a particular risk on an Underlying Fund will impact the BACAP Fund and Master Fund (and in turn, the Excelsior Fund). For purposes of the Master Fund's investment restrictions and certain investment limitations under the 1940 Act, the Master Fund will look through the Subadvised Accounts, if any, to their underlying securities.

         EQUITY SECURITIES. The Underlying Funds' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Underlying Funds may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

         BONDS AND OTHER FIXED INCOME SECURITIES. The Underlying Funds may invest in bonds and other fixed-income securities. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (I.E., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (I.E., market risk).

         The Underlying Funds may invest in both investment grade and non-investment grade debt securities. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a nationally recognized statistical rating organization (such as "Moody's" or "S&P") (an "NRSRO") of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

         INDUSTRY/SECTOR RISK. Underlying Funds may focus their investment strategy on a particular industry or sector. Investing in Underlying Funds focusing on equity and other securities of specific industry or sector issuers involves substantial risks. Market or economic factors affecting the industry or sector could have a major effect on the value of an Underlying Fund's investments.

         EVENT RISK. Certain investments by Underlying Funds are based on the anticipated outcomes of company-specific or transaction-specific situations, and certain other investments by Underlying Funds are based on the anticipated outcomes of broader changes in markets or the economy. If the outcomes are not as anticipated (either because the change did not occur, did not occur in the manner or to the extent anticipated, or, in the worst case, because the outcome was contrary to what had been anticipated), Underlying Funds which make such investments could suffer losses and loss of opportunities for alternative investments.

         INVESTMENTS IN DISTRESSED COMPANIES. Underlying Funds may invest in securities and private claims and obligations of domestic and foreign entities which are experiencing significant financial or business difficulties, such as loans, loan participations, claims held by trade or other creditors, non-performing and sub-performing mortgage loans, fee interests in real estate, partnership interests and similar financial instruments, most of which are not publicly traded and which may involve a substantial degree of risk. Underlying Funds that make such investments may lose a substantial portion or all of their investments in a troubled loan or equity interest or may be required to accept cash or securities with a value less than their share of the investment. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult for Investment Managers to obtain information as to the true condition of such entities.

         FOREIGN SECURITIES. The Underlying Funds may invest in securities of foreign issuers and in depository receipts that represent indirect interests in securities of foreign issuers. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information; less governmental regulation and supervision than in the U.S.; the unavailability of financial information regarding the foreign issuer; less liquidity and more volatility; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.

         Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of an Underlying Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. The foregoing risks may be greater in emerging industrialized and less developed countries.

         The Underlying Funds may enter into forward currency exchange contracts for hedging purposes and non-hedging purposes to pursue their investment objectives. There is no requirement that the Underlying Funds hedge all or any portion of their exposure to foreign currency risks.

         FOREIGN CURRENCY TRANSACTIONS. Underlying Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security an Underlying Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Underlying Fund already owns, particularly if the Investment Manager expects a decrease in the value of the currency in which the foreign security is denominated. Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve an Underlying Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Underlying Fund contracted to receive in the exchange. An Investment Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

         LEVERAGE. Borrowing by the Underlying Funds, the BACAP Fund, and the Master Fund for investment purposes (a practice known as "leverage") is a speculative practice that involves certain risks. In order to obtain "leveraged" market exposure in certain investments and to increase overall returns, an Investment Manager may purchase options and other synthetic instruments that do not constitute "indebtedness" under the 1940 Act. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risk of loss.

         Although leverage will increase investment returns if an Underlying Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of an investment.

         SHORT SALES. The Underlying Funds may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the funds believe possess volatility characteristics similar to those being hedged. In addition, the funds may use short sales for non-hedging purposes to pursue their investment objectives.

         Short sales are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on an Underlying Fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security, which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve a sale of a security by an Underlying Fund to a bank or securities dealer and the Underlying Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Underlying Fund. Reverse repurchase transactions are a form of leverage, which may also increase the volatility of an Underlying Fund's investment portfolio.

         PURCHASING INITIAL PUBLIC OFFERINGS AND NEW ISSUES. The Underlying Funds may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, limited operating history, and undercapitalization. These factors may contribute to substantial price volatility for the shares of these companies.

         DERIVATIVES. The Underlying Funds may invest in, or enter into, derivatives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Underlying Fund's performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

         -- OPTIONS AND FUTURES. The Underlying Funds may utilize options and futures contracts. They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a fund may have difficulty closing out its position.

         The Underlying Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. Risks associated with such options include possible investment loss, loss of opportunity to realize appreciation in the market price of the underlying security; possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security; and decline in price of the underlying security while depriving the Underlying Fund of the opportunity to invest any assets segregated on the Fund's books or with the Fund's custodian.

         Certain Underlying Funds invested in by the BACAP Fund and Master Fund may use derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC"). However, the BACAP Fund and Master Fund have each claimed an exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act, as amended, and therefore, are not subject to registration or regulation under the Commodity Exchange Act.

         Underlying Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits an Underlying Fund might realize in trading could be eliminated by adverse changes in the exchange rate.

         Engaging in futures contracts involves risk of loss to the investment and the risk that the Underlying Fund may fail to predict correctly movements in the direction of the relevant market. In addition, no assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

         --CALL AND PUT OPTIONS ON SECURITIES INDICES. Some or all of the Underlying Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. These investments involve the risk that the Underlying Funds will fail to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.

         --WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Because warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and do not represent any rights in the assets of the issuer, they may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

         --SWAP AGREEMENTS. Underlying Funds may enter into equity, interest rate, index and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. If the other party to a swap defaults, an Underlying Fund's risk of loss consists of the net amount of payments that the Underlying Fund contractually is entitled to receive.

         HEDGING TRANSACTIONS. The Underlying Funds may use certain financial instruments (including the derivatives described above) both for investment purposes and to seek to hedge against fluctuations in the relative values of the Underlying Funds' portfolio positions, as a result of changes in market interest rates or otherwise. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions' value. Such hedge transactions also limit the opportunity for gain if the value of the portfolio positions should increase. It may not be possible for an Underlying Fund to hedge against an interest rate fluctuation that is so generally anticipated that the Underlying Fund is not able to enter into a hedging transaction at a price sufficient to protect the Underlying Fund from the decline in value of the portfolio position anticipated as a result of such a fluctuation.

         DEFAULT AND COUNTERPARTY RISK. Some of the markets in which the Underlying Funds may effect transactions are "over-the-counter" or "interdealer" markets, including derivative transactions described above. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. This exposes the Underlying Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Underlying Funds to suffer a loss. In addition, in the case of a default, the Underlying Funds could become subject to adverse market movements while replacement transactions are executed. Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where an Underlying Fund has concentrated its transactions with a single or small group of counterparties. The Underlying Funds may not have an internal credit function that evaluates the creditworthiness of their counterparties. The ability of the Underlying Funds to transact business with any one or number of counterparties, the lack of any meaningful and independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Underlying Funds (and, indirectly, the Funds).

         LENDING PORTFOLIO SECURITIES. The Underlying Funds may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. An Underlying Fund might experience a loss if the institution with which the Underlying Fund has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund.

         WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Underlying Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Underlying Fund on a forward basis will not honor its purchase obligation. In such cases, an Underlying Fund may incur a loss.

         RESTRICTED AND ILLIQUID INVESTMENTS. Underlying Funds may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

         Underlying Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

         In addition, the BACAP Fund's and Master Fund's interests in unregistered Underlying Funds are themselves illiquid and subject to substantial restrictions on transfer. The Funds may liquidate an interest and withdraw from an unregistered Underlying Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Funds were they to have to sell interests at an inopportune time.

         For a more detailed description of the risks involved with an investment in the Excelsior Fund, please see APPENDIX B - SECTION III:
         "INVESTMENT STRATEGIES AND RELATED RISKS OF THE EXCELSIOR AND MASTER FUNDS".

         WHAT ARE SOME OF THE ADDITIONAL RISK FACTORS AND CONSIDERATIONS RELATING TO THE FUNDS?

         NON-DIVERSIFIED STATUS. Each Fund is a "non-diversified" management investment company within the meaning of the 1940 Act. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of a Fund's assets that may be invested in the securities of any one issuer. In order to reduce overall investment risk, however, neither the BACAP Fund nor the Master Fund plans to invest more than 10% of the value of its total assets (measured at the time of purchase) in the securities of a single company or in a single Underlying Fund.

         BORROWING. The Funds are authorized to borrow money to meet repurchase requests and for cash management purposes. Any borrowings by the Funds or the Master Fund are subject to a 300% asset coverage requirement under the 1940 Act. Although the Funds and the Master Fund are also authorized to borrow money for investment purposes, neither the Funds nor the Master Fund presently intend to borrow for such purposes. Borrowing for investment purposes (a practice known as "leverage") is a speculative practice that involves certain risks as described above. The Master Fund maintains a revolving credit facility to facilitate its ability to provide liquidity to the Excelsior Fund and other investors in the Master Fund.

         INCENTIVE ALLOCATIONS. The Underlying Funds that the BACAP Fund and the Master Fund invest in generally will receive Incentive Allocations, expected to range from 10% to 25% and 15% to 25% for the BACAP Fund and the Master Fund, respectively. These Incentive Allocations may create an incentive for the Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of a performance-based allocation. In addition, because the performance-based allocation will be calculated on a basis that includes realized and unrealized appreciation of an Underlying Fund's assets, the performance-based allocation may be greater than if it were based solely on realized gains. The fees and other expenses borne by the Funds, including the performance-based allocations indirectly payable by the Funds as a result of their investments in Underlying Funds, are higher than those of other registered investment companies.

         BANKING REGULATION. BAIA and U.S. Trust are each wholly owned subsidiaries of Bank of America, and as such are subject to regulation under banking law, including for certain affiliates the Bank Holding Company Act of 1956, as amended, and to regulation by U.S. bank regulatory agencies, including, as appropriate, the Board of Governors of the Federal Reserve and the Office of the Comptroller of the Currency. These banking laws, rules, regulations and guidelines and the interpretation and administration thereof by the staff of the regulatory agencies restrict the transactions and relationships between Bank of America and its affiliates, on the one hand, and each of the Funds and the Master Fund, on the other hand, and may restrict the investments and transactions by the Funds and the Master Fund.

         LIQUIDITY RISKS. Interests in the Funds are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although each Fund may offer to repurchase interests from investors from time to time, a member in a Fund may not be able to liquidate his or her interest for an extended period of time. Although each Fund generally reserves the right, in its sole discretion, to repurchase interests from its members, BAIA and U.S. Trust expect to recommend to their respective Boards of Managers that each Fund offer to repurchase interests from its members twice each year, effective at the end of June and December. As discussed under Question and Answer # 12 above, the BACAP Fund does not expect to repurchase interests for December 31, 2008.

         DISTRIBUTIONS TO MEMBERS AND PAYMENT OF TAX LIABILITY. Neither Fund intends to make periodic distributions of its net income or gains, if any, to its members. Whether or not distributions are made, members in the Funds are required each year to pay applicable U.S. federal, state and local income taxes on their respective shares of a Fund's taxable income, and, therefore, may have to satisfy their tax liability using funds from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board of Managers for each Fund.

         OTHER MATTERS. A non-corporate investor's share of the Master Fund's investment expenses attributable to the Excelsior Fund (including (i) asset-based fees at the Master Fund, Excelsior Fund and the Underlying Fund level, and (ii) Incentive Allocations at the Underlying Fund level) may be subject to certain limitations on deductibility for regular U.S. federal, state and local income tax purposes and may be completely disallowed for purposes of determining the non-corporate investor's alternative minimum tax liability.

         The BACAP Fund and the Master Fund may agree to indemnify certain of the Underlying Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of interests in the Funds.

16. WHAT ARE THE RISKS RELATED TO THE MASTER/FEEDER FUND STRUCTURE FOR THE EXCELSIOR FUND AND THE MASTER FUND?

         FEES AND EXPENSES. The Excelsior Fund does not invest directly in individual securities or Underlying Funds. Instead, it invests substantially all of its investable assets in the Master Fund. The Master Fund, in turn, purchases, holds and sells investments in accordance with its investment objectives and policies. The Board of Managers of the Excelsior Fund believes that the fees and expenses of the Excelsior Fund (including its share of the fees and expenses of the Master Fund as an investor in the Master Fund) will be less than or approximately equal to the expenses that the Excelsior Fund would incur if its assets were invested directly in securities and other investments.

         REPURCHASE OF INTERESTS AND DISTRIBUTIONS. The Excelsior Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may do so only through periodic repurchases by the Master Fund of the Excelsior Fund's interests in the Master Fund. This may limit the ability of the Excelsior Fund to make tender offers to repurchase interests from its own members. In addition, the Excelsior Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Excelsior Fund will incur expenses in liquidating investments received in connection with any in-kind distributions. A change in the investment objective, policies or restrictions of the Master Fund may cause the Excelsior Fund to seek to repurchase its interests in the Master Fund. Alternatively, the Excelsior Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund. The investment objectives and certain investment restrictions of the Master Fund may be changed without the approval of investors in the Master Fund (including the Excelsior Fund). These investors may include other types of pooled investment vehicles that may or may not be investment companies registered under the 1940 Act.

         CONTROL OF THE MASTER FUND. Other investors in the Master Fund may alone or collectively acquire sufficient voting interests in the Master Fund to control matters relating to the operation of the Master Fund. If other investors control the Master Fund, it could adversely affect the Excelsior Fund's ability to meet repurchase requests, which requires the cooperation of the Master Fund's Board of Managers, could result in a change to the Master Fund's investment objective, or could have other adverse consequences to the Excelsior Fund. As a result, the Excelsior Fund could be required to withdraw its investment in the Master Fund or take other appropriate action. Any such withdrawal could result in an in-kind distribution of securities (as opposed to a cash distribution from the Master Fund). If securities and other non-cash assets are distributed, the Excelsior Fund would incur brokerage, tax, or other charges in converting those assets to cash.

II.      THE PROPOSAL - REORGANIZATION OF BACAP FUND INTO EXCELSIOR FUND

         GENERAL. The Members of the BACAP Fund are being asked to approve the Reorganization of the BACAP Fund into the Excelsior Fund pursuant to the proposed Agreement and Plan of Acquisition (the "Plan"), a form of which is attached to this Prospectus/Proxy Statement as APPENDIX A, and in accordance with the Delaware Limited Liability Company Act.

         The Reorganization is structured as a transfer of all of the assets of the BACAP Fund to the Excelsior Fund in exchange for the assumption by the Excelsior Fund of all of the liabilities of the BACAP Fund reflected on the BACAP Fund's statement of assets and liabilities and for the issuance and delivery to the BACAP Fund of interests of the Excelsior Fund (the "Excelsior Fund Interests") with a value equal to the value of the BACAP Fund's assets (net of liabilities). The Excelsior Fund will then contribute to the Master Fund all of the assets of the BACAP Fund and the Master Fund will assume all of the related liabilities of the BACAP Fund that the Excelsior Fund assumed.

         After receipt of the Excelsior Fund Interests, the BACAP Fund will distribute the Excelsior Fund Interests to its eligible Members, pro rata based on their existing interests, in complete liquidation of the BACAP Fund, and the legal existence of the BACAP Fund will be terminated. Each eligible Member of the BACAP Fund will receive at the closing of the Reorganization (the "Closing Date") Excelsior Fund Interests equal in value at the date of the exchange to the aggregate value of the Member's BACAP Fund interests. The Plan provides the time for and method of determining the net value of the BACAP Fund's assets and the net asset value of Excelsior Fund Interests. The valuation will be done immediately before the exchange of assets and liabilities, as described in the Plan and the valuation methods for the BACAP Fund and the Excelsior Fund are substantially the same. As discussed in Question and Answer # 4, if a Member is a Qualified Client but not an Accredited Investor, and the Reorganization is approved, then the Member will receive Excelsior Fund Interests in the Reorganization but will not be able to make any additional investments in the Excelsior Fund until the Member becomes an Accredited Investor. If a Member is eligible to participate in the Reorganization but does not complete the Investor Certification, the Member will hold an economic interest in Excelsior Fund Interests that it receives as a result of the Reorganization, but will not become a member of the Excelsior Fund and will not have the rights and privileges associated with being a member of the Excelsior Fund described in the Excelsior Fund's Limited Liability Company Agreement. In this event, it is possible that the Excelsior Fund may redeem such Member's economic interest in the Excelsior Fund after the Closing Date, which may result in recognition of taxable gain or loss by such Member.

         Although it is not anticipated that a significant portion of the BACAP Fund's investments will be disposed of in connection with the Reorganization, it is possible that the BACAP Fund will be unable to transfer all of its investments in Underlying Funds to the Excelsior Fund. Unlike investments in publicly traded securities, investments in Underlying Funds are generally not transferable without the consent of the Investment Managers. If any Investment Manager refuses to allow the BACAP Fund to transfer its investment to the Excelsior Fund, the BACAP Fund may redeem its investment in the Underlying Fund before the Closing Date. In addition, in order to repurchase the interests of Members who are ineligible to receive Excelsior Fund Interests because they fail to meet the Qualified Client criteria, the BACAP Fund may redeem certain of its investments in Underlying Funds in order to fund such repurchase. Redemptions of investments in Underlying Funds before the Closing Date may result in a tax recognition event for all of the BACAP Fund's Members, including those who participate in the Reorganization. With respect to redemptions caused by an Investment Manager's refusal to transfer the investment to the Excelsior Fund, the cash received upon redemption will be transferred to the Excelsior Fund rather than being distributed to Members. Either of these circumstances may mean that Members may incur taxable capital gains or income without receiving any cash.

         The Managers of the BACAP Fund, after considering the proposals and recommendations provided by BAIA, have voted unanimously to approve the Reorganization, and recommend that Members also approve the Reorganization. The actions contemplated by the Plan and the related matters described in the Plan will be consummated only if Members holding a "majority of the outstanding voting securities" of the BACAP Fund vote to approve the Reorganization. The vote of a "majority of the outstanding voting securities" is defined in the 1940 Act to mean the vote: "(a) of 67 per centum or more of the voting interests present at the Special Meeting to approve the Reorganization, if the holders of more than 50 per centum of the outstanding voting interests of the BACAP Fund are present or represented by proxy; or (b) of more than 50 per centum of the outstanding voting interests of the BACAP Fund, whichever is less."

         In the event that the Reorganization does not receive the required Member approval, each Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Managers of the BACAP Fund may then consider such alternative arrangements or transactions as they believe to be in the best interests of the Members.

         MANAGERS' CONSIDERATIONS RELATING TO THE REORGANIZATION.

         The Board of Managers, all of whom are Independent Managers, of the BACAP Fund have carefully considered the anticipated benefits and costs of the Reorganization. The Managers considered a recommendation, including a detailed plan for the Reorganization, presented by BAIA at a meeting of the Board of Managers held on June 9, 2008. Before the meeting BAIA provided the Managers with materials on the Reorganization, which included information on the investment objective and the strategies of the Excelsior Fund, comparative operating expense ratios and performance information, an analysis of the projected benefits to BACAP Fund Members from the proposed Reorganization, and other information. In their deliberations, the Managers were assisted by their independent legal counsel. Following their review, the BACAP Fund's Board of Managers unanimously approved the Reorganization at their meeting on June 9, 2008, after concluding that participation in the Reorganization is in the best interests of the BACAP Fund and its Members and that the interests of existing Members would not be diluted by the Reorganization.

         In determining whether to recommend approval of the Reorganization, the Board of Managers (all of whom are Independent Managers) made inquiries into a number of matters and considered numerous factors. The Managers considered the nature, extent, and quality of the services provided by BAIA and U.S. Trust and the investment options available to Members of the BACAP Fund and the Excelsior Fund. With respect to the management of the Funds, the Managers noted that the lead portfolio manager of the Excelsior and Master Fund also serves on the investment committee of the BACAP Fund and, after the Reorganization, the other individuals on the investment committee of the BACAP Fund will support the lead portfolio manager in the day-to-day management of the Excelsior Fund and Master Fund.

         The BACAP Fund's Managers also noted that both Funds are non-diversified, closed-end funds registered under the 1940 Act with similar investment objectives and substantially similar strategies and risk profiles. It was important to the Managers that the Funds employ substantially similar investment strategies and allocate similar portions of their assets to Underlying Funds that pursue various strategies. Furthermore, the Managers were mindful of the fact that U.S. Trust intends to manage the Excelsior Fund in a similar manner to the BACAP Fund for the foreseeable future, so that the Excelsior Fund will provide BACAP Fund Members with a comparable investment.

         The BACAP Fund's Managers discussed the performance of the Excelsior Fund and the BACAP Fund, both in relation to one another and to certain benchmarks, noting that, in general, the Excelsior Fund has exhibited superior performance compared to the BACAP Fund. The Managers also reviewed the projected fees and expenses of the Excelsior Fund and the fact that the Excelsior Fund has a lower expense ratio than the BACAP Fund (after taking the Excelsior Fund's expense limitation into account, as described in Question and Answer # 8 above). The Managers noted that a larger combined fund may provide its members with economies of scale and the potential for even lower expenses.

         The BACAP Fund's Managers carefully reviewed the terms and conditions of the Reorganization and noted that no dilution of Member interests is expected. The Managers also noted that not all BACAP Fund Members would necessarily be eligible to participate in the Reorganization and receive Excelsior Fund Interests, and that some BACAP Fund Members who are eligible to participate in the Reorganization might not be eligible to make additional investments in the Excelsior Fund in the future because of differences in investor qualification requirements. The Managers also, subject to the discussion below in "Certain Federal Income Tax Consequences," noted the general absence of unfavorable U.S. federal income tax consequences from the Reorganization.

         The BACAP Fund's Managers considered any benefits derived or to be derived by Bank of America, BAIA or U.S. Trust from their relationships with the BACAP Fund and the Excelsior Fund. In addition to other due diligence, the Managers discussed a variety of other matters with BAIA, and the Managers' questions were answered to the Managers' satisfaction.

         The BACAP Fund's Managers considered the expected costs of the proposed Reorganization and the commitment by BAIA and U.S. Trust to bear substantially all of the costs. The expected out-of-pocket expenses associated with the Reorganization include, but are not limited to: (i) the expenses associated with the preparation, printing and mailing of Member communications, including the Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; (ii) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization;
         (iii) the legal fees and expenses incurred in connection with the Reorganization; (iv) each Fund's Boards of Managers' fees and out-of-pocket expenses incurred as a result of the Reorganization; and
         (v) expenses associated with transferring BACAP Fund's investments in Underlying Funds to the Excelsior Fund.

         The out-of-pocket expenses associated with the Reorganization will be borne by BAIA and U.S. Trust for the BACAP Fund and Excelsior Fund, respectively, and U.S. Trust will pay for proxy solicitation costs. If the Reorganization is not closed for any reason, BAIA and U.S. Trust will pay all expenses associated with the Reorganization. Members of the BACAP Fund and the Excelsior Fund will each bear the costs associated with auditing and reporting services that the Funds would have incurred in the ordinary course of business if the Reorganization had not been proposed.

         In connection with a meeting of the Board of Managers of the Excelsior Fund held on August 4, 2008, the Board determined that the Reorganization is in the best interests of the Excelsior Fund and that the interests of existing members would not be diluted by the Reorganization, and the Board also approved the Plan.

         AGREEMENT AND PLAN OF ACQUISITION

         Upon the approval of the Members of the BACAP Fund, the BACAP Fund and the Excelsior Fund will engage in a reorganization in accordance with the provisions of the proposed Plan, a form of which is attached as APPENDIX A. The description of the proposed reorganization in this Prospectus/Proxy Statement is qualified in its entirety by the full text of the Plan.

         The Plan contemplates (i) the Excelsior Fund's acquisition of all of the assets of the BACAP Fund in exchange solely for the Excelsior Fund Interests and the assumption by the Excelsior Fund of all of the liabilities of the BACAP Fund reflected on the BACAP Fund's statement of assets and liabilities; (ii) the distribution of the Excelsior Fund Interests to eligible Members of the BACAP Fund as soon as reasonably practicable after the Closing Date; (iii) the Excelsior Fund's contribution to the Master Fund of all of the assets the Excelsior Fund received from the BACAP Fund and the Master Fund's assumption of all of the related liabilities of the BACAP Fund that the Excelsior Fund assumed; and (iv) the dissolution of the BACAP Fund soon after the Reorganization.

         Accordingly, immediately after the Reorganization, each former eligible Member of the BACAP Fund will own Excelsior Fund Interests with a total net asset value equal to the total net asset value of the interests of the BACAP Fund held by that Member immediately prior to the Reorganization. The Plan provides the time for and method of determining the net value of the BACAP Fund's assets and the net asset value of interests of the Excelsior Fund.

         This transfer of the Excelsior Fund Interests will be accomplished by establishing a capital account on the records of the Excelsior Fund in the name of each Member of the BACAP Fund representing the value of Excelsior Fund Interests due the Member, based on such Member's pro rata share of Excelsior Fund Interests according to the percentage interest of such Member in the BACAP Fund, assuming each Member has returned the Investor Questionnaire indicating that such Member meets the Qualified Client qualifications as described under Question and Answer # 4 above.

         Any transfer taxes payable upon issuance of Excelsior Fund Interests in a name other than the registered holder of BACAP Fund interests on the books of the BACAP Fund as of the time of issuance shall, as a condition of such issuance, be paid by the person to whom such Excelsior Fund Interests are to be issued.

         The Excelsior Fund will assume all of the BACAP Fund's liabilities, expenses, costs, charges, reserves and other obligations reflected on the BACAP Fund's statement of assets and liabilities and in existence as of the Closing Date, except that expenses of the Reorganization contemplated to be paid by the BACAP Fund, BAIA or U.S. Trust will not be assumed or paid by the Excelsior Fund.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan. The Plan may be terminated by the mutual agreement of the Excelsior Fund and the BACAP Fund. In addition, either the Excelsior Fund or the BACAP Fund may at its option terminate the Plan at or prior to the Closing Date because (i) of a breach by the other Fund of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, if not cured within 30 days; or (ii) a condition in the Plan expressed to be precedent to the obligations of the terminating Fund has not been met and it reasonably appears that it will not or cannot be met.

         The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by each of the Funds. Following the mailing of the Prospectus/Proxy Statement to Members, however, no such amendment may have the effect of changing the provisions for determining the aggregate value of the Excelsior Fund Interests to be issued to BACAP Fund Members to the detriment of such Members without their further approval.

         The BACAP Fund may redeem certain of its investments in Underlying Funds that the Excelsior Fund indicates it does not wish to hold or that the Underlying Fund refuses to transfer to the Excelsior Fund. Members of the BACAP Fund will bear the costs, including any tax liability, associated with these liquidations to the extent that they are completed before the Closing Date. There can be no assurance that these liquidations will be accomplished before the Closing Date. It is not expected that the BACAP Fund will make any significant liquidations or dispositions of its interests in Underlying Funds in connection with the Reorganization.

         The Closing Date is expected to occur on or about March 31, 2009, or such other date as the parties may agree to in writing, provided all of the other closing conditions in the Plan have been satisfied or waived by the Managers of the BACAP Fund and the Excelsior Fund.

         DESCRIPTION OF THE EXCELSIOR FUND INTERESTS. Excelsior Fund Interests will be issued to the BACAP Fund's Members in accordance with the Plan. There will be no sales charge (or load) when you receive your Excelsior Fund Interests. Excelsior Fund Interests will be fully paid and nonassessable, but, similar to BACAP Fund interests, will generally not be redeemable or transferable. Please see Section III "Information About the Funds - Repurchase of Interests; Transfer of Interests" for more information.

         CERTAIN FEDERAL INCOME TAX CONSEQUENCES.

         Subject to the potential exceptions discussed below, the BACAP Fund believes that the Reorganization should, in general, not result in recognition of income for U.S. federal income tax purposes to the BACAP Fund or the BACAP Fund Members who receive solely interests in the Excelsior Fund. However, there can be no assurance that this will be the case.

         The U.S. federal income tax consequences of the Reorganization are discussed below, and reflect the views of the BACAP Fund. No person, including the Excelsior Fund, the BACAP Fund, the Master Fund, or any other person, has given any assurances as to the U.S. federal income tax treatment of the Reorganization to the BACAP Fund or to the BACAP Fund Members. The following disclosure is intended for the BACAP Fund Members and not for the Excelsior Fund, the members of the Excelsior Fund, or the Master Fund. In addition, this discussion does not address all aspects of U.S. federal income taxation (or any aspect of state, local, foreign, and estate taxes) that may be relevant to particular investors in light of their own investment or tax circumstances, to particular types of investors (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the U.S. federal income tax laws, or that may apply to particular assets or businesses. Accordingly, you should consult your own tax adviser with respect to the effect of the proposed transaction.

         TRANSFER OF BACAP ASSETS TO THE EXCELSIOR FUND.

         Each of the BACAP Fund, the Excelsior Fund and the Master Fund (each a "Fund" and together the "Funds") believes itself to be a partnership, and not a publicly traded partnership or entity taxable as a corporation, for U.S. federal income tax purposes. The BACAP Fund's conclusions regarding the U.S. federal income tax consequences of the Reorganization assumes that each Fund is and will continue to be properly treated as a partnership for U.S. federal income tax purposes, and the consequences for the BACAP Fund, the BACAP Fund Members, the Excelsior Fund, or the members of the Excelsior Fund would be materially different if this assumption were incorrect. No opinion has been provided by any advisor to the BACAP Fund that it is in fact properly treated as a partnership for U.S. federal income tax purposes (and not as a publicly traded partnership or entity taxable as a corporation). However, the BACAP Fund believes that it should properly be and continue through the Reorganization to be treated as a partnership for U.S. federal income tax purposes (and not as a publicly traded partnership or entity taxable as a corporation).

         In general, a partnership's transfer of assets to, and the assumption of liabilities of such partnership by, another partnership in exchange for interests in such other partnership will constitute a tax-free transfer to both the transferor and the transferee partnerships pursuant to Section 721(a) of the Code. However, several exceptions to this treatment apply.

         First, if (1) the transferee partnership is an "investment company" within the meaning of the Code and (2) the transfer results in the diversification of the transferor's interests, pursuant to Section 721(b) of the Code, the transferor will recognize gain (but not loss) on any transferred asset (i.e., on an asset by asset basis). In general, a transferee partnership more than 80 percent of the value of whose assets (after the application of certain look-through rules) are held for investment and which constitute certain specified assets will be considered to be an "investment company." In addition, it is possible that a partnership registered under the 1940 Act (such as the Excelsior Fund) would be considered an "investment company" for this purpose. However, under a safe-harbor provision, a transfer of a portfolio of "stock and securities" will not result in diversification if the portfolio of "stock and securities" that is being transferred is already diversified. Such portfolio is treated as diversified if not more than 25 percent of the value of its total assets is invested in the stock and securities of any one issuer and not more than 50 percent of the value of its total assets is invested in the stock and securities of five or fewer issuers (a "Diversified Portfolio"). Although there is no direct authority on point, it is believed by the BACAP Fund that interests in a partnership are probably looked through for this purpose ("Fund Look-Through") and that assets other than stock and securities can be included in a portfolio that should properly be treated as a Diversified Portfolio. The BACAP Fund expects that the Excelsior Fund will be considered an investment company. However, the BACAP Fund also expects that the portfolio of BACAP Fund assets (the "BACAP Assets") being transferred by the BACAP Fund to the Excelsior Fund should constitute a Diversified Portfolio - either directly or as a result of Fund Look-Through (or any combination thereof). This expectation is based in part on the BACAP Fund's expectation as to the assets it will hold directly and indirectly on the date of the transaction (though it should be noted that this expectation may prove to be incorrect, including if there are material redemptions of interests in the BACAP Fund in connection with the Reorganization or otherwise) and in part on the BACAP Fund's belief as to the manner in which the law in this area should be interpreted. Consequently, it is expected by the BACAP Fund that Section 721(b) should not apply to the transfer of the BACAP Assets. The BACAP Fund will seek to obtain information from the Underlying Funds' Investment Managers that will assist it in determining whether the BACAP Assets constitute a Diversified Portfolio; however, the information that the BACAP Fund receives may be inconclusive, or may indicate that the BACAP Assets do not constitute a Diversified Portfolio. Should Section 721(b) apply, the BACAP Fund would be required to recognize gain (but not loss) on the transfer of the

         BACAP Assets to the Excelsior Fund (on an asset by asset basis) and such gain would be allocated to the BACAP Fund Members.

         Second, the disguised sale rules of Section 707(a)(2)(B) may apply in lieu of Section 721(a) where a person transfers property to a partnership (1) which property is subject to one or more liabilities or
         (2) for which property the person receives or is deemed to receive cash or other disguised sale consideration. For the reasons discussed below, the BACAP Fund does not believe that the Reorganization should be treated as resulting in a disguised sale by either the BACAP Fund or the BACAP Fund Members.

         If liabilities that are assumed by a partnership are "non-qualified" liabilities, then the transferor will be treated as receiving taxable disguised sale proceeds in an amount equal to, very generally, the excess of the transferor's share of such liability immediately before the contribution over its share of such liability immediately after the contribution. If the liabilities are "qualified liabilities," then the transferor will not be treated as engaging in a disguised sale unless it receives, or is deemed to receive, some other item of cash or disguised sale consideration (including disguised sale consideration attributable to a reduction in the transferor's share of a non-qualified liability) in connection with such contribution. It is not always clear under current law when a liability is a qualified liability. It is also not clear how liabilities incurred by partnerships or other pass-through entities the interests in which are being contributed to the transferee partnership are to be treated for this purpose.

         The BACAP Fund believes that the BACAP Fund liabilities (the "BACAP Liabilities") being assumed are qualified liabilities. However, it is not clear whether such treatment would be sustained if challenged by the Internal Revenue Service. Nevertheless, it is not expected by the BACAP Fund that the Excelsior Fund or the Master Fund will assume material liabilities that are direct obligations of the BACAP Fund. As noted above, it is also not clear how liabilities of any of the BACAP Assets that are partnerships or other pass-through entities would be treated for this purpose. Nevertheless, the BACAP Fund does not expect that such liabilities would constitute non-qualified liabilities. The BACAP Fund also does not expect it will receive or be deemed to receive cash or other disguised sale consideration (other than, to the extent discussed above, the assumption of non-qualified liabilities) from the Excelsior Fund. For the forgoing and certain other reasons, the BACAP Fund does not believe that the Reorganization should be treated as resulting in a disguised sale by either the BACAP Fund or the BACAP Fund Members. However, should the Internal Revenue Service attempt to treat the transfer of BACAP Assets as part of a disguised sale of such assets by the BACAP Fund to the Excelsior Fund and succeed with such position, gain or loss would be recognized by the BACAP Fund on such deemed sale and would be allocated to the BACAP Fund Members.

         In addition, to the extent a partner within two years of a transfer of assets (and potentially even thereafter) to a partnership receives a distribution of cash or other property from the partnership, the partner will be subject to certain disguised sale rules which will require the reporting of such transfers and may (although it is not expected by the BACAP Fund) require gain or loss recognition with respect to the transfer of assets.

         Third, pursuant to Section 752, an assumption of a partner's liability by a partnership is treated as a cash distribution to the partner whose liability is being assumed. Treasury regulations provide that if as a result of a single transaction, a partner incurs both an increase in the partner's share of the partnership liabilities (or the partner's individual liabilities) and a decrease in the partner's share of the partnership's liabilities (or the partner's individual liabilities), only the net decrease in such liabilities will be deemed to be a distribution from the partnership. A cash distribution will result in gain to such partner to the extent it exceeds such partner's basis in its partnership interest. All or a portion of nonrecourse liabilities may be shifted among the parties as a result of the Reorganization. In addition, any recourse liabilities may, under certain circumstances, be shifted as a result of the Reorganization. A net decrease in the share of liabilities of any Excelsior Fund member or the BACAP Fund (or BACAP Fund Member) could exceed such person's basis in its interest in the Excelsior Fund, causing such person to recognize gain to the extent of such excess. The BACAP Fund believes that in the typical situation any such deemed distribution resulting from the application of Section 752 is unlikely to exceed the basis of the BACAP Fund Members, although each BACAP Fund Member should consult its own tax advisor regarding the application of this rule given its own particular circumstances (including its basis in the relevant partnership).

         Fourth, proposed Treasury regulations treat a direct or indirect transfer of stock in passive foreign investment companies ("PFICs") to a partnership as a disposition of such stock to the extent the prior shareholders are not treated as owning such stock immediately after the transfer. Such PFIC shareholders may be so treated because the partnership to which the stock was transferred may have other partners thereby reducing the share of such PFICs deemed held by such original shareholders. A disposition of PFIC stock may result in ordinary income taxation and interest charges to the direct or indirect transferors of such stock. Although such proposed regulations have not been issued in final form, they are intended to be effective as of April 1, 1992, and it is possible that, when and if issued in final form, they will be effective as of such date.

         Should the regulations be finalized with such retroactive date, any PFIC shares contributed or deemed contributed (to the extent held indirectly by the BACAP Fund) by the BACAP Fund to the Excelsior Fund will be deemed disposed of by the BACAP Fund and its partners. Should this occur, such partners would likely be required to recognize ordinary income with respect to the deemed disposition of such stock and would likely be subject to an interest charge on the amount of gain deemed deferred by such PFIC regulations. The BACAP Fund is not aware of any material amounts directly or indirectly invested in PFICs that could potentially be subject to these rules.

         Fifth, Section 751(b) may treat certain partnership distributions as causing the distributee partners of the distributing partnership to recognize income if the distributions result in disproportionate shifts in those partners' shares of certain assets (regardless of whether there would be net gain on the transaction and possibly in excess of net gain otherwise recognized). Such assets include "unrealized receivables" and certain "inventory." For these purposes, accrued but untaxed market discount, if any, on securities will be treated as an unrealized receivable. While there is little authority on this issue, the Internal Revenue Service has ruled in the past that Section 751(b) can apply in this context as a result of the application of Section 752, though that ruling has been criticized on statutory and policy grounds. The Internal Revenue Service could take the position that Section 751(b) applies if the liquidating distribution to the BACAP Fund Members is combined with some or all of the other parts of the Reorganization or if there is a deemed distribution to the BACAP Fund or any of the BACAP Fund Members, the members of the Excelsior Fund or the Excelsior Fund as a result of the application of Section 752. In addition, apart from the foregoing, redemptions of BACAP Fund Members for cash or other securities may trigger Section 751(b). The BACAP Fund believes that any redemption of Members' BACAP Fund interests will be made for solely cash, and this discussion is based upon such belief. The BACAP Fund does not believe that it or the Excelsior Fund will directly or indirectly at the time of the Reorganization hold material amounts of "unrealized receivables" and "inventory."

         DISTRIBUTION OF INTERESTS IN THE EXCELSIOR FUND TO BACAP FUND MEMBERS IN LIQUIDATION OF BACAP.

         In general, a distribution of assets (including interests in another partnership) by a partnership in liquidation of the distributing partnership will constitute a tax-free transfer to both the transferor partnership and the transferee partners pursuant to Section 731(a) and
         (b) of the Code. However, several exceptions to such treatment apply.

         First, a distribution of "money" in excess of a partner's basis in its partnership interest will result in such partner recognizing gain to the extent of such excess. For this purpose "money" includes "marketable securities." Marketable securities means financial instruments and foreign currencies that are actively traded. Financial instruments includes stocks "and other equity interests." Special look-through rules apply for the purpose of these determinations. In addition, a financial instrument the value of which is determined substantially by reference to marketable securities is treated as a marketable security.

         Nevertheless there are important exceptions to the "marketable securities" gain recognition rule. First, the inclusion of "marketable securities" in the definition of "money" does not apply in the case of a distribution by an "investment partnership" to an "eligible partner." An eligible partner is one who contributes only money, stock, notes and bonds, swaps, foreign currencies, or derivative interests to a partnership ("Specified Assets"). An "investment partnership" is a partnership substantially all the assets of which have ALWAYS consisted of Specified Assets and which has NEVER been engaged in a trade or business. A "trade or business" does not include activities undertaken as an investor, trader, or dealer. A look-through rule applies to the extent an upper-tier partnership either (i) actively and substantially participates in the management of the lower-tier partnership or (ii) holds a 20% or greater interest in the profits or capital interest in the lower-tier partnership ("Investment Partnership Look-Through Rule").

         In addition, any gain on marketable securities to any distributee partner will be reduced to the extent the distributee partner receives in such distribution no more than its share of the partnership's net appreciation inherent in the marketable securities (the "Pro Rata Distribution Rule"). In general, a pro rata liquidating distribution should satisfy such requirement. However, gain could still be recognized if a distributee partner's basis in its partnership interest were lower than such partner's share of inside basis in the assets (including partnership interests) held by the distributing partnership immediately prior to the distribution.

         The BACAP Fund expects that the Excelsior Fund Interests distributed to the BACAP Fund Members by the BACAP Fund could constitute marketable securities either because they are financial instruments the value of which is determined "substantially by reference to marketable securities" (i.e., the underlying assets of the various funds that constitute the BACAP Assets) or as a result of the various look-through rules.

         However, the BACAP Fund believes (based on certain expected facts, the existence of which is not assured) that it should qualify as an "investment partnership" (including after applying the Investment Partnership Look-Through Rule to the Excelsior Fund Interests and to the indirect interest in the Master Fund, each of which the BACAP Fund will temporarily hold). In addition, to the extent that a BACAP Fund Member has contributed only cash to the BACAP Fund (or has contributed certain other Specified Assets), the BACAP Fund believes that such BACAP Fund Member will qualify as an "eligible partner." If such expectations and assumptions are correct, even if the Excelsior Fund Interests would otherwise constitute "marketable securities," no gain will be recognized as a result of the application of the relevant provision to the distribution of such Excelsior Fund Interests to the BACAP Fund Members who qualify as "eligible partners." Alternatively, the distribution to the BACAP Fund Members may meet the Pro Rata Distribution Rule in which case any gain recognized will be reduced to the extent the distributee BACAP Fund Member receives its share of the BACAP Fund's net appreciation inherent in the BACAP Fund's marketable securities. However, to the extent certain BACAP Fund Members will receive cash or securities in exchange for their BACAP Fund interests while others will receive Excelsior Fund Interests, the Pro Rata Distribution Rule will not apply. Certain other exceptions to gain recognition may also apply.

         Second, under certain circumstances pursuant to the so-called "anti-mixing bowl" rules, gain may be recognized by a partner to the extent such partner transferred property to the partnership and subsequently either (1) such property is distributed to another partner or (2) such contributing partner receives a distribution of property from the partnership, in each case within seven years of the original transfer. Also, the general rule discussed in this section may be subject to the disguised sale rules described above.

         For this purpose, assuming no BACAP Fund Member has ever transferred any property other than cash to the BACAP Fund, the BACAP Fund believes that such BACAP Fund Member should not generally be subject to such "anti-mixing bowl" rules, although the rules may still apply under certain circumstances. For example, the "anti-mixing bowl" rules may apply as to the BACAP Assets to the extent any such assets are distributed to Excelsior Fund or Master Fund members or to the extent a former BACAP Fund Member receives a property distribution, in each case within seven years of the Reorganization. In each such case gain may be recognized as a result of such subsequent transaction.

         SUBSEQUENT TRANSFER OF BACAP ASSETS BY EXCELSIOR FUND TO THE MASTER FUND AND THE ASSUMPTION BY THE MASTER FUND OF THE BACAP LIABILITIES.

         Subsequent transfer of BACAP Assets by Excelsior Fund to the Master Fund and the assumption by the Master Fund of the BACAP Liabilities will be governed by the same rules as described above in "Transfer of BACAP Assets to the Excelsior Fund" and treating the Excelsior Fund as the contributing partner.

         In addition, to the extent the Excelsior Fund within two years of such transfer of BACAP Assets to the Master Fund (and potentially even thereafter) receives a distribution of cash or other property from the Master Fund, it will be subject to certain disguised sale rules which will require the reporting of such transfers and may (although it is not expected by the BACAP Fund) require gain or loss recognition with respect to such transfer of the BACAP Assets.

         TAX OPINION

         The Funds will receive a tax opinion from Ropes & Gray LLP, counsel to the BACAP Fund (which opinion is expected to be based on certain factual representations from the Funds and the entities in which the Funds invest and certain assumptions), to the effect that, on the basis of the existing provisions of the Code, Treasury regulations, current administrative rules and court decisions, insofar as the above statements in this section "Certain Federal Income Tax Consequences" constitute descriptions of U.S. federal income tax law (and do not relate to (i) any beliefs, expectations or legal conclusions of any of the Funds or of the Investment Advisers or propriety of their tax allocation methodologies, or (ii) any factual matters or matters involving both fact and law), such statements are in general materially correct descriptions of applicable law.

         The opinion is not a guarantee that the U.S. federal income tax consequences of the Reorganization will be as described above. There is no assurance that the U.S. Internal Revenue Service would agree with the opinion or with the expectations, beliefs, or legal conclusions of the Funds or of the Investment Advisers, and if the Internal Revenue Service were to successfully challenge the tax treatment of the Reorganization, the Reorganization may be taxable to the BACAP Fund, the BACAP Fund Members, the Excelsior Fund, the members of the Excelsior Fund or the members of the Master Fund as described herein. To the extent any portion of the Reorganization is taxable, income recognized could, depending on the facts present at such time, be ordinary income, short-term capital gain, long-term capital gain, or a combination thereof.

         The Excelsior Fund will file the tax opinion with the SEC shortly after the completion of the Reorganization. This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any BACAP Fund Member, member of the Excelsior Fund, or any other person. You are urged to consult your own tax advisor as to the specific consequences to you of the Reorganization, including the applicability and effect of federal, state, local, foreign income, estate, and other tax laws.

         OTHER TAX MATTERS.

         If certain BACAP Fund Members are not eligible to participate in the Reorganization because they fail to meet the Qualified Client criteria, the BACAP Fund may repurchase the interests of such Members and such Members will receive cash instead of Excelsior Fund Interests. This discussion does not address all of the possible tax consequences to such redeeming Members. Nonetheless, it should be noted that to the extent the BACAP Fund is required to redeem some of its investments in Underlying Funds in order to fund such repurchases, the BACAP Fund may realize gains and losses (both short-term and long-term) as well as ordinary income, that may be allocated among all the BACAP Fund Members, whether or not their interests are repurchased. The BACAP Fund Limited Liability Agreement requires the BACAP Fund (unless otherwise determined by the BACAP Fund's Board of Managers) to specially allocate items of BACAP Fund gain (including short-term capital gain) to a redeeming Member to the extent its capital account would otherwise exceed its adjusted tax basis in its partnership interest. Such a special allocation of gain may result in the withdrawing Member recognizing more short-term capital gain in the Member's last taxable year in the BACAP Fund, thereby reducing the amount of capital gain (long- or short-term, as the case may be) recognized during the tax year in which it receives its liquidating distribution upon withdrawal. The BACAP Fund believes such special allocations are permitted as a matter of current law. However, the Internal Revenue Service may successfully challenge such allocations, in which case the Members whose interests are not repurchased could be allocated more gain (including short-term capital gain) than would otherwise be the case.

         A BACAP Fund Member receiving cash in connection with a complete withdrawal, generally will recognize capital gain or loss to the extent of the difference between the amount of cash received by such Member and such Member's adjusted tax basis in its partnership interest (assuming the distribution does not constitute part of a disguised sale pursuant to the rules of Section 707(a)(2)(B)). Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to the BACAP Fund and depending on whether the Member contributed any non-cash assets to the BACAP Fund. In addition, because redeeming BACAP Fund Members may receive cash in exchange for their BACAP Fund interests while other BACAP Fund Members will receive Excelsior Fund Interests, the Reorganization will result in a non-pro rata distribution of assets to the BACAP Fund Members, which could result in recognition of ordinary income to the BACAP Fund Members receiving cash to the extent they are deemed to have exchanged their share of Section 751(b) property ("unrealized receivables" and certain "inventory") for additional non-Section 751(b) property (i.e., cash). It is possible that the amount of ordinary income could exceed gain otherwise recognized for the transaction. The BACAP Fund does not believe that at the time of and during the Reorganization it will directly or indirectly hold material amounts of "unrealized receivables" and "inventory."

         TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, YOU ARE HEREBY NOTIFIED THAT THE U.S. FEDERAL TAX ADVICE CONTAINED HEREIN (I) IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE BACAP

         FUND OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN, AND (II) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING U.S. TAX PENALTIES. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISER.

         CAPITALIZATION. The following table shows on an unaudited basis the capitalization of the Funds as of June 30, 2008, and on a PRO FORMA combined basis, giving effect to the Reorganization as of that date:


         ------------------------------------------------------------------------------------------------------
                               BACAP FUND          EXCELSIOR FUND      PRO FORMA ADJUSTMENT    EXCELSIOR FUND
                                                                                                 (PRO FORMA
                                                                                                COMBINED WITH
                                                                                                  BACAP FUND)
         ------------------------------------------------------------------------------------------------------
         Net Assets           $98,362,429           $259,001,494                N/A              $357,363,923
         ------------------------------------------------------------------------------------------------------

         Unaudited PRO FORMA combined financial statements of the Funds as of June 30, 2008 are included in the Reorganization SAI. The PRO FORMA combined financial statements reflect the transfer of the assets and liabilities of the BACAP Fund to the Excelsior Fund as contemplated by the Plan.

         COMPARISON OF RIGHTS OF BACAP FUND MEMBERS AND EXCELSIOR FUND MEMBERS. The rights of members of the BACAP Fund and Excelsior Fund are generally governed by the Delaware Limited Liability Company Act (the "LLC Act") and each Fund's Limited Liability Company Agreement (each an "Operating Agreement," and collectively, the "Operating Agreements"). Because each Fund is a Delaware Limited Liability Company and is registered under the 1940 Act as a non-diversified, closed-end management investment company, the rights of members in each Fund are substantially similar. Similarities and differences regarding certain rights under the LLC Act and the Operating Agreements are summarized below. The Excelsior Fund's Operating Agreement is attached as APPENDIX
         E. Please review it carefully. By executing the Investor Certification you will be agreeing to be bound by its terms. If a Member does not complete the Investor Certification, the Member will hold an economic interest in Excelsior Fund Interests that it receives as a result of the Reorganization, but will not become a member of the Excelsior Fund and will not have the rights and privileges associated with being a member of the Excelsior Fund described in the Excelsior Fund's Limited Liability Company Agreement. In this event, it is possible that the Excelsior Fund may redeem such Member's interest in the Excelsior Fund after the closing of the Reorganization, which may result in recognition of taxable gain or loss by such Member.

         MEMBERS AND INTERESTS. Each Fund offers interests for purchase in such manner and at such times as may be determined by each Fund's Board of Managers. Pursuant to the Operating Agreements, purchasing an interest of a Fund through subscription makes one a member of that Fund. Members may be admitted to a Fund subject to the condition that each such Member shall execute an appropriate signature page of the relevant Operating

         Agreement or of a subscription agreement pursuant to which such Member agrees to be bound by all the terms and provisions of the Operating Agreement. Each Fund's Board of Managers may in its absolute discretion reject any subscription for interests.

         As previously discussed under Question and Answer # 4 above, both Funds require that members be Qualified Clients. In addition, the Excelsior Fund requires each member to be an Accredited Investor at the time of initial subscription (with the exception of an initial subscription through the Reorganization) and each additional subscription for interests. If a member fails to satisfy the Accredited Investor eligibility requirements, the Fund may repurchase such member's interests.

         REDEMPTION AND TRANSFER RIGHTS. Each Fund has substantial restrictions on redemption and transfer of member interests. For a summary of these restrictions, please see Section III "Information About the Funds - Repurchase of Interests; Transfer of Interests".

         MEMBER LIABILITY. Under the LLC Act and the Operating Agreements, members of both Funds are liable to the extent of their capital contributions and may be required to return certain distributions made by a Fund to the member. The Excelsior Fund may require its members to return amounts distributed to members if, under certain circumstances, the Excelsior Fund's liabilities exceed the fair market value of the Excelsior Fund's assets. The BACAP Fund may require its Members to contribute to the Fund, whether before or after the Fund's dissolution or after a Member ceases to be a Member, amounts sufficient to meet the Fund's debts, obligations, or liabilities, up to the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Member's interests and any other amounts received by the Member from the Fund during or after the fiscal year in which the outstanding debt, obligation or liability was incurred.

         DUTY OF CARE AND INDEMNIFICATION. The Funds have substantially similar indemnification provisions. Each Operating Agreement provides that the Managers of a Fund shall not be liable to the Fund or any member for any loss or damage occasioned by any act or omission in the performance of the Managers' services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office. Each Operating Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers by a Fund (but not by members individually) against any liability and expense to which the Managers may be liable that arise in connection with the performance of the Managers' activities on behalf of the Fund. The Managers of a Fund shall not be personally liable to any member for the repayment of any positive balance in the member's capital account or for contributions by the member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its members. The rights of indemnification and exculpation provided under the Operating Agreements shall not be construed so as to provide for indemnification of the Managers for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of each Operating Agreement to the fullest extent permitted by law.

         Members of a Fund not in breach of any obligation under the Fund's Operating Agreement or under any agreement pursuant to which the member subscribed for interests will be liable to the Fund, any member or third parties only as provided under the LLC Act.

         VOTING RIGHTS. Under each Fund's Operating Agreement, actions requiring the vote of the Fund's members may be taken at any duly constituted meeting of the members at which a quorum is present. For each Fund, meetings may be called by the Board of Managers or by members holding 25% or more of the total number of votes eligible to be cast by all members, and may be held at such time, date and place as the Board of Managers shall determine. The presence in person or by proxy of members holding a majority of the total number of votes eligible to be cast by all members as of a record date for the meeting shall constitute a quorum. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of the agreement with the Investment Adviser, and approval of a Fund's auditors, and on certain other matters to the extent that the 1940 Act requires a vote of members on any such matters. Except for the exercise of their voting privileges, members in their capacity as such are not entitled to participate in the management or control of a Fund's business, and may not act for or bind the Funds or the Master Fund.

         Each member of a Fund has the right to cast a number of votes equal to the pro rata share of the value of such member's interests in his, her or its capital account with respect to the value of the aggregate interests in all of the capital accounts of a Fund. Except as otherwise required by a Fund's Operating Agreement or the 1940 Act, (i) candidates receiving a plurality of the votes cast at any meeting of members shall be elected as Managers of a Fund and (ii) all other actions of the members taken at a meeting shall require the affirmative vote of members holding a majority of the total number of votes eligible to be cast by those members who are present in person or by proxy at such meeting.

         In addition, pursuant to a master/feeder fund agreement between the Excelsior Fund and the Master Fund, approval by members of the Master Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Master Fund, which, for this purpose, means the affirmative vote of the lesser of (1) Master Fund members representing more than 50% in interest of the outstanding interests in the Master Fund or (2) Master Fund members representing 67% or more in interest of the outstanding interests in the Master Fund present at a meeting called for the purpose of approving a proposal, if Master Fund members holding more than 50% in interest of the outstanding interests in the Master Fund are represented at such meeting in person or by proxy. In connection with the vote of members of the Master Fund, the Excelsior Fund will vote its interest in the Master Fund proportionately for and against approval in accordance with the votes of members of the Excelsior Fund for and against a proposal.

         LIQUIDATION/DISSOLUTION. Each Fund's Operating Agreement has nearly identical provisions with respect to the Fund's liquidation or dissolution. Each Fund will be dissolved:

         o upon the affirmative vote to dissolve the Fund by (1) the Board of Managers or (2) members holding at least two-thirds of the total number of votes eligible to be cast by all members;

         o upon the expiration of any two-year period that commences on the date on which any member has submitted a written notice to the Fund requesting the repurchase of such member's entire interest in the Fund, in accordance with the Operating Agreement, if the Fund has not repurchased the member's interest;

         o upon the failure of members to elect successor Managers at a meeting called by the Investment Adviser when no Manager remains to continue the business of the Fund; or

         o    as required by operation of law.

         Upon the occurrence of any event of dissolution, the Board of Managers or the Investment Adviser of a Fund, acting as liquidator under appointment by the Managers (or another liquidator, if the Managers do not appoint the Investment Adviser to act as liquidator or the Investment Adviser is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets.

         Upon dissolution, a Fund's assets are to be distributed (1) first, to satisfy the debts, liabilities and obligations of the Fund, other than debts to members, including actual or anticipated liquidation expenses,
         (2) next, to satisfy debts, liabilities and obligations owing to the members, and (3) finally, to the members proportionately in accordance with the balances in their respective capital accounts relating to interests in the Fund. Assets may be distributed in-kind on a pro rata basis if the Board of Managers or liquidator determines that such a distribution would be in the interests of the members in facilitating an orderly liquidation.

         REPORTS TO MEMBERS. Both Funds represent that they will furnish or anticipate furnishing reports to members as soon as practicable after the end of each taxable year, to ensure members have the information necessary to complete their tax returns.

         The Excelsior Fund anticipates sending to members unaudited semi-annual and audited annual reports within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members of the Excelsior Fund are also sent quarterly reports regarding the Fund's operations during each quarter. Any member of the Excelsior Fund may request from U.S. Trust an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

         For members of the Excelsior Fund, a delay at the Master Fund level could delay the Excelsior Fund's preparation of tax information for members, thus potentially requiring members to file for extensions on their tax returns.

         POWER OF ATTORNEY. By subscribing for interests in a Fund, each member will appoint each of the Managers of a Fund his, her or its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the Operating Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

         The power-of-attorney granted as part of a Member's subscription for interests in a Fund is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers of the Fund and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any member granting the power-of-attorney, and shall generally survive the delivery of a transfer by a member of all or any portion of his, her or its interests in the Fund, except as otherwise provided in the Fund's Operating Agreement.

III.     INFORMATION ABOUT THE FUNDS

         Each Fund is organized as a Delaware limited liability company governed by the LLC Act. The BACAP Fund was organized on October 2, 2002. The Master Fund, formerly known as Excelsior Directional Hedge Fund of Funds, LLC , was organized on July 6, 2000 and commenced operations on October 1, 2000, and the Excelsior Fund was organized on February 26, 2007. On April 23, 2007, pursuant to member approval, the Excelsior Funds were reorganized into their current "master/feeder fund" investment structure. Effective that date, the Master Fund began operating as a master fund and member interests in the Master Fund were transferred to the Excelsior Fund, which invested substantially all of its assets in the Master Fund. Each Fund is also registered under the 1940 Act a non-diversified, closed-end management investment company.

         GENERAL INFORMATION. Each Fund is a specialized investment vehicle that may be referred to as a "registered private investment fund." A registered private investment fund is similar to an unregistered private investment fund in that interests are sold in large minimum denominations in private placements solely to high net worth individuals and institutional investors, and are subject to substantial restrictions on transfer. Unlike an unregistered private investment fund but like other registered investment companies, however, each Fund has registered under the 1940 Act to be able to offer interests without limiting the number of investors that can participate. With the exception of Excelsior Fund Interests that would be issued in the Reorganization, interests in the Excelsior Fund have not and will not be registered under the 1933 Act; therefore, the interests are restricted securities and may not be sold to the public without an effective registration statement under the 1933 Act or may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Interests of the BACAP Fund, however, are publicly offered and have been registered under the 1933 Act. Generally, however, neither Fund's interests are transferable.

         Each Fund is considered a "fund of hedge funds" that invests substantially all of its assets in underlying private investment funds and separately managed accounts (the Underlying

         Funds). The BACAP Fund, unlike the Excelsior Fund, invests its assets directly in Underlying Funds. The Excelsior Fund, on the other hand, invests substantially all of its assets in the Master Fund, which in turn invests directly in Underlying Funds. The Excelsior Fund and the Master Fund share similar investment objectives and strategies. This form of investment structure is commonly known as a "master/feeder fund" arrangement.

         FINANCIAL HIGHLIGHTS. The financial highlights tables below are intended to help you understand each Fund's recent financial performance. Because the Excelsior Funds operate under a master/feeder fund structure, financial highlights are shown for both the Excelsior Fund and Master Fund. The total returns represent the rate that an investor would have earned or lost on an investment in the relevant Fund, assuming reinvestment of all dividends and distributions, if any. This information has been derived from the Funds' financial statements, which have been audited by PricewaterhouseCoopers LLP ("PWC"). PWC's reports and the Funds' financial statements for the past five fiscal years are included in each Fund's annual report to members, which are available upon request by calling the BACAP Fund toll free at 1-888-786-9977 or by visiting the SEC's website at WWW.SEC.GOV.

         FINANCIAL HIGHLIGHTS - BACAP FUND

         The ratios below are calculated by dividing total dollars of income or expenses as applicable by the average of total annual Members' capital based on each of the twelve months ended March 31. Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period for each year ended March 31. An individual investor's return may vary from these returns based on the timing of capital contributions and withdrawals.


                                                                                   YEARS ENDED MARCH 31,
                                                              -------------------------------------------------------------
         RATIOS TO AVERAGE INVESTORS' CAPITAL:
                                                                 2008         2007         2006         2005         2004
                                                              -------------------------------------------------------------

         Net investment loss - prior to incentive allocation    (1.67%)      (2.02%)(6)   (2.49%)      (2.56%)      (2.36%)

         Incentive allocation                                    0.00%(5)     0.00%(5)     0.00%(5)    (0.03%)      (0.50%)

         Net investment loss - net of incentive allocation      (1.67%)      (2.02%)(6)   (2.49%)      (2.59%)      (2.86%)

         Expenses before organization expenses (2)               1.81%        2.32%(6)     2.74%        2.66%        2.72%(3)

         Expenses (2)(7)                                         1.81%        2.32%(6)     2.74%        2.66%        2.87%(1)

         Incentive allocation (2)(7)                             0.00%(5)     0.00% (5)    0.00%(5)     0.03%        0.50%

         Total expenses and incentive allocation (2)(7)          1.81%        2.32%(6)     2.74%        2.69%        3.37%(1)

         Total return - prior to incentive allocation (4)        0.66%        7.79%        6.38%        2.61%       10.34%

         Incentive allocation                                    0.00%(5)     0.00%(5)     0.00%(5)    (0.02%)      (0.46%)

         Total return - net of incentive allocation (4)          0.66%        7.79%        6.38%        2.59%       9.88%

         Portfolio turnover rate                                26.75%       37.40%       47.84%       61.24%      43.16%

         Investors' capital, end of year ($000)                $103,741      $99,750     $75,257      $71,765      $64,155


         (1) Includes organization expenses of $45,000 incurred prior to commencement of operations on April 1, 2003, charged to Members' Capital Accounts.
         (2) Does not include expenses of the Underlying Funds in which the BACAP Fund invests. The expense ratio (expense and incentive allocation ratio) is calculated for the Members taken as a whole. The computation of such ratios based on the amount of expenses and incentive allocation assessed to an individual Member's capital may vary from these ratios based on the timing of capital transactions.
         (3) Does not include organization expenses charged during the year ended March 31, 2004 in the amount of $22,668.
         (4) Total return is calculated for all the Members taken as a whole, net of all fees, except where noted that performance is prior to incentive fee allocation. An individual Member's return may vary from these returns based on the timing of capital transactions.
         (5)  Effective December 1, 2005, the BACAP Fund terminated the incentive fee accrual retroactively to April 1, 2005.
         (6)  If expenses had not been voluntarily reimbursed by BAIA, the ratios of net investment loss and expenses to average Members' Capital would be (2.05%) and 2.35%, respectively.
         (7) The Underlying Funds expense ratios excluding incentive fee range from 1.62% to 17.08% (unaudited). The Underlying Funds incentive fees are generally 20% of profits generated by the Underlying Funds.

         FINANCIAL HIGHLIGHTS - MASTER FUND

         The following represents the ratios to average members' equity - net assets, total return and other supplemental information for the periods indicated:


                                            FOR THE YEAR    FOR THE YEAR   FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                               ENDED           ENDED           ENDED           ENDED            ENDED
                                             MARCH 31,        MARCH 31,       MARCH 31,       MARCH 31,        MARCH 31,
                                               2008*           2007            2006             2005             2004
                                           -----------------------------------------------------------------------------

         Net assets, end of period         $319,569,861    $310,364,405    $292,022,821    $240,943,784      $173,964,183

         Ratio of net investment loss          (1.18%)         (1.71%)         (1.75%)          (1.77%)          (1.82%)
          to average Members' equity
          -  net assets (a), (b)
         Ratio of expenses to average           1.24%           1.86%           1.85%            1.81%            1.87%
          Members' equity - net
          assets (a), (b)
         Portfolio turnover                     7.37%          30.25%          15.33%           15.61%           22.70%
         Total return (c)                       0.45%           8.82%          10.09%            4.83%           13.68%


         * The Master Fund reorganized into a master-feeder structure effective April 23, 2007.

         (a) Ratio does not reflect the Master Fund's proportionate share of net income (loss) and expenses, including incentive allocation, of the Underlying Funds.

         (b) Average members' equity - net assets is determined using the net assets at the end of each month during the period.

         (c) Total return is net of expenses and assumes a purchase of an interest in the Master Fund on the first day and a sale of interest on the last day of the period and is calculated using geometrically linked monthly returns.

         FINANCIAL HIGHLIGHTS - EXCELSIOR FUND

         PERIOD FROM APRIL 23, 2007 (COMMENCEMENT OF OPERATIONS) TO MARCH 31,
         2008

         The following represents the ratios to average members' equity - net assets, total return and other supplemental information for the period indicated:



         Net assets, end of period                                              $303,944,733

         Ratio of net investment loss to average members' equity -  net           (1.78%)
            assets (a)
         Ratio of total expenses to average members' equity - net                  1.89%
            assets (b) (c)
         Ratio of net expenses to average members' equity - net                    1.86%
           assets (b)
         Total return (d)                                                         (0.13%)


         (a) The ratio reflects the income and expenses assuming inclusion of the Excelsior Fund's proportionate share of income and expenses of the Master Fund.

         (b) The ratio reflects the expenses assuming inclusion of the Excelsior Fund's proportionate share of the expenses of the Master Fund.

         (c) The ratio is before any expense limitation or reimbursement per the Expense Limitation Agreement.

         (d) Total return assumes a purchase of an interest in the Excelsior Fund on the first day and the sale of the interest on the last day of the period and is calculated using geometrically linked monthly returns.

         INVESTMENT RESTRICTIONS. Each Fund has adopted certain fundamental investment restrictions that may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (a) more than 50% of the outstanding interests of the Fund or
         (b) 67% or more of the outstanding interests present at a meeting if more than 50% of the outstanding interests are represented at the meeting in person or by proxy (so-called "Fundamental Investment Restrictions").

         The tables in APPENDIX C compare the Fundamental Investment Restrictions of the BACAP Fund and the Excelsior Fund. Because the Funds have similar investment objectives and substantially similar investment strategies, each Fund's fundamental investment restrictions are substantially similar and there is not expected to be a material difference between the manner in which the BACAP Fund's and the Excelsior Fund's investments are managed.

         In addition to the fundamental investment restrictions listed in APPENDIX C, the investment objective of the Excelsior Fund is also fundamental and may not be changed without a vote of a majority of the Fund's outstanding voting securities. The BACAP Fund may change its investment objective without approval of its Members.

         Because it is part of a master/feeder fund structure, the Excelsior Fund "looks through" to the Master Fund's investments in determining whether the Excelsior Fund complies with its Fundamental Investment Restrictions. To the extent the Excelsior Fund "de-spokes" from the master/feeder structure, or otherwise establishes Subadvised Accounts of its own, the Excelsior Fund "looks through" to the underlying investments of such Subadvised Accounts for purposes of complying with its Fundamental Investment Restrictions.

         The Master Fund has fundamental investment restrictions that are substantially the same as those of the Excelsior Fund. These investment restrictions may not be changed by the Master Fund without the vote of a majority of the outstanding voting interests of the Master Fund. The investment restrictions and other policies described here and in Appendix C do not apply to Underlying Funds, but are applicable to Subadvised Accounts. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Excelsior Fund's or the Master Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

         Each of the BACAP Fund and the Master Fund limits its investment position (aggregated with the investments of other affiliates) in any one Underlying Fund to less than 5% of the Underlying Fund's outstanding voting securities, absent an order of the SEC (or assurances from the SEC staff) that holding 5% or more of such outstanding voting securities will not subject the Fund to various 1940 Act prohibitions on affiliated transactions. The BACAP and Master Fund also are not required to adhere to this 5% investment limitation to the extent that they rely on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in certain Underlying Funds, each of the BACAP Fund and Master Fund may purchase non-voting securities of, or irrevocably waive its right to vote its interests in, Underlying Funds. Additionally, each of the BACAP Fund and the Master Fund may limit its position in any one Underlying Fund, such that the Fund's investments (aggregated with the investments of other affiliates) in an Underlying Fund will not equal or exceed 25% of the Underlying Fund's total assets, or such other percentage limit as may be determined by the Fund in consultation with its counsel.

         The Bank Holding Company Act of 1956, as amended (the "BHC Act"), together with the rules and regulations of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), currently impose certain restrictions on the ability of bank holding companies and their subsidiaries to own equity securities of certain issuers. Each of BAIA, U.S. Trust, their ultimate parent company, Bank of America, and their affiliates are subject to the BHC Act.

         However, if BAIA, U.S. Trust or Bank of America, directly or indirectly through their subsidiaries, make capital contributions to the BACAP Fund, Excelsior Fund, or the Master Fund in an aggregate amount such that BAIA, U.S. Trust or Bank of America may be deemed to control such Fund for purposes of the BHC Act, or if BAIA, U.S. Trust or Bank of America are otherwise deemed to control either of the Funds or the Master Fund for purposes of the BHC Act, the BACAP Fund, Excelsior Fund, or the Master Fund, as the case may be, may be subject to certain investment limitations and other limitations. For example, if U.S. Trust or Bank of America is deemed to control the Master Fund, the Master Fund may be unable to purchase securities of an Underlying Fund (or other company) if the aggregate ownership of the Underlying Fund by the Master Fund, when aggregated with the investments (if any) of U.S. Trust, Bank of America and their affiliates in such Underlying Fund (or other company), equal 5% or more of the outstanding shares of any class of voting securities or 25% or more of the total equity (including subordinated debt) of the Underlying Fund (or the company). In addition, other restrictions on the transactions and relationships between BAIA, U.S. Trust, Bank of America, and their affiliates, on the one hand, and the Funds or the Master Fund, on the other hand, may apply.

         U.S. Trust will not cause the Excelsior Fund to make loans to or receive loans from U.S. Trust or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law.

         MANAGEMENT. Each Fund has a different Board of Managers (the Managers) that oversees the general conduct of each Fund's business. Each Fund's Board of Managers has overall responsibility for the management and supervision of the operations of the Fund for which it is responsible and has approved the Fund's investment program. Each Board of Managers exercises the same powers, authority and responsibilities on behalf of a Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Master Fund also has a Board of Managers that currently is comprised of the same persons who comprise the Board of Managers of the Excelsior Fund. The Master Fund's Board of Managers has overall responsibility for the management and supervision of the operations of the Master Fund. Please see the Reorganization SAI for detailed information regarding each member of the Excelsior Fund's Board of Managers, including their principal occupations during the past five years, compensation received from the Excelsior Fund, and equity securities of the Excelsior Fund owned.

         The Managers of the BACAP Fund have retained BAIA to serve as the investment adviser for the BACAP Fund. The Managers of the Excelsior Fund and the Master Fund have retained U.S. Trust to serve as the manager for the Excelsior Fund and the investment adviser for the Master Fund. BAIA and U.S Trust each serve as an investment adviser (the "Investment Advisers") to the BACAP Fund and Master Fund, respectively, pursuant to an investment advisory agreement (each an "Advisory Agreement"). The same individuals providing advisory services to the BACAP Fund work for both BAIA and U.S. Trust and provide advisory services to the Master Fund.

         Pursuant to the Advisory Agreements, and under the supervision and control of the Managers, the Investment Advisers are responsible for developing, implementing and supervising the BACAP Fund's and Master Fund's investment programs and providing day-to-day management services to the Funds. Each Investment Adviser evaluates and monitors each Underlying Fund and its Investment Manager to determine whether such Underlying Fund's investment program is consistent with a Fund's investment objective, strategies and restrictions and whether its investment performance is satisfactory in the context of its chosen strategy. An Investment Adviser may reallocate a Fund's assets among the Underlying Funds, terminate investments in existing Underlying Funds and Investment Managers and select additional Underlying Funds, subject in each case to the ultimate supervision of and subject to any policies established by the Managers of the Fund.

         In performing its duties under the Advisory Agreement, each Investment Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services, and it may enter into investment sub-advisory agreements with any registered investment advisers, subject to such approvals of the Managers and members of a Fund as may be required to comply with applicable provisions of the 1940 Act.

         As the manager of the Excelsior Fund, U.S. Trust also provides various management and administrative services to the Excelsior Fund pursuant to a management agreement with the Excelsior Fund (the "Management Agreement"). These services include: providing office space and other support services to the Excelsior Fund; maintaining and preserving certain records of the Excelsior Fund; preparing and filing various materials with state and federal regulators; supervising services provided by the Excelsior Fund's administrator, transfer agent and custodian; reviewing and arranging for payment of the Excelsior Fund's expenses; reviewing subscription documents submitted by prospective investors; preparing communications and quarterly reports to members; and coordinating the preparation of materials relating to meetings of the Board of Managers and meetings of members. Under the Management Agreement, U.S. Trust also is responsible for the investment of the cash reserves of the Excelsior Fund.

         Both BAIA and U.S. Trust are registered as investment advisers under the Investment Advisers Act of 1940, as amended. BAIA and U.S. Trust are wholly-owned, indirect subsidiaries of Bank of America, and Bank of America owns a controlling interest in BAIA and U.S. Trust. Bank of America is an international banking and financial services institution organized in Delaware. BAIA is a Delaware corporation whose principal office is located at 100 Federal Street, Boston, Massachusetts 02110. As of June 30, 2008, BAIA had approximately $40.5 billion in assets under management. U.S. Trust is a North Carolina corporation whose principal offices are located at 225 High Ridge Road, Stamford, CT 06905. As of June 30, 2008, U.S. Trust had approximately $1.29 billion in assets under management.

         In consideration for BAIA's services under its Advisory Agreement with the BACAP Fund and U.S. Trust's services under the Advisory Agreement and Management Agreement with the Master Fund and Excelsior Fund, respectively, each Fund pays the following fees:



         ---------------------------------------------------------------------------------------------
                                  BACAP Fund                          Excelsior Fund
         ---------------------------------------------------------------------------------------------
         ---------------------------------------------------------------------------------------------
         Advisory Agreement       1.25% of net assets of the Fund     In consideration for services
                                  (on an annualized basis, before     provided by U.S. Trust to
                                  reduction for any repurchases of    the Master Fund, the Master
                                  interests)                          Fund pays U.S. Trust a
                                                                      quarterly fee of 0.25%
                                                                      (1.00% on an annualized
                                                                      basis) of the average net
                                                                      assets of the Master Fund.
                                                                      Because the Excelsior Fund
                                                                      operates through a
                                                                      master/feeder structure, the
                                                                      Excelsior Fund bears its
                                                                      own expenses, and,
                                                                      indirectly through its
                                                                      investment in the Master
                                                                      Fund, a pro rata portion of
                                                                      the Master Fund's fees and
                                                                      expenses not otherwise
                                                                      borne by the U.S. Trust,
                                                                      including, but not limited
                                                                      to, the fees under the
                                                                      Advisory Agreement.
         ---------------------------------------------------------------------------------------------
         Management Agreement     N/A                                 0.125% of net assets quarterly
                                                                      (0.50% on an annualized basis)
                                                                      of the Fund
         ---------------------------------------------------------------------------------------------

         The basis for the Managers' approval of the BACAP Fund's Advisory Agreement with BAIA is discussed in the BACAP Fund's semi-annual report to Members dated December 7, 2007 for the six month period ended September 30, 2007, and the basis for the Managers' approval of the Master Fund's Advisory Agreement with U.S. Trust is discussed in the Master Fund's annual report to members dated June 8, 2007 covering the fiscal year ended March 31, 2007.

         INVESTMENT MANAGEMENT TEAM. BAIA utilizes a team-based approach in managing the BACAP Fund's portfolio, with an investment committee of five individuals responsible for making investment decisions for the BACAP Fund. The individual members of the investment committee, which includes representatives from portfolio management, operations, risk and other groups within BAIA and Bank of America, are identified below.

         U.S. Trust, however, employs one individual to serve as the lead portfolio manager responsible for the Excelsior Fund and the Master Fund. Spencer N. Boggess is the portfolio manager primarily responsible for the day-to-day management of each of the Excelsior Fund's and Master Fund's portfolio. However, the same individuals who, as employees of BAIA, are responsible for managing the BACAP Fund, are also employees of U.S. Trust and support Mr. Boggess in managing the Excelsior Fund and Master Fund. All of these individuals, including Mr. Boggess (who is also a member of the BAIA investment committee responsible for the day to day management of the BACAP Fund), are employees of both BAIA and U.S. Trust, and information regarding their positions with BAIA and U.S. Trust and past business experience is summarized below.

         Spencer N. Boggess, born in 1967, currently serves as Senior Vice President of BAIA and is a member of BAIA Investment Committee (2007 to present). Further, Mr. Boggess holds or has held various positions with Bank of America and its affiliates, including: Senior Vice President of Bank of America Capital Advisors, Inc. (2007 to present); Senior Vice President of BACAP Alternative Advisors, Inc. (2007 to present); President, Chief Executive Officer and Director of U.S. Trust Hedge Fund Management, Inc (President: 2004 to present; Chief Executive
         Officer: 2003 to present; Director 2007 to present); and Senior Vice President and Director of Research at CTC Consulting, Inc. (2000-2003). Mr. Boggess received his B.A. degree from the University of Virginia.

         David R. Bailin, born in 1959, currently serves as Senior Executive Vice President of BAIA and as Chairman of BAIA Investment Committee (2007 to present). Further, Mr. Bailin holds or has held various positions with Bank of America and its affiliates, including: President of Bank of America Capital Advisors, Inc. (2007 to present), President and Director of BACAP Alternative Advisors, Inc. (2007 to present), Managing Director of Bank of America's Alternative Investment Group (2007 to present), Managing Director & Head of the Alternative Investments Division of United States Trust Company, National Association (2006-2007), Consultant to the Alternative Investment Group, United States Trust Company, National Association (2006); and Chairman of U.S. Trust Hedge Fund Management, Inc. (2006 to present). In addition, Mr. Bailin served as Chief Operating Officer and Co-Founder/Member of Martello Investment Management, LLP (2002-2006) and as Chief Operating Officer and Partner of

         Violy, Byorum and Partners, LLC (2000-2002). Mr. Bailin received his B.A. degree from Amherst College and received his M.B.A from Harvard University.

         James D. Bowden, born in 1953, currently serves as a member of BAIA Investment Committee (2006 to present). Further, Mr. Bowden holds or has held various positions with the following Bank of America entities:
         Banc of America Investment Advisors, Inc. (2005 to present); and Bank of America Capital Corporation (1998-2004). Mr. Bowden received his B.B.A. degree in Accounting from the University of Michigan in 1975, and his M.B.A. degree in Finance/Marketing from the University of Michigan in 1977.

         Steven L. Suss, born in 1960, currently serves as Senior Vice President of BAIA and is a member of BAIA Investment Committee (2007 to present). Further, Mr. Suss holds or has held various positions with Bank of America and its affiliates, including: Senior Vice President of Bank of America Capital Advisors, Inc. (2007 to present); Director of BACAP Alternative Advisors, Inc. (2007 to present); Senior Vice President of the Alternative Investments Division of United States Trust Company, National Association (2007); and Director and Senior Vice President of UST Advisers, Inc. (2007-2008). In addition, Mr. Suss served as Chief Financial and Chief Compliance Officer at Heirloom Capital Management, L.P. (2002-2007). Mr. Suss received his Bachelors degree from The University of Texas at Austin and is a Certified Public Accountant.

         Joseph P. Quinlan, born in 1958, currently serves as Senior Vice President and Chief Market Strategist (2005 to present) for BAIA and as a member of various BAIA Investment Committees (2006 to present). Further, Mr. Quinlan holds or has held various positions with the following Bank of America entities: Bank of America Capital Advisors, LLC (2006); and Bank of America (2003 to present). Prior to joining Bank of America, he served as Fellow, Center for Transatlantic Relations for Johns Hopkins University (2002-2003), and as Senior Global Economist for Morgan Stanley (1994 to 2002). Mr. Quinlan received his B.A. degree in Political Science from Niagara University in 1994, and his M.A. degree in International Political Economics and Development from Fordham University in 2002.

         For more information on the other accounts that Mr. Boggess manages and his compensation and ownership of Excelsior Fund shares, please see the Reorganization SAI.

         ADMINISTRATION AND OTHER SERVICES. The BACAP Fund has retained BAIA to serve as the administrator of the Fund. Pursuant to an administration agreement with the BACAP Fund, BAIA provides, or arranges to provide, accounting, administrative and transfer agency services to the Fund. SEI Global Fund Services, Inc. ("SEI") has been retained as a sub-administrator to assist BAIA by providing certain accounting, administration and transfer agency services to the fund. Pursuant to the terms of the administration agreement, the BACAP Fund pays BAIA an amount equal to the fees payable by BAIA to SEI under the sub-administration agreement. This amount includes a fee of 0.07% of the Fund's net assets and a fee for various other investor servicing and tax-related fees and reimbursement obligations currently estimated at 0.03% of the BACAP Fund's net assets. The asset-based fee is subject to breakpoint discounts to the extent fund assets exceed certain threshold amounts.

         J.D. Clark & Co. ("JD Clark") provides accounting and certain administrative and investor services to the Excelsior Fund. JD Clark also serves as the transfer agent for the Excelsior Fund. JD Clark's principal business address is 2225 Washington Blvd., Ogden, Utah 84401. The Excelsior Fund pays JD Clark a fee on a quarterly basis within ten days after the end of each calendar quarter. This administration fee is computed at 0.00025% of the Excelsior Fund's net assets as of the first day of each calendar quarter on the first $150 million of net assets, plus 0.000125% of the Fund's net assets in excess of $150 million. The minimum fee paid to JD Clark is $3,000 per quarter and the maximum fee paid to JD Clark is $75,000 per quarter (subject to an annual revision for inflation). Similar services are provided by JD Clark to the Master Fund.

         The BACAP Fund's custodian is SEI Private Trust Company ("SEI Trust"). The principal business address of SEI and SEI Trust is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Trust has also retained The Bank of New York Mellon to serve as subcustodian to the BACAP Fund. The principal business address of The Bank of New York Mellon is 101 Barclay Street, 21 W Floor, New York, New York 10286. The Fund has also retained PNC Global Investment Servicing Inc. under a Regulatory Administration Services Agreement to provide certain regulatory administration services, such as, among other things, preparing Board meeting materials, assisting in regulatory filings and preparing registration statements and amendments thereto. The principal business address of PNC Global Investment Servicing Inc. is 301 Bellevue Parkway, Wilmington, Delaware 19809.

         PFPC Trust Company serves as the custodian of the assets of the Excelsior Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers for the Fund in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. PFPC Trust Company's principal business address is 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153.

         FEES AND EXPENSES. Each of the BACAP Fund and Excelsior Fund bears its own expenses not otherwise borne by the Investment Advisers, and the Excelsior Fund bears indirectly through its investment in the Master Fund, a pro rata portion of the Master Fund's fees and expenses not otherwise borne by U.S. Trust. The expenses borne by the Funds include, but are not limited to: investment-related expenses (including, but not limited to, fees paid directly or indirectly to Investment Managers, Underlying Funds and Subadvised Accounts); investment and non-investment related interest expenses; legal and accounting fees; audit and tax preparation fees and expenses; transfer taxes; administrative expenses and fees; shareholder servicing and recordkeeping; custody and escrow fees and expenses; the costs of errors and omissions/directors and officers liability insurance and a fidelity bond; costs associated with communications to Fund members; fees under the Advisory Agreements and, with respect to the Excelsior Fund, the Management Agreement; fees and travel related expenses of the Board of Managers;

         custodian and transfer agent expenses; any extraordinary expenses; and such other expenses as may be approved from time to time by the Managers.

         U.S. Trust bears all of its own costs incurred in providing investment advisory services to the Master Fund, including travel and other expenses related to the selection and monitoring of Investment Managers. In addition, U.S. Trust provides, or arranges for provision at U.S. Trust's expense, certain management and administrative services to the Master Fund, including, among other things: providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and Federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Master Fund's expenses. U.S. Trust also pays or assumes all ordinary operating expenses of the Master Fund other than the advisory fee payable to U.S. Trust, investment related expenses and certain other expenses described below. The expenses assumed by U.S. Trust include: expenses of meetings of the Board of Managers of the Master Fund and members of the Master Fund (other than fees and travel related expenses of Managers of the Master Fund); expenses related to qualifying potential investors, providing investor services to the Master Fund, preparing communications and quarterly reports to members of the Master Fund and regulatory compliance; and organizational and registration expenses of the Master Fund.

         U.S. Trust and the Excelsior Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement"). Under the terms of the Expense Limitation Agreement, U.S. Trust will pay or absorb (subject to the reimbursement described below) the ordinary operating expenses of the Excelsior Fund to the extent necessary to limit the ordinary operating expenses of the Excelsior Fund to 1.84% per annum of the Excelsior Fund's average monthly net assets (the "Expense Limitation"). In consideration of U.S. Trust's agreement to limit the Excelsior Fund's expenses, the Excelsior Fund will carry forward the amount of expenses paid or absorbed by U.S. Trust in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the expense was incurred, and will reimburse U.S. Trust such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Excelsior Fund's ordinary operating expenses for any year to exceed the Expense Limitation in effect at the time that the expense was paid or absorbed. The Expense Limitation Agreement will remain in effect until December 31, 2010 and continue thereafter until terminated by U.S. Trust or the Excelsior Fund.

         AFFILIATED BROKERAGE. Transactions for any Underlying Fund organized by the Excelsior Fund will not be effected on a principal basis with any U.S. Trust affiliate. The Funds, the Master Fund, and Underlying Funds may effect brokerage transactions through affiliates of BAIA and U.S. Trust, subject to compliance with the 1940 Act. These transactions would be effected in accordance with procedures adopted pursuant to
         Section 17(e) of the 1940 Act and Rule 17e-1 thereunder.

         REGULATORY MATTERS AND LITIGATION. BAIA and U.S. Trust are each wholly owned subsidiaries of Bank of America, and as such are subject to regulation under banking law, including for certain affiliates the BHC Act and to regulation by U.S. bank regulatory agencies, including, as appropriate, the Board of Governors of the Federal Reserve and the Office of the Comptroller of the Currency. These banking laws, rules, regulations and guidelines and the interpretation and administration thereof by the staff of the regulatoryagencies restrict the transactions and relationships between Bank of America and its affiliates, on the one hand, and each of the Funds and the Master Fund, on the other hand, and may restrict the investments and transactions by the Funds and the Master Fund.

         On February 9, 2005, the distributor of the BACAP Fund and certain other affiliates of BAIA, including the former investment adviser to the BACAP Fund, entered into Assurances of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlements") and consented to the entry of cease-and-desist orders by the SEC (the "SEC Orders") in connection with matters relating to mutual fund trading. Copies of the SEC Orders are available on the SEC website at http://www.sec.gov. Copies of the NYAG Settlements are available as part of the Bank of America Corporation Form 8-K filing of February 10, 2005.

         In connection with the events that resulted in the NYAG Settlements and SEC Orders, various parties filed suit against certain Columbia Funds (including former Nations Funds), the Trustees of the Columbia Funds (including Trustees of the former Nations Funds), FleetBoston Financial Corporation (the former parent of BAIA) and certain of its affiliated entities and/or Bank of America and certain of its affiliated entities. More than 300 cases, including those filed against entities unaffiliated with the Columbia Funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities, were transferred to a multi-district proceeding in the Federal District Court in Maryland for consolidated or coordinated pretrial proceedings. The parties have reached settlements with respect to the claims in the actions concerning the Columbia Funds. All such settlements are subject to court approval.

         Certain other actions against certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities, alleging among other things excessive fees and inappropriate use of fund assets for distribution and other improper purposes, have been consolidated in Massachusetts federal court as In re Columbia Entities Litigation on March 2, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On May 11, 2007, the District Court entered a preliminary approval order which granted preliminary approval of the settlement. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, BAIA and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

         The events described above have not directly impacted the BACAP Fund or had any known material adverse effect on its financial position or results of operations.

         DESCRIPTION OF FUND INTERESTS. The Managers of each Fund have authority to issue interests, but interests in the Funds are not offered on any securities exchange and members must subscribe for interests with the Funds. Interests in the BACAP Fund are generally offered on the first day of each month or at such other times as may be determined by the Managers. Interests in the Excelsior Fund are generally offered on the first day of each calendar quarter, but the Managers of the Excelsior Fund have authorized U.S. Trust to offer interests more or less frequently. Because both Funds are closed-end management investment companies, interests in the Funds are generally not redeemable and are subject to substantial restrictions on transfer. Consequently, members of either Fund may not be able to liquidate their investment other than as a result of repurchases of interests by the Fund, as described below.

         The outstanding interests of each Fund are, and the Excelsior Fund Interests, when issued will be, fully paid and non-assessable by the Funds. The outstanding interests of each Fund have, and the Excelsior Fund Interests will have, no preemptive, conversion, exchange or redemption rights.

         Set forth below is information about each Fund's outstanding interests as of June 30, 2008:

         BACAP FUND
                                  Interests Outstanding
         ----------------------   ------------------------
         Interests                $98,362,429



         EXCELSIOR FUND
                                  Interests Outstanding
         ----------------------   ------------------------
         Interests                $259,001,494


         REPURCHASE OF INTERESTS. Because each Fund is a closed-end management investment company, members of each Fund generally do not have the right to redeem their interests. Each Fund, from time to time, may offer to repurchase interests pursuant to written tender offers.

         It is expected that each Fund generally will offer to repurchase interests twice each year, effective as of June 30 and December 31. The Managers of each Fund generally consider the following factors, among others, in making the determination of when to repurchase interests:
         (i) whether members have requested that the Fund repurchase their interests or portions thereof; (ii) the liquidity of the Funds' assets;
         (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing interests or portions thereof; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of interests or portions thereof. Repurchases of interests reduce a Fund's size and may result in an increase in the Fund's expense ratio.

         Generally, payments for a repurchase of interests will consist of a non-interest bearing, non-transferable promissory note entitling the member to future cash payments. However, repurchases of interests for either Fund may be paid by the distribution of securities in-kind or partly in cash and partly in-kind. Neither Fund intends to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on members not tendering interests for repurchase. Any in-kind distribution of securities by the Excelsior Fund will consist of marketable securities traded on an established securities exchange. The BACAP Fund, however, may distribute securities in-kind that are subject to liquidity restrictions that may limit the ability of Members to convert such securities to cash.

         Each Fund maintains the right to reduce the portion of an interest to be repurchased from a member so that the required minimum capital account balance for such member is maintained. The minimum capital account balance is $100,000 and $25,000 for the Excelsior Fund and BACAP Fund, respectively.

         In addition, each Fund will be dissolved if the interest of any member that has submitted a written request to the Fund for the repurchase of its entire interest, in accordance with the Fund's Operating Agreement, is not repurchased by the Fund within a period of two years following the date of the repurchase request.

         The BACAP Fund's Operating Agreement provides that the BACAP Fund may redeem an interest (or portion of an interest) of a Member or any person acquiring an interest (or portion) from or through a Member under certain circumstances, including if: (i) an interest or portion of an interest has been transferred in violation of the restrictions on transfer, or an interest or portion of an interest has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetence of a Member; (ii) ownership of an interest by a Member or other person will cause the BACAP Fund or BAIA to be in violation of, or subject the BACAP Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iii) continued ownership of the interest may cause the BACAP Fund to be treated as a "publicly traded partnership" taxable as a corporation under the Code; (iv) any of the representations and warranties made by a Member in connection with the acquisition of the interest was not true when made or has ceased to be true; or (v) an interest was purchased using funds reasonably believed by the BACAP Fund or BAIA to be derived from, or intended for money laundering or any activity which facilitates money laundering or the funding of terrorist or criminal activities.

         The Excelsior Fund may repurchase an interest or portion thereof of its members or any person acquiring an interest or portion thereof from or through a member in the event that: (i) the interest or a portion thereof has been transferred or the interest or a portion thereof has vested in any person by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetence of a member; (ii) ownership of the interest by a member or other person will cause the Excelsior Fund to be in violation of, or require registration of any interest or portion thereof under, or subject the Excelsior Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iii) continued ownership of the interest may be harmful or injurious to the business or reputation of the Excelsior Fund, the Board of Managers or U.S. Trust, or may subject the Excelsior Fund or any members to an undue risk of adverse tax or other fiscal consequences; (iv) any of the representations and warranties made by a member in connection with the acquisition of an interest or portion thereof was not true when made or has ceased to be true; or (v) it would be in the best interests of the Excelsior Fund for the Excelsior Fund to repurchase the interest or a portion thereof.

         In the event that U.S. Trust or another U.S. Trust affiliate holds interests in its capacity as a member, such interests or a portion thereof may be tendered for repurchase in connection with any repurchase offer made by the Excelsior Fund.

         For additional information regarding repurchase and transfer of interests for the Excelsior Fund, please see APPENDIX D - "REPURCHASE AND TRANSFER OF INTERESTS FOR EXCELSIOR FUND".

         TRANSFER OF INTERESTS. In general, members of the BACAP Fund and Excelsior Fund cannot transfer their interests. Generally, a member of the BACAP Fund or Excelsior Fund may pledge, transfer or assign his, her or its interests only by: (i) operation of law upon the death, bankruptcy, insolvency, or dissolution of the member; or (ii) with the consent of the Fund, which may be withheld in its sole discretion, but only under certain specific circumstances.

         Any proposed transferee for interests of either Fund must meet any requirements imposed by the Funds with respect to investor eligibility and suitability. These requirements include the Qualified Client and Accredited Investor requirements, as applicable, described under Question and Answer # 4 above.

         DETERMINATION OF NET ASSET VALUE. The net asset value of each Fund will be determined by or at the direction of the Fund's Investment Adviser as of the close of business at the end of each fiscal period in accordance with certain valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Fund's Board of Managers. In general, the net asset value of a Fund equals the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses.

         The Managers of the BACAP Fund and the Master Fund have approved procedures pursuant to which the value of investments in Underlying Funds will be valued at fair value. In accordance with these procedures, fair value of these investments ordinarily will be the value determined as of the end of the fiscal period by the Investment Manager of each Underlying Fund in accordance with the Underlying Fund's valuation policies and as reported by the Investment Manager of such Underlying Fund. As a general matter, the fair value of an interest in an Underlying Fund will represent the amount that the BACAP Fund or Master Fund could reasonably expect to receive from the Underlying Fund if the fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the BACAP Fund or Master Fund believes to be reliable. The Investment Advisers may not be able to confirm the accuracy of valuations provided by Investment Managers and, as a result, the estimated value of the BACAP Fund's or Master Fund's interests in an Underlying Fund may differ significantly from the value received upon liquidation. Prior to investing in any Underlying Fund, the Investment Advisers will review the valuation methodology used by the Underlying Fund to determine whether they are consistent with U.S. generally accepted accounting principles, which as a general matter will use market value when available, and otherwise use principles of fair valuation that the Investment Adviser reasonably believes to comply with the requirements of U.S. generally accepted accounting principles.

         DIVIDENDS AND DISTRIBUTIONS. Neither Fund currently intends to make periodic distributions of its net income or gains. The amount and times of any distributions are determined in the sole discretion of the Managers of each Fund.

         For information concerning the tax treatment of such dividends and distributions, if any, to shareholders, see the discussion under "Certain Aspects of U.S. Federal Income Taxation" below.

         CERTAIN ASPECTS OF U.S. FEDERAL INCOME TAXATION. Each Fund treats itself as a partnership, and not as a publicly traded partnership or entity taxable as a corporation, for U.S. federal income tax purposes. No opinion has been provided by any advisor to the BACAP Fund that it is in fact properly treated as a partnership for U.S. federal income tax purposes. However, the BACAP Fund believes that it should properly be treated as a partnership for U.S. federal income tax purposes, and should not be treated as a publicly traded partnership or entity taxable as a corporation.

         As a result you will be required to take into account in computing your U.S. federal income tax liability your allocable share of a Fund's income, gains, losses, deductions, credits and tax preference items for any taxable year of that Fund ending with or within your taxable year without regard to whether you have received or will receive a cash distribution from the Fund.

         A Fund's income and gains, if any, may consist of ordinary income, short-term capital gains and/or long-term capital gains. Accordingly, you should not expect that any portion of any taxable income of a Fund will necessarily consist of long-term capital gains taxable at reduced rates or qualified dividend income taxable to individuals at long-term capital gain rates, although some or all of the taxable losses (if any) realized by that Fund in a taxable year may consist of long-term or short-term capital losses, the deductibility of which is subject to certain limitations.

         Certain of a Fund's direct or indirect investments may increase or accelerate your recognition of income, including the recognition of taxable income in excess of the cash the investments generate.

         A Fund's direct and indirect transactions in options, futures contracts, forward contracts, swaps, swaptions and other derivative financial instruments, as well as its hedging transactions, straddles and short sales, are subject to one or more special tax rules

         (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale, short sale rules, conversion or constructive sale). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital and/or as short-term or long-term, may accelerate the recognition of income or gains to a Fund or cause a Fund to recognize non-economic "phantom" income, defer losses, and cause adjustments in the holding periods of the Fund's securities. The rules could therefore affect the amount, timing and character of income, gains, losses, and other tax items that are allocable to you and could cause you to be taxed on amounts not representing economic income. Certain non-U.S. investments of the Fund, including investments in "controlled foreign corporations" and "passive foreign investment companies" may cause you to recognize taxable income prior to a Fund's receipt of distributable proceeds, pay an interest charge on receipts that are deemed to have been deferred or recognize ordinary income that otherwise would have been treated as capital gain. A Fund may make investments that subject the Fund and/or its members directly or indirectly to taxation and/or tax return filing obligations in non-U.S. jurisdictions, including withholding taxes on dividends, interest and capital gains. In particular, a Fund's non-U.S. investments may cause some of the income or gains of the Fund to be subject to withholding or other taxes of non-U.S. jurisdictions, and could result in taxation on net income attributed to the jurisdiction if the Fund were considered to be conducting a trade or business in the applicable country through a permanent establishment or otherwise.

         U.S. tax-exempt investors are expected to realize unrelated business taxable income as a result of their investment in a Fund. Non-U.S. investors in the Fund may be subject to U.S. federal, state and local income and other taxation and tax return filing requirements as a result of their investment in a Fund.

         You should consult your tax advisor for more information on your own tax situation, including possible federal, state, local or foreign income and other taxes.

         For additional information regarding the tax consequences of an investment in the Excelsior Fund, please see the Reorganization SAI.

         CONFLICTS OF INTEREST. Bank of America owns a controlling interest in BAIA and U.S. Trust. NB Funding Company, LLC ("NB Funding"), an affiliate of Bank of America, owned 23.45% of the outstanding interests of the BACAP Fund as of September 30, 2008. As a member of the BACAP Fund, NB Funding is entitled to vote on the Reorganization, and has indicated that it expects to vote FOR the proposal.


IV.      ADDITIONAL INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

         GENERAL. This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Managers of the BACAP Fund to solicit your vote for the Reorganization of the BACAP Fund and the Excelsior Fund at the Special Meeting. The Special Meeting is to be held on December 18, 2008, at 11:00 a.m. Eastern time at Bank of America Tower, Room 10B, One Bryant Park, New York, New York 10036, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement, the Reorganization SAI and the enclosed form of proxy card, Investor Questionnaire and Investor Certification are being mailed to Members on or about November 10, 2008.

         Only Members of record on October 27, 2008 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. Each Member has the right to cast a number of votes equal to the pro rata share of the value of such Member's interests in his, her or its capital account with respect to the value of the aggregate interests in all of the capital accounts of the Fund as of the Record Date.

         As of the Record Date, the total value of all of the capital accounts of the BACAP Fund was $89,778,571.

         The Managers know of no matters other than those set forth herein to be brought before the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the Managers' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

         REQUIRED VOTE. The Managers of the BACAP Fund are soliciting proxies from Members to approve the Reorganization. Unless revoked (as described below), all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Reorganization. The Reorganization will be consummated only if Members holding a "majority of the outstanding voting securities" of the BACAP Fund vote to approve the Reorganization. The vote of a "majority of the outstanding voting securities" is defined in the 1940 Act to mean the vote: "(a) of 67 per centum or more of the voting interests present at the Special Meeting, if the holders of more than 50 per centum of the outstanding voting interests of the BACAP Fund are present or represented by proxy; or (b) of more than 50 per centum of the outstanding voting interests of the BACAP Fund, whichever is less." A vote of members of the Excelsior Fund is not needed to approve the Reorganization. If approved by Members of the BACAP Fund, the Reorganization is expected to be completed on or about March 31, 2009, or such other date as the parties may agree to in writing.

         QUORUM AND METHOD OF TABULATION. Members of record of the BACAP Fund at the close of business on the Record Date will be entitled to vote at the Special Meeting or any adjournment thereof. Quorum must be established before the Members can vote to approve the Reorganization. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date shall constitute a quorum at the Special Meeting. In the absence of a quorum, the Special Meeting may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members.

         Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed as tellers for the Special Meeting. The tellers will count the total number of votes cast "for" approval of the Reorganization for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count interests represented by proxies that reflect abstentions and "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as interests that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on the Reorganization.

         Members who object to any proposal in this Prospectus/Proxy Statement will not be entitled to compel any sale or appraisal of the BACAP Fund's assets or a Member's interests.

         SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, the Managers of the BACAP Fund and employees of BAIA may solicit proxies in person or by telephone. The BACAP Fund may also arrange to have a proxy solicitation firm call you to assist you in the voting process. BAIA has retained Broadridge, located at 1981 Marcus Avenue, Lake Success, New York, 11042, to aid in the solicitation of proxies for a projected fee of $10,000. U.S. Trust will pay for all proxy solicitation costs, including the costs associated with hiring Broadridge as a proxy solicitation firm.

         The giving of a proxy will not affect your right to vote in person should you decide to attend the Special Meeting.

         REVOCATION OF PROXIES. Proxies may be revoked at any time before they are voted either: (i) by a written revocation received by the Secretary of the BACAP Fund; (ii) by properly executing a later-dated proxy; or
         (iii) by attending the Special Meeting and voting in person.

         ADJOURNMENT. If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, or for such other reasons as they may determine appropriate, the persons named as proxies or their substitutes may propose adjournments of the Special Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal and will vote against any adjournment these proxies requested to be voted against the proposal. Any adjournment requires the affirmative vote of a majority of the Members present in person or by proxy without additional notice to the Members.

         INTEREST OF CERTAIN PERSONS IN THE REORGANIZATION. Neither BAIA nor U.S. Trust knew of any person who, as of September 30, 2008, "controlled" (within the meaning of the 1940 Act) either of the BACAP Fund or Excelsior Fund.

         To the knowledge of the BACAP Fund, the following are the only persons who owned of record or beneficially, five percent or more of the interests of any class of the BACAP Fund, as of September 30, 2008:


         ---------------------------------- -------------------------- ------------------------
         Member Name and Address            Aggregate Interests        Percentage of
                                                                       Outstanding Interests
         ---------------------------------- -------------------------- ------------------------
         NB Funding Company, LLC*           $21,057,383                23.45%



         ---------------------------------- -------------------------- ------------------------
         *As a Member on the Record Date, NB Funding has indicated that it expects to vote for the Reorganization


         To the knowledge of the Excelsior Fund, the following are the only persons who owned of record or beneficially, five percent or more of the interests of any class of the
         Excelsior Fund, as of September 30, 2008:

         ---------------------------------- -------------------------- ------------------------
         Member Name and Address            Aggregate Interests        Percentage of
                                                                       Outstanding Interests
         ---------------------------------- -------------------------- ------------------------
         Bank of America, N.A., Trustees    $20,282,419                8.14%
         for the BofA Pension Plan for
         Legacy U.S. Trust

         ---------------------------------- -------------------------- ------------------------


         The following table sets forth those persons who are expected to own of record or beneficially 5% or more of the outstanding shares of the Excelsior Fund after consummation of the Reorganization:


                  ------------------------------------------ ---------------------------------
                   Member Name and Address                    Percentage of Outstanding
                                                              Interests of Excelsior Fund
                                                              (PRO FORMA combined with BACAP
                                                              Fund)
                  ------------------------------------------ ---------------------------------
                   NB Funding Company, LLC                    6.62%

                  ------------------------------------------ ---------------------------------
                   Bank of America, N.A., Trustees for        6.38%
                   the BofA Pension Plan for Legacy
                   U.S. Trust
                  ------------------------------------------ ---------------------------------


         As of September 30, 2008 the officers and managers of each of the BACAP Fund and the
         Excelsior Fund as a group beneficially owned less than 1% of the outstanding interests of the BACAP Fund and Excelsior Fund, respectively.

                                   APPENDIX A

                    FORM OF AGREEMENT AND PLAN OF ACQUISITION

          THIS AGREEMENT AND PLAN OF ACQUISITION (the "Agreement") is made as of this [ ] day of [ ], by and among Excelsior Directional Hedge Fund of Funds
(TI), LLC, a Delaware limited liability company, with its principal place of business at 225 High Ridge Road, Stamford CT 06905 (the "Acquiring Fund"), BACAP Alternative Multi-Strategy Fund, LLC, a Delaware limited liability company, with its principal place of business at 40 West 57th Street, New York, NY 10019 (the "Selling Fund"), for purposes of Section 1.5 and 4.2, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, a Delaware limited liability company, with its principal place of business at 225 High Ridge Road, Stamford CT 06905 (the "Master Fund"), and, for purposes of Section 9.1, Banc of America Investment Advisors, Inc., a Delaware corporation, with its principal place of business at 40 West 57th Street, New York, NY 10019 ("BAIA") and U.S. Trust Hedge Fund Management, Inc., a North Carolina corporation, with its principal place of business at 225 High Ridge Road, Stamford CT 06905 ("USTHFM").

          The transaction contemplated by this Agreement (the "Acquisition") will consist of (i) the transfer of all of the assets of the Selling Fund to the Acquiring Fund in exchange solely for limited liability company interests of the Acquiring Fund ("Acquiring Fund Interests"); (ii) the assumption by the
Acquiring Fund of the identified liabilities of the Selling Fund; (iii) the transfer of the assets referred to above to the Master Fund; and (iv) the distribution, after the Closing Date hereinafter referred to, of Acquiring Fund Interests pro rata to the members of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth.

          WHEREAS, the Selling Fund and the Acquiring Fund are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end, management investment companies, and the Selling Fund owns securities that are assets of the character in which the Acquiring Fund and the Master Fund are permitted to invest;

          WHEREAS, each of the Selling Fund and the Acquiring Fund is authorized to offer and issue limited liability company interests to investors;

          WHEREAS, the Board of Managers of the Acquiring Fund has determined that the Acquiring Fund should acquire all of the assets of the Selling Fund in exchange for Acquiring Fund Interests and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth, that these transactions are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing members will not be diluted as a result of the transactions contemplated herein;

          WHEREAS, the Board of Managers of the Selling Fund has determined that the Selling Fund should transfer all of its assets and the identified liabilities for Acquiring Fund Interests on the terms and conditions herein set forth, that these transactions are in the best interests of the Selling Fund and that the interests of the Selling Fund's existing members will not be diluted as a result of the transactions contemplated herein;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
                   ACQUIRING FUND INTERESTS AND ASSUMPTION OF
                LIABILITIES, AND LIQUIDATION OF THE SELLING FUND

          Section 1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in Section 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor: (i) to deliver for the benefit of the Selling Fund, as provided in Section 1.6, the Acquiring Fund Interests, computed in the manner and as of the time and date set forth in Section 2.2; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in Section 1.3. Such transactions shall take place on the Closing Date provided for in Section 3.1.

          Section 1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends and interest receivable, that is owned by the Selling Fund and all deferred and prepaid expenses shown as assets on the books of the Selling Fund on the Closing Date.

          Section 1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those of the Selling Fund's liabilities, expenses, costs, charges, reserves and other obligations in existence as of the Closing Date and reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, which other obligations shall remain the obligation of the Selling Fund, and the expenses of the Acquisition contemplated to be paid by the Selling Fund, BAIA or USTHFM shall not be assumed or paid by the Acquiring Fund.

          Section 1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is reasonably practicable (the "Liquidation Date"): (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's members, determined as of the close of business on the Closing Date ("Selling Fund Members"), the Acquiring Fund Interests received by the Selling Fund pursuant to Section 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in Section 1.9 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Interests then credited to the account of the Selling Fund on the books of the Acquiring Fund to open capital accounts on the records of the Acquiring Fund in the names of Selling Fund Members, each such account for a Selling Fund Member representing such member's pro rata share of such Acquiring Fund Interests based on the percentage interest of such member in the Selling Fund (each a "Capital Account"). All issued and outstanding limited liability company interests of Selling Fund Members in the Selling Fund ("Selling Fund Interests") will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Interests in connection with such exchange.

          Section 1.5 TRANSFER OF ASSETS. Effective on the Closing Date, the Acquiring Fund shall transfer (a) the portion of the assets of the Selling Fund transferred to the Acquiring Fund pursuant to Section 1.2 consisting of the investments of the Selling Fund, to the Master Fund, a closed-end management investment company registered under the 1940 Act through which the Acquiring Fund pursues its investment objective, and (b) the Master Fund shall assume all of the liabilities assumed by the Acquiring Fund under Section 1.3 that relate to the assets transferred to the Master Fund.

          Section 1.6 OWNERSHIP OF INTERESTS. The Selling Fund's ownership of Acquiring Fund Interests will be shown on the books of the Acquiring Fund's transfer agent as of the Closing Date. The Selling Fund Members' ownership of Acquiring Fund Interests following the distributions referred to in Section 1.4 will also be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Interests will be issued in the manner described in the Proxy Statement, as defined in Section 4.1(m), which shall have been distributed to Selling Fund Members.

          Section 1.7 TRANSFER TAXES. Any transfer taxes payable upon issuance of Acquiring Fund Interests in a name other than the registered holder of Selling Fund Interests on the books of the Selling Fund as of the time of issuance shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Interests are to be issued and transferred.

          Section 1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

          Section 1.9 TERMINATION OF THE SELLING FUND. After the Closing Date, the Selling Fund shall cease operations and shall not engage in any transactions or activities other than the distribution of Acquiring Fund Interests, as contemplated by Section 1.4, and those associated with the winding up of its affairs and its dissolution under the laws of the State of Delaware. The Selling Fund shall, as soon after the Closing Date as is reasonably practicable, take all actions as may be necessary to terminate its existence under Delaware law and to obtain an order of the Securities and Exchange Commission (the "Commission"), pursuant to Section 8(f) of the 1940 Act, declaring that the Selling Fund has ceased to be an investment company.

                                   ARTICLE II

                                    VALUATION

          Section 2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be determined as of the close of business on the Closing Date using the valuation procedures of the Acquiring Fund.

          Section 2.2 VALUATION OF INTERESTS TO BE ISSUED. The aggregate value of Acquiring Fund Interests to be issued pursuant to Section 1.1 shall be equal to the value of the assets of the Selling Fund determined in the manner and at the time set forth in Section 2.1 less the liabilities of the Selling Fund assumed by the Acquiring Fund pursuant to Section 1.3.

          Section 2.3 DETERMINATION OF VALUE. All computations of value shall be made by U.S. Trust Hedge Fund Management, Inc. ("USTHFM") in accordance with its customary practices in valuing the assets of the Acquiring Fund in accordance with the procedures of the Acquiring Fund.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE

          Section 3.1 CLOSING DATE. The closing of the Acquisition (the "Closing") shall take place on or about March 31, 2009 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously at the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 9:00 a.m. Eastern time at the offices of the Acquiring Fund, or at such other time or place as the parties may agree.

          Section 3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date (a) the New York Stock Exchange or another primary trading market for portfolio securities or other investments of investment funds in which the Acquiring Fund or the Selling Fund invests shall be closed to trading or trading thereon shall be restricted, such that it is not reasonably practicable to determine the value of the assets of either the Acquiring Fund or the Selling Fund as of such date or (b) trading or the reporting of trading on said exchange or elsewhere shall be disrupted so that accurate determination of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing Date shall be postponed until the last business day of the month during which trading shall have been fully resumed and reporting shall have been restored and it is reasonably practicable to determine the value of the assets of both the Acquiring Fund and the Selling Fund.

          Section 3.3 TRANSFER AGENT AND CUSTODIAN CERTIFICATES. SEI Investments Global Fund Services, Inc., as the sub-administrator and transfer agent of the Selling Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Members and the amount of outstanding Selling Fund Interests owned by and the value of the corresponding Capital Account of each such member immediately prior to the Closing. SEI Private Trust Company, as custodian for the assets of the Selling Fund, shall deliver at the Closing a certificate of an authorized representative stating that the assets it holds will be transferred to the Master Fund effective upon the Closing. J.D. Clark & Company ("J.D. Clark"), the transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's member account records of accounts in the names of the Selling Fund and the Selling Fund Members. The Acquiring Fund shall issue and deliver or cause J.D. Clark to issue and deliver a confirmation evidencing the Acquiring Fund Interests to be credited on the Closing Date to the Secretary of the Selling Fund or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Interests have been credited to the Selling Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Selling Fund evidence satisfactory to the Selling Fund that Selling Fund Interests have been credited pro rata to the Capital Accounts of Selling Fund Members. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          Section 4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

               (a) The Selling Fund is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

               (b) The Selling Fund is registered under the 1940 Act as a closed-end, management investment company and such registration is in full force and effect.

               (c) The Board of Managers of the Selling Fund meets the fund governance standards set forth in Rule 0-1 under the 1940 Act.

               (d) The prospectus and statement of additional information of the Selling Fund in use through June 2008 conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and at the time of use did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Selling Fund suspended its offering of its interests in June 2008. All Selling Fund Interests sold in transactions which required registration have been registered under the 1933 Act.

               (e) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to member approval and to the Selling Fund obtaining the consents required by Section 5.5 hereof) by the Selling Fund will not result, in violation of any provision of the Selling Fund's amended and restated Limited Liability Company Agreement or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it or any of its properties may be bound or result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

               (f)  The  Selling  Fund  has  no  material   contracts  or  other
commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of business) that if terminated may result in material liability to the Selling Fund prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in a Statement of Assets and Liabilities prepared by the Selling Fund as of the Closing Date.

               (g) To the knowledge of the Selling Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Selling Fund's financial condition, the conduct of the Selling Fund's business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

               (h) The audited financial statements of the Selling Fund at March 31, 2008 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund of a material amount as of such date not disclosed therein.

               (i) Since March 31, 2008 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For purposes of this subsection (h), distributions or accepted tenders of interests are deemed to be in the ordinary course of business.

               (j) All issued and outstanding Selling Fund Interests are, and at the Closing Date will be, duly and validly issued and outstanding. All of the issued and outstanding Selling Fund Interests will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent for the Selling Fund as provided in Section 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase Selling Fund Interests, nor any security convertible into Selling Fund Interests.

               (k) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than restrictions on the transfer of interests in private investment funds arising under the 1933 Act and such other restrictions as disclosed to the Acquiring Fund and accepted by the Acquiring Fund in its sole discretion.

               (l) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject to its approval by Selling Fund Members and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

               (m) The registration statement and any amendment thereto (including any post-effective amendment) (the "Registration Statement") filed with the Commission by the Acquiring Fund on Form N-14 relating to the Acquiring Fund Interests to be issued hereunder and the proxy statement of the Selling Fund included therein (the "Proxy Statement"), on the effective date of the Registration Statement and insofar as they do not relate to the Acquiring Fund,
(i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the meeting of Selling Fund Members and at the Closing Date, the Proxy Statement and any supplement or amendment thereto will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Proxy Statement or any supplement or amendment thereto made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement or Proxy Statement or for use in any supplement or amendment thereto.

               (n) The information furnished by the Selling Fund to the Acquiring Fund for use in the Registration Statement and the Proxy Statement is accurate and complete in all material respects and complies in all material respects with the federal securities and other laws and regulations thereunder applicable thereto.

               (o) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

               (p) The schedule of investments delivered to the Acquiring Fund lists all securities owned by the Selling Fund or in which the Selling Fund has a beneficial interest as of the date of its last audited financial statements and as of the close of business on the date preceding the date hereof.

               (q) The liabilities of the Selling Fund assumed by the Acquiring Fund plus the liabilities, if any, to which the transferred assets are subject were incurred by the Selling Fund in the ordinary course of its business and are associated with the assets transferred.

               (r) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes (whether or not shown on such returns or reports) shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          Section 4.2 REPRESENTATIONS OF THE ACQUIRING FUND AND THE MASTER FUND. The Acquiring Fund and the Master Fund represent and warrant to the Selling Fund as follows:

               (a) Each of the Acquiring Fund and the Master Fund is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

               (b) Each of the Acquiring Fund and the Master Fund is registered under the 1940 Act as a closed-end, management investment company and such registration is in full force and effect.

               (c) The Board of Managers of the Acquiring Fund and the Master Fund meets the fund governance standards set forth in Rule 0-1 under the 1940 Act.

               (d) At the Closing Date, the current offering memorandum of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (e) The Acquiring Fund and the Master Fund are not, and the execution, delivery and performance of this Agreement by the Acquiring Fund and the Master Fund will not result, in violation of any provision of the Acquiring Fund's or the Master Fund's Limited Liability Company Agreement or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund or the Master Fund is a party or by which either of them or any of their properties may be bound or result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund or the Master Fund are a party or by which either of them is bound.

               (f) To the knowledge of the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or the Master Fund or any of their properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund's or the Master Fund's financial condition and the conduct of the Acquiring Fund's or the Master Fund's business or the ability of the Acquiring Fund or the Master Fund to carry out the transactions contemplated by this Agreement. Neither the Acquiring Fund nor the Master Fund knows of any facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

               (g) Neither the Acquiring Fund nor the Master Fund has any known liabilities of a material amount, contingent or otherwise, except for such liabilities as have been incurred in the ordinary course of its business and are duly reflected in its books and records.

               (h) At the Closing Date, there will not be any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subsection (h), distributions or accepted tenders of interests are deemed to be in the ordinary course of business.

               (i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund and the Master Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes (whether or not shown on such returns) shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

               (j) At all times each of the Acquiring Fund and the Master Fund has been a partnership (and not an association taxable as a corporation or a "publicly traded partnership") for U.S. federal income tax purposes.

               (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Master Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund and the Master Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

               (l) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the meeting of the Selling Fund Members and at the Closing Date, the Proxy Statement and the Registration Statement and any supplement or amendment thereto will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Proxy Statement or any supplement or amendment thereto made in reliance upon and in conformity with information furnished by the Selling Fund for use in the Registration Statement or the Proxy Statement or for use in any supplement or amendment thereto.

               (m) The Acquiring Fund Interests to be issued and delivered to the Selling Fund, for the account of Selling Fund Members, pursuant to the terms of this Agreement will, at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding
Acquiring Fund Interests and will be fully paid and non-assessable by the Acquiring Fund, and no members of the Acquiring Fund or other person will have any preemptive right of subscription or purchase in respect thereof.

               (n) The information furnished by the Acquiring Fund to the Selling Fund for use in the Registration Statement and the Proxy Statement is accurate and complete in all material respects and complies in all material respects with the federal securities and other laws and regulations thereunder applicable thereto.

               (o) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or shall be obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

               (p) The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase Acquiring Fund Interests, nor any security convertible into Acquiring Fund Interests.

               (q) No consideration other than Acquiring Fund Interests (and the Acquiring Fund's assumption of the liabilities of the Selling Fund, as contemplated by this Agreement) will be issued in exchange for the assets of the Selling Fund in the Acquisition.

          Section 4.3 MUTUAL REPRESENTATIONS. The Selling Fund and the Acquiring Fund represent and warrant to the other as follows:

               (a) The fair value of the Acquiring Fund Interests and other consideration received by each Selling Fund Member will be approximately equal to the fair value of the Selling Fund Interests surrendered in exchange therefor.

               (b) Selling Fund Members will pay their respective expenses, if any, incurred in connection with the transaction.

               (c) None of the compensation received by any Selling Fund Member who is an employee of or service provider to the Selling Fund will be separate consideration for, or allocable to, any Selling Fund Interests that such Selling Fund Member held; none of the Acquiring Fund Interests any such Selling Fund Member receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Selling Fund Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

                                   ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

          Section 5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date.

          Section 5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Interests to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          Section 5.3 APPROVAL BY MEMBERS. The Selling Fund will call a meeting of the Selling Fund Members to be held before the Closing Date to consider and act upon this Agreement and will take all reasonable actions necessary to obtain approval of this Agreement and the transactions contemplated herein by its members.

          Section 5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Selling Fund Interests.

          Section 5.5 TRANSFER OF INVESTMENTS. The Selling Fund will take all actions reasonably necessary: (i) to obtain necessary consents to and to enable the transfer of its investments in private investment funds to the Acquiring Fund and the Master Fund in connection with the Acquisition; and (ii) to sell, transfer or otherwise dispose of any such investments as to which such consents have not, prior to the Closing, been obtained.

          Section 5.6 D&O INSURANCE. Prior to the Closing, the Selling Fund shall have taken such actions as may be necessary to extend the term of the existing directors and officers liability insurance policy of the Selling Fund (the "D&O Policy") so as to provide coverage thereunder to managers of the Selling Fund for a period of five (5) years following the Closing Date.

          Section 5.7 INDEMNIFICATION OF MANAGERS OF THE SELLING FUND. The Acquiring Fund hereby agrees to indemnify each manager of the Selling Fund against all liabilities and expenses incurred by such manager with respect to the Selling Fund in the manner and on the terms and conditions of the amended and restated Limited Liability Company Agreement of the Selling Fund, but only with respect to liabilities and expenses asserted during the period expiring on the 5th anniversary date of the Closing Date, and only to the extent that such liabilities and expenses are not covered by the D&O Policy.

          Section 5.8 QUALIFICATION OF SELLING FUND MEMBERS. Prior to the Closing Date, the Selling Fund shall: (i) seek to obtain a certification from each Selling Fund Member that such member meets the net worth requirement for a "qualified client," as defined by Rule 205-3 under the Investment Advisers Act of 1940 (a "Qualified Client"); and (ii) compel the withdrawal from the Selling Fund of each Selling Fund Member who either cannot or does not provide the certification described in clause (i) of this Section 5.8.

          Section 5.9 INVESTOR CERTIFICATION FOR SELLING FUND MEMBERS. Prior to the Closing Date, the Selling Fund shall distribute to each Selling Fund Member who is a Qualified Client an investor certification, in such form as specified by the Acquiring Fund, relating to the agreement by such Selling Fund Members to become Members of the Acquiring Fund and to be bound by the amended and restated Limited Liability Company Agreement of the Acquiring Fund.

          Section 5.10 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

          Section 5.11 PROXY STATEMENT. In connection with the meeting of the Selling Fund Members referred to in Section 5.3, the Selling Fund and Acquiring Fund will prepare a Proxy Statement for such meeting, to be included in the Registration Statement, which the Acquiring Fund will file for registration under the 1933 Act of the offering of Acquiring Fund Interests to be distributed to the Selling Fund Members hereunder, all in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

          Section 5.12 COMPLIANCE WITH RULE 17A-8. In connection with the transactions contemplated herein, each Fund agrees that the determinations made by its respective board of managers as required by Rule 17a-8 under the 1940
Act, and the bases thereof, including the factors considered by the Managers, will be recorded fully in the minute books of the Selling Fund. The Acquiring Fund agrees that it will preserve written records that describe the Acquisition and its terms for six years after the Acquisition (and for the first two years in an easily accessible place).

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

          Section 6.1 The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, shall be subject to the condition that all representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund at the Closing a certificate executed in its name by a duly authorized officer of the Acquiring Fund, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

                                  ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, shall be subject to the condition that:

          Section 7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by a duly authorized officer of the Selling Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

          Section 7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Fund.

                                  ARTICLE VIII

        FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
                              AND THE SELLING FUND

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement, except as otherwise provided herein:

          Section 8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Selling Fund Interests in accordance with the provisions of the Selling Fund's amended and restated Limited Liability Company Agreement and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Section 8.1.

          Section 8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          Section 8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

          Section 8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          Section 8.5 The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund dated as of the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the value of the net assets of the Selling Fund as of the Closing Date was determined in a manner consistent with the valuation procedures of the Acquiring Fund.

                                   ARTICLE IX

                                    EXPENSES

          Section 9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by each of the parties hereto (excluding any indemnification payments contemplated by Section 5.7 or other extraordinary expenses), whether incurred before or after the date of this Agreement, will be borne by such party. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Interests to be issued in connection herewith in each state in which Selling Fund Members are resident as of the date of the mailing of the Proxy Statement to such members; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs. Notwithstanding the foregoing, BAIA and USTHFM, respectively, shall bear the expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, respectively, including the premium expenses relating to the D&O Policy referred to in Section 5.6, except to the extent that the Selling Fund or the Acquiring Fund would have incurred such expenses regardless of whether it entered into this Agreement.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          Section 10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          Except for the representations,  warranties, and covenants in Sections
5.7 and 5.10, all other representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

          Section 11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

               (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

               (b)  a  condition   herein  expressed  to  be  precedent  to  the
obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          Section 11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund or the Selling Fund, or their respective Managers or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in
Section 9.1.

                                  ARTICLE XII

                                   AMENDMENTS

          Section 12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the Selling Fund and the Acquiring Fund; provided, however, that following the mailing of the Proxy Statement to Selling Fund Members, no such amendment may have the effect of changing the provisions for determining the aggregate value of the Acquiring Fund Interests to be issued to Selling Fund Members under this Agreement to the detriment of such members without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

          Section 13.1 The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          Section  13.2 This   Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed an original.

          Section 13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

          Section 13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this Section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          Section 13.5 With respect to the Acquiring Fund, the Selling Fund, and the Master Fund, and their respective boards of managers, the names used herein refer respectively to the fund, and, as the case may be, the managers of such funds, as managers but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Acquiring Fund, the Selling Fund, and the Master Fund. The obligations of the Acquiring Fund, the Selling Fund, and the Master Fund entered into in the name or on behalf thereof by any of the managers, representatives or agents of the Acquiring Fund, the Selling Fund, and the Master Fund, respectively, are made not individually, but in such capacities, and are not binding upon any of the managers, members, representatives or agents of the Acquiring Fund, the Selling Fund, and the Master Fund as the case may be, personally, but bind only the property of the respective Funds.

        {The remainder of this page has been intentionally left blank.}

          IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                 BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC

                                 By:  _________________________
                                      Name:
                                      Title:

                                 EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS (TI), LLC

                                 By:  _________________________
                                      Name:
                                      Title:

                                 By:  _________________________
                                      Name:
                                      Title:

                                 For purposes of Section 1.5 only:

                                 EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS
                                 MASTER FUND, LLC

                                 By:  _________________________
                                      Name:
                                      Title:

                                 By:  _________________________
                                      Name:
                                      Title:

                                 For purposes of Section 9.1 only:

                                 BANC OF AMERICA INVESTMENT ADVISORS, INC.

                                 By:  _________________________
                                      Name:
                                      Title:

                                 For purposes of Section 9.1 only:

                                 U.S. TRUST HEDGE FUND MANAGEMENT, INC.

                                 By:  _________________________
                                      Name:
                                      Title:

                                   APPENDIX B

              INVESTMENT STRATEGIES OF THE FUNDS AND RELATED RISKS

I. INVESTMENT STRATEGIES OF THE BACAP FUND

BAIA, the investment adviser to the BACAP Fund, in its sole discretion, allocates and reallocates the assets of the BACAP Fund in any amount among Underlying Funds whose Investment Managers employ one or more of the primary alternative investment strategies, which are described below together with notable sub-strategies. The BACAP Fund generally intends to allocate its assets in amounts approximating the percentages indicated below.

An individual investment is not generally allocated to more than one investment category, except that multi-strategy investments are allocated among the various categories as BAIA deems appropriate. The Board of Managers reserves the right to alter or modify some or all of the investment strategies of the BACAP Fund in light of available investment opportunities and to take advantage of changing market conditions when BAIA recommends that such alterations or modifications are consistent with the goal of achieving consistent, long-term capital appreciation with low volatility and limited risk under a wide range of market conditions.

Investments in each of the four primary investment strategies will generally be limited so that no more than 20% of the assets of the Fund will be allocated to any single substrategy, except that up to 50% of the assets of the Fund may be invested in diversified "Equity Hedge" strategies. Investments in multi-strategy Underlying Funds will be allocated among the various strategies as determined by BAIA. The Fund may also invest in offshore Underlying Funds.

EVENT DRIVEN STRATEGIES (0% TO 40% OF THE FUND) - "Event Driven" trading strategies seek to earn excess return through the purchase and sale of securities based on anticipated outcomes of company specific or transaction specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations, and share buybacks. Event Driven strategies may include (without limitation):

         RISK (MERGER) ARBITRAGE - Merger Arbitrage Investment Managers seek to profit by taking advantage of differences between the current market price of a security and its expected future value based on the occurrence of a merger.

         DISTRESSED SECURITIES - Distressed Securities Investment Managers generally invest in securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event related situations).

         HIGH YIELD - High Yield Investment Managers generally invest in bonds and preferred securities offering a higher rate of interest or dividends and which are rated in lower rating categories by various credit rating agencies.

         SPECIAL SITUATIONS - Special Situations Investment Managers seek to profit by capturing discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or significant alteration in the company's strategy or product mix.

RELATIVE VALUE STRATEGIES (10% TO 67% OF THE FUND) - Relative Value includes a menu of different investment strategies. These strategies focus on generating profits generated by the difference in price between related securities (for example, a 5-year and a 10-year bond issued by the same company), rather than because of the direction of the market. Relative Value strategies may include (without limitation):

         CONVERTIBLE ARBITRAGE - Convertible Arbitrage Investment Managers may purchase a bond that is convertible (either currently convertible or convertible at some future date) into the underlying company's equity. They may hedge the equity exposure of the position by selling short the equity or other related security in a ratio they believe is appropriate for the current convertible bond valuation.

         FIXED INCOME ARBITRAGE - Fixed Income Arbitrage Investment Managers generally invest in one or more fixed income securities and hedge against underlying market risk by simultaneously investing in another fixed income security.

         STATISTICAL ARBITRAGE - Statistical Arbitrage strategies are mathematical, systematic and model based strategies, which do not utilize fundamental analysis or human discretion. They are typically market neutral and based on the theory that prices always revolve around their long-term average.

         CAPITAL STRUCTURE ARBITRAGE - Capital Structure Arbitrage Investment Managers seek to exploit pricing disparities in a single firm's capital structure or within a parent/subsidiary capital structure.

EQUITY HEDGE STRATEGIES (10% TO 67% OF THE FUND) - "Equity Hedge," also known as long/short equity, combines core long holdings of equities with short sales of stock, stock indices, or derivatives related to the equity markets. Equity Hedge Investment Managers attempt to generate long term capital appreciation by developing and actively managing equity portfolios that include both long and short positions.

         DIVERSIFIED SECTOR - Diversified Sector Equity Hedge Investment Managers invest in a number of industry sectors.

         SECTOR SPECIFIC - Sector Specific Equity Hedge Investment Managers invest in specific industry sectors, including, but not limited to, technology, healthcare and financial industries.

MACRO STRATEGIES (0% TO 40% OF THE FUND) - Macro strategies attempt to identify price valuations in stock markets, interest rates, foreign exchange rates and physical commodities, and make leveraged bets on the anticipated price movements in these markets. As a subset of this category, the BACAP Fund may invest in Investment Managers taking a "systematic" investment approach. These Investment Managers generally have more model driven investment strategies. They also tend to invest in the financial and commodities futures markets.

Discretionary macro strategies Investment Managers make investment decisions based on the portfolio manager's evaluation of qualitative and quantitative inputs. Systematic macro strategies Investment Managers make investment decisions using qualitative rule-based inputs and processes.

OTHER STRATEGIES (0% TO 15% OF THE FUND) - BAIA may also allocate investments to other investment categories as it deems appropriate in its discretion that do not fall into any one of the four primary categories described above.

II. INVESTMENT STRATEGIES OF THE MASTER FUND

The assets of the Master Fund are allocated to a diverse group of Investment Managers that use a variety of investment strategies and styles and that have demonstrated the ability to achieve superior investment results as compared to others using the same strategy or style. This investment allocation strategy is intended to permit the Master Fund to achieve more consistent investment returns, with significantly lower risk than that which would be associated with any one investment strategy or with any one Investment Manager.

The Master Fund may invest in certain Underlying Funds and investment strategies employed by certain Investment Managers, on behalf of their respective Underlying Funds, as described below. In pursuing the Master Fund's investment program, U.S. Trust emphasizes investments in Hedged Equity Funds and Arbitrage/Distressed Funds.

Each of the activities described below entails risk. See Section III of this Appendix B for more information regarding the risks associated with investments by the Excelsior Funds.

HEDGED EQUITY FUNDS - Underlying Funds where the Investment Managers construct portfolios consisting of long and short equity positions, with leverage commonly employed. The Investment Manager's stock picking ability, on both the long and the short side, is key to the success of these funds. The short positions may be opportunistic or instituted solely for hedging purposes. Individual stock options may be used in place of a short equity position and equity index options may be used as a portfolio hedge. This classification is very broad, including the primary categories described below. These types of funds may range from:

         o Conservative funds that seek to mitigate market risk by maintaining net market exposure from zero to 100%; to

         o Classic hedge funds (or "Jones style") maintaining market exposure within a fairly narrow band (E.G., between 30% net short and 30% net long); to

         o More aggressive funds that may magnify market risk by consistently exceeding 100% exposure (net) or, in some instances, maintaining a net short exposure.

Certain of these funds may invest a percentage of their assets outside the U.S. or may concentrate their investments in a particular region, sector or industry, or in companies of a specific market capitalization size. Investment Managers may lean toward or utilize exclusively a growth or value orientation, while others may employ a combination of growth and value orientation in selecting securities.

The hedged equity categories, as defined by and used by U.S. Trust in constructing the Master Fund's portfolio of Underlying Funds, are as follows:

         HEDGED LONG/SHORT - Underlying Funds that seek to profit by exploiting pricing inefficiencies between related equities by combining long and short positions to neutralize market exposure. Typically, this strategy is based on methods for selecting and ranking specific stocks with equal dollar amounts or equal market beta correlations allocated to the long and short sides of the portfolio. The strictest adherents to this strategy seek to neutralize as many risks as possible, by holding offsetting equal allocations by sector, geography and capitalization size. For example, long positions in the stocks of the strongest companies in several industries are "neutralized" by taking corresponding short positions in the stocks of those companies showing signs of weakness in the same industries.

         OPPORTUNISTIC LONG/SHORT EQUITY - Underlying Funds investing in a portfolio of long and short equity positions, with leverage commonly employed. Funds in this category include those with no regular sector bias, but may employ either style or capitalization bias. Investment Managers of these funds opportunistically vary the gross long and short exposures, as well as the resultant net long or short exposures. In other words, there is more defined market exposure than that found in equity market neutral strategies. Trading and concentrated positions in certain stocks or industries often becomes an important element in these strategies. There is typically some degree of market timing involved in the strategy that drives the long and short exposures, derived from either top-down themes or bottom-up stock selection criteria.

         HEDGED SECTOR FUNDS - Underlying Funds investing in stocks of companies in one or two sectors of the economy, such as financial institutions, technology, healthcare, biotech, utilities or energy. The strategy implementation varies widely. These funds may invest long only, long and short, long-biased or vary net long and net short positioning based on current perceived opportunities. However, these funds are typically long-biased, capitalizing on the growth or expansion of the particular sector. Put options on sector indices may be used to mitigate the effect of a sector decline.

ARBITRAGE/DISTRESSED FUNDS - This category includes Underlying Funds employing strategies that involve investing in opportunities created by significant corporate events, such as spin-offs, mergers and acquisitions, bankruptcy reorganizations, recapitalizations and share buybacks. In addition, positions may be taken in related securities of different companies or in different securities of the same issuer for the purpose of arbitraging differences in share prices. Investment Managers may allocate capital to more than one strategy, with certain managers maintaining a relatively fixed allocation to particular strategies, while others allow one or two strategies to opportunistically dominate the portfolio. These combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments. Noted below are certain strategies that may be employed by funds in this category.

         MERGER ARBITRAGE - Sometimes called "Risk Arbitrage," involves Underlying Funds where the Investment Managers invest in event-driven situations such as leveraged buy-outs, mergers and hostile takeovers. Normally the stock of an acquisition target appreciates while the acquiring company's stock decreases in value. These strategies generate returns by purchasing stock of the company being acquired and, in stock for stock deals, selling short the stock of the acquiring company. Investment Managers may employ the use of equity options as a low-risk alternative to the outright purchase or sale of common stock. These funds may hedge against market risk by purchasing S&P put options or put option spreads.

         DISTRESSED INVESTMENT - These Underlying Funds invest in, and occasionally sell short, the securities of companies where the security's price has been affected (or is expected to be affected) by a distressed financial situation. These situations may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings. Depending on the Investment Manager's style, investments may be made in bank debt, corporate debt, trade claims, common stock, preferred stock, warrants and post-distressed equities. Leverage may be used by certain Investment Managers, but it is not typical in this strategy. In its most traditional form, Investment Managers invest only in secured debt high in the capital structure and only in late-stage situations. Other Investment Managers invest solely in post-distressed equities or in high-yield bonds. A third category, "opportunistic distressed," may hold very diversified portfolios of senior secured, subordinated debt, distressed sovereign debt, post-bankruptcy equity, trade claims and high yield bonds.

         CONVERTIBLE ARBITRAGE - Underlying Funds where the Investment Managers purchase a portfolio of convertible securities, generally convertible bonds, and hedge a portion of the equity risk by selling short the underlying common stock. Certain Investment Managers may also seek to hedge interest rate exposure. Most Investment Managers employ some degree of leverage, ranging from zero to 10:1. The equity hedge ratio may range from 30% to 100%. As the default risk of the company is hedged by shorting the underlying common stock, the risk is considerably better than the credit rating of the unhedged bond. The Underlying Funds can be run with a directional bias (the manager makes bets on the direction of the equity market) or as market neutral (the direction of the market does not have a major impact on returns).

         RELATIVE VALUE ARBITRAGE - These Underlying Funds seek to take advantage of relative pricing discrepancies between instruments including equities, debt, options and futures. The Investment Managers of the funds may use mathematical, fundamental or technical analysis to determine unequal valuations. Securities may be mispriced relative to the underlying security, related securities, groups of securities or the overall market. Many funds use leverage and seek opportunities globally. Arbitrage strategies include dividend arbitrage, pairs trading, capital structure arbitrage, options arbitrage and yield curve trading. This category encompasses very highly leveraged strategies with aggressive return goals as well as conservative, low volatility varieties.

         MULTI-STRATEGY ARBITRAGE - Underlying Funds where the Investment Manager allocates capital to more than one strategy. The most common elements are convertible arbitrage, merger arbitrage, equity pairs trading, fixed-income arbitrage, and distressed investing. Some maintain a relatively fixed allocation to the various strategies, but others allow one or two strategies to opportunistically dominate the portfolio. The combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments.

EQUITY NON-HEDGE FUNDS - Includes Underlying Funds that are predominantly long equities, although they have the ability to hedge with short sales of stocks and stock index options. This strategy is commonly referred to as "stock-picking." Leverage may be used to enhance returns. Investment Managers may implement a hedge in the portfolio when they believe market conditions warrant a defensive stance. These funds may also occasionally and opportunistically short individual stocks. The important distinction between equity non-hedge funds and equity hedge funds is that equity non-hedge funds do not maintain a constant hedge. An important sub-category is concentrated equity funds, which may hold as few as 5 to 10 positions at a time. Certain Investment Managers in this category become active investors in their portfolio companies.

MACRO HEDGE FUNDS - This category includes Underlying Funds that typically make leveraged bets on anticipated price movements of stock markets, interest rates, foreign exchange currencies and physical commodities. Macro Investment Managers employ a "top-down" global approach and may invest in any market, using any instrument to participate in expected market movements. These movements may result from forecasted shifts in world economics, political fortunes or global supply and demand for resources, both physical and financial. Macro managers generally create their investment positions by investing in stocks, bonds, futures, options, swaps, currencies and over-the-counter derivatives.

MARKET TIMING FUNDS - Underlying Funds that allocate assets among investments by switching into investments that appear to be beginning an uptrend and switching out of investments that appear to be beginning a downtrend. This primarily consists of switching between stock indices and money markets. Typically, technical trend following indicators are used to determine the direction of a fund and to identify buy and sell signals. In an up move "buy signal," money is transferred from a money market fund to an equity index in an attempt to capture a capital gain. In a down move "sell signal," the assets are moved back into the money market for safe keeping until the next up move. The goal is to avoid having market exposure during a market decline.

SHORT SELLING - Underlying Funds where the Investment Manager sells a security not owned by the seller. Short selling is a technique used to take advantage of an anticipated price decline. To effect a short sale, the seller borrows securities from a third party in order to make delivery to the purchaser. The seller returns the borrowed securities to the lender by purchasing the securities in the open market. If the seller can buy that stock back at a lower price, a profit results. If the price rises, however, a loss results. A short seller must generally pledge other securities or cash with the lender in an amount equal to the market price of the borrowed securities. This deposit may be increased or decreased in response to changes in the market price of the borrowed securities.

INTERNATIONAL AND GLOBAL FUNDS - This category includes Underlying Funds employing strategies with a country or region of emphasis. Although this category excludes the macrostyle hedge funds, many of these funds do, in fact, make macro bets of one sort or another; the difference is that they tend to be built primarily from the bottom up rather than the top down. These funds may be oriented toward growth or value criteria or a particular capitalization size.

FIXED-INCOME ARBITRAGE - This is a hedging strategy that seeks profit by exploiting pricing inefficiencies between related fixed-income securities while neutralizing exposure to interest rate risk. Fixed-income arbitrage is a generic description of a variety of strategies involving investment in fixed-income instruments with the strategies employed in an attempt to eliminate or reduce exposure to changes in the yield curve. Investment Managers attempt to exploit relative mispricings between related sets of fixed-income securities. The generic types of fixed-income hedging trades include: yield-curve arbitrage, corporate versus Treasury yield spreads, municipal bond versus Treasury yield spreads and cash versus futures.

III. INVESTMENT STRATEGIES AND RELATED RISKS OF THE EXCELSIOR AND MASTER FUNDS

GENERAL

This section supplements, and provides additional information regarding certain types of investments and associated risk factors discussed in Question and Answer # 15 of Section I of this Prospectus/Proxy Statement relating to the Underlying Funds that the Master Fund selects for investment. Not all of the risk factors included in Question and Answer # 15 are discussed below. The impact of a particular risk on an Underlying Fund managed by an Investment Manager will impact the Master Fund, and in turn, have a corresponding impact on the Excelsior Fund.

All securities investments risk the loss of capital. The value of the Excelsior Fund's total net assets should be expected to fluctuate based on the fluctuation in the value of the Underlying Funds in which the Master Fund invests. To the extent that the portfolio of an Investment Manager is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision is increased. An Investment Manager's use of leverage is likely to cause the value of the Investment Manager's portfolio to appreciate or depreciate at a greater rate than if leverage were not used.

EQUITY SECURITIES

Investment Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Investment Managers also may invest in depository receipts relating to foreign securities. (SEE "Foreign Securities" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Investment Managers may purchase securities in all available securities trading markets.

         COMMON STOCKS - Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

         PREFERRED STOCKS - Preferred stock generally has a preference as to dividends and upon the event of liquidation, over an issuer's common stock, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

         CONVERTIBLE SECURITIES - Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally: (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.

         The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by an Underlying Fund is called for redemption, the Underlying Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on an Underlying Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Master Fund.

BONDS AND OTHER FIXED-INCOME SECURITIES

Investment Managers may invest in bonds and other fixed-income securities. Investment Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (I.E., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Investment Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Manager to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

FOREIGN SECURITIES

Investment Managers may invest in securities of foreign issuers and in depository receipts, such as American Depository Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Investment Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization;the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of an Underlying Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of an Underlying Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, an Underlying Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

An Investment Manager may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving an Underlying Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by an Underlying Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an Underlying Fund anticipates purchasing or selling a foreign security. This technique would allow the Underlying Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Underlying Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between an Underlying Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue an Underlying Fund's investment objective, such as when an Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Underlying Fund's investment portfolio. There is no requirement that the Underlying Funds hedge all or any portion of their exposure to foreign currency risks.

LEVERAGE

Borrowing by Underlying Funds and the Master Fund for investment purposes (a practice known as "leverage") is a speculative practice that involves certain risks. Some or all of the Investment Managers may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes.

Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

Although leverage will increase investment return if an Underlying Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if an Underlying Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of an investment in the Underlying Funds. In the event that an Underlying Fund's equity or debt instruments decline in value, the Underlying Fund could be subject to a "margin call" or "collateral call," pursuant to which the Underlying Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Underlying Fund's assets, the Investment Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Manager also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act requires an investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the investment company's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to Underlying Funds that are not managed by a subadviser and, therefore, the Master Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Underlying Funds and the volatility of the value of interests may be great.

In order to obtain "leveraged" market exposure in certain investments and to increase overall returns, an Investment Manager may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risk of loss.

SHORT SALES

Some or all of the Investment Managers may attempt to limit an Underlying Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Manager believes possess volatility characteristics similar to those being hedged. In addition, the Investment Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, an Underlying Fund may "short" a security of a company if, in the Investment Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth.

To effect a short sale, the Investment Manager will borrow a security from a brokerage firm to make delivery to the buyer. The Underlying Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Manager, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on an Underlying Fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security, which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

An Underlying Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If an Underlying Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. An Underlying Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve a sale of a security by an Underlying Fund to a bank or securities dealer and the Underlying Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Underlying Fund. Reverse repurchase transactions are a form of leverage, which may also increase the volatility of an Underlying Fund's investment portfolio.

FOREIGN CURRENCY TRANSACTIONS

The Investment Managers may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security an Underlying Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Underlying Fund already owns, particularly if the Investment Manager expects a decrease in the value of the currency in which the foreign security is denominated.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve an Underlying Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Underlying Fund contracted to receive in the exchange. An Investment Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. See generally "Foreign Securities" above.

MONEY MARKET INSTRUMENTS

Each Investment Manager may invest, for defensive purposes or otherwise, some or all of an Underlying Fund's assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Master Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

PURCHASING INITIAL PUBLIC OFFERINGS

The Investment Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for interests. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

The Investment Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Underlying Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue an Underlying Fund's investment objective. These strategies may be executed through derivative transactions. The instruments the Investment Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Investment Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

         DERIVATIVES - Some or all of the Investment Managers may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit an Investment Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Investment Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

         Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on an Underlying Fund's performance.

         If an Investment Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Underlying Fund's return or result in a loss. An Underlying Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if an Investment Manager is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

         OPTIONS AND FUTURES - The Investment Managers may utilize options and futures contracts. They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, an Investment Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Managers also may include options on baskets of specific securities.

         The Investment Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Underlying Fund owns the underlying security. The sale of such an option exposes an Underlying Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Underlying Fund's books or with the Underlying Fund's custodian to fulfill the obligation undertaken. The sale of such an option exposes an Underlying Fund during the term of the option to a decline in price of the underlying security while depriving the Underlying Fund of the opportunity to invest the segregated assets.

         An Investment Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. An Underlying Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Investment Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Underlying Fund's position by selling the option previously purchased, although the Investment Manager would be entitled to exercise the option should it deem it advantageous to do so.

         The Underlying Funds may use Derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC"). However, the BACAP Fund and Master Fund have each claimed an exclusion from the definition of the term commodity pool operator under CFTC Rule 4.5 promulgated under the Commodity Exchange Act, as amended (the "Act") and therefore, are not subject to registration or regulation under the Act.

         The Investment Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits an Investment Manager might realize in trading could be eliminated by adverse changes in the exchange rate, or an Underlying Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

         Engaging in these transactions involves risk of loss to the Underlying Funds which could adversely affect the value of the Master Fund's net assets and result in a loss to the Excelsior Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Underlying Funds to substantial losses.

         Successful use of futures also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

         Pursuant to regulations or published positions of the SEC, a subadviser of a Subadvised Account may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the subadviser's ability otherwise to invest those assets.

         Some or all of the Investment Managers may purchase and sell stock index futures contracts for the Underlying Funds. A stock index future obligates an Underlying Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

         Some or all of the Investment Managers may purchase and sell interest rate futures contracts for the Underlying Funds. An interest rate future obligates an Underlying Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. Some or all of the Investment Managers may purchase and sell currency futures. A currency future obligates an Underlying Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

         CALL AND PUT OPTIONS ON SECURITIES INDICES - Some or all of the Investment Managers may purchase and sell for the Underlying Funds call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by the Investment Manager of options on stock indexes will be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

         WARRANTS AND RIGHTS - Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

         SWAP AGREEMENTS - Some or all of the Investment Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of the Underlying Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Underlying Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Most swap agreements entered into by the Underlying Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, an Underlying Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Underlying Fund is contractually obligated to make. If the other party to a swap defaults, an Underlying Fund's risk of loss consists of the net amount of payments that the Underlying Fund contractually is entitled to receive.

LENDING PORTFOLIO SECURITIES

Some or all of the Investment Managers may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a subadviser for a Subadvised Account may not exceed 33-1/3% of the value of an Underlying Fund's total assets, and, in respect of such transactions, the Underlying Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Underlying Fund might experience loss if the institution with which the Underlying Fund has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

Some or all of the Investment Managers may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an

Underlying Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Underlying Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Underlying Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, when effected by the Master Fund and by an Underlying Fund managed by a subadviser, will be subject to the Master Fund's limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Manager on a forward basis will not honor its purchase obligation. In such cases, an Underlying Fund may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

Although it is anticipated that most Underlying Funds will invest primarily in publicly traded securities, they generally may invest a portion of the value of their total assets in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Where registration is required to sell a security, an Underlying Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, an Underlying Fund might obtain a less favorable price than prevailed when it decided to sell. For Underlying Funds which are managed by a subadviser, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board of Managers of the Master Fund. Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

In addition, the Master Fund's interests in unregistered Underlying Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund may liquidate an interest and withdraw from an unregistered Underlying Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Master Fund were it to have to sell interests at an inopportune time.

                                   APPENDIX C

                      COMPARISON OF INVESTMENT RESTRICTIONS


COMPARATIVE INFORMATION ON FUNDAMENTAL INVESTMENT RESTRICTIONS OF BACAP FUND AND
                                EXCELSIOR FUND


------------------------------------ ---------------------------------------- ----------------------------------------
                                     BACAP FUND                               EXCELSIOR FUND
------------------------------------ ---------------------------------------- ----------------------------------------
------------------------------------ ---------------------------------------- ----------------------------------------
INDUSTRY CONCENTRATION               The Fund may not invest 25%              The Fund will not invest 25%
                                     or more of the value of its total        or more of the value of its total
                                     assets in the securities (other          assets in the securities (other
                                     than U.S. Government                     than U.S. Government
                                     securities) of issuers engaged in any    Securities) of issuers engaged in
                                     single industry.                         any single industry except that:
                                                                              the Fund may pursue its
                                                                              investment objective by
                                                                              investing substantially all of its
                                                                              assets in the Master Fund (or
                                                                              another investment company
                                                                              that has the same investment
                                                                              objective and substantially the
                                                                              same investment policies as the
                                                                              Fund); and the Fund (if it invests
                                                                              directly in Underlying Funds
                                                                              rather than investing in the
                                                                              Master Fund) and the Master
                                                                              Fund will invest 25% or more of
                                                                              the value of their total assets in
                                                                              Underlying Funds except during
                                                                              temporary adverse market
                                                                              conditions affecting Underlying
                                                                              Funds in which they may invest,
                                                                              but will not invest 25% or more
                                                                              of the value of their total assets
                                                                              in Underlying Funds that focus
                                                                              on investing in any single
                                                                              industry or group of related
                                                                              industries.
------------------------------------ ---------------------------------------- ----------------------------------------
SENIOR SECURITIES AND                The Fund may not issue senior            The Fund will not issue senior
 BORROWING                           securities, except to the extent         securities representing stock,
                                     permitted by Section 18 of the           except that, to the extent
                                     1940 Act (which currently                permitted by the 1940 Act, (a)
                                     limits the issuance of a class of        the Fund may borrow money
                                     senior securities that is                from banks, brokers and other

------------------------------------ ---------------------------------------- ----------------------------------------
                                     indebtedness to no more than             lenders, to finance portfolio
                                     33-1/3% of the value of the              transactions and engage in other
                                     Fund's total assets, or if the           transactions involving the
                                     class of senior security is stock,       issuance by the Fund of "senior
                                     to no more than 50% of the               securities" representing
                                     value of the Fund's total assets)        indebtedness, and (b) the Fund
                                     or as otherwise permitted by the         may borrow money from banks
                                     U.S. Securities and Exchange             for temporary or emergency
                                     Commission ("SEC").                      purposes or in connection with
                                                                              repurchases of, or tenders for,
                                                                              interests.
                                     The Fund may not borrow
                                     money, except to the extent
                                     permitted by Section 18 of the
                                     1940 Act (which currently
                                     limits borrowing to no more
                                     than 33-1/3% of the value of the
                                     Fund's total assets) or as
                                     otherwise permitted by the SEC.
------------------------------------ ---------------------------------------- ----------------------------------------
UNDERWRITING                         The Fund may not underwrite              The Fund will not underwrite
                                     securities of other issuers,             securities of other issuers,
                                     except insofar as the Fund may           except insofar as the Fund may
                                     be deemed an underwriter under           be deemed an underwriter under
                                     the Securities Act of 1933, as           the 1933 Act in connection with
                                     amended ("1933 Act") in                  the disposition of its portfolio
                                     connection with the disposition          securities.
                                     of its portfolio securities.
------------------------------------ ---------------------------------------- ----------------------------------------
LENDING                              The Fund may not make loans              The Fund will not make loans of
                                     of money or securities to other          money or securities to other
                                     persons, except through                  persons, except through
                                     purchasing fixed-income                  purchasing fixed-income
                                     securities, lending portfolio            securities, lending portfolio
                                     securities or entering into              securities or entering into
                                     repurchase agreements in a               repurchase agreements in a
                                     manner consistent with the               manner consistent with the
                                     Fund's investment policies.              Fund's investment policies.
------------------------------------ ---------------------------------------- ----------------------------------------
COMMODITIES AND                      The Fund may not invest in               The Fund will not purchase or
COMMODITY CONTRACTS                  commodities or commodity                 sell commodities or commodity
                                     contracts, except that the Fund          contracts, except that it may
                                     may purchase and sell non-U.S.           purchase and sell foreign
                                     currency, options, futures  and          currency, options, futures and
                                     forward contracts, including             forward contracts, including
                                     those related to indexes, options        those related to indexes, and
                                     and options on indexes.                  options on  indices, and may
                                                                              invest in commodity pools and
                                                                              other entities that purchase and
                                                                              sell commodities and

------------------------------------ ---------------------------------------- ----------------------------------------
                                                                              commodity contracts.
------------------------------------ ---------------------------------------- ----------------------------------------
REAL ESTATE                          The Fund may not purchase,               The Fund will not purchase,
                                     hold or deal in real estate,             hold or deal in real estate, except
                                     except that the Fund may invest          that it may invest in securities
                                     in securities that are secured by        that are secured by real estate or
                                     real estate or securities issued         that are issued by companies
                                     by companies that invest or deal         that invest or deal in real estate.
                                     in real estate investment trusts.
------------------------------------ ---------------------------------------- ----------------------------------------


                                   APPENDIX D

             REPURCHASE AND TRANSFER OF INTERESTS FOR EXCELSIOR FUND

NO RIGHT OF REDEMPTION

No member of the Excelsior Fund or other person holding an interest or a portion of an interest acquired from a member has the right to require the Excelsior Fund to redeem that interest or portion thereof. There is no public market for interests, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of interests by the Excelsior Fund, as described below.

REPURCHASES OF INTERESTS

The Excelsior Fund will from time to time offer to repurchase interests pursuant to written tenders by members. Repurchases will be made at such times and on such terms as may be determined by the Board of Managers of the Excelsior Fund, in its sole discretion. In determining whether the Excelsior Fund should offer to repurchase interests or portions thereof from members, the Board of Managers will consider the recommendation of U.S. Trust. U.S. TRUST EXPECTS THAT GENERALLY IT WILL RECOMMEND TO THE BOARD OF MANAGERS THAT THE EXCELSIOR FUND OFFER TO REPURCHASE INTERESTS FROM MEMBERS TWICE EACH YEAR, EFFECTIVE AS OF JUNE 30 AND DECEMBER 31. The Board of Managers will also consider the following factors, among others, in making this determination:

         o whether any members have requested that the Excelsior Fund repurchase their interests or portions thereof;

         o    the liquidity of the Excelsior Fund's assets;

         o the investment plans and working capital requirements of the Excelsior Fund;

         o the relative economies of scale with respect to the size of the Excelsior Fund;

         o the history of the Excelsior Fund in repurchasing interests or portions thereof;

         o    the economic condition of the securities markets; and

         o the anticipated tax consequences of any proposed repurchases of interests or portions thereof.

The Excelsior Fund will repurchase interests or portions thereof from members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Excelsior Fund and to all members or persons holding interests acquired from members, or to one or more classes of members, as applicable. The value of a member's interests (or the portion thereof) that is being repurchased is equal to the value of the member's capital account (or the portion thereof being repurchased) as of the valuation date (defined below), after giving effect to all allocations that are made as of such date. When the Board of Managers determines that the

Excelsior Fund shall repurchase interests or portions thereof, notice will be provided to members describing the terms thereof, containing information members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their interests by contacting U.S. Trust during the period. The Operating Agreement of the Excelsior Fund provides that the Excelsior Fund will be dissolved if the interest of any member that has submitted a written request to the Excelsior Fund for the repurchase of its entire interest, in accordance with the terms of the Operating Agreement, is not repurchased by the Excelsior Fund within a period of two years following the date of the request.

Repurchases of interests or portions thereof from members by the Excelsior Fund may be made, in the discretion of the Excelsior Fund, and may be paid in cash or by the distribution of securities in kind or partly in cash and partly in kind. However, the Excelsior Fund does not expect to distribute securities in kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Excelsior Fund or on members not tendering interests for repurchase. Repurchases will be effective after receipt and acceptance by the Excelsior Fund of all eligible written tenders of interests or portions thereof from members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Operating Agreement), which will be distributed to all tendering members on a PARI PASSU basis. The Excelsior Fund does not impose any charges in connection with repurchases of interests or portions of interests.

Due to liquidity restraints associated with the Master Fund's investments in Underlying Funds and the fact that the Master Fund may have to effect withdrawals from those funds to pay for interests being repurchased, the Excelsior Fund presently expects to employ the following repurchase procedures:

         1. A member choosing to tender an interest (or a portion thereof) for repurchase must do so by the date specified in the notice describing the terms of the offer (the "Expiration Date") which generally will be one month before the date as of which interests are to be repurchased. The interests (or portions thereof) will be valued as of the date on which interests are to be repurchased (the "Valuation Date"), which is generally expected to be either June 30 or December 31;

         2. Promptly after the Expiration Date, the Excelsior Fund will give to each member whose interest (or portion thereof) has been accepted for repurchase a promissory note (the "Promissory Note") entitling the member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased interest (or portion thereof). The determination of the value of interests as of the Valuation Date is subject to adjustment based upon the results of next annual audit of the Excelsior Fund's financial statements).

         3. The Promissory Note, which will be non-interest bearing and nontransferable, is expected to contain terms providing for payment at two separate times.

              The first payment (the "Initial Payment") will be in an amount equal to at least 95% of the estimated value of the repurchased interest (or portion thereof), determined as of the Valuation Date. The Initial Payment will be made as of the later of (a) within 30 days after the Valuation Date, or (b) if the Excelsior Fund has requested withdrawals of its capital from any Underlying Funds in order to fund the repurchase of interests, within 10 business days after the Excelsior Fund has received at least 95% of the aggregate amount withdrawn by the Excelsior Fund from such Underlying Funds.

              The second and final payment (the "Contingent Payment") is expected to be in an amount equal to the excess, if any, of (a) the value of the repurchased interest (or portion thereof), determined as of the Valuation Date and based upon the results of the annual audit of the Excelsior Fund's financial statements for the year in which the Valuation Date falls, over (b) the Initial Payment. It is anticipated that the annual audit of the Excelsior Fund's financial statements will be completed within 60 days after the end of each fiscal year of the Excelsior Fund and that the Contingent Payment will be made promptly after the completion of the audit.

         4. Although the amounts required to be paid by the Excelsior Fund under the Promissory Note will generally be paid in cash, the Excelsior Fund may under certain limited circumstances noted above pay all or a portion of the amounts due by the in-kind distribution of marketable securities.

Under these procedures, members will have to decide whether to tender their interests for repurchase without the benefit of having current information regarding value of interests as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which members must tender interests and the date they can expect to receive payment for their interests from the Excelsior Fund. However, promptly after the expiration of a repurchase offer, members whose interests are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Excelsior Fund representing the Excelsior Fund's obligation to pay for repurchased interests. Payments for repurchased interests may be delayed under circumstances where the Excelsior Fund has determined to redeem its interests in the Master Fund to make such payments, but has experienced delays in receiving payments from the Master Fund.

Repurchases of interests by the Excelsior Fund are subject to certain regulatory requirements imposed by SEC rules. The Excelsior Fund believes that the repurchase procedures described above comply with these requirements. However, if modification of the Excelsior Fund's repurchase procedures is deemed necessary to comply with regulatory requirements, the Board of Managers will adopt revised procedures designed to provide members substantially the same liquidity for interests as would be available under the procedures described above.

Upon its acceptance of tendered interests for repurchase, the Excelsior Fund will maintain daily on its books a segregated account consisting of: (i) cash;
(ii) liquid securities; or (iii) interests in the Master Fund that the Excelsior Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the promissory notes issued to members tendering interests.

If a repurchase offer is oversubscribed by members who tender their interests for repurchase (in other words, if the amount of interests tendered exceeds the amount that the Excelsior Fund has offered to repurchase), the Excelsior Fund will repurchase only a pro rata portion of the interests tendered by each member. In addition, a member who tenders for repurchase only a portion of such member's interests will be required to maintain a capital account balance of at least $100,000. If a member tenders an amount that would cause the member's capital account balance to fall below the required minimum, the Excelsior Fund reserves the right to reduce the amount to be purchased from such member so that the required minimum balance is maintained. In the event that a member's investment falls below the required minimum due to the repurchase by the Excelsior Fund of interests on a pro rata basis, the Board of Managers shall waive the required minimum amount.

The Excelsior Fund may repurchase an interest or portion thereof of its members or any person acquiring an interest or portion thereof from or through a member in the event that: (i) the interest or a portion thereof has been transferred or the interest or a portion thereof has vested in any person by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetency of a member; (ii) ownership of the interest by a member or other person will cause the Excelsior Fund to be in violation of, or require registration of any interest or portion thereof under, or subject the Excelsior Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iii) continued ownership of the interest may be harmful or injurious to the business or reputation of the Excelsior Fund, the Board of Managers or U.S. Trust, or may subject the Excelsior Fund or any members to an undue risk of adverse tax or other fiscal consequences; (iv) any of the representations and warranties made by a member in connection with the acquisition of an interest or portion thereof was not true when made or has ceased to be true; or (v) it would be in the best interests of the Excelsior Fund for the Excelsior Fund to repurchase the interest or a portion thereof.

TRANSFERS OF INTERESTS

Except as otherwise described below, no person shall become a substituted member without the written consent of the Board of Managers of the Excelsior Fund, which consent may be withheld for any reason in its sole discretion. Interests held by members may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of a member; or (ii) under certain limited circumstances, with the written consent of the Board of Managers or its delegatee (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). The Board of Managers, or its delegatee, generally may not consent to a transfer unless the following conditions are met: (i) the transferring member has been a member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Excelsior Fund to repurchase interests; and (iii) the transfer is (x) one in which the tax basis of the interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring member (E.G., certain transfers to affiliates, gifts and contributions to family entities), (y) to members of the transferring member's immediate family (siblings, spouse, parents and children), or (z) a distribution from a qualified retirement plan or an individual retirement account, unless the Excelsior Fund consults with counsel to the Excelsior Fund and such counsel confirms that the transfer will not cause the Excelsior Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to the Excelsior Fund of any proposed transfer must include evidence satisfactory to the Board of Managers that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Excelsior Fund with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million, and must be accompanied by a properly completed subscription agreement. The Board of Managers may not consent to a transfer of an interest by a member unless such transfer is to a single transferee or after the transfer of a portion of the interest, the balance of the capital account of each of the transferee and transferor is not less than $100,000. A member who transfers an interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Excelsior Fund in connection with the transfer.

Any transferee that acquires an interest or portion thereof in the Excelsior Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetency of a member or otherwise, shall be entitled to the allocations and distributions allocable to the interest so acquired, to transfer the interest in accordance with the terms of the Operating Agreement and to tender the interest for repurchase by the Excelsior Fund, but shall not be entitled to the other rights of a member unless and until the transferee becomes a substituted member as provided in the Operating Agreement. If a member transfers an interest or portion thereof with the approval of the Board of Managers, the Excelsior Fund shall promptly take all necessary actions so that each transferee or successor to whom the interest or portion thereof is transferred is admitted to the Excelsior Fund as a member.

By subscribing for interests, each member agrees to indemnify and hold harmless the Excelsior Fund, the Board of Managers of the Excelsior Fund, U.S. Trust, each other member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that member in violation of these provisions or any misrepresentation made by that member in connection with any such transfer.

                                   APPENDIX E





                      ------------------------------------

                        EXCELSIOR DIRECTIONAL HEDGE FUND
                               OF FUNDS (TI), LLC

                     (A DELAWARE LIMITED LIABILITY COMPANY)
                      ------------------------------------


                       LIMITED LIABILITY COMPANY AGREEMENT

                           DATED AS OF MARCH 30, 2007
                      ------------------------------------


                               225 HIGH RIDGE ROAD
                               STAMFORD, CT 06905
                                 (203) 352-4400

                                TABLE OF CONTENTS

                                                                            PAGE


                                    ARTICLE I

                                   DEFINITIONS
                             ----------------------
                                   ARTICLE II

                       ORGANIZATION; ADMISSION OF MEMBERS
                             ----------------------

2.1    Formation of Limited Liability Company................................E-5
2.2    Name..................................................................E-9
2.3    Principal and Registered Office......................................E-10
2.4    Duration.............................................................E-10
2.5    Objective and Business of the Company................................E-10
2.6    Board of Managers....................................................E-10
2.7    Members..............................................................E-11
2.8    Organizational Member................................................E-11
2.9    Both Managers and Members............................................E-11
2.10   Limited Liability....................................................E-11

                                   ARTICLE III

                                   MANAGEMENT
                           --------------------------

3.1    Management and Control...............................................E-12
3.2    Actions by the Board of Managers.....................................E-12
3.3    Officers.............................................................E-13
3.4    Meetings of Members..................................................E-14
3.5    Custody of Assets of the Company.....................................E-14
3.6    Other Activities of Members and Managers.............................E-15
3.7    Duty of Care.........................................................E-15
3.8    Indemnification......................................................E-15
3.9    Fees, Expenses and Reimbursement.....................................E-17

                                   ARTICLE IV

                            TERMINATION OF STATUS OF
                       MANAGERS, TRANSFERS AND REPURCHASES
                        ---------------------------------

4.1    Termination of Status of a Manager...................................E-18
4.2    Removal of the Managers..............................................E-18
4.3    Transfer of Interests of Members.....................................E-18
4.4    Repurchase of Interests..............................................E-19

                                    ARTICLE V

                                     CAPITAL
                      ------------------------------------

5.1    Contributions to Capital.............................................E-22
5.2    Rights of Members to Capital.........................................E-22
5.3    Capital Accounts.....................................................E-23
5.4    Allocation of Net Profit and Net Loss................................E-23
5.5    Allocation of Certain Expenditures...................................E-23
5.6    Reserves.............................................................E-24
5.7    Tax Allocations......................................................E-25
5.8    Distributions........................................................E-26
5.9    Withholding..........................................................E-26

                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION
                           ---------------------------

6.1    Dissolution..........................................................E-26
6.2    Liquidation of Assets................................................E-27

                                   ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

                          -----------------------------

7.1    Accounting and Reports...............................................E-28
7.2    Determinations by the Board of Managers..............................E-28
7.3    Valuation of Assets..................................................E-29

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS
                          -----------------------------

8.1    Amendment of Limited Liability Company Agreement.....................E-29
8.2    Special Power of Attorney............................................E-30
8.3    Notices..............................................................E-32
8.4    Agreement Binding Upon Successors and Assigns........................E-32
8.5    Applicability of 1940 Act and Form N-2...............................E-32
8.6    Choice of Law; Arbitration...........................................E-32
8.7    Not for Benefit of Creditors.........................................E-33
8.8    Consents.............................................................E-33
8.9    Merger and Consolidation.............................................E-34
8.10   Pronouns.............................................................E-34
8.11   Confidentiality......................................................E-34
8.12   Certification of Non-Foreign Status..................................E-35
8.13   Severability.........................................................E-35
8.14   Filing of Returns....................................................E-35
8.15   Tax Matters Partner..................................................E-35
8.16   Section 754 Election.................................................E-36
8.17   Member Tax Basis.....................................................E-36

               EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS (TI), LLC
                       LIMITED LIABILITY COMPANY AGREEMENT

               THIS LIMITED LIABILITY COMPANY AGREEMENT of Excelsior Directional Hedge Fund of Funds (TI), LLC (the "Company") is dated as of March 30, 2007 by and among David R. Bailin, Gene M. Bernstein, Victor F. Imbimbo, Jr. and Stephen
V. Murphy, and those persons hereinafter admitted as Members.


                              W I T N E S S E T H :

               WHEREAS, the Company has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on February 26, 2007;

               NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:


                            ------------------------

                                    ARTICLE I

                                   DEFINITIONS
                             ----------------------

               For purposes of this Agreement:


       1940 ACT The Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

       ADMINISTRATOR               The   person  who   provides   administrative
                                   services  to  the  Company   pursuant  to  an
                                   administrative services agreement.

       ADVISERS ACT                The  Investment  Advisers Act of 1940 and the
                                   rules, regulations and orders thereunder, as amended from time to time, or any successor law.

       AFFILIATE                   An  affiliated  person of a  person,  as such
                                   term is defined in the 1940 Act.

       AGREEMENT                   This Limited Liability Company Agreement,  as
                                   amended from time to time.

       BOARD OF MANAGERS           The Board of Managers established pursuant to
                                   Section 2.6.

       CAPITAL ACCOUNT             With  respect  to each  Member,  the  capital
                                   account  established and maintained on behalf
                                   of  each  Member   pursuant  to  Section  5.3
                                   hereof.

       CERTIFICATE                 The  Certificate  of Formation of the Company
                                   and any amendments thereto as filed with the office of the Secretary of State of Delaware.

       CLOSING DATE                The  first  date on or as of  which a  Member
                                   other  than  the  Organizational   Member  is
                                   admitted to the Company.

       CODE The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.

       COMPANY                     The  limited   liability   company   governed
                                   hereby, as such limited liability company may from time to time be constituted.

       DELAWARE ACT                The Delaware Limited Liability Company Act as
                                   in effect on the date hereof and as amended from time to time, or any successor law.

       FISCAL PERIOD               Each period commencing on the day immediately
                                   following  the  last  day  of  the  preceding
                                   Fiscal  Period,  and  ending  at the close of
                                   business   on  the  first  to  occur  of  the
                                   following dates:

                                        (1)   the last day of a Fiscal Year;

                                        (2)   the last day of a Taxable Year;

                                        (3)   the  day  preceding  any day as of
                                              which   a   contribution   to  the
                                              capital  of the  Company  is  made
                                              pursuant to Section 5.1; or

                                        (4)   any day (other than one  specified
                                              in clause  (2)  above) as of which
                                              this  Agreement  provides  for any
                                              amount  to  be   credited   to  or
                                              debited    against   the   Capital
                                              Account of any Member,  other than
                                              an  amount  to be  credited  to or
                                              debited    against   the   Capital
                                              Accounts   of   all   Members   in
                                              accordance  with their  respective
                                              Investment Percentages.

       FISCAL YEAR                 Each  period  commencing  on  April 1 of each
                                   year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board of Managers shall elect another fiscal year for the Company.
                                       E-6

       FORM N-2 The Company's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

       INDEPENDENT MANAGERS        Those   Managers  who  are  not   "interested
                                   persons" of the Company as such term is defined in the 1940 Act.

       INTEREST The entire ownership interest in the Company at any particular time of a Member, or other person to whom an Interest of a Member or portion thereof has been transferred pursuant to Section 4.3 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

       INVESTMENT FUNDS            Unregistered  investment funds and registered
                                   investment companies.

       INVESTMENT MANAGERS         Investment  advisers who enter into  advisory
                                   agreements to manage a designated portfolio of investments for the Company or who manage
                                   Investment Funds in which the Company has invested.

       INVESTMENT PERCENTAGE       A percentage  established  for each Member on
                                   the  Company's  books as of the  first day of
                                   each Fiscal Period. The Investment Percentage
                                   of a  Member  for a  Fiscal  Period  shall be
                                   determined  by  dividing  the  balance of the
                                   Member's    Capital   Account   as   of   the
                                   commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period.
                                   The sum of the Investment Percentages of all Members for each Fiscal Period shall equal
                                   100%.

       MANAGEMENT AGREEMENT        A separate written  agreement entered into by
                                   the Company  pursuant to which the Management
                                   Services   Provider    provides    Management
                                   Services to the Company.

       MANAGEMENT SERVICES         Such administrative and other services as the
                                   Management  Services  Provider is required to
                                   provide  to  the  Company   pursuant  to  the
                                   Management Agreement.

       MANAGEMENT SERVICES         The  person  who  at  any   particular   time
       PROVIDER                    provides   non-investment   advisory  related
                                   management      services      and     certain
                                   administrative   services   to  the   Company
                                   pursuant to a Management Agreement.

       MANAGER An individual designated or elected as a manager of the Company pursuant to the provisions of Section 2.6 of this Agreement and who serves on the Board of Managers of the Company.

       MEMBER Any person who shall have been admitted to the Company as a member (including any Manager in such person's capacity as a member of the Company but excluding any Manager in such person's capacity as a Manager of the Company) until the Company repurchases the entire Interest of such person as a member pursuant to Section 4.4 hereof or a substituted Member or Members are admitted with respect to any such person's entire Interest as a member pursuant to Section 4.3 hereof; such term includes the Management Service Provider to the extent the Management Service Provider makes a capital contribution to the Company and shall have been admitted to the Company as a member.

       NET ASSETS                  The total value of all assets of the Company,
                                   less an amount  equal to all  accrued  debts,
                                   liabilities  and  obligations of the Company,
                                   calculated   before   giving  effect  to  any
                                   repurchases of Interests.

       NET PROFIT OR NET LOSS      The  amount by which the Net Assets as of the
                                   close of business on the last day of a Fiscal
                                   Period  exceed (in the case of Net Profit) or
                                   are less  than (in the case of Net  Loss) the
                                   Net Assets as of the commencement of the same
                                   Fiscal   Period  (or,  with  respect  to  the
                                   initial Fiscal Period of the Company,  at the
                                   close of business on the Closing Date),  such
                                   amount to be adjusted to exclude any items to
                                   be  allocated  among the Capital  Accounts of
                                   the  Members  on a  basis  which  is  not  in
                                   accordance  with  the  respective  Investment
                                   Percentages   of  all   Members   as  of  the
                                   commencement of such Fiscal Period pursuant to Sections 5.5 and 5.6 hereof.

       OFFICER An individual designated as an officer of the Company pursuant to the provisions of Section
                                   3.3 of the Agreement and who serves as an officer of the Company.

       ORGANIZATIONAL MEMBER       David R. Bailin

       SECURITIES                  Securities  (including,  without  limitation,
                                   equities,  debt  obligations,   options,  and
                                   other "securities" as that term is defined in
                                   Section  2(a)(36)  of the  1940  Act) and any
                                   contracts  for forward or future  delivery of
                                   any security, debt obligation or currency, or
                                   commodity,    all   manner   of    derivative
                                   instruments  and any  contracts  based on any
                                   index   or   group   of   securities,    debt
                                   obligations  or
                                   currencies,  or commodities,  and any options
                                   thereon,  as  well as shares of or  interests
                                   in  Investment  Funds,   including   but  not
                                   limited to  another  Investment Fund that has
                                   the    same    investment    objective    and
                                   substantially the same investment policies as the Company.

       SUBADVISORS                 Those   Investment   Managers   for  which  a
                                   separate investment vehicle has been created in which the Investment Manager serves as general partner and the Company is the sole limited partner and those Investment Managers who manage the Company's assets directly through a separate managed account.

       TAXABLE YEAR                The  12-month  period  ending  December 31 of
                                   each year.

       TRANSFER The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.


                            ------------------------

                                   ARTICLE II

                       ORGANIZATION; ADMISSION OF MEMBERS
                             ----------------------

               2.1   FORMATION OF LIMITED LIABILITY COMPANY.

               The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Company's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.

               2.2   NAME.

               The name of the Company shall be "Excelsior Directional Hedge Fund of Funds (TI), LLC" or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member.

               2.3   PRINCIPAL AND REGISTERED OFFICE.

               The Company shall have its principal office at 225 High Ridge Road, Stamford, CT 06905, or at such other place designated from time to time by the Board of Managers.

               The Company shall have its registered office in Delaware at 615 South DuPont Highway, Dover, Delaware 19901, and shall have National Corporate Research, Ltd. as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers.

               2.4   DURATION.

               The  term  of  the  Company   commenced  on  the  filing  of  the
Certificate with the Secretary of State of Delaware and shall continue until the Company is dissolved pursuant to Section 6.1 hereof.

               2.5   OBJECTIVE AND BUSINESS OF THE COMPANY.

               (a) The objective and business of the Company is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Company may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business. The Company shall be operated subject to any applicable restrictions of the Bank Holding Company Act of 1956, as amended. Subject to approval by the Board of Managers, the Company may pursue its investment objective by investing substantially all of its assets in another Investment Fund that has the same investment objective and substantially the same investment policies as the Company.

               (b) The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

               2.6   BOARD OF MANAGERS.

               (a) The Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.4 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Company. The number of Managers shall be fixed from time to time by the Board of Managers.

               (b) Each Manager shall serve on the Board of Managers for the duration of the term of the Company, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.1 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

               (c) In the event that no Manager remains to continue the business of the Company, the Management Services Provider shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Company and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Company or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Company shall be dissolved pursuant to Section 6.1 hereof and the assets of the Company shall be liquidated and distributed pursuant to Section 6.2 hereof.

               2.7   MEMBERS.

               The Board of Managers may admit one or more Members as of the first day of each calendar quarter or more frequently in the sole discretion of the Board of Managers. Subject to the foregoing terms, Members may be admitted to the Company subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Company's subscription agreement pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board of Managers may in its absolute discretion reject any subscription for Interests. The admission of any person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and the contribution to the capital of the Company of such additional Member.

               2.8   ORGANIZATIONAL MEMBER.

               The initial contribution of capital to the Company by the Organizational Member shall be represented by an Interest, which Interest shall have the same rights as other Interests.

               2.9   BOTH MANAGERS AND MEMBERS

               A Member may at the same time be a Manager and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof or as provided in the Delaware Act.

               2.10  LIMITED LIABILITY

               Except as provided under applicable law, a Member shall not be liable for the Company's debts, obligations and liabilities in any amount in excess of the Capital Account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Manager shall not be liable for the Company's debts, obligations and liabilities.

                           --------------------------

                                  ARTICLE III

                                   MANAGEMENT
                           --------------------------

               3.1   MANAGEMENT AND CONTROL.

               (a) Management and control of the business of the Company shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a Delaware corporation and
(ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Company shall have no Managers, the Management Services Provider shall continue to serve as the Management Services Provider to the Company and to provide the Management Services to the Company.

               (b) Each Member agrees not to treat, on such Member's personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Company. The Board of Managers shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Company under any provisions of the Code or any other revenue laws.

               (c) Members shall have no right to participate in and shall take no part in the management or control of the Company's business and shall have no right, power or authority to act for or bind the Company. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

               (d) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as Officers.

               3.2   ACTIONS BY THE BOARD OF MANAGERS.

               (a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

               (b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

               3.3   OFFICERS.

               (a) The Board of Managers may elect one or more Officers. The Board of Managers may also delegate to an Officer the authority to appoint, remove or fix the duties, compensation or terms of office of, one or more other Officers as the Board of Managers shall at any time and from time to time deem to be advisable. A person holding more than one office may not act in more than one capacity to execute, acknowledge or verify on behalf of the Company any instrument required by law to be executed, acknowledged and verified by more than one Officer. No Officer need also be a Manager.

               (b) Each Officer shall hold office until his successor is elected or appointed or until his earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any Officer shall have been fixed by the Board of Managers, or by an Officer acting under authority delegated by the Board of Managers, such Officer shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed him. Any Officer may resign at any time by written notice to the Company. Any Officer may be removed at any time by the Board of Managers or by an Officer acting under authority delegated by the Board of Managers if in its or his judgment the best interest of the Company would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an Officer shall not of itself create contract rights between the Company and such Officer.

               (c) If the office of any Officer becomes vacant for any reason, the vacancy may be filled by the Board of Managers or by the Officer acting under authority delegated by the Board of Managers. Each Officer elected or appointed to fill a vacancy shall hold office for the balance of the term for which his predecessor was elected or appointed.

               (d) All Officers as between themselves and the Company shall have such powers, perform such duties and be subject to such restrictions, if any, in the management of the Company as may be provided in this Agreement or, to the extent not so provided, as may be prescribed by the Board of Managers or by the Officer acting under authority delegated by the Board of Managers.

               3.4   MEETINGS OF MEMBERS.

               (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of Members present at such meeting in person or by proxy holding a majority of the total number of votes eligible to be cast by such Members, without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

               (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

               (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

               3.5   CUSTODY OF ASSETS OF THE COMPANY.

               The physical possession of all funds, Securities or other properties of the Company shall at all times, be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act and the rules thereunder.

               3.6   OTHER ACTIVITIES OF MEMBERS AND MANAGERS.

               (a) The Managers shall not be required to devote full time to the affairs of the Company, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

               (b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

               3.7   DUTY OF CARE.

               (a) A Manager shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Manager's office.

               (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

               3.8   INDEMNIFICATION.

               (a) To the fullest extent permitted by law, the Company shall, subject to Section 3.8(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.8 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.8 to the fullest extent permitted by law.

               (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the
Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under
Section 3.8(a) hereof; PROVIDED, HOWEVER, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

               (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.8(a) hereof if (i) approved as in the best interests of the Company by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

               (d) Any indemnification or advancement of expenses made pursuant to this Section 3.8 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.8 it shall be a defense that, and (ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.8 the Company shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.8 has not met the applicable standard of conduct set forth in this Section 3.8. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.8, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.8 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).

               (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.8 or to which such indemnitee may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

               (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.8 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any Manager or other person.

               3.9   FEES, EXPENSES AND REIMBURSEMENT.

               (a) So long as the Management Services Provider provides Management Services to the Company, it shall be entitled to receive fees for such services as may be agreed to by the Management Services Provider and the Company pursuant to the Management Agreement.

               (b) The Board of Managers may cause the Company to compensate each Manager who is not an officer or employee of the Management Services Provider (or of any Affiliate of the Management Services Provider) for his or her services as such. In addition, the Managers shall be reimbursed by the Company for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

               (c) The Company shall bear all of its own operating expenses other than those specifically required to be borne by the Management Services Provider or another party pursuant to the Management Agreement or another agreement with the Company. The Management Services Provider shall be entitled to reimbursement from the Company for any expenses that it pays on behalf of the Company.

               (d) Subject to procuring any required regulatory approvals, from time to time the Company may, alone or in conjunction with other accounts for which the Management Services Provider, or any Affiliate of the Management Services Provider, acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                        ---------------------------------

                                   ARTICLE IV

                            TERMINATION OF STATUS OF
                       MANAGERS, TRANSFERS AND REPURCHASES
                        ---------------------------------

               4.1   TERMINATION OF STATUS OF A MANAGER.

               The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Company under the Delaware Act.

               4.2   REMOVAL OF THE MANAGERS.

               Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

               4.3   TRANSFER OF INTERESTS OF MEMBERS.

               (a) An Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion); PROVIDED, HOWEVER, that the Board of Managers may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (E.G., certain Transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account, unless it consults with counsel to the Company and counsel to the Company confirms that such Transfer will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation.

               (b) The Board of Managers may not consent to a Transfer of an Interest or a portion thereof of a Member unless: (i) the person to whom such Interest is Transferred is a person whom the Company believes is an accredited investor, as such term is defined in Regulation D under the Securities Act of 1933 or any successor thereto; (ii) the person to whom such Interest is Transferred (or each of such person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Company believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act and all then applicable qualification requirements to invest in the Company as established by the Board of Managers; and (iii) the entire Interest of the Member is Transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than $100,000. Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency or dissolution of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers an Interest with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Company as a Member. Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such Transfer.

               (c) Each Member shall indemnify and hold harmless the Company, the Managers, the Management Services Provider, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from
(i) any Transfer made by such Member in violation of this Section 4.3 and (ii) any misrepresentation by such Member in connection with any such Transfer.

               4.4   REPURCHASE OF INTERESTS.

               (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Company for repurchase that Interest or portion thereof. The Board of Managers from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, may cause the Company to repurchase Interests or portions thereof pursuant to written tenders. However, the Company shall not offer to repurchase Interests on more than two occasions during any one Fiscal Year unless it has been advised by counsel to the Company to the effect that such more frequent offers would not cause any adverse tax consequences to the Company or the Members. In determining whether to cause the Company to repurchase Interests or portions thereof pursuant to written tenders, the Board of Managers shall consider the recommendation of the Management Services Provider, and shall also consider the following factors, among others:

                     (1) whether any Members have requested to tender Interests or portions thereof to the Company;

                     (2)  the liquidity of the Company's assets;

                     (3) the investment plans and working capital requirements of the Company;

                     (4) the relative economies of scale with respect to the size of the Company;

                     (5) the history of the Company in repurchasing Interests or portions thereof;

                     (6)  the economic condition of the securities markets; and

                     (7) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

The Board of Managers shall cause the Company to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Company and to all Members or one or more classes of Members (including persons holding Interests acquired from Members), as applicable.

               (b) A Member who tenders for repurchase only a portion of such Member's Interest shall be required to maintain a Capital Account balance at least equal to $100,000, or such lesser amount as may be established by the Board of Managers.

               (c) The Management Services Provider may tender its Interest or a portion thereof as a Member under Section 4.4(a) hereof.

               (d) The Board of Managers may cause the Company to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines or has reason to believe that:

                     (1) such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, dissolution, bankruptcy or adjudication of incompetence of a Member;

                     (2) ownership of such an Interest by a Member or other person will cause the Company to be in violation of, or require registration of any Interest or portion thereof under, or subject the Company to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

                     (3) continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Company, the Managers or the Management Services Provider, or may subject the Company or any of the Members to an undue risk of adverse tax or other fiscal consequences;

                     (4) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true;

                     (5) it would be in the best interests of the Company, as determined by the Board of Managers in its absolute discretion, for the Company to repurchase such an Interest or portion thereof; or

                     (6) such repurchase is necessary to correct an administrative error made by the Company or its agent in connection with the sale or purchase of an Interest.

               (e) Repurchases of Interests or portions thereof by the Company shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Company to repurchase Interests, promptly after the expiration date of such repurchase offer in accordance with the terms of the Company's repurchase offer. Payment of the purchase price for an Interest (or portion thereof) shall consist of: (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Interest (or portion thereof) repurchased by the Company determined as of the date of such repurchase (the "Initial Payment"); and, if determined to be appropriate by the Board of Managers or if the Initial Payment is less than 100% of the estimated unaudited net asset value, (ii) a promissory note entitling the holder thereof to a contingent payment equal to the excess, any, of (x) the net asset value of the Interest (or portion thereof) repurchased by the Company as of the date of such repurchase, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay all or any portion of the repurchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase or, if the Company has requested withdrawal of its capital form any Investment Funds in order to fund the repurchase of Interests, 10 business days after the Company has received at least 90% of the aggregate amount withdrawn by the Company from such Investment Funds. All repurchases of Interests shall be subject to any and all conditions as the Board of Managers may impose in its sole discretion. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the value of such Member's Capital Account or portion thereof, as applicable, as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.

                      ------------------------------------

                                    ARTICLE V

                                     CAPITAL
                      ------------------------------------

               5.1   CONTRIBUTIONS TO CAPITAL.

               (a) The minimum initial contribution of each Member to the capital of the Company shall be such amount as the Board of Managers, in its discretion, may determine from time to time, but in no event shall be less than $100,000. The amount of the initial contribution of each Member shall be recorded on the books and records of the Company upon acceptance as a contribution to the capital of the Company. The Managers shall not be entitled to make voluntary contributions of capital to the Company as Managers of the Company, but may make voluntary contributions to the capital of the Company as Members. The Management Services Provider may make voluntary contributions to the capital of the Company as a Member.

               (b) The Members and the Management Services Provider, as a Member, may make additional contributions to the capital of the Company of at least $25,000, effective as of such times as the Board of Managers, in its discretion, may permit, subject to the limitations applicable to the admission of Members pursuant to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Company except to the extent provided in Section 5.6 hereof.

               (c) Except as otherwise permitted by the Board of Managers, (i) initial and any additional contributions to the capital of the Company by any Member shall be payable in cash or in such Securities that the Board of Managers, in its absolute discretion, may agree to accept on behalf of the Company, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Company shall charge each Member making a contribution in Securities to the capital of the Company such amount as may be determined by the Board of Managers not exceeding 2% of the value of such contribution in order to reimburse the Company for any costs incurred by the Company by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Company to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

               (d) The minimum initial and additional contributions set forth in (a) and (b) of this Section 5.1 may be reduced by the Board of Managers in accordance with such schedule of reductions as may be adopted by the Board of Managers in its sole discretion.

               5.2   RIGHTS OF MEMBERS TO CAPITAL.

                  No Member shall be entitled to interest on any contribution to the capital of the Company, nor shall any Member be entitled to the return of any capital of the Company except (i) upon the repurchase by the Company of a part or all of such Member's Interest pursuant to Section 4.4 hereof, (ii) pursuant to the provisions of Section 5.6(c) hereof or (iii) upon the



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


liquidation of the Company's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Company's property or to compel any sale or appraisal of the Company's assets.

5.3      CAPITAL ACCOUNTS.

               (a) The Company shall maintain a separate Capital Account for each Member.

               (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) (net of any liabilities secured by such Securities that the Company is considered to assume or take subject to under
Section 752 of the Code) constituting such Member's initial contribution to the capital of the Company.

               (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) (net of any liabilities secured by such Securities that the Company is considered to assume or take subject to Section under 752 of the Code) constituting additional contributions by such Member to the capital of the Company permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.6 hereof.

               (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.4, 5.8 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under
Section 752 of the Code), plus (ii) any amounts debited against such Member's Capital Account pursuant to Sections 5.4 through 5.6 hereof.

               5.4   ALLOCATION OF NET PROFIT AND NET LOSS.

               As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.

               5.5   ALLOCATION OF CERTAIN EXPENDITURES.

               Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Company, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Company.

               5.6   RESERVES.

               (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Management Services Provider or the Board of Managers, such reserves to be in the amounts that the Board of Managers, in its sole discretion, deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers, in its sole discretion, deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board of Managers, in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

               (b) If at any time an amount is paid or received by the Company (other than contributions to the capital of the Company, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Company's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

               (c)   If any amount is required by  paragraph  (a) or (b) of this
Section 5.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Company on demand; PROVIDED, HOWEVER, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Company, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

               5.7   TAX ALLOCATIONS.

               For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.7 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and Treasury Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e)
promulgated thereunder, as applicable, or the successor provisions to such Section and Treasury Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirements of Treasury Regulations 1.704-1(b)(2)(ii)(d).

               If the Company  realizes  ordinary  income  and/or  capital gains
(including short-term capital gains) for Federal income tax purposes (collectively, "income") for any fiscal year during or as of the end of which all the Interests of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Company pursuant to Article IV, the Board of Managers, in its sole discretion, may allocate such income as follows: (i) to allocate such income among such Positive Basis Members, PRO RATA in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such income shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated; and (ii) to allocate any income not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4.

               If the Company realizes deductions, ordinary losses and/or capital losses (including long-term capital losses) for Federal income tax purposes (collectively, "losses") for any fiscal year during or as of the end of which one or more Negative Basis Members (as hereinafter defined) withdraw from the Company pursuant to Article V, the Board of Managers may elect to allocate such losses as follows: (i) to allocate such losses among such Negative Basis Members, pro rata in proportion to the respective Negative Basis (as hereinafter defined) of each such Negative Basis Member, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated; and (ii) to allocate any losses not so allocated to Negative Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4.

               As used herein: (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to such Member's share of the liabilities of the Company under Section 752 of the Code); and (ii) the term "Positive Basis Member" shall mean any Member whose Interest is repurchased by the Company and who has Positive Basis as of the effective date of its withdrawal (determined prior to any allocations made pursuant to this section).

               As used herein: (i) the term "Negative Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time is less than its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to such Member's share of the liabilities of the Company under Section 752 of the Code); and (ii) the term "Negative Basis Member" shall mean any Member whose Interest is repurchased by the Company and who has Negative Basis as of the effective date of its withdrawal (determined prior to any allocations made pursuant to this Section).

               5.8      DISTRIBUTIONS.

               The Board of Managers, in its sole discretion, may authorize the Company to make distributions in cash at any time to all of the Members on a PRO RATA basis in accordance with the Members' Investment Percentages.

               5.9      WITHHOLDING.

               (a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

               (b) For purposes of this Agreement, any taxes so withheld by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Company as a contribution to the capital of the Company, upon demand of the Board of Managers, the amount of such excess.

               (c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.


                           --------------------------

                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION

                           ---------------------------

               6.1    DISSOLUTION.

               The Company shall be dissolved:

                    (1)  upon the  affirmative  vote to dissolve the Company by:
                         (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

                    (2) upon the failure of Members to elect a successor Manager at a meeting called by the Management Services Provider in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Company;

                    (3) upon the expiration of any two year period that commences on the date on which any Member has submitted a written notice to the Company requesting to tender its entire Interest for repurchase by the Company if such Interest has not been repurchased by the Company; or

                    (4)  as required by operation of law.

Dissolution of the Company shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Company as provided above, but the Company shall not terminate until the assets of the Company have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

               6.2    LIQUIDATION OF ASSETS.

               (a) Upon the  dissolution  of the  Company as provided in Section
6.1 hereof, the Board of Managers shall promptly appoint the Administrator as the liquidator and the Administrator shall liquidate the business and administrative affairs of the Company, except that if the Board of Managers does not appoint the Administrator as the liquidator or the Administrator is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Company. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section
5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

                    (1) the debts of the Company, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Company's assets to the Members has been completed, shall first be paid on a pro rata basis;

                    (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis; and

                    (3) the Members shall next be paid on a pro rata basis in accordance with their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

               (b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Company, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Company; PROVIDED, HOWEVER, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.


                          -----------------------------

                                  ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

                          -----------------------------

               7.1    ACCOUNTING AND REPORTS.

               (a) The Company shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Company. The Company's accounts shall be maintained in U.S. currency.

               (b) After the end of each Taxable Year, the Company shall furnish to each Member such information regarding the operation of the Company and such Member's Interest as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

               (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Company shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

               7.2    DETERMINATIONS BY THE BOARD OF MANAGERS.

               (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the

Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

               (b) The Board of Managers may make such adjustments to the computation of Net Profit, Net Loss or any components comprising either of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Company and the intended allocation thereof among Members.

               7.3    VALUATION OF ASSETS.

               (a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Company as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Company, no value shall be placed on the goodwill or name of the Company, or the office records, files, statistical data or any similar intangible assets of the Company not normally reflected in the Company's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

               (b) The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                           --------------------------

                                 ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                          -----------------------------

               8.1    AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.

               (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of Members by such vote as is required by the 1940 Act.

               (b) Any amendment that would:

                   (1) increase the obligation of a Member to make any contribution to the capital of the Company;

                   (2) reduce the Capital Account of a Member other than in accordance with Article V; or

                   (3) modify the events causing the dissolution of the Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender its entire Interest for repurchase by the Company.

               (c) The power of the Board of Managers to amend this Agreement at any time without the consent of Members as set forth in paragraph (a) of this
Section 8.01 shall specifically include the power to:

                    (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

                    (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation,

                         including but not limited to, to satisfy the requirements, or to reflect any relaxation of such requirements in the future, of the Bank Holding Company Act of 1956, as amended, or other U.S.
                         banking laws, or any regulations, guidelines or policies or interpretations of the banking regulatory agencies or the staff thereof, or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

                    (3) amend this Agreement to make such changes as may be necessary or advisable to ensure that the Company will not be treated as an association or as a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code.

               (d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

               8.2    SPECIAL POWER OF ATTORNEY.

               (a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Company's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

                    (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

                    (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

                    (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

               (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.

               (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

                   (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or Board of Managers shall have had notice thereof; and

                   (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

               8.3    NOTICES.

               Notices that may be or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Managers or the Management Services Provider, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Company. Notices to the Company shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. Notices to Members shall be deemed to have been provided when mailed to Members at their addresses as set forth in the books and records of the Company. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means. Each Member agrees to notify the Company (or its designated agent) of any change of address.

               8.4    AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

               This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

               8.5    APPLICABILITY OF 1940 ACT AND FORM N-2.

               The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that affect numerous aspects of the conduct of the Company's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

               8.6    CHOICE OF LAW; ARBITRATION.

               (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

               (b) Unless otherwise agreed in writing, each Member agrees to submit all controversies arising between Members or one or more Members and the Company to arbitration in accordance with the provisions set forth below and understands that:

                   (1)   arbitration is final and binding on the parties;

                   (2) they are waiving their right to seek remedies in court, including the right to a jury trial;

                   (3) pre-arbitration discovery is generally more limited and different from court proceedings;

                   (4) the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

                   (5) the panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

               (c) All controversies that may arise among Members and one or more Members and the Company concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law. Any arbitration under this Agreement shall be determined before and in accordance with the rules then obtaining of either the New York Stock Exchange, Inc. (the "NYSE") or the National Association of Securities Dealers, Inc. (the "NASD"), as the Member or entity instituting the arbitration may elect. If the NYSE or NASD does not accept the arbitration for consideration, the arbitration shall be submitted to, and determined in accordance with the rules then obtaining of, the Center for Public Resources, Inc. in New York City. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

               (d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

               8.7    NOT FOR BENEFIT OF CREDITORS.

               The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers and the Company. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

               8.8    CONSENTS.

               Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.

               8.9    MERGER AND CONSOLIDATION.

               (a) The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

               (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

               8.10   PRONOUNS.

               All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

               8.11   CONFIDENTIALITY.

               (a) A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

               (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

               (c) Each Member  recognizes  that in the event that this  Section
8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

               (d) Notwithstanding anything in this Agreement to the contrary, each Member (and each employee, representative, or other agent of such Member) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Company and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Member relating to such tax treatment and tax structure.

               8.12   CERTIFICATION OF NON-FOREIGN STATUS.

               Each Member or transferee of an Interest from a Member shall certify, upon admission to the Company and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Company, and shall notify the Company within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. federal tax withholding.

               8.13   SEVERABILITY.

               If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

               8.14   FILING OF RETURNS.

               The Board of Managers or its designated agent shall prepare and file, or cause the Administrator or accountants of the Company to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Company.

              8.15    TAX MATTERS PARTNER.

               (a) A Manager who is a Member shall be designated on the Company's annual Federal information tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Company for purposes of
Section 6231(a)(7) of the Code. In the event that no Manager is a Member, a Member shall be so designated. Should any Member be designated as the Tax Matters Partner for the Company pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Company under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Company from any and all liabilities and obligations that arise from or by reason of such designation.

               (b) Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Company holding such interests through such Pass-Thru Member. In the event the Company shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Company is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Company and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Company.

                8.16  SECTION 754 ELECTION.

               In the event of a distribution of Company property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Company, the Board of Managers, in its discretion, may cause the Company to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Company's property as provided by Sections 734 and 743 of the Code.

               8.17   MEMBER TAX BASIS.

                  Upon request of the Board of Managers, each Member agrees to provide to the Board of Managers information regarding its adjusted tax basis in its interest in the Company along with documentation substantiating such amount.

         EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSE SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                  MANAGERS:

                                  /s/ David R. Bailin
                                  -----------------------------------------
                                  Name:  David R. Bailin

                                  /s/ Gene M. Bernstein
                                  -----------------------------------------
                                  Name:  Gene M. Bernstein

                                  /s/ Victor F. Imbimbo, Jr.
                                  -----------------------------------------
                                  Name:  Victor F. Imbimbo, Jr.

                                  /s/ Stephen V. Murphy
                                  -----------------------------------------
                                  Name:  Stephen V. Murphy




                                  MEMBERS:

                                  Each person who shall sign a Member Signature Page and who shall be accepted by the Board of Managers to the Company as a Member.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735


                   BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC

           PROXY SOLICITED ON BEHALF OF THE BOARD OF MANAGERS FOR THE SPECIAL MEETING OF MEMBERS TO BE HELD ON DECEMBER 18, 2008


The undersigned hereby appoints Steven L. Suss and Ralph A. Pastore, jointly and severally, as proxies ("Proxies"), with full power to appoint one or more substitutes, and hereby authorizes them to represent and to vote, as designated below, the interest in BACAP Alternative Multi-Strategy Fund, LLC (the "BACAP Fund") held of record by the undersigned on October 27, 2008 at the Special Meeting (the "Meeting") of Members of the BACAP Fund to be held at Bank of America Tower, Room 10B, One Bryant Park, New York, New York 10036 on December 18, 2008 at 11:00 a.m. (Eastern Standard time) and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interest in the BACAP Fund covered hereby. I acknowledge receipt of the Notice of Special Meeting of Members and the Prospectus/Proxy Statement dated November 4, 2008.

ONLY PROPERLY-EXECUTED PROXIES RECEIVED BEFORE THE MEETING WILL BE VOTED AT THE MEETING OR ANY ADJOURNMENT THEREOF.


                                                 Date ------------------


          Signature(s)(Title(s), if applicable)    (SIGN IN THE BOX)

           --------------------------------------------------------
          |                                                        |
          |                                                        |
          |                                                        |
          |                                                        |
          |                                                        |
           --------------------------------------------------------

          PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS ON THIS PROXY CARD. INDIVIDUALS, JOINT TENANTS AND IRA INVESTORS, PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY CARD. WITH RESPECT TO ENTITY INVESTORS, EACH PERSON REQUIRED TO SIGN UNDER THE INVESTOR'S GOVERNING DOCUMENTS MUST SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE THEIR FULL TITLE. IF MORE THAN ONE AUTHORIZED SIGNATORY IS REQUIRED, EACH SIGNATORY SHOULD SIGN. IF INTERESTS IN THE BACAP FUND ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

If this proxy is properly executed and received by the BACAP Fund prior to the Meeting, the interests in the BACAP Fund represented hereby will be voted in the manner directed on this proxy card. IF THIS PROXY IS SIGNED AND RETURNED, BUT NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1. ABSTENTIONS DO NOT CONSTITUTE A VOTE "FOR" AND EFFECTIVELY RESULT IN A VOTE "AGAINST" PROPOSAL 1.

  PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.[X] PLEASE DO NOT USE FINE POINT PENS.




The Board of Managers recommends a vote "FOR" Proposal 1.



1. APPROVAL OF PROPOSED REORGANIZATION OF THE        FOR    AGAINST   ABSTAIN
BACAP FUND INTO EXCELSIOR DIRECTIONAL HEDGE          [ ]      [ ]       [ ]
FUND OF FUNDS (TI), LLC.



2. ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



      PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

      PLEASE COMPLETE, SIGN AND RETURN THE INVESTOR QUESTIONNAIRE AND INVESTOR CERTIFICATION WITH THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                               BACAP Alternative
                                                        Multi-Strategy Fund, LLC


November 10, 2008

Dear Member:

     Enclosed are proxy-related materials for a proposed acquisition (the "Reorganization") of BACAP Alternative Multi-Strategy Fund, LLC (the "BACAP Fund") by Excelsior Directional Hedge Fund of Funds (TI), LLC (the "Excelsior Fund"). In conjunction with your vote on the proposal, investors in the BACAP Fund are requested to execute and return the enclosed certifications. These certifications include:

     BACAP FUND INVESTOR QUESTIONNAIRE
          o Please complete the Investor Questionnaire to confirm that you are eligible to participate in the Reorganization and to receive interests in the Excelsior Fund. These are the same certifications that you made when you originally invested in the BACAP Fund. If you are ineligible to participate in the Reorganization and receive Excelsior Fund interests, your interest in the BACAP Fund will be liquidated before the closing of the Reorganization which is expected to occur on March 31, 2009, and you will receive the proceeds thereof.

     EXCELSIOR FUND INVESTOR CERTIFICATION
          o By signing the Investor Certification, you agree to be bound by the terms of the Excelsior Fund's Limited Liability Company Agreement (the "LLC Agreement") (See Exhibit E to the Prospectus/Proxy Statement), which permits you to become a member of the Excelsior Fund in the event the Reorganization is approved by the BACAP Fund members. If you do not complete the Investor Certification, you will hold an economic interest in the
               Excelsior Fund interests that you receive as a result of the Reorganization, but you will not become a member of the Excelsior Fund and will not have the rights and privileges associated with being a member of the Excelsior Fund described in the LLC Agreement. In this event, the Excelsior Fund may redeem your economic interest after the closing of the Reorganization, which may result in recognition of taxable gain or loss by you.

     Please review all of the proxy-related materials, and execute and return the enclosed Investor Questionnaire and Investor Certification along with your proxy card in the self-addressed postage-paid envelope included with the proxy materials no later than DECEMBER 18, 2008.

     If you have any questions regarding these materials, please feel free to contact your designated Banc of America Investment Services Inc. representatives. The BACAP Fund's helpline is also available at 888.786.9977 or AISolutions@BankofAmerica.com.

Sincerely,


BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC

                   BACAP ALTERNATIVE MULTI-STRAGEGY FUND, LLC
                               (THE "BACAP FUND")

                             INVESTOR QUESTIONNAIRE

This Questionnaire relates to the proposed acquisition of BACAP Fund by Excelsior Directional Hedge Fund of Funds (TI), LLC (the "Excelsior Fund") as described in the Prospectus/Proxy Statement accompanying this questionnaire (the "Reorganization"). If the Reorganization is approved, eligible investors in the BACAP Fund will receive interests in the Excelsior Fund upon completion of the Reorganization. Please see Section I of the Prospectus/Proxy Statement for more information. In order to confirm that you are eligible to participate in the Reorganization and to receive interests in the Excelsior Fund, you must make the same certifications that you made when you originally invested in the BACAP Fund. PLEASE READ THE CERTIFICATIONS BELOW CAREFULLY, SIGN AND DATE WHERE INDICATED AND RETURN THIS QUESTIONNAIRE ALONG WITH YOUR COMPLETED PROXY CARD TO US AT THE ADDRESS BELOW IN THE ENCLOSED SELF-ADDRESSED POSTAGE-PAID ENVELOPE.

I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.

As used herein, "net worth" means the excess of total assets at fair market value, including home, less total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property (E.G., mortgage loans, equity lines, etc.), or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

I certify that I am a U.S. person and that I am NOT (A) a non-resident alien or
(B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear below, are true and correct. I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified me that I am no longer subject to backup withholding.* I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

* THE INVESTOR MUST CROSS OUT THE PRECEDING SENTENCE IF IT HAS BEEN NOTIFIED BY THE IRS THAT IT IS CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE IT HAS FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON ITS TAX RETURN.

The undersigned represents that all of the information supplied herein is true, correct and complete in all respects as of the date hereof and agrees to notify the BACAP Fund immediately of any material change in the foregoing answers. The undersigned understands that the answers to the questions submitted will be relied on by the BACAP Fund and its officers and directors in connection with determining your eligibility to participate in the Reorganization with the Excelsior Fund. I hereby certify that I have all requisite power, authority and capacity to execute and deliver this Investor Questionnaire.

Please complete, sign and date this Questionnaire and return it along with your Proxy Card in the enclosed self-addressed postage-paid envelope to:

Proxy Tabulator
PO Box 9123
Hingham MA 02043-9723


-----------------------------------       -----------------------------------
(Signature)                               (Daytime Telephone Number)

-----------------------------------       -----------------------------------
(Printed Name)                            (Social Security Number/Tax ID Number)

-----------------------------------       -----------------------------------
(Company)                                 (Date)

-----------------------------------
(Street Address of Residence)

-----------------------------------
(City or Town)  (State)  (Zip Code)

-----------------------------------
(Country)

        EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS (TI), LLC (THE "FUND")

                             INVESTOR CERTIFICATION


I have received and carefully read and understand the Prospectus/Proxy Statement and Statement of Additional Information relating to the proposed reorganization of BACAP Alternative Multi-Strategy Fund, LLC into the Fund (the "Reorganization"). By signing below, I hereby execute, as a member, and agree to be bound by the terms of the Fund's Limited Liability Company Agreement, dated as of March 30, 2007 (the "Excelsior Fund Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix E to the Prospectus/Proxy Statement. I have read the Excelsior Fund Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms. I understand that if I do not meet the net worth requirements described in the Investor Questionnaire enclosed with the Prospectus/Proxy Statement I will not be eligible to participate in the Reorganization and will not be admitted as a member of the Fund.

I hereby certify that I have all requisite power, authority and capacity to execute and deliver this Investor Certification.

Please complete, sign and date this Investor Certification and return it along with your Proxy Card in the enclosed self-addressed postage-paid envelope to:

Proxy Tabulator
PO Box 9123
Hingham MA 02043-9723


-----------------------------------       -----------------------------------
(Signature)                               (Daytime Telephone Number)

-----------------------------------       -----------------------------------
(Printed Name)                            (Social Security Number/Tax ID Number)

-----------------------------------       -----------------------------------
(Company)                                 (Date)

-----------------------------------
(Street Address of Residence)

-----------------------------------
(City or Town)  (State)  (Zip Code)

-----------------------------------
(Country)

               EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS (TI), LLC

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 4, 2008


This Statement of Additional Information (the "SAI") relates to the proposed acquisition (the "Reorganization") of BACAP Alternative Multi-Strategy Fund, LLC (the "BACAP Fund"), by Excelsior Directional Hedge Fund of Funds (TI), LLC (the "Excelsior Fund"). This SAI contains information which may be of interest to members of the BACAP Fund, but which generally is not included in the Prospectus/Proxy Statement dated November 4, 2008 (the "Prospectus/Proxy Statement") relating to the Reorganization.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing to the BACAP Fund at 40 West 57th Street, New York, NY 10019, or by calling, toll-free, 1-888-786-9977. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings given to them in the Prospectus/Proxy Statement.

The audited financial statements and related Independent Registered Public Accounting Firm's report for the BACAP Fund contained in the Annual Report to Shareholders for the fiscal year ended March 31, 2008 are incorporated herein by reference and accompany this SAI being mailed to BACAP Fund Members.

The audited financial statements and related Independent Registered Public Accounting Firm's report for the Excelsior Fund contained in the Annual Report to Shareholders for the fiscal year ended March 31, 2008 are incorporated herein by reference and accompany this SAI being mailed to BACAP Fund Members.

Members may obtain free copies of the audited financial statements and related Independent Registered Public Accounting Firm's report for each of the BACAP Fund and Excelsior Fund by contacting their Bank of America adviser or other financial representative or by calling the BACAP Fund toll-free at 1-888-786-9977.

The unaudited pro forma financial statements, attached hereto in Section B, are intended to present the financial condition and related results of operations of the Excelsior Fund and the BACAP Fund as if the Reorganization had been consummated on June 30, 2008, except as otherwise indicated.

PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017, is the independent registered public accounting firm for both the BACAP Fund and the Excelsior Fund. The audited financial statements for the Excelsior Fund incorporated by reference into this SAI and the audited financial statements for the BACAP Fund incorporated by reference into this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

TABLE OF CONTENTS


SECTION A: ADDITIONAL INFORMATION ABOUT THE EXCELSIOR FUND................. A-1
     Investment Objectives and Policies.................................... A-1
     Management............................................................ A-8
     Control Persons and Principal Holders of Securities................... A-15
     Investment Advisory and Other Services................................ A-15
     Portfolio Managers.................................................... A-18
     Brokerage Allocation and Other Practices.............................. A-19
     Tax Status............................................................ A-21
SECTION B: PRO FORMA FINANCIAL STATEMENTS.................................. B-1
SECTION C: PROXY VOTING POLICIES............................................C-1

                                    SECTION A

                 ADDITIONAL INFORMATION ABOUT THE EXCELSIOR FUND


INVESTMENT OBJECTIVES AND POLICIES

The Prospectus/Proxy Statement contains basic information about the investment objective, policies and limitations of the Excelsior Fund. This SAI supplements the discussion in the Prospectus/Proxy Statement of the investment objective, policies and limitations of the Excelsior Fund.

Please see Section III of Appendix B in the Prospectus/Proxy Statement for additional and detailed information regarding the investment strategies employed by the Adviser (defined below) and the Investment Managers of the Underlying Funds, and the types of investments and associated risk factors relating to the portfolios of the Underlying Funds.

INVESTMENT OBJECTIVE

The Excelsior Fund's investment objective is capital appreciation. In pursuing its investment objective, the Excelsior Fund invests substantially all of its assets in the Master Fund, a Delaware limited liability company, which, like the Excelsior Fund, is registered under the 1940 Act. The Master Fund has the same investment objective and substantially the same investment policies as those of the Excelsior Fund. This form of investment structure is commonly known as a "master/feeder fund" arrangement. U.S. Trust Hedge Fund Management, Inc. (the "Adviser") serves as investment adviser of the Master Fund and as manager to the Excelsior Fund.

As a fund of hedge funds, the Master Fund pursues its investment objective principally through a multi-manager, multi-strategy program of investment in a diverse group of Underlying Funds that primarily invest or trade in a wide range of equity and debt securities, with the objective of significantly lowering the risk (volatility) from that which would be associated with investing with any single Investment Manager.

INVESTMENT STRATEGY

Investment Managers are selected by the Adviser based on their experience or expertise in a particular investment strategy or investment strategies. The Investment Managers selected by the Adviser generally conduct their investment programs through private investment funds that have investors other than the Master Fund.

Certain Investment Managers have shown a consistent ability to achieve above-average results within their particular investment strategies and investment styles. However, history shows that no one particular investment strategy or investment style produces consistent or above-average total return results, either on an absolute or relative basis, over all phases of a market cycle. For example, there are periods of time when fixed-income securities outperform equities and vice versa. There are also periods of time when equities with particular characteristics outperform other types of equities. Although these cycles tend to repeat themselves, they do so with no regularity. While a particular investment strategy or investment style within an investment strategy may not achieve above-average performance over any given period within a cycle, the blending of investment strategies and investment styles within those strategies can be used to seek more consistent returns with a reduction of risk and volatility.

Consistent with these concepts, the assets of the Master Fund are allocated to a diverse group of Investment Managers that use a variety of investment strategies and styles and that have demonstrated the ability to achieve superior investment results as compared to others using the same strategy or style. This investment allocation strategy is intended to permit the Master Fund to achieve more consistent investment returns, with significantly lower risk, than that which would be associated with any one investment strategy or with any one Investment Manager.

The Adviser is responsible for the allocation of assets to various Underlying Funds, subject to such policies as may be adopted by the board of managers of the Master Fund (comprised of the same members serving as the Board of Managers of the Excelsior Fund (the "Managers")). It also may select Investment Managers who will be given discretionary authority to manage designated portions of the Master Fund's assets on a managed account basis, subject to the approval of the board of managers of the Master Fund and, to the extent required by the 1940 Act, by members of the Master Fund. Investment Managers who manage assets directly for the Master Fund on a managed account basis are collectively referred to as "Subadvisers," and the accounts managed by Subadvisers are collectively referred to as "Subadvisory Accounts."

Investment Managers are selected on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; the presence and deemed effectiveness of the Investment Manager's risk management discipline; the structure of the Investment Manager's portfolio and the types of securities or other instruments held; its fee structure; on-site interviews of the Investment Manager's personnel; the quality and stability of the Investment Manager's organization, including internal and external professional staff; the Investment Manager's potential for performance or performance during various time periods and market cycles; and whether the Investment Manager has a significant personal investment in the investment program it pursues.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (E.G., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used. The Investment Managers utilized by the Master Fund may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. Although the Investment Managers primarily invest and trade in equity and debt securities (domestic and foreign), they may also invest and trade in equity-related instruments, currencies, financial futures, and fixed-income and other debt-related instruments. In addition, the Investment Managers may sell securities short and use a wide range of other investment techniques. The Investment Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

The Investment Managers may use various investment techniques for hedging and non-hedging purposes. For example, an Investment Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in the Prospectus/Proxy Statement and this SAI. The use of these techniques may be an integral part of an Investment Manager's investment program, and involve certain risks. The Investment Managers may use leverage, which also entails risk. (For more information, see Appendix B of the Prospectus/Proxy Statement.) For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Master Fund will "look through" to the underlying investments of any Subadvisory Account that the Master Fund may establish. However, Underlying Funds in which the Master Fund invests are not generally subject to the investment restrictions of the Excelsior Fund or the

Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market or other liquid instruments pending the investment of assets in Underlying Funds or to maintain the liquidity necessary to affect repurchases of membership interests ("Interests") or for other purposes. (See "Money Market Instruments" in Section III of Appendix B of the Prospectus/Proxy Statement.)

Investment Managers have complete discretion to purchase and sell securities and other investments for their respective Underlying Funds consistent with the relevant investment advisory agreements, partnership agreements or other governing documents. They may invest in a wide range of securities and other financial instruments and use a broad array of investment techniques for hedging and non-hedging purposes. In circumstances deemed appropriate by an Investment Manager, an Underlying Fund may: (i) make substantial investments in bonds or other fixed-income securities of the U.S. government and of domestic and foreign issuers or make investments in stocks or other equity securities of domestic and foreign issuers; (ii) make substantial hedged investments in bonds or other fixed-income securities of the U.S. government and of domestic and foreign issuers or make hedged investments in stocks or other equity securities of domestic and foreign issuers; (iii) engage in hedging in related equity, convertible and interest rate securities; (iv) engage in risk arbitrage involving the purchase of securities of companies already in bankruptcy; (v) invest in instruments of failing companies or companies already in bankruptcy;
(vi) engage in strategic block investing, leveraged buy outs and acquisitions;
(vii) utilize short sales and leverage, repurchase agreements and options;
(viii) invest with asset allocators who utilize a variety of the strategies delineated above; and (ix) effect transactions in commodities and futures contracts (and, when available, options thereon).

Please refer to Appendix B of the Prospectus/Proxy Statement for a detailed description of the strategies employed by the Investment Managers on behalf of their respective Underlying Funds and the types of Underlying Funds in which the Master Fund may invest.

The Excelsior Fund currently intends to invest substantially all its assets in the Master Fund. Under normal market conditions, the Master Fund invests at least 65% of its total assets in Underlying Funds. However, although it does not currently intend to do so, it also may invest a portion of its assets directly pursuant to investment advisory agreements, granting the Investment Managers discretionary investment authority on a managed account basis. In addition, to facilitate the efficient investment of the Master Fund's assets, separate Underlying Funds, which would be managed by one or more Subadvisers, may be created by the Master Fund. Generally, with respect to any such Underlying Fund, the Subadviser will serve as general partner and the Master Fund will be the sole limited partner.

The Master Fund limits its investment position in any one Underlying Fund to less than 5% of the Underlying Fund's outstanding voting securities, absent an order of the SEC (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from an Underlying Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Underlying Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or irrevocably waive its right to vote its interests in, such Underlying Funds. Additionally, the Master Fund may limit its position in any one Underlying Fund, such that the Master Fund's investments (aggregated with the investments of other affiliates of the Adviser) in an Underlying Fund will not equal or exceed

25% of the Underlying Fund's assets, or such other percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified or further developed.

The Adviser evaluates and monitors each Investment Manager to determine whether its investment program is consistent with the Master Fund's investment objective and whether its investment performance is satisfactory in the context of its chosen strategy. The Master Fund's assets may be reallocated among Investment Managers, existing Investment Managers may be terminated and additional Investment Managers selected, subject to the condition that retention of a Subadviser will require approval of the board of managers of the Master Fund and of a majority (as defined in the 1940 Act) of the Master Fund's outstanding voting securities (including those held by the Excelsior Fund).

The Master Fund does not presently intend to invest in Underlying Funds managed by the Adviser or any of its affiliates; however, it may do so in the future, subject to obtaining such exemptions from the 1940 Act as may be necessary.

INVESTMENT POLICIES AND RESTRICTIONS

The Excelsior Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Excelsior Fund's outstanding voting securities (as defined by the 1940 Act). In applying these restrictions, the Excelsior Fund will aggregate its investments and transactions with those of each Underlying Fund, if any, that is advised by a Subadviser. The Excelsior Fund's fundamental investment restrictions are as follows:

          (1) The Excelsior Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry except that: the Excelsior Fund may pursue its investment objective by investing substantially all of its assets in the Master Fund (or another investment fund that has the same investment objective and substantially the same investment policies as the Excelsior
               Fund); and the Excelsior Fund (if it invests directly in Underlying Funds rather than investing in the Master Fund) and the Master Fund will invest 25% or more of the value of their total assets in Underlying Funds except during temporary adverse market conditions affecting Underlying Funds in which they may invest, but will not invest 25% or more of the value of their total assets in Underlying Funds that focus on investing in any single industry or group of related industries.

          (2) The Excelsior Fund will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) the Excelsior Fund may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Excelsior Fund of "senior securities" representing indebtedness, and (b) the Excelsior Fund may borrow money from banks for temporary or emergency purposes or in connection with repurchases of, or tenders for, Interests.

          (3) The Excelsior Fund will not underwrite securities of other issuers, except insofar as the Excelsior Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

          (4) The Excelsior Fund will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Excelsior Fund's investment policies.

          (5) The Excelsior Fund will not purchase or sell commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

          (6) The Excelsior Fund will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

While it is in the current master/feeder structure, with respect to its own investment restrictions, the Excelsior Fund will "look through" to the Master Fund's investments for purposes of complying with such investment restrictions. To the extent the Excelsior Fund "de-spokes" from the master/feeder structure, or otherwise establishes Subadvisory Accounts of its own, it will "look through" to the underlying investments of such Subadvisory Accounts for purposes of complying with such applicable investment restrictions and limitations. The investment objective of the Excelsior Fund is also fundamental and may not be changed without a vote of a majority of the Excelsior Fund's outstanding voting securities.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of the Excelsior Fund means the vote, at an annual or a special meeting of the security holders of the Excelsior Fund duly called, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Excelsior Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the Excelsior Fund, whichever is less.

The Master Fund has fundamental investment restrictions that are substantially the same as those of the Excelsior Fund. These investment restrictions may not be changed by the Master Fund without the vote of a majority of the outstanding voting securities of the Master Fund. The investment restrictions and other policies described in the Prospectus/Proxy Statement and this SAI do not apply to Underlying Funds, but are applicable to Subadvisory Accounts. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Excelsior Fund's or the Master Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. With respect to these investment restrictions, and other policies described in the Prospectus/Proxy Statement and this SAI, the Excelsior Fund will not look through the Underlying Funds not managed by Subadvisers to their underlying securities.

The Bank Holding Company Act of 1956, as amended (the "BHC Act"), together with the rules and regulations of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), currently impose certain restrictions on the ability of bank holding companies and their subsidiaries to own equity securities of certain issuers. The Adviser is U.S. Trust, a wholly-owned, indirect subsidiary of Bank of America Corporation ("Bank of America"). Bank of America and its respective affiliates are subject to the BHC Act.

If Bank of America, directly or indirectly through its subsidiaries, makes capital contributions to the Excelsior Fund or the Master Fund in an aggregate amount such that Bank of America may be deemed to control the Excelsior Fund or the Master Fund for purposes of the BHC Act, or Bank of America is otherwise deemed to control the Excelsior Fund or the Master Fund for purposes of the BHC Act, the Excelsior Fund or the Master Fund, as the case may be, may be subject to certain investment limitations and other limitations. For example, if Bank of America is deemed to control the Master Fund, the Master Fund may be unable to purchase securities of an Underlying Fund (or other company) if the aggregate ownership of the Underlying Fund by the Master Fund, when aggregated with the investments (if any) of

Bank of America and its affiliates in such Underlying Fund (or other company), equal 5% or more of the outstanding shares of any class of voting securities or 25% or more of the total equity (including subordinated debt) of the Underlying Fund (or the other company) (the "Equity Limit"). In addition, other restrictions on the transactions and relationships between Bank of America, the Adviser and their affiliates, on the one hand, and the Excelsior Fund or the Master Fund, on the other hand, may apply.

The BHC Act authorizes a bank holding company, if it meets certain criteria, to become a financial holding company ("FHC"), which can engage through subsidiaries in a full range of banking, securities, merchant banking and insurance activities. Bank of America is a FHC. As a FHC, Bank of America may in the future be able to elect to treat the Excelsior Fund as part of its merchant banking activities and may deliver a notice to such effect to the Managers. If Bank of America were to elect to treat the Excelsior Fund as part of its merchant banking activities, the Equity Limit would no longer apply and the Excelsior Fund would become subject to the provisions of the BHC Act governing merchant banking activities by affiliates of FHCs. In that event, it may be necessary to modify certain features of the Excelsior Fund's structure or to amend the organizational documents of the Excelsior Fund to comply with applicable regulations.

The Federal Reserve and the U.S. Department of Treasury have issued a final regulation governing the merchant banking activities of FHCs (the "Regulation") that would become applicable to the Excelsior Fund if Bank of America made the election to treat the Excelsior Fund as part of its merchant banking activities. The Regulation would impose limitations on the involvement of the Excelsior Fund and Bank of America (and its subsidiaries and affiliates) in the routine management and operations of an Underlying Fund; possible limitations on lending to and other transactions by the depository institution subsidiaries of Bank of America (the "Banking Subsidiaries") with the Excelsior Fund and an Underlying Fund; possible limitations on cross-marketing by the Banking Subsidiaries with the Excelsior Fund and an Underlying Fund; and limitations on the duration of the Excelsior Fund's investment in an Underlying Fund (as well as possible limitations on the duration of any investment by Bank of America in the Excelsior Fund). Certain recordkeeping, reporting and risk management requirements (including diversification policies) mandated by the Regulation also may become applicable to the Excelsior Fund.

The Adviser will not cause the Excelsior Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act and other applicable law. The Excelsior Fund, the Master Fund and Underlying Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act.

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

Information about the types of investments that are expected to be made by the Investment Managers, their investment practices and related risk factors are provided in Section III of Appendix B of the Prospectus/Proxy Statement.

The Excelsior Fund's investment program is speculative and entails substantial risks. There can be no assurance that the investment objectives of the Excelsior Fund, the Master Fund or any Underlying Fund will be achieved or that their investment programs will be successful. In particular, each Investment Manager's use of leverage, short sales and derivative transactions, and limited diversification can, in certain circumstances, result in significant losses to the Master Fund, and in turn, the Excelsior Fund. Investors should consider the Excelsior Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

ADDITIONAL RISK FACTORS

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

The Underlying Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Excelsior Fund, as an indirect investor in these Underlying Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. Although the Adviser receives detailed information from each Investment Manager regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks that are not anticipated by the Adviser.

The Master Fund relies primarily on information provided by Investment Managers in valuing its investments in Underlying Funds and determining the value of Interests, and thus, there is a risk that inaccurate valuations provided by Investment Managers could indirectly adversely affect the value of Interests and the amounts members of the Excelsior Fund ("Members") receive upon the repurchase of Interests.

For the Excelsior Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Master Fund, which in turn must receive this information from each of the Investment Managers. Any Investment Manager's delay in providing this information could delay the Excelsior Fund's preparation of tax information for investors, which will be likely to require Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Excelsior Fund's annual report.

An investor who meets the conditions imposed by the Investment Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Excelsior Fund, could invest directly with the Investment Managers. By investing in the Underlying Funds indirectly through the Excelsior Fund, an investor bears a pro rata portion of the asset-based fee and other expenses of the Excelsior Fund, a pro rata portion of the asset-based fees and other expenses of the Master Fund and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Underlying Funds.

Each Investment Manager receives any performance-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Master Fund generally. Accordingly, an Investment Manager with positive performance may receive compensation from the Master Fund, and thus indirectly from the investors in the Excelsior Fund, even if the Master Fund's overall returns are negative. Investment decisions of the Underlying Funds are made by the Investment Managers independently of each other. As a result, at any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

The Master Fund may make additional investments in or effect withdrawals from Underlying Funds only at certain times pursuant to limitations set forth in the governing documents of the Underlying Funds. Therefore, the Master Fund may not be able to withdraw its investment in an Underlying Fund promptly after it has made a decision to do so, which may result in a loss to the Master Fund and adversely affect the Excelsior Fund's investment return. Additionally, the Master Fund from time to time may have to invest some of its assets temporarily in money market securities or, subject to the limitations of the 1940 Act, money market funds, due to these limitations.

To the extent the Master Fund holds non-voting securities of an Underlying Fund or irrevocably waives its right to vote its securities with respect to Underlying Funds, it will not be able to vote on matters that require the approval of the investors in the Underlying Fund, including a matter that could adversely affect the Master Fund's investment in the Underlying Fund.

Underlying Funds may be permitted to redeem their interests in kind. Thus, upon the Master Fund's withdrawal of all or a portion of its interest in an Underlying Fund, the Master Fund may receive securities that are illiquid or difficult to value. In the event the Excelsior Fund were to receive such securities from the Master Fund, it may be required to dispose of such securities either through liquidation (potentially in a declining market) or by distributing such securities to Members in connection with a repurchase by the Excelsior Fund of all or a portion of Interests of Members.

A noncorporate investor's share of the Master Fund's investment expenses attributable to the Excelsior Fund (including (i) asset-based fees at the Master Fund, Excelsior Fund and the Underlying Fund level, and (ii) performance-based allocations at the Underlying Fund level) may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate investor's alternative minimum tax liability.

The Master Fund may agree to indemnify certain of the Underlying Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Interests.

OTHER CONSIDERATIONS

Other investors in the Master Fund may alone or collectively acquire sufficient voting interests in the Master Fund to control matters relating to the operation of the Master Fund. If other investors control the Master Fund, it could adversely affect the Excelsior Fund's ability to meet repurchase requests, which requires the cooperation of the Master Fund's board of managers, could result in a change to the Master Fund's investment objective, or could have other adverse consequences to the Excelsior Fund. As a result, the Excelsior Fund could be required to withdraw its investment in the Master Fund or take other appropriate action. Any such withdrawal could result in an in-kind distribution of securities (as opposed to a cash distribution from the Master Fund). If securities and other noncash assets are distributed, the Excelsior Fund would incur brokerage, tax, or other charges in converting those assets to cash.

For additional risk factors, please refer to Section I of the Prospectus/Proxy Statement - Questions and Answers Regarding the Reorganization.

MANAGEMENT

The Managers of the Excelsior Fund have overall responsibility for the management and supervision of the operations of the Excelsior Fund and have approved the Excelsior Fund's investment program. They exercise the same powers, authority and responsibilities on behalf of the Excelsior Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and have complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Excelsior Fund's business. The Managers will not contribute to the capital of the Excelsior Fund in their capacity as Managers, but may subscribe for Interests in the Excelsior Fund, subject to the eligibility requirements described in the Excelsior Fund's Confidential Memorandum dated May 2007.

The Master Fund also has a board of managers that currently is comprised of the same persons who comprise the board of managers of the Excelsior Fund. The Master Fund's board of managers has overall responsibility for the management and supervision of the operations of the Master Fund.

Information regarding each of the Managers and officers of the Excelsior Fund, including their principal occupations during the past five years, is set forth below. The business address of each Manager and officer is c/o Excelsior Directional Hedge Fund of Funds (TI), LLC, 225 High Ridge Road, Stamford, Connecticut 06905.

           BOARD OF MANAGERS AND OFFICERS OF THE EXCELSIOR DIRECTIONAL
                HEDGE FUND OF FUNDS (TI), LLC AND THE MASTER FUND



  ------------------------------------------------------------------------------------------------------------------------

        NAME, AGE, AND            TERM OF            PRINCIPAL OCCUPATION           NUMBER OF              OTHER
        POSITION WITH           OFFICE AND           DURING PAST 5 YEARS            FUNDS IN           DIRECTORSHIPS
           THE FUND              LENGTH OF                                            FUND                HELD BY
                                TIME SERVED                                         COMPLEX*             MANAGERS
                                                                                    OVERSEEN
                                                                                   BY MANAGER
 ------------------------------------------------------------------------------------------------------------------------
                                                    DISINTERESTED MANAGERS
 ------------------------------------------------------------------------------------------------------------------------

    Gene M. Bernstein       Term - Indefinite;  Director of NIC Holding Corp.           5                   N/A
    (61)                    Length - Since      President and Vice Chairman of
    Manager                 March 30, 2007      Northville Industries, a
                                                petroleum marketing,
                                                distribution, trading and
                                                storage company and wholly-owned
                                                subsidiary of NIC Holding Corp
                                                (7/02 to present); Dean of the
                                                Skodnek Business Development
                                                Center at Hofstra University
                                                (7/00 to 6/01).

  ------------------------------------------------------------------------------------------------------------------------




  ------------------------------------------------------------------------------------------------------------------------

        NAME, AGE, AND            TERM OF            PRINCIPAL OCCUPATION           NUMBER OF              OTHER
        POSITION WITH           OFFICE AND           DURING PAST 5 YEARS            FUNDS IN           DIRECTORSHIPS
           THE FUND              LENGTH OF                                            FUND                HELD BY
                                TIME SERVED                                         COMPLEX*             MANAGERS
                                                                                    OVERSEEN
                                                                                   BY MANAGER
 ------------------------------------------------------------------------------------------------------------------------

   Victor F. Imbimbo, Jr.  Term - Indefinite;   President and CEO of                   5                   N/A
    (55)                    Length - Since       Caring Today, LLC, the
                            March 30, 2007       publisher of Caring Today
    Manager                                      Magazine, the leading
                                                 information resource
                                                 within the family
                                                 caregivers market.  Prior
                                                 to this, Mr. Imbimbo was
                                                 Executive Vice President
                                                 of TBWA/New York and
                                                 President for North
                                                 America with
                                                 TBWA/WorldHealth, a
                                                 division of TBWA
                                                 Worldwide, where he
                                                 directed consumer
                                                 marketing program
                                                 development for healthcare
                                                 companies primarily within
                                                 the pharmaceutical
                                                 industry.

------------------------------------------------------------------------------------------------------------------------

    Stephen V. Murphy       Term-Indefinite;     President of S.V. Murphy &              5                  N/A
    (62)                    Length - Since       Co., an investment banking
                            March 30, 2007       firm (1/9l to present).
    Manager                                      Director of the First of Long
                                                 Island Corporation and the First
                                                 National Bank of Long Island;
                                                 Director of Bowne & Co., Inc.,
                                                 a financial printing company.

------------------------------------------------------------------------------------------------------------------------
                                                OFFICERS WHO ARE NOT MANAGERS
------------------------------------------------------------------------------------------------------------------------

    Spencer N. Boggess     Term - Indefinite    Managing Director, Alternative         N/A                  N/A
    (41)                   Length - Since       Investment Solutions, Bank of
                           March 30, 2007       America (7/07 to present);
    Chief Executive                             President and Chief Executive
    Officer                                     Officer of U.S. Trust Hedge
                                                Fund Management, Inc. and
                                                Portfolio Manager of the
                                                Master Fund (7/03 to present);
                                                Senior V.P. and Director of
                                                Research, CTC Consulting, Inc.
                                                (10/00 to 6/03).
  ------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------

        NAME, AGE, AND            TERM OF            PRINCIPAL OCCUPATION           NUMBER OF              OTHER
        POSITION WITH           OFFICE AND           DURING PAST 5 YEARS            FUNDS IN           DIRECTORSHIPS
           THE FUND              LENGTH OF                                            FUND                HELD BY
                                TIME SERVED                                         COMPLEX*             MANAGERS
                                                                                    OVERSEEN
                                                                                   BY MANAGER
 ------------------------------------------------------------------------------------------------------------------------

    Mohan Badgujar         Term - Indefinite    Director, Alternative                  N/A                  N/A
    (49)                   Length - Since       Investment Solutions, Bank of
                           March 30, 2007       America (7/07 to present);
    Chief Operating                             Vice President of U.S. Trust
    Officer                                     Hedge Fund Management, Inc.
                                                (10/05 to present); Managing
                                                Partner of Blue Hill Capital
                                                Partners LLC (10/03 to 10/05)
                                                (Registered Investment
                                                Adviser); Financial Advisor at
                                                UBS Financial Services, Inc.
                                                (1/02 to 9/03); Principal of
                                                Columbia Software
                                                Consultants, Inc. (2001 to
                                                2002).

 ------------------------------------------------------------------------------------------------------------------------
    Steven L. Suss         Term - Indefinite    Chief Financial Officer,               N/A                  N/A
    (48)                   Length - Since       Alternative Investment
                           April 17, 2007       Solutions, Bank of America
    Chief Financial                             (7/07 to present); Director,
    Officer                                     Chief Financial Officer and
    and Treasurer                               Treasurer (10/07 to present)
                                                of U.S. Trust Hedge Fund
                                                Management, Inc.; Director
                                                (4/07 to 5/08), Senior Vice
                                                President (4/07 to 7/07) of
                                                UST Advisers, Inc.; Senior
                                                Vice President of U.S. Trust's
                                                Alternative Investment
                                                Division (4/07 to 6/07); Chief
                                                Financial Officer and Chief
                                                Compliance Officer, Heirloom
                                                Capital Management, L.P. (5/02
                                                to 9/06).
 ------------------------------------------------------------------------------------------------------------------------
    Marina Belaya          Term - Indefinite    Assistant General Counsel,             N/A                  N/A
    (41)                   Length - Since       Bank of America (7/07 to
                           April 17, 2007       present); Vice President and
    Secretary                                   Senior Attorney, U.S. Trust
                                                (2/06 to 6/07); Vice
                                                President, Corporate Counsel,
                                                Prudential Financial (4/05 to
                                                1/06); Associate, Schulte Roth
                                                & Zabel LLP (9/02 to 3/05).
  ------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------

        NAME, AGE, AND            TERM OF            PRINCIPAL OCCUPATION           NUMBER OF              OTHER
        POSITION WITH           OFFICE AND           DURING PAST 5 YEARS            FUNDS IN           DIRECTORSHIPS
           THE FUND              LENGTH OF                                            FUND                HELD BY
                                TIME SERVED                                         COMPLEX*             MANAGERS
                                                                                    OVERSEEN
                                                                                   BY MANAGER
 ------------------------------------------------------------------------------------------------------------------------

    Linda J. Wondrack      Term - Indefinite    Director (Columbia Management          N/A                  N/A
    (43)                   Length - Since       Group LLC and Product Group
                           September 2007       Compliance), Bank of America
    Chief Compliance                            (6/05 to present); Director of
    Officer                                     Corporate Compliance and
                                                Conflicts, MFS Investment
                                                Management (8/04 to 5/05);
                                                Managing Director, Deutsche
                                                Asset Management (prior to
                                                8/04).
  ------------------------------------------------------------------------------------------------------------------------
     *   The "Fund Complex" consists of the Excelsior Fund, the Master Fund,
         Excelsior Directional Hedge Fund of Funds (TE), LLC, Excelsior Venture
         Partners III, LLC, and Excelsior Venture Investors III, LLC.




The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may resign, subject to giving 90 days' prior written notice to the other Managers if such resignation is likely to affect adversely the tax status of the Excelsior Fund, and may be removed either by vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds (2/3) of the Managers then serving have been elected by Members. The Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by Members cease to constitute a majority of the Managers then serving.

The following table sets forth certain information regarding the compensation received for the fiscal year ending March 31, 2008 by the Managers who are not "interested persons" (as defined by the 1940 Act) of the Excelsior Fund or the Adviser (the "Independent Managers") from the Excelsior Fund and from all registered investment companies for which the Adviser or its affiliates serve as investment adviser. No compensation is paid by the Excelsior Fund to Managers who are "interested persons" (as defined by the 1940 Act) of the Excelsior Fund or the Adviser. A majority of the Managers are Independent Managers.



            COMPENSATION TABLE FOR FISCAL YEAR ENDING MARCH 31, 2008

--------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    NAME AND POSITION             AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL      TOTAL COMPENSATION
                              COMPENSATION FROM     BENEFITS ACCRUED AS        BENEFITS UPON       FROM FUND COMPLEX*
                                    FUND           PART OF FUND EXPENSES        RETIREMENT
--------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    David R. Bailin**                $0                      $0                     $0                     $0
--------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Gene M. Bernstein             $2,000.00                  $0                     $0                 $84,750 (6)
--------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Victor F. Imbimbo, Jr.          $2,000.00                  $0                     $0                 $83,750 (6)
--------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Stephen V. Murphy             $1,500.00                  $0                     $0                 $76,250 (6)
--------------------------- ---------------------- ----------------------- ---------------------- ----------------------



* The total compensation paid by the Fund Complex is for the calendar year ending December 31, 2007. The parenthetical number represents the number of Bank of America affiliated investment companies (including the Excelsior Fund and the Master Fund) from which such person receives compensation. As of December 31, 2007, the "Fund Complex" consisted of the Excelsior Fund, the Master Fund, Excelsior Directional Hedge Fund of Funds (TE), LLC, Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, and Excelsior Venture Investors III, LLC.

** Mr. Bailin, an interested person of the Excelsior Fund, resigned as a Manager effective as of September 26, 2008.

The Board of Managers has formed an Audit Committee, comprised of the Independent Managers, the functions of which are: (i) to oversee the Excelsior Fund's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Excelsior Fund's financial statements and the independent audit thereof; and (iii) to the extent there are Managers who are not members of the Audit Committee, to act as a liaison between the Excelsior Fund's independent auditors and the Managers. During the last fiscal year, the Audit Committee held four meetings.

Currently, the Excelsior Fund pays to each of the Independent Managers a per meeting fee of $500 for attendance at quarterly or special meetings of the Managers (whether telephonic or in-person) and $1,000 for each Audit Committee meeting (whether telephonic or in-person). In addition, each Independent Manager receives an annual retainer in the total amount of $10,000 ($11,000 for the chairman of the Audit Committee) from the Excelsior Fund, the Master Fund, Excelsior Directional Hedge Fund of Funds (TE), LLC, and Excelsior Directional Hedge Fund of Funds, Ltd., and the Excelsior Fund reimburses the Independent Managers for their reasonable out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Excelsior Fund.

The following table sets forth dollar range of equity securities beneficially owned by each Manager as of March 31, 2008.



---------------------------------------- -------------------------------------- --------------------------------------
         NAME OF MANAGER                 DOLLAR RANGE OF EQUITY SECURITIES OF     AGGREGATE DOLLAR RANGE OF EQUITY
                                                 THE EXCELSIOR FUND               SECURITIES OF ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                                                                  MANAGER IN FAMILY OF INVESTMENT
                                                                                  COMPANIES
---------------------------------------- -------------------------------------- --------------------------------------
         David R. Bailin*                         None                                      None
---------------------------------------- -------------------------------------- --------------------------------------
         Gene M. Bernstein                        Over $100,000                             Over $100,000
---------------------------------------- -------------------------------------- --------------------------------------
         Victor F. Imbimbo, Jr.                   None                                      $10,000 - $50,000
---------------------------------------- -------------------------------------- --------------------------------------
         Stephen V. Murphy                        Over $100,000                             Over $100,000
---------------------------------------- -------------------------------------- --------------------------------------



*Mr. Bailin resigned as a Manager effective as of September 26, 2008.

No Independent Manager owns beneficially or of record any security of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Excelsior Fund or the Adviser.

No Independent Manager directly or indirectly owns any material interest in a transaction or series of similar transactions completed during the two most recently completed calendar years, in which the amount involved exceeds $120,000, and to which the Excelsior Fund, an entity having the same investment adviser or principal underwriter as the Excelsior Fund, the Adviser, or any officer or affiliate of any of the aforementioned entities was a party.

The Adviser, Bank of America and their respective affiliates (collectively, the "Bank of America Affiliates") and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Adviser on behalf of the Excelsior Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of Bank of America Affiliates (including personnel of the Adviser and UST Securities Corp., the Excelsior Fund's placement agent (the "Placement Agent")) that are the same, different or made at a different time than positions taken for the Master Fund. In order to mitigate the possibility that the Master Fund or the Excelsior Fund will be adversely affected by this personal trading, the Master Fund, the Excelsior Fund, the Adviser and the Placement Agent have adopted codes of ethics (each, a "Code of Ethics") in compliance with Section 17(j) and Rule 17j-1 of the 1940 Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Master Fund's portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The Master Fund generally does not invest in voting securities. In connection with the vote of members of the Master Fund, the Excelsior Fund will vote its interest in the Master Fund proportionately for and against approval in accordance with the votes of Members of the Excelsior Fund for and against a proposal. Please see Section C of this SAI for a complete copy of the Proxy Voting Policies relating to the Excelsior Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of September 30, 2008, there are no persons who are deemed to be a control person of the Excelsior Fund. For purposes of this item, "control" means (1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a company; (2) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (3) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.


To the knowledge of the Excelsior Fund, the following are the only persons who owned of record or beneficially, five percent or more of the Interests of any class of the Excelsior Fund, as of September 30, 2008:


   ---------------------------------- ------------------------- ------------------------- ------------------------
   Member Name and Address            Aggregate Interests       Percentage of             Type of Ownership
                                                                Outstanding Interests
   ---------------------------------- ------------------------- ------------------------- ------------------------
   Bank of America, N.A., Trustees    $20,282,419               8.14%
   for the BofA Pension Plan for
   Legacy U.S. Trust

   ---------------------------------- ------------------------- ------------------------- ------------------------



As of September 30, 2008 the officers and Managers of the Excelsior Fund as a group beneficially owned less than 1% of the outstanding Interests of the Excelsior Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

The Adviser is a North Carolina Corporation and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser serves as the investment adviser to registered investment companies and private investment companies, and may, in the future, serve as an investment adviser of other registered and private investment companies. Additionally, the Adviser provides various services to the Master Fund. The offices of the Adviser are located at 225 High Ridge Road, Stamford, CT 06905, and its telephone number is
(203) 352-4400.

The Adviser is an indirect wholly-owned subsidiary of Bank of America.

FEES AND EXPENSES

The Adviser provides various management and administrative services to the Excelsior Fund pursuant to a management agreement with the Excelsior Fund (the "Management Agreement"). These services include: providing office space and other support services to the Excelsior Fund; maintaining and preserving certain records of the Excelsior Fund; preparing and filing various materials with state and Federal regulators; supervising services provided by the Excelsior Fund's administrator, transfer agent and custodian; reviewing and arranging for payment of the Excelsior Fund's expenses; reviewing subscription documents submitted by prospective investors; preparing communications and quarterly reports to Members; and coordinating the preparation of materials relating to meetings of the Board of Managers and meetings of Members. Under the Management Agreement, the Adviser also is responsible for the investment of the cash reserves of the Excelsior Fund. In consideration for these services provided under the Management Agreement, the Excelsior Fund pays the Adviser a quarterly fee of 0.125% (0.50% on an annualized basis) of the average net assets of the Excelsior Fund determined as of the start of business on the first business day of each calendar quarter (after adjustment for any subscriptions effective on that date) (the "Management Fee"). The Management Fee is payable in arrears within five business days after the end of the quarter.

The Adviser bears all of its own costs incurred in providing investment advisory services and other services to the Master Fund and the Excelsior Fund, including travel and other expenses related to the selection and monitoring of Investment Managers. In addition, the Adviser provides, or arranges for provision at the Adviser's expense, certain management and administrative services to the Master Fund, including, among other things: providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and Federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Master Fund's expenses. The Adviser also pays or assumes all ordinary operating expenses of the Master Fund other than the fee payable to the Adviser, investment related expenses and certain other expenses described below. The expenses assumed by the Adviser include: expenses of meetings of the board of managers of the Master Fund and members of the Master Fund (other than fees and travel related expenses of managers of the Master
Fund); expenses related to qualifying potential investors, providing investor services to the Master Fund, preparing communications and quarterly reports to members of the Master Fund and regulatory compliance; and organizational and registration expenses of the Master Fund.

In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser a quarterly fee of 0.25% (1.00% on an annualized basis) of the Master Fund's net assets (the "Advisory Fee").

The Advisory Fee is computed based on the net assets of the Master Fund as of the start of business on the first business day of each quarter, after adjustment for any subscriptions effective on that date, and is due and payable in arrears within five business days after the end of that quarter. Net assets means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund.

The Excelsior Fund bears its own expenses, and, indirectly through its investment in the Master Fund, a pro rata portion of the Master Fund's fees and expenses not otherwise borne by the Adviser, including, but not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Investment Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Underlying Funds or Subadvisory Accounts, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Master Fund utilizes a Subadviser, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of Subadvisory Accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Excelsior Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody and escrow fees and expenses; the costs of errors and omissions/directors and officers liability insurance and a fidelity bond; the Advisory Fee and the Management Fee payable to the Adviser; fees and travel-related expenses of the board of managers of the Master Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Excelsior Fund's transactions among the Adviser and any custodian or other agent engaged by the Excelsior Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

For the period from April 23, 2007 (the date of the Excelsior Fund's inception) through March 31, 2008, the Excelsior Fund paid the Adviser fees of $1,568,989 under the Management Agreement (after expense waivers, as described below).

For the period from April 23, 2007 (the date of the Excelsior Fund's inception) through March 31, 2008, the pro rata share of the Advisory Fees borne by the Excelsior Fund pursuant to the Excelsior Fund's investment in the Master Fund under the master feeder structure was $3,331,885.

FEE WAIVERS AND EXPENSE LIMITATIONS

From time to time, the Adviser may agree to waive all or a portion of the Management Fee it would otherwise be entitled to receive from the Excelsior Fund and/or reimburse certain Excelsior Fund expenses above a specified maximum amount. The Adviser may waive all or a portion of its fee and/or reimburse Excelsior Fund expenses for a number of reasons, such as attempting to make the Excelsior Fund's performance more competitive as compared to similar funds. The effect of any fee waivers/expense limitations in effect at the date of this SAI on the Management Fees payable by the Excelsior Fund is reflected below and in the Annual Fund Operating Expenses table (including footnotes thereto) located in the Prospectus/Proxy Statement. Voluntary fee waivers/expense limitations by the Adviser may be terminated or reduced in amount at any time and solely in the discretion of the Adviser. Contractual fee waivers/expense limitations can only be terminated at the end of a term.

The Adviser and the Excelsior Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement"). Under the terms of the Expense Limitation Agreement, the Adviser will pay or absorb (subject to the reimbursement described below) the ordinary operating expenses of the Excelsior Fund to the extent necessary to limit the ordinary operating expenses of the Excelsior Fund to 1.84% per annum of the Excelsior Fund's average monthly net assets for three years (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Excelsior Fund's expenses, the Excelsior Fund will carry forward the amount of expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the expense was incurred, and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Excelsior Fund's ordinary operating expenses for any year to exceed the Expense Limitation in effect at the time that the expense was paid or absorbed. The Expense Limitation Agreement will remain in effect until December 31, 2010 and continue thereafter until terminated by the Adviser or the Excelsior Fund.

For the period from April 23, 2007 (the date of the Excelsior Fund's inception) through March 31, 2008, expenses waived/reimbursed by the Adviser with respect to the Excelsior Fund were $97,364.

ADMINISTRATOR

J.D. Clark & Co. (the "Administrator") provides accounting and certain administrative and investor services to the Excelsior Fund. The Administrator exclusively provides administrative and accounting services to private investment funds and funds of funds. Currently, it provides administrative and accounting services to 118 funds of funds, with aggregate assets of approximately $13.0 billion, and 79 private investment funds, with aggregate assets of approximately $5.5 billion. Jeffrey D. Clark, the founder of the Administrator, has over 20 years of experience in accounting and operating matters for multi-strategy private investment funds and funds of funds. The Administrator's staff includes 38 professionals, 6 of whom are Certified Public Accountants. The Excelsior Fund pays the Administrator a fee on a quarterly basis (the "Administration Fee") within ten days after the end of each calendar quarter. The Administration Fee is computed at 0.00025 of the Excelsior Fund's net assets as of the first day of each calendar quarter on the first $150 million of net assets, plus 0.000125 of the Excelsior Fund's net assets in excess of $150 million. The minimum fee paid to the Administrator is $3,000 per quarter and the maximum fee paid to the Administrator is $75,000 per quarter (subject to an annual revision for inflation). The administrator to the Master Fund provides similar services.

For the period from April 23, 2007 (the date of the Excelsior Fund's inception) through March 31, 2008, the Excelsior Fund paid fees of $241,639 to the Administrator.

CUSTODIAN

PFPC Trust Company (the "Custodian") serves as the custodian of the assets of the Excelsior Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Excelsior Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. PNC Global Investment Servicing, Inc., an affiliate of the Custodian, serves as escrow agent for the Excelsior Fund. The Custodian's principal business address is 8800 Tinicum Boulevard, 4th Floor, Philadelphia, Pennsylvania 19153.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, is the independent registered public accounting firm for the Excelsior Fund, providing audit and tax return review of various SEC filings.

PORTFOLIO MANAGERS

Spencer N. Boggess serves as portfolio manager of the Master Fund (the "Portfolio Manager"). As Portfolio Manager, Mr. Boggess is primarily responsible for the day-to-day management of the Master Fund's portfolio, subject to such policies as may be adopted by its board of managers.

OTHER FUNDS AND ACCOUNTS MANAGED

The following tables set forth information about funds and accounts other than the Master Fund for which Mr. Boggess has (or shares) primary responsibility for the day-to-day portfolio management as of September 30, 2008.


-------------------------------- -------------------------------- ----------------------------
     REGISTERED INVESTMENT           OTHER POOLED INVESTMENT        OTHER ACCOUNTS MANAGED
       COMPANIES MANAGED                VEHICLES MANAGED
-------------------------------- -------------------------------- ----------------------------
    NUMBER        TOTAL ASSETS      NUMBER        TOTAL ASSETS       NUMBER     TOTAL ASSETS
---------------- --------------- -------------- ----------------- ------------- --------------

       1          $89,778,571         23         $1,289,632,685        0             N/A

---------------- --------------- -------------- ----------------- ------------- --------------



----------------------------------------  ------------------------------------------  -------------------------------------------
REGISTERED INVESTMENT COMPANIES MANAGED    OTHER POOLED INVESTMENT VEHICLES MANAGED            OTHER ACCOUNTS MANAGED
----------------------------------------  ------------------------------------------  -------------------------------------------
    NUMBER WITH          NUMBER WITH         NUMBER WITH          NUMBER WITH             NUMBER WITH         NUMBER WITH
 PERFORMANCE-BASED    PERFORMANCE-BASED   PERFORMANCE-BASED    PERFORMANCE-BASED       PERFORMANCE-BASED   PERFORMANCE-BASED
       FEES                 FEES                FEES                 FEES                    FEES                FEES
--------------------- ------------------  ------------------- ----------------------  ------------------- ------------------------

         0                   N/A                 14           $1,100,761,818                  0                  N/A

--------------------- ------------------  ------------------- ----------------------  ------------------- -------------------------



COMPENSATION PROGRAM (information as of June 30, 2008)

Mr. Boggess' compensation consists of a combination of a fixed salary and a discretionary bonus. The discretionary bonus is not tied directly to the value of assets of the Excelsior Fund or any other fund managed by the Adviser. The discretionary bonus is not tied directly to the performance of the Excelsior Fund; however, the Excelsior Fund's performance is a factor in the amount of the bonus paid to Mr. Boggess. Additional factors include, without limitation, the financial performance of the Adviser, execution of managerial responsibilities, client interactions, support and general teamwork.

POTENTIAL MATERIAL CONFLICTS OF INTEREST (information as of June 30, 2008)

Real, potential or apparent conflicts of interest may arise due to Mr. Boggess' day-to-day portfolio management responsibilities with respect to more than one fund. Mr. Boggess may manage other accounts with investment strategies similar to the Excelsior Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and Mr. Boggess may personally invest in these accounts. These factors could create conflicts of interest because Mr. Boggess may have incentives to favor certain accounts over others, which could result in other accounts outperforming the Excelsior Fund. A conflict may also exist if Mr. Boggess identifies a limited investment opportunity that may be appropriate for more than one account, but the Excelsior Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, Mr. Boggess may execute transactions for another account that may adversely impact the value of securities held by the Master Fund or Excelsior Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by Mr. Boggess are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

FUND OWNERSHIP

As of the date of this SAI, Mr. Boggess does not own Interests in the Excelsior Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Each Investment Manager is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the Underlying Fund it manages. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The Adviser expects that each Investment Manager will generally select brokers and dealers to effect transactions on behalf of its Underlying Fund substantially in the manner set forth below. However, no guarantee or assurance can be made that an Investment Manager (including a Subadviser) will adhere to, and comply with, its stated practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of its Underlying Fund, each Investment Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. However, subject to appropriate disclosure, Investment Managers of Underlying Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Manager rather than its Underlying Fund. The Adviser considers the broker selection process employed by an Investment Manager in determining whether to invest in its Underlying Fund. Each Investment Manager generally will seek reasonably competitive commission rates. However, Investment Managers will not necessarily pay the lowest commission available on each transaction.

Consistent with the principle of seeking best price and execution, an Investment Manager may place brokerage orders with brokers (Bank of America Affiliates) that provide the Investment Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of an Investment Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Investment Manager or its affiliates in providing services to clients other than an Underlying Fund. In addition, not all of the supplemental information is used by the Investment Manager in connection with an Underlying Fund in which the Master Fund invests. Conversely, the information provided to the Investment Manager by brokers and dealers through which other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to an Underlying Fund.

Transactions for any Underlying Fund organized by the Master Fund will not be effected on a principal basis with any Bank of America Affiliate. However, Bank of America Affiliates may effect brokerage transactions for such an Underlying Fund. These transactions would be effected in accordance with procedures adopted pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, Section 17(e) and those procedures provide that when acting as broker for the Master Fund in connection with the sale of securities to or by the Master Fund, Bank of America Affiliates may receive compensation not exceeding the following limits: (i) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (ii) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

TAX STATUS

CIRCULAR 230 NOTICE. THE FOLLOWING NOTICE IS BASED ON U.S. TREASURY REGULATIONS GOVERNING PRACTICE BEFORE THE U.S. INTERNAL REVENUE SERVICE: (1) ANY U.S. FEDERAL TAX ADVICE CONTAINED HEREIN, INCLUDING ANY OPINION OF COUNSEL REFERRED TO HEREIN, IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER; (2) ANY SUCH ADVICE IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS DESCRIBED HEREIN (OR IN ANY SUCH OPINION OF COUNSEL); AND (3) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The following is a summary of certain aspects of the income taxation of Excelsior Directional Hedge Fund of Funds (TI), LLC (defined in this section as the "Company") and its Members which should be considered by a prospective Member. The Company has not sought a ruling from the U.S. Internal Revenue Service ("IRS") or any other Federal, state or local agency with respect to any of the tax issues affecting the Company.

This summary of certain aspects of the Federal income tax treatment of the Company is based upon the Code, judicial decisions, Treasury regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Company. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

Prospective Members should review Section II of the Prospectus/Proxy Statement under the heading "The Proposal -- Reorganization of BACAP Fund into Excelsior Fund; Federal Income Tax Consequences" for a discussion of the Federal income tax consequences of the Reorganization.

EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISOR IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE COMPANY.

TAX TREATMENT OF COMPANY OPERATIONS

CLASSIFICATION OF THE COMPANY

The Company has received an opinion of Schulte Roth & Zabel LLP, counsel to the Company, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Excelsior Fund's Board of Managers, the Company will be classified as a partnership for Federal tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Company will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Company may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Company has more than 100 Members.

The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test. Schulte Roth & Zabel LLP also has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Company as well as the legislative history to Section 7704, the text of the
Section 7704 Regulations and certain representations of the Board of Managers, the Interests in the Company will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Company will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the IRS or the courts. If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation for Federal tax purposes (as a result of a successful challenge to such opinions by the IRS, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Company would be subject to corporate income tax when recognized by the Company; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by Members to the extent of the current or accumulated earnings and profits of the Company; and Members would not be entitled to report profits or losses realized by the Company.

UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF COMPANY INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE COMPANY, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE COMPANY AS A RESULT OF IT BEING AN INVESTOR IN THE MASTER FUND OR AS A RESULT OF THE MASTER FUND'S INVESTMENTS IN AN UNDERLYING FUND OR OTHER SUBADVISORY ACCOUNT THAT IS TREATED AS A PASS THROUGH ENTITY FOR FEDERAL INCOME TAX PURPOSES (AN "INVESTMENT PARTNERSHIP").

As a partnership, the Company is not itself subject to Federal income tax. The Company files an annual partnership information return with the IRS, which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Company's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Company's taxable income and gain regardless of whether it has received or will receive a distribution from the Company.

ALLOCATION OF PROFITS AND LOSSES

Under the Company Agreement, the Company's net profit or net loss for each fiscal period is allocated among Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Company for Federal income tax purposes. The Company's Limited Liability Company Agreement (the "Company Agreement") provides that items of income, deduction, gain, loss or credit actually recognized by the Company for each fiscal year generally are to be allocated for income tax purposes among Members pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Company's net profit or net loss allocated to each Member's capital account for the current and prior fiscal years. A Member that contributes property

(including short sale positions) other than cash (including amounts of accrued interest) to the Company will be specially allocated items of income, deduction, gain, loss or credit attributable to such property to the extent of the difference, if any, between the book value and the adjusted tax basis of the property at the time of such contribution. There can be no assurance however, that the particular methodology of allocations used by the Company will be accepted by the IRS. If such allocations are successfully challenged by the IRS, the allocation of the Company's tax items among the Members may be affected.

Under the Company Agreement, the Board of Managers has the discretion to allocate specially an amount of the Company's ordinary income and/or capital gain (including short-term capital gain) and deductions, ordinary loss and/or capital loss (including long-term capital loss) for Federal income tax purposes to a withdrawing Member to the extent that the Member's capital account exceeds, or is less than, as the case may be, its Federal income tax basis in its partnership interest. There can be no assurance that, if the Board of Managers makes any such special allocations, the IRS will accept such allocations. If such allocations are successfully challenged by the IRS, the Company's tax items allocable to the remaining Members would be affected.

TAX ELECTIONS; RETURNS; TAX AUDITS

The Code generally provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Company Agreement, the Board of Managers, in its sole discretion, may cause the Company to make such an election. Any such election, once made, cannot be revoked without the IRS's consent. The actual effect of any such election may depend upon whether any Investment Partnership also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board of Managers presently does not intend to make such election.

The Board of Managers decides how to report the partnership items on the Company's tax returns. In certain cases, the Company may be required to file a statement with the Service disclosing one or more positions taken on its tax return, generally where the tax law is uncertain or a position lacks clear authority. All Members are required under the Code to treat the partnership items consistently on their own returns, unless they file a statement with the IRS disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the IRS may not agree with the manner in which the Company's items have been reported. In the event the income tax returns of the Company are audited by the IRS, the tax treatment of the Company's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of Members. A Member chosen by the Board of Managers and designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to Members' tax liabilities with respect to Company items.

MANDATORY BASIS ADJUSTMENTS

Each of the Company and the Master Fund is generally required to adjust its tax basis in its assets in respect of all Members in cases of partnership distributions that result in a "substantial basis reduction" (i.e., in excess of $250,000) in respect of the partnership's property. Each of the Company and the Master Fund is also required to adjust its tax basis in its assets in respect of a transferee, in the case of a sale or exchange of an interest, or a transfer upon death, when there exists a "substantial built-in loss" (i.e., in excess of $250,000) in respect of partnership property immediately after the transfer. For this reason, the Company will require: (i) a Member who receives a distribution from the Company in connection with a complete withdrawal; (ii) a transferee of an Interest (including a transferee in case of death); and (iii) any other Member in appropriate circumstances to provide the Company with information regarding its adjusted tax basis in its Interest.

TAX CONSEQUENCES TO A WITHDRAWING MEMBER

REDEMPTIONS WITHIN TWO YEARS

If a Member who has contributed appreciated property to a partnership receives a distribution of any other property or cash within two years of the contribution, based on the applicable facts and circumstances, the distribution may cause the Member to recognize gain as of the original date of contribution with respect to his or her contributed securities under the "disguised sale" provisions of
Section 707(a)(2)(B) of the Code. Based on the legislative history of the disguised sale provisions and the relevant tax regulations, it is not expected that semi-annual repurchases of Interests by the Company will be treated as disguised sales for these purposes. A Member that receives Interests in the Company as a result of the Reorganization will be required to report to the IRS distributions received from the Company that occur within two years from the date of the Reorganization and that are not treated as disguised sales.

DISTRIBUTIONS OF CASH

Except as provided above, a Member receiving a cash liquidating distribution from the Company, in connection with a complete withdrawal from the Company, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its partnership interest. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to the Company. However, a withdrawing Member will recognize ordinary income (regardless of whether there would be net gain on the transaction and possibly in excess of net gain otherwise recognized) to the extent such Member's allocable share of the Company's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Company will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its partnership interest.

As discussed above, the Company Agreement provides that the Board of Managers may specially allocate items of Company ordinary income and/or capital gain (including short-term capital gain) and deductions, ordinary loss and/or capital loss (including long-term capital loss) to a withdrawing Member to the extent its capital account would otherwise exceed or be less than, as the case may be, its adjusted tax basis in its partnership interest. Such a special allocation of income or gain may result in the withdrawing Member recognizing ordinary income and/or capital gain, which may include short-term capital gain, in the Member's last taxable year in the Company, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal. Such a special allocation of deduction or loss may result in the withdrawing Member recognizing ordinary loss and/or capital loss, which may include long-term capital loss, in the Member's last taxable year in the Company, thereby reducing the amount of short-term capital loss recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

DISTRIBUTIONS OF PROPERTY

Subject to the discussion below, a partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). The Company will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner," which term should include a Member whose contributions to the Company consisted solely of cash and/or securities, the rule treating a distribution of property as a distribution of cash would not apply.

EFFECT ON CONTRIBUTING MEMBERS OF DISTRIBUTION OF SECURITIES TO CONTRIBUTING MEMBER WITHIN SEVEN YEARS OF THE DATE OF CONTRIBUTION

If a Member contributes appreciated securities ("Contributed Securities") to the Company and, within seven years of the date of contribution, that Member receives a distribution of any property other than such Member's Contributed Securities, such Member generally will be required to recognize gain upon the receipt of such other property. The amount of the gain is equal to the least of
(a) the excess of the fair market value of the distributed property over the adjusted tax basis of such Member's partnership interest immediately before the distribution, reduced by the amount of money received in the distribution; (b) the excess of the fair market value of such Member's Contributed Securities over their adjusted tax basis at the time they were contributed to the Company; or
(c) the excess of the fair market value of such Member's Contributed Securities over their adjusted tax basis in the hands of the Company, at the time of the distribution of such other property.

EFFECT ON CONTRIBUTING MEMBERS OF DISTRIBUTION OF SECURITIES TO
"NON-CONTRIBUTING" MEMBER WITHIN SEVEN YEARS OF THE DATE OF CONTRIBUTION

If Contributed Securities are distributed within seven years of the date of contribution to any Member other than the Member who contributed such securities ("Shifted Securities"), the contributing Member must generally recognize a taxable gain or loss in the year of distribution. The amount of such gain or loss would generally equal the lesser of (a) the difference between the fair market value of the Shifted Securities at the time such Shifted Securities had been contributed to the Company and the contributing Member's tax basis in such Shifted Securities; or (b) the difference between the fair market value of the Shifted Securities and their adjusted tax basis in the hands of the Company at the time of their distribution.

TAX TREATMENT OF COMPANY INVESTMENTS

IN GENERAL

The Company expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Capital gains and losses recognized by the Company may be long-term or short-term depending, in general, upon the length of time the Company maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the treatment of the Company's securities positions.

The Company may also realize ordinary income and losses with respect to its transactions. The Company may hold debt obligations with "original issue discount." In such case the Company would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year.

The maximum ordinary income tax rate for individuals is 35%(1) and, in general, the maximum individual income tax rate for "Qualified Dividends"(2) and long-term capital gains is 15%(3) (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. Capital losses of an individual taxpayer may generally be carried forward to succeeding tax years to offset capital gains and then ordinary income (subject to the $3,000 annual limitation). For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

SECTION 1256 CONTRACTS

In the case of Section 1256 Contracts, the Code generally applies a "mark-to-market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts and certain other contracts. Under these rules, Section 1256 Contracts held by the Company at the end of each taxable year of the Company are treated for Federal income tax purposes as if they were sold by the Company for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Company in computing its taxable income for such year. If a
Section 1256 Contract held by the Company at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark-to-market" rules.

With certain exceptions, capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts. A Section 1256 Contract does not include any "securities futures contract" or any option on such a contract, other than a "dealer securities futures contract" (See "Certain Securities Futures Contracts").

----------------------------------
(1) This rate is scheduled to increase to 39.6% in 2011.

(2) A "Qualified Dividend" is generally a dividend from certain domestic corporations, and from certain foreign corporations that are either eligible for the benefits of a comprehensive income tax treaty with the United States or are readily tradable on an established securities market in the United States. Shares must be held for certain holding periods in order for a dividend thereon to be a Qualified Dividend.

(3) The maximum individual long-term capital gains tax rate is 20% for sales or exchanges on or after January 1, 2011. The 15% maximum individual tax rate on Qualified Dividends is scheduled to expire on December 31, 2010.

CERTAIN SECURITIES FUTURES CONTRACTS

Generally, a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. Any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is treated as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates has (or would have) in the hands of the taxpayer. If the underlying security would be a capital asset in the taxpayer's hands, then gain or loss from the sale or exchange of the securities futures contract would be capital gain or loss. Capital gain or loss from the sale or exchange of a securities futures contract to sell property (i.e., the short side of a securities futures contract) generally will be short-term capital gain or loss.

A "dealer securities futures contract" is treated as a Section 1256 Contract. A "dealer securities futures contract" is a securities futures contract, or an option to enter into such a contract, that: (i) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts; and (ii) is traded on a qualified board of trade or exchange.

MIXED STRADDLE ELECTION

The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Company (and any Investment Partnership) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Company will be accepted by the IRS.

POSSIBLE "MARK-TO-MARKET" ELECTION

To the extent that an Investment Partnership is directly engaged in a trade or business as a trader in "securities," it may elect under Section 475 of the Code to "mark-to-market" the securities held in connection with such trade or business. Under such election, securities held by such Investment Partnership at the end of each taxable year will be treated as if they were sold by the Investment Partnership for their fair market value on the last day of such taxable year, and gains or losses recognized thereon will be treated as ordinary income or loss. Moreover, even if the Investment Partnership determines that its securities activities will constitute trading rather than investing, there can be no assurance that the IRS will agree, in which case the Investment Partnership may not be able to mark-to-market its positions.

SHORT SALES

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Company's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Company for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Company.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Company holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Company generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Company holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Company generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

EFFECT OF STRADDLE RULES ON MEMBERS' SECURITIES POSITIONS

The IRS may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by the Company as "straddles" for Federal income tax purposes. Investors should consult their tax advisors regarding the application of the "straddle" rules to their investment in the Company.

LIMITATION ON DEDUCTIBILITY OF INTEREST AND SHORT SALE EXPENSES

For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year, less certain directly connected expenses (other than interest or short sale expenses). For this purpose, Qualified Dividends and long-term capital gains are excluded from net investment income unless the taxpayer elects to pay tax on such amounts at ordinary income tax rates.

For purposes of this provision, the Company's activities (other than certain activities that are treated as "passive activities" under Section 469 of the
Code) will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Company's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Company's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Company. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Company. Potential investors are advised to consult with their own tax advisors with respect to the application of the investment interest limitation in their particular tax situations.

DEDUCTIBILITY OF COMPANY INVESTMENT EXPENDITURES AND CERTAIN OTHER EXPENDITURES

Investment expenses (E.G., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2008, $159,950 or $79,975 for a married person filing a separate return) to deduct such investment expenses. Under such provision, there is a limitation on the deductibility of investment expenses in excess of 2% of adjusted gross income to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of: (i) 3% of the excess of the individual's adjusted gross income over the specified amount; or
(ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.(4) Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

Pursuant to a published ruling recently issued by the IRS, these limitations on deductibility will apply to a noncorporate Member's share of the expenses of the Company, including the Management Fee and the fee paid to the Administrator, to the extent such expenses are allocable to the Company's investments in Investment Partnerships or to any other investment activity of the Company. These limitations will also apply to a noncorporate Member's share of the investment expenses of any Investment Partnership (including any fee payable to the managers of such Investment Partnership and payments made on certain derivative instruments entered into by such Investment Partnership), to the extent such Investment Partnership is not in a trade or business within the meaning of the Code.

The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisors with respect to the application of these limitations.

A Member will not be allowed to deduct syndication expenses attributable to the acquisition of an Interest, including placement fees, paid by such Member or the Company. Any such amounts will be included in the Member's adjusted tax basis for its Interest.

APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES

The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Company's securities investments and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Company. Income or loss attributable to certain activities of the Company, including lending activities or investments in partnerships engaged in certain trades or businesses, certain private claims or certain fundings of reorganization plans may constitute passive activity income or loss.

APPLICATION OF BASIS AND "AT RISK" LIMITATIONS ON DEDUCTIONS

The amount of any loss of the Company that a Member is entitled to include in its income tax return is limited to its adjusted tax basis in its Interest as of the end of the Company's taxable year in which such loss occurred. Generally, a Member's adjusted tax basis for its Interest is equal to the amount paid for such Interest, increased by the sum of: (i) its share of the Company's liabilities, as determined for Federal income tax purposes; and (ii) its distributive share of the Company's realized income and gains, and decreased (but not below zero) by the sum of: (i) distributions (including decreases in its share of Company liabilities) made by the Company to such Member; and (ii) such Member's distributive share of the Company's realized losses and expenses.

------------------------------
(4) Under recently enacted legislation, the latter limitation on itemized deductions has been reduced starting in calendar year 2006, has been further reduced starting in 2008, and will be completely eliminated in 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

Similarly, a Member that is subject to the "at risk" limitations (generally, non-corporate taxpayers and closely held corporations) may not deduct losses of the Company to the extent that they exceed the amount such Member has "at risk" with respect to its Interest at the end of the year. The amount that a Member has "at risk" will generally be the same as its adjusted basis as described above, except that it will generally not include any amount attributable to liabilities of the Company or any amount borrowed by the Member on a non-recourse basis.

Losses denied under the basis or "at risk" limitations are suspended and may be carried forward in subsequent taxable years, subject to these and other applicable limitations.

"PHANTOM INCOME" FROM COMPANY INVESTMENTS

Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F" and "passive foreign investment company" provisions), investments (if any) by the Company in certain foreign corporations may cause a Member to: (i) recognize taxable income prior to the Company's receipt of distributable proceeds; (ii) pay an interest charge on receipts that are deemed as having been deferred; or
(iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

FOREIGN TAXES

It is possible that certain dividends and interest directly or indirectly received by the Company from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Company or an Investment Partnership may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Company will directly or indirectly pay since the amount of the Company's assets to be invested in various countries is not known.

The Members will be informed by the Company as to their proportionate share of the foreign taxes paid by the Company or an Investment Partnership, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax-exempt will not ordinarily benefit from such credit or deduction.

UNRELATED BUSINESS TAXABLE INCOME

Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(5) This type of income is exempt even if it is realized from securities trading activity that constitutes a trade or business.

This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a

--------------------------------------
(5) With certain exceptions, tax-exempt organizations that are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of: (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year; and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, or in certain private claims, or in certain fundings of reorganization plans, the Company's income (or loss) from these investments may constitute UBTI.

The Company may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the IRS, which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Company will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(6) To the extent the Company recognizes income (I.E., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income that will be treated as UBTI generally will be based on the percentage that the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

To the extent the Company recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain that will be treated as UBTI will be based on the percentage that the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Company, an allocable portion of deductions directly connected with the Company's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

Since the calculation of the Company's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage used by the Company from time to time,(7) it is impossible to predict what percentage of the Company's income and gains will be treated as UBTI for a Member that is an exempt organization. An exempt organization's share of the income or gains of the Company that is treated as UBTI may not be offset by losses of the exempt organization either from the Company or otherwise, unless such losses are treated as attributable to an unrelated trade or business (E.G., losses from securities for which there is acquisition indebtedness).

To the extent that the Company generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the IRS, the method used to calculate its UBTI. The Company will be required to report to a Member that is an exempt organization information as to the portion of its income and gains from the Company for each

---------------------------
(6)  Moreover,   income  realized  from  option  writing  and  futures  contract transactions generally would not constitute UBTI.

(7) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Company. An exempt organization is required to make estimated tax payments with respect to its UBTI.

year that will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Company is highly complex, and there is no assurance that the Company's calculation of UBTI will be accepted by the IRS.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Company's income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments that are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Company generally should not affect the tax-exempt status of such an exempt organization.(8) In addition, a charitable remainder trust will be subject to a 100% excise tax on any UBTI under Section 664(c) of the Code. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax advisor with respect to the tax consequences of receiving UBTI from the Company.

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

PRIVATE FOUNDATIONS

Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Company would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Company is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member that is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Company. Of course, this factor would create less of a problem to the extent that the value of the investment in the Company is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in the Company by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Company, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Company in order to avoid

-------------------------------------
(8) Certain exempt organizations that realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Company is "passive" within the applicable provisions of the Code and Regulations. There can be no assurance that the Company will meet such 95% gross income test.

A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

QUALIFIED RETIREMENT PLANS

Employee benefit plans subject to the provisions of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Individual Retirement Accounts ("IRA") and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA.

ENDOWMENT FUNDS

Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

EXCISE TAX ON CERTAIN REPORTABLE TRANSACTIONS

A tax-exempt entity (including a state or local government or its political subdivision) may be subject to an excise tax equal to the greater of: (i) one hundred percent (100%) of the net income; or (ii) seventy five percent (75%) of the proceeds attributable to certain "reportable transactions," including "listed transactions," in which it participates. Under recently issued Treasury guidance, these rules should not apply to a tax-exempt investor's Interest if such investor's tax-exempt status does not facilitate the Company's participation, if any, in such transactions, unless otherwise provided in future guidance. Tax-exempt investors should discuss with their own advisors the applicability of these rules to their investment in the Company. (See "Tax Shelter Reporting Requirements" below.)

TAX SHELTER REPORTING REQUIREMENTS

The Regulations require the Company to complete and file Form 8886 ("Reportable Transaction Disclosure Statement") with its tax return for any taxable year in which the Company participates in a "reportable transaction." Additionally, each Member treated as participating in a reportable transaction of the Company is required to file Form 8886 with its tax return (or, in certain cases, within 60 days of the return's due date). Under certain circumstances, the IRS may designate a transaction as a reportable transaction after the close of the year in which the Company or a Member participated in the transaction, in which case the Company and/or such Member may have to file Form 8886 with respect to that transaction 90 days after the IRS makes the designation. The Company and any such Member, respectively, must also submit a copy of the completed form with the IRS's Office of Tax Shelter Analysis. The Company intends to notify Members that it believes (based on information available to the Company) are required to report a transaction of the Company or an Investment Partnership, and intends to provide such Members with any available information needed to complete and submit Form 8886 with respect to the transactions of the Company and the Investment Partnerships. In certain situations, there may also be a requirement that a list be maintained of persons participating in such reportable transactions, which could be made available to the IRS at its request.

A Member's recognition of a loss upon its disposition of an interest in the Company could also constitute a "reportable transaction" for such Member, requiring such Member to file Form 8886.

A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. The penalty is generally $10,000 for natural persons and $50,000 for other persons (increased to $100,000 and $200,000, respectively, if the reportable transaction is a "listed" transaction). Investors should consult with their own advisors concerning the application of these reporting obligations to their specific situations.

STATE AND LOCAL TAXATION

In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Company. State and local tax laws differ in the treatment of limited liability companies such as the Company. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, the Company intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Company generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Company acquires an interest may conduct business in a jurisdiction that will subject to tax a Member's share of the partnership's income from that business and may cause Members to file tax returns in those jurisdictions. Prospective investors should consult their tax advisors with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

One or more states may impose reporting requirements on the Company and/or its Members in a manner similar to that described above in "Tax Shelter Reporting Requirements." Investors should consult with their own advisors as to the applicability of such rules in jurisdictions that may require or impose a filing requirement.

CONNECTICUT TAXATION

Day Pitney LLP, special Connecticut tax counsel to the Company, has advised the Company that, assuming it is a partnership for Federal income tax purposes (as discussed above), it will be treated as follows with regard to Connecticut taxation. The Company will not be subject to Connecticut income taxation. Moreover, an individual Member who is not a resident of Connecticut will not be subject to Connecticut Personal Income Tax with respect to his or her share of the Company's income derived solely from its purchases and sales of intangible property for its own account. Connecticut imposes a tax payment obligation on certain limited liability companies with respect to members that are individual non-Connecticut residents. Accordingly, the Company may be required to withhold on the distributive shares of Connecticut source income allocable to such Members to the extent it does not constitute income derived solely from its purchases and sales of intangible property for its own account.

Corporate Members not otherwise subject to Connecticut Corporation Business Tax will not be subject to Connecticut Corporation Business Tax solely by virtue of their investment in the Company, provided that the Company qualifies as an "investment partnership" under C.G.S. Section 12-213(26). An "investment partnership" is defined generally to include certain limited liability companies that meet the gross income requirement of Section 851(b)(2) of the Code. Even if the Company does not qualify as an "investment partnership," a corporate Member not otherwise subject to Connecticut Corporation Business Tax will not be subject to such tax on its share of the Company's net income, provided that the Company's activities consist solely of the purchase or sale of intangible property for its own account. In that case, however, the corporate Member will be subject to Connecticut Corporation Business Tax on its share of the capital base of the Company apportioned to Connecticut. Corporate Members otherwise subject to Connecticut Corporation Business Tax also will be taxed on their share of the Company's income and will include their share of the Company's apportionment factors in computing their own apportionment fraction.

A corporation or trust exempt from Federal income tax by reason of the nature of its activities similarly will generally be exempt from the Connecticut Corporation Business Tax with respect to its share of the Company's income. Connecticut does, however, impose an Unrelated Business Income of Nonprofit Corporations Tax with respect to the UBTI of such exempt corporation or trust.

                                    SECTION B

                     COMBINED EXCELSIOR FUND AND BACAP FUND
                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
JUNE 30, 2008
                                     --------------------------------- ----------------------------- ------------------------------
                                          Excelsior Master Fund*         BACAP Fund (Acquired Fund)       Combined Master Fund**
                                     --------------------------------- ----------------------------- ------------------------------
                                            COST    FAIR VALUE    %       COST      FAIR VALUE   %      COST      FAIR VALUE    %
                                            ----    ----------    -       ----      ----------   -      ----      ----------    ---

Aristeia Partners, L.P.               15,000,000  15,655,925   4.86%   3,650,000   4,212,108   4.28%  18,650,000  19,868,033  4.73%
Canyon Value Realization Fund, L.P.   11,400,000  16,970,397   5.27%       -           -       0.00%  11,400,000  16,970,397  4.04%
Centaurus Alpha Fund, L.P.                  -            -     0.00%   4,812,601   5,162,247   5.25%   4,812,601   5,162,247  1.23%
Delaware Street Capital, LP                 -            -     0.00%      37,249      40,516   0.04%      37,249      40,516  0.01%
Farallon Capital Partners LP          22,000,000  30,307,385   9.42%       -           -       0.00%  22,000,000  30,307,385  7.21%
Halcyon Enhanced Fund, LP                   -            -     0.00%   4,526,336   4,607,263   4.68%   4,526,336   4,607,263  1.10%
JANA Partners, LP                           -            -     0.00%   4,264,242   6,055,266   6.16%   4,264,242   6,055,266  1.44%
Lydian Partners II, LP                      -            -     0.00%   4,000,000   4,093,189   4.16%   4,000,000   4,093,189  0.97%
MKP Opportunity Partners, L.P.              -            -     0.00%   1,000,000   1,224,537   1.24%   1,000,000   1,224,537  0.29%
Polygon Global Opportunities Master   15,600,000  16,629,573   5.17%       -           -       0.00%  15,600,000  16,629,573  3.96%
Fund
Strategic Value Restructuring Fund LP       -            -     0.00%   5,700,000   6,322,005   6.43%   5,700,000   6,322,005  1.50%
Trafalgar Recovery Fund                     -            -     0.00%   1,213,361   1,568,074   1.59%   1,213,361   1,568,074  0.37%
Vicis Capital Fund                          -            -     0.00%   2,750,000   3,208,286   3.26%   2,750,000   3,208,286  0.76%
Waterfall Eden Fund, LP                     -            -     0.00%   4,000,000   3,754,979   3.82%   4,000,000   3,754,979  0.89%
------------------------------------- ------------ ------------------- ---------- ----------- ------- ---------- ---------- -------
TOTAL EVENT DRIVEN/RELATIVE VALUE     64,000,000  79,563,280   24.72% 35,953,789  40,248,470   40.91% 99,953,789 119,811,750 28.50%

Basix Capital Fund, LP                 5,500,000   7,961,871    2.47%      -           -       0.00%   5,500,000   7,961,871  1.89%
Foundation Partners, L.P.              8,000,000  12,412,282    3.86%      -           -       0.00%   8,000,000  12,412,282  2.95%
SAB Capital                                 -        766,135    0.23%      -           -       0.00%         -       766,135  0.19%
Scopia  PX LLC                         9,000,000  11,625,196    3.61%      -           -       0.00%   9,000,000  11,625,196  2.77%
Spring Point Opportunity, L.P.        17,610,520  23,203,708    7.21%      -           -       0.00%  17,610,520  23,203,708  5.52%
Swiftcurrent Parnters LP               8,550,000  14,932,393    4.64%      -           -       0.00%   8,550,000  14,932,393  3.55%
Tonga Partners LP                      4,060,553  10,992,639    3.42%      -           -       0.00%   4,060,553  10,992,639  2.62%
------------------------------------- ------------ ----------- -------- ---------- ---------- -------- ---------- ---------- ------
TOTAL HEDGED LONG / SHORT             52,721,073  81,894,224   25.44%       -            -     0.00%  52,721,073  81,894,224 19.49%

Coatue Qualified Partners, L.P.        6,000,000  15,646,794    4.86%       -            -     0.00%   6,000,000  15,646,794  3.72%
Durus Life Sciences Fund                 586,983      67,415    0.02%       -            -     0.00%     586,983      67,415  0.02%
Longbow Partners, L.P.                16,200,000  21,924,506    6.82%       -            -     0.00%  16,200,000  21,924,506  5.22%
Seligman Tech Spectrum Fund, LLC            -           -       0.00%  5,750,000   6,806,510   6.92%   5,750,000   6,806,510  1.62%
Sivik Global Healthcare Partners,      1,600,000   4,580,082    1.42%       -            -     0.00%   1,600,000   4,580,082  1.09%
L.P.
------------------------------------- ------------ ----------- -------- ---------- ---------- ------- ---------- ---------- -------
TOTAL HEDGED SECTOR                   24,386,983  42,218,797   13.12%  5,750,000   6,806,510   6.92%  30,136,983  49,025,307 11.67%

Aspect US Fund, LLC                          -            -     0.00%  2,287,759   3,025,057   3.08%   2,287,759   3,025,057  0.72%
Brevan Howard LP                             -            -     0.00%  3,086,502   5,001,090   5.08%   3,086,502   5,001,090  1.19%
Drake Global Opportunities Fund, LP          -            -     0.00%    863,003     851,176   0.87%     863,003     851,176  0.20%
------------------------------------- ------------ ----------- -------- ---------- ----------- ------ ----------  ---------- ------
TOTAL MACRO                                  -            -     0.00%  6,237,264   8,877,323   9.03%   6,237,264   8,877,323  2.11%

AKO Partners L.P.                     14,500,000  17,384,456    5.40%       -            -     0.00%  14,500,000  17,384,456  4.14%
Artha Emerging Markets Fund, L.P.     12,000,000  11,927,736    3.71%       -            -     0.00%  12,000,000  11,927,736  2.83%
Delta Fund Europe, L.P. (Trafelet)    14,000,000  15,959,806    4.96%       -            -     0.00%  14,000,000  15,959,806  3.80%
Henderson Asia Pacific                       -            -     0.00%  5,000,000   5,615,166   5.71%   5,000,000   5,615,166  1.33%
Indus Asia Pacific Fund, L.P.         13,000,000  17,232,619    5.35%       -            -     0.00%  13,000,000  17,232,619  4.10%
Indus Event Driven Fund, LP              138,195     237,346    0.07%       -            -     0.00%     138,195     237,346  0.06%
Indus Japan Fund, L.P.                 6,000,000   8,175,543    2.54%       -            -     0.00%   6,000,000   8,175,543  1.95%
Rohatyn Group Global Opportunity             -            -     0.00%    167,351     242,514   0.25%     167,351     242,514  0.06%
Partners, L.P.
------------------------------------- ----------- -------------------- ---------  ----------  -------- ---------- ---------- ------
TOTAL OPPORTUNISTIC LONG / SHORT      59,638,195  70,917,506   22.03%  5,167,351   5,857,680   5.96%  64,805,546 76,775,186  18.27%
(GLOBAL)

Addison Clark Fund, LP                15,000,000  16,372,479    5.09%  3,000,000   3,145,878   3.20%  18,000,000 19,518,357   4.64%
Alson Signature Fund I LP             14,000,000  14,765,155    4.59%       -            -     0.00%  14,000,000 14,765,155   3.51%
Alydar Fund, LP                              -           -      0.00%  5,999,169   6,847,731   6.96%   5,999,169  6,847,731   1.63%
Cadmus Capital Partners (QP), L.P        287,052   1,076,515    0.33%       -            -     0.00%     287,052  1,076,515   0.26%
Royal Capital Value Partners (QP),           -           -      0.00%  5,714,172   6,588,520   6.70%   5,714,172  6,588,520   1.57%
LP
New Star UK Gemini Hedge Fund, Ltd           -           -      0.00%  3,366,071   4,740,393   4.82%   3,366,071  4,740,393   1.13%
Quaker Capital Partners I LP           3,164,863  10,055,250    3.12%       -           -      0.00%   3,164,863 10,055,250   2.39%
Seminole Capital Partners LP          17,200,000  22,596,820    7.02%       -           -      0.00%  17,200,000 22,596,820   5.38%
TCS Capital II, LP                           -           -      0.00%  1,575,357   3,415,962   3.47%   1,575,357  3,415,962   0.81%


JUNE 30, 2008

                                 ---------------------------------- -------------------------------- -------------------------------
                                      Excelsior Master Fund*          BACAP Fund (Acquired Fund)         Combined Master Fund**
                                 ---------------------------------- -------------------------------- -------------------------------

                                        COST  FAIR VALUE      %         COST   FAIR VALUE      %           COST  FAIR           %
                                        ----  ----------      -         ----   ----------      -           ----  -----          -
                                                                                                                      VALUE
Tiedemann Falconer, LP                  -           -       0.00%   4,250,000   4,937,532   5.03%    4,250,000   4,937,532    1.18%
Valinor Capital Partners, LP      10,000,000   11,091,475   3.45%       -            -      0.00%   10,000,000  11,091,475    2.65%
-------------------------------- ------------ ----------- -------- ---------- ------------ -------- ----------- ----------  -------
TOTAL OPPORTUNISTIC LONG / SHORT  59,651,915   75,957,694  23.60%  23,904,769  29,676,016  30.18%   83,556,684  105,633,710  25.15%
(US)

TOTAL INVESTMENTS IN UNDERLYING  260,398,166  350,551,501 108.91%  77,013,173  91,465,999  92.99%  337,411,339  442,017,500 105.18%
FUNDS

Other Assets, Less Liabilities                (28,666,783)  8.91%               6,896,430    7.01%               (21,770,353)- 5.18%

MEMBERS' EQUITY -  NET ASSETS***              321,884,718 100.00%              98,362,429  100.00%               420,247,147 100.00%


* SCHEDULE OF INVESTMENTS FOR THE EXCELSIOR FUND REFLECTS INVESTMENTS THAT ARE MADE THROUGH THE EXCELSIOR MASTER FUND. THE EXCELSIOR FUND OWNED APPROXIMATELY 79.65% OF THE EXCELSIOR MASTER FUND'S NET ASSETS AS OF JUNE 30, 2008 PRIOR TO THE REORGANIZATION.
** SCHEDULE OF INVESTMENTS FOR THE COMBINED MASTER FUND REPRESENTS THE INVESTMENTS HELD IN THE EXCELSIOR MASTER FUND IN WHICH THE COMBINED FUND WOULD INVEST. BASED ON JUNE 30, 2008 ASSET LEVELS, THE EXCELSIOR FUND WOULD OWN APPROXIMATELY 82.77% OF THE EXCELSIOR MASTER FUND IMMEDIATELY AFTER THE REORGANIZATION.
*** INCLUDES APPROXIMATELY 98.98% OF THE EXCELSIOR FUND'S NET ASSETS OF $259,001,494, AND 97.33% OF THE COMBINED FUND'S NET ASSETS OF $357,363,923,
     AS REFLECTED IN THE PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES ON PAGE B-3, AS OF JUNE 30, 2008.
+    SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS.




   PRO FORMA COMBINED                                   EXCELSIOR FUND           BACAP FUND    Pro Forma         COMBINED FUND
   STATEMENT OF ASSETS AND LIABILITIES                      6/30/2008            6/30/2008   Adjustments            6/30/2008
   --------------------------------------------------- ---------------- -------------------- --------------- ------------------

   ASSETS
   Investments in Underlying Funds*                          $      -           $91,465,999   $(91,465,999)           $      -
   Investment in Excelsior Master Fund                     256,365,330                    -     91,465,999         347,831,329
   Cash and cash equivalents                                 8,097,933               44,487                          8,142,420
   Receivable from Excelsior Master Fund                    62,046,592                    -                         62,046,592
   Receivable from Underlying Funds                                  -           13,827,485                         13,827,485
   Investments in Excelsior Master Fund made in             10,575,000                   -       3,400,000          13,975,000
   advance
   Investments in Underlying Funds made in advance                   -            3,400,000     (3,400,000)                  -
   Reimbursement for expenses in excess of expense               7,551                 -                                 7,551
   limitation
   Other assets                                                 52,311               43,273               -             95,584
   --------------------------------------------------- ---------------- -------------------- --------------- ------------------
   TOTAL ASSETS                                            337,144,717          108,781,244                        445,925,961

   LIABILITIES
   Members' interests received in advance                   15,690,000                 -                            15,690,000
   Management fee payable                                      390,287              113,132                            503,419
   Repurchase of Members' interests payable /               62,046,592           10,131,281                         72,177,873
   Redemptions payable
   Professional fees payable                                    12,854              141,894                            154,748
   Other payable                                                 3,490               32,508                             35,998
   --------------------------------------------------- ---------------- -------------------- --------------- ------------------
   TOTAL LIABILITIES                                        78,143,223           10,418,815                         88,562,038


   Capital                                                 245,688,843           83,909,603                        329,598,446

   Accumulated net unrealized appreciation
   on investment(s)                                         13,312,651           14,452,826                         27,765,477
   --------------------------------------------------- ---------------- -------------------- --------------- ------------------
   NET ASSETS                                            $ 259,001,494          $98,362,429                       $357,363,923

*  THE EXCELSIOR FUND INVESTS IN THE EXCELSIOR MASTER FUND, WHICH IN TURN INVESTS IN THE UNDERLYING FUNDS.
+  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS.




PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)                EXCELSIOR FUND   BACAP FUND                 COMBINED FUND
                                                                          Year Ended   Year Ended     Pro Forma      Year Ended
Fiscal Year                                                                3/31/2008    3/31/2008   Adjustments**     3/31/2008

-------------------------------------------------------------------------------------------------------------------------------

FUND INCOME

Interest                                                              $    276,024*    $  152,017   $         -     $  428,041
-------------------------------------------------------------------------------------------------------------------------------

Management fees                                                          4,998,238*     1,351,248     270,250 (1)    6,619,736
Professional fees                                                          317,951*       297,181    (297,181)(2)      317,951
Board of Managers' fees and expenses                                        60,679*        30,000     (30,000)(3)       60,679
Administration fees                                                        262,090*        86,255        -             348,345
Other                                                                      548,466*       180,954     (69,417)(4)      660,003
-------------------------------------------------------------------------------------------------------------------------------

EXPENSES BEFORE REIMBURSEMENT BY THE INVESTMENT ADVISER                  6,187,424      1,945,638    (126,348)       8,006,714

Expenses reimbursed by the Investment Adviser                              (97,364)          -         97,364 (5)            -
-------------------------------------------------------------------------------------------------------------------------------

TOTAL EXPENSES                                                           6,090,060      1,945,638     (28,984)       8,006,714

NET INVESTMENT (LOSS) GAIN                                              (5,814,036)    (1,793,621)     28,984       (7,578,673)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from Investment Fund redemptions                       5,979,177***   4,464,144                   10,443,321
Net change in accumulated unrealized appreciation (depreciation) on
investments                                                                997,254***  (1,838,491)                    (841,237)
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                   6,976,431      2,625,653        -           9,602,084

NET INCREASE IN INVESTORS' CAPITAL RESULTING FROM OPERATIONS          $  1,162,395     $  832,032   $  28,984     $  2,023,411


* EXCELSIOR FUND INVESTMENT INCOME AND EXPENSE INCLUDE DIRECT OPERATING INCOME AND EXPENSES AS WELL AS INCOME AND EXPENSES ALLOCATED FROM THE EXCELSIOR MASTER FUND.
** ADJUSTMENTS ARE BASED ON ACTUAL ASSET LEVELS (WHERE APPLICABLE) FOR THE FISCAL YEAR ENDED MARCH 31, 2008, AND ASSUME THE COMBINED FUND WAS OPERATIONAL AT THE START OF THE FISCAL YEAR.
*** REALIZED AND UNREALIZED GAIN ON INVESTMENTS FOR THE EXCELSIOR FUND INCLUDES GAINS AND LOSSES ALLOCATED FROM THE EXCELSIOR MASTER FUND.
(1) MANAGEMENT FEE RATE WOULD INCREASE FROM 1.25% TO 1.50% PER ANNUM FOR THE PORTION OF THE COMBINED FUND ASSETS ATTRIBUTABLE TO BACAP FUND MEMBERS. THE INCREASED RATE OF 1.50% INCLUDES THE ADVISORY FEE OF THE EXCELSIOR MASTER FUND AND THE MANAGEMENT FEE OF THE EXCELSIOR FUND.
(2) PROFESSIONAL FEE ADJUSTMENTS ARE BASED ON THE CONSOLIDATION OF TAX, AUDIT, AND LEGAL SERVICES FOR THE COMBINED FUND.
(3) BOARD OF MANAGERS' FEE ADJUSTMENTS ARE BASED ON THE ASSUMPTION OF A SINGLE BOARD OF MANAGERS FOR THE COMBINED FUND.
(4) OTHER EXPENSE ADJUSTMENT IS BASED ON THE CONSOLIDATION OF THE SEC REGISTRATION FILINGS AND ERRORS AND OMISSIONS/DIRECTORS AND OFFICERS LIABILITY INSURANCE COVERAGE FOR THE COMBINED FUND.
(5) THE COMBINED FUND EXPENSE LEVELS WOULD NOT HAVE EXCEEDED THE EXPENSE LIMITATION FOR THE YEAR ENDED MARCH 31, 2008 AS PER THE TERMS OF THE EXPENSE LIMITATION AGREEMENT.
+    SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS.


PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)            EXCELSIOR FUND     BACAP FUND                    COMBINED FUND
                                                                  3 Month Ended     3 Month Ended   Pro Forma      3 Month Ended
Three Month Period                                                  6/30/2008         6/30/2008     Adjustments**    6/30/2008

---------------------------------------------------------------------------------------------------------------------------------

FUND INCOME

Interest                                                          $     51,958*    $   34,550      $    -          $   86,508
---------------------------------------------------------------------------------------------------------------------------------

Management fees                                                      1,162,760*       332,800        66,560 (1)     1,562,120
Professional fees                                                       29,516*        76,852       (76,852)(2)        29,516
Board of Managers' fees and expenses                                    12,403*         7,500        (7,500)(3)        12,403
Administration fees                                                     62,755*        28,826          -               91,581
Other                                                                  108,371*        33,909       (18,178)(4)       124,102
---------------------------------------------------------------------------------------------------------------------------------

EXPENSES BEFORE REIMBURSEMENT BY THE INVESTMENT ADVISER              1,375,805        479,887       (35,970)        1,819,722

Expenses reimbursed by the Investment Adviser                           89,813           -          (89,813)(5)            -
---------------------------------------------------------------------------------------------------------------------------------

TOTAL EXPENSES                                                       1,465,618        479,887      (125,783)        1,819,722

NET INVESTMENT (LOSS) GAIN                                          (1,413,660)      (445,337)       35,970        (1,733,214)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from Investment Fund redemptions                   6,160,405***   1,214,185                       7,374,590
Net change in accumulated unrealized appreciation on investments     4,071,609***     186,293                       4,257,902
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS              10,232,014      1,400,478          -           11,632,492

NET INCREASE IN INVESTORS' CAPITAL RESULTING FROM OPERATIONS      $  8,818,354     $  955,141     $  35,970     $   9,899,278


* EXCELSIOR FUND INVESTMENT INCOME AND EXPENSE INCLUDE DIRECT OPERATING INCOME AND EXPENSES AS WELL AS INCOME AND EXPENSES ALLOCATED FROM THE EXCELSIOR MASTER FUND.
** ADJUSTMENTS ARE BASED ON ACTUAL ASSET LEVELS (WHERE APPLICABLE) FOR THE THREE MONTH PERIOD ENDED JUNE 30, 2008, AND ASSUME THE COMBINED FUND WAS OPERATIONAL AT THE START OF THE PERIOD.
*** REALIZED AND UNREALIZED GAIN ON INVESTMENTS FOR THE EXCELSIOR FUND INCLUDES GAINS AND LOSSES ALLOCATED FROM THE EXCELSIOR MASTER FUND.
(1) MANAGEMENT FEE RATE WOULD INCREASE FROM 1.25% TO 1.50% PER ANNUM FOR THE PORTION OF THE COMBINED FUND ASSETS ATTRIBUTABLE TO BACAP FUND MEMBERS. THE INCREASED RATE OF 1.50% INCLUDES THE ADVISORY FEE OF THE EXCELSIOR MASTER FUND AND THE MANAGEMENT FEE OF THE EXCELSIOR FUND.
(2) PROFESSIONAL FEE ADJUSTMENTS ARE BASED ON THE CONSOLIDATION OF TAX, AUDIT, AND LEGAL SERVICES FOR THE COMBINED FUND.
(3) BOARD OF MANAGERS' FEE ADJUSTMENTS ARE BASED ON THE ASSUMPTION OF A SINGLE BOARD OF MANAGERS FOR THE COMBINED FUND.
(4) OTHER EXPENSE ADJUSTMENT IS BASED ON THE CONSOLIDATION OF THE SEC REGISTRATION FILINGS AND ERRORS AND OMISSIONS/DIRECTORS AND OFFICERS LIABILITY INSURANCE COVERAGE FOR THE COMBINED FUND.
(5) THE COMBINED FUND EXPENSE LEVELS WOULD NOT HAVE EXCEEDED THE EXPENSE LIMITATION FOR THE THREE MONTHS PERIOD ENDED JUNE 30, 2008 AS PER THE TERMS OF THE EXPENSE LIMITATION AGREEMENT.
+    SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

BASIS OF COMBINATION

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of BACAP Alternative Multi-Strategy Fund, LLC (the "BACAP Fund") by Excelsior Directional Hedge Fund of Funds (TI), LLC (the "Excelsior Fund") (the "Reorganization"). The Excelsior Fund's investment objective is to seek capital appreciation. The Fund pursues its investment objective by investing substantially all of its assets in Excelsior Directional Hedge Fund of Funds Master Fund, LLC (the "Excelsior Master Fund"), a closed-end, non-diversified, management investment company, which, in turn, invests its assets in underlying hedge funds. In general, it is expected that for U.S. federal income tax purposes the Reorganization (assuming certain conditions are met) will be a tax-free transaction to the BACAP Fund and the Excelsior Fund. However, certain exceptions may apply. In connection with the Reorganization, the assets and liabilities of the BACAP Fund will be exchanged for interests of the Excelsior Fund of equivalent value. The investment assets and related liabilities from the BACAP Fund will be contributed in kind by the Excelsior Fund to the Excelsior Master Fund as part of the transaction. Accordingly, the accompanying Pro Forma Combined Schedule of Portfolio Investments shows the investments that would have been held by the Excelsior Master Fund immediately after the Reorganization, if such Reorganization had taken place on June 30, 2008. The Excelsior Fund owned 79.65% of the Excelsior Master Fund at June 30, 2008, prior to the assumed reorganization, and would have owned 82.77% of the Excelsior Master Fund immediately after such reorganization.

Unless otherwise indicated, the accompanying pro forma financial statements have been prepared on a basis consistent with that used in the preparation of the financial statements included in the Annual Report of the Excelsior Fund for the year ended March 31, 2008. The statements of assets and liabilities of the Excelsior Fund and BACAP Fund have been combined as of June 30, 2008 (the "Combined Fund"), and the related Pro Forma Combined Statement of Operations have been prepared for the fiscal period ended March 31, 2008 and for the interim three months ended June 30, 2008 as if the Reorganization had taken place as of April 1, 2007 and April 1, 2008, respectively. Following the Reorganization, the Excelsior Fund will be the accounting survivor. The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Excelsior Fund and the BACAP Fund included in their respective audited annual reports dated March 31, 2008.

FAIR VALUE

The Excelsior Master Fund invests substantially all of its assets in underlying investment funds (the "Investment Funds"). The Excelsior Master Fund's Investment Funds are carried at fair value as determined by the Excelsior Master Fund's pro-rata interest in the net assets of each Investment Fund as reported by the investment manager, who determines the value of the Investment Fund's net assets. The values of the Investment Funds' net assets are determined in accordance with their valuation policies as described in their respective offering memoranda or operating agreements. All valuations utilize financial information supplied by the investment manager of each Investment Fund and are net of management and performance incentive fees or allocations pursuant to the Investment Funds' agreements.

U.S. Trust Hedge Fund Management, Inc. serves as the investment adviser of the Excelsior Master Fund and as a manager to the Excelsior Fund (the "Adviser"). As a general matter, the fair value of the Excelsior Master Fund's interests in an Investment Fund will represent the amount that the Excelsior Master Fund could reasonably expect to receive from the Investment Fund if the Excelsior Master Fund's interests were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Adviser, or, in certain cases, the Excelsior Master Fund's Board of Managers (the "Board"), will consider such information, and may conclude in certain circumstances that the information provided by an Investment Fund's manager does not represent the fair value of the Excelsior

Master Fund's interests in an Investment Fund. Following procedures adopted by the Board, and in the absence of specific transaction activity in interests in a particular Investment Fund, the Excelsior Master Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Investment Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board. Because of the inherent uncertainty of valuation, the values of the Excelsior Master Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Excelsior Master Fund been available.

The Adviser believes that the BACAP Fund utilizes a virtually identical methodology of accounting for fair value as the Excelsior Master Fund. As such, no fair value adjustments were needed on the Pro Forma Combined Schedule of Investments.

The Excelsior Fund records its investment in the Excelsior Master Fund at fair value. The Excelsior Fund's investment in the Excelsior Master Fund is represented by the Excelsior Fund's proportionate interest in the Excelsior Master Fund's net assets at June 30, 2008. The amounts presented in the accompanying Pro Forma Combined Statement of Operations for the Excelsior Fund differ from the historical financial statement presentation in that the Excelsior Fund's allocable share of each element of income and expense of the Excelsior Master Fund is reflected. This presentation is intended to better present the specific elements of income and expense of the Excelsior Master Fund allocable to the Excelsior Fund both before and after the assumed reorganization.

COST BASIS

The Excelsior Master Fund adheres to different accounting principles from the BACAP Fund regarding treatment of distributions received from Investment Funds. The Excelsior Master Fund treats distributions received from Investment Funds, whether in the form of cash or securities, first as a reduction of the investment's cost, and any excess is treated as realized gain from investments in Investment Funds. Realized gains or losses on investments in Investment Funds are measured by the difference between the proceeds from the sale or liquidation and the cost basis of the investment using the specific identification method. In contrast, the BACAP Fund records realized gains and losses at the time of disposition of a respective investment on an average cost basis. Although the Excelsior Master Fund's treatment of distributions will be followed subsequent to the Reorganization, the cost basis shown on the accompanying Pro Forma Combined Schedule of Portfolio Investments, and the realized gains and losses shown on the Pro Forma Combined Statement of Operations have not been adjusted retroactively to reflect such change. A retroactive adjustment would not result in any change to net realized and unrealized gain/(loss) on investments as presented in the Pro Forma Combined Statement of Operations. Both the Excelsior Master Fund and the BACAP Fund rely on the Schedule K-1s from the Investment Funds for tax purposes. Therefore, the change in cost basis accounting treatment for financial statement purposes will have no economic impact on the investors of the BACAP Fund.

PRESENTATION OF INCOME STATEMENT

The Pro Forma Combined Statements of Operations for the Excelsior Fund and the Combined Fund include the components of income, expenses and realized and unrealized gains and losses that were allocated from the Excelsior Master Fund and were previously reported in aggregate in the financial statements of the Excelsior Fund. A detailed summary breaking down the expenses provided in the Pro Forma Combined Statement of Operations for the Excelsior Fund prior to the Reorganization is depicted below.


------------------------------------------------------------------------------------------------------------
                            YEAR ENDED MARCH 31, 2008
------------------------------------------------------------------------------------------------------------
Operating Expense Details                             Allocated from               Direct             Total
                                               Excelsior Master Fund
---------------------------------------------- ---------------------- -------------------- -----------------
Management fees                                          (3,331,885)          (1,666,353)       (4,998,238)

Professional fees                                          (256,951)             (61,000)         (317,951)

Board of Managers' fees and expenses                        (53,679)              (7,000)          (60,679)

Administration fees                                         (20,451)            (241,639)         (262,090)

Other                                                      (422,688)            (125,778)         (548,466)
---------------------------------------------- ---------------------- -------------------- -----------------
Total Operating Expenses                                 (4,085,654)          (2,101,770)       (6,187,424)
---------------------------------------------- ---------------------- -------------------- -----------------


------------------------------------------------------------------------------------------------------------
                        THREE MONTHS ENDED JUNE 30, 2008
------------------------------------------------------------------------------------------------------------
Operating Expense Details                             Allocated from               Direct             Total
                                               Excelsior Master Fund
---------------------------------------------- ---------------------- -------------------- -----------------
Management fees                                            (772,473)            (390,287)       (1,162,760)
Professional fees                                           (20,016)              (9,500)          (29,516)
Board of Managers' fees and expenses                        (11,403)              (1,000)          (12,403)
Administration fees                                          (4,976)             (57,779)          (62,755)
Other                                                       (35,382)             (72,990)         (108,372)
---------------------------------------------- ---------------------- -------------------- -----------------

Total Operating Expenses                                   (844,250)            (531,556)       (1,375,806)
---------------------------------------------- ---------------------- -------------------- -----------------


                                    SECTION C

                     U.S. TRUST HEDGE FUND MANAGEMENT, INC.

                               PROXY VOTING POLICY

                           (Policy Revised June 2007)


SUMMARY

U.S. Trust Hedge Fund Management, Inc. ("USTHFM") is responsible for voting proxies related to securities holdings in certain accounts of USTHFM clients. As a fiduciary, USTHFM must act solely in the best interests of clients when exercising its proxy authority. USTHFM's policies, procedures and voting decisions are based on the long-term economic interests of clients.

USTHFM's voting policy is summarized as follows:

   1) All of USTHFM's clients are registered or private investment funds (each, a "USTHFM Fund"). USTHFM is the discretionary investment adviser of each USTHFM Fund. Each USTHFM Fund invests primarily in alternative investment vehicles (e.g., hedge funds, private equity funds and other alternative investment pools) (each, a "Portfolio Fund" and, collectively, the "Portfolio Funds"), but also may hold other securities. USTHFM has authority to vote: (a) securities issued by Portfolio Funds that are held by a USTHFM Fund; and (b) other securities held by a USTHFM Fund.

   2) Appendix A sets forth USTHFM's current policies with respect to voting on issues presented by Portfolio Funds. Appendix B and Appendix C set forth USTHFM's current policies with respect to voting publicly-traded securities.

   3) With respect to the routine matters involving publicly-traded securities set forth in Appendix B, USTHFM will vote in accordance with the views and recommendations of the company's management, except as specified otherwise in Appendix B.

   4) With respect to the matters involving publicly-traded securities identified in Appendix C, USTHFM will vote in accordance with the guidelines set forth in Appendix C. To the extent any policy in Appendix B or C conflicts with a specific policy set forth in Appendix A, Appendix A will control.

   5) With respect to any matter that is not identified in Appendix A, B or C, USTHFM will consider such matter on a case-by-case basis and vote in a manner consistent with its fiduciary obligations and the interests of the applicable USTHFM Fund.

   6) Notwithstanding the foregoing, USTHFM may override the guidelines set forth in Appendices A, B and C, if USTHFM determines that a vote contrary to the guidelines is appropriate from the standpoint of the interests of the applicable USTHFM Fund and is consistent with USTHFM's fiduciary responsibilities under applicable law. It is the responsibility of the Portfolio Managers of USTHFM Funds to highlight potentially significant proxy issues (regardless of whether such issues are classified as routine or non-routine) with respect to the Portfolio Funds or other companies such Portfolio Managers follow and to suggest voting recommendations based on their in-depth knowledge of the issues involved.

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


   7) Proxies are voted by the Portfolio Manager of the applicable USTHFM Fund or the Portfolio Manager's designee, with input from other USTHFM investment professionals, as the person voting the proxy deems appropriate. Because different USTHFM Portfolio Managers vote proxies on behalf of different USTHFM Funds, and because some USTHFM Funds' interests may differ from the interests of other USTHFM Funds, a Portfolio Manager voting proxies for a USTHFM Fund may vote differently on certain issues than other Portfolio Managers voting on the same issues for other USTHFM Funds.

   8) Unless USTHFM is required to waive its voting rights as specified in Appendix A, USTHFM will generally vote on each matter, so as to avoid any default voting decisions; however, USTHFM may refrain from voting a proxy when USTHFM determines that refraining from voting is in the best interests of the applicable USTHFM Fund. In making such a determination, USTHFM will consider various factors, including without limitation: (a) the costs associated with exercising the proxy (e.g., translation or travel costs); and (b) any legal restrictions on trading resulting from the exercise of a proxy.

   9) USTHFM may utilize the services of an independent proxy voting service as USTHFM deems appropriate.

CONFLICTS OF INTEREST

From time to time, USTHFM may experience material conflicts of interest with respect to proxy voting. Because this Proxy Voting Policy contains voting guidelines that are pre-determined and designed to be in the best interests of clients, application of those guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. USTHFM will follow the procedures set forth in Appendix D in connection with voting securities issued by companies affiliated with USTHFM and with voting securities issued by investment companies and alternative investment vehicles advised or sub-advised by USTHFM or one of its affiliates.

RECORDKEEPING

USTHFM will maintain the following records for five years (retention during the first two years must be in the offices of USTHFM or an affiliated company):

   1) A copy of this Proxy Voting Policy, including any amendments hereto or modifications hereof as USTHFM may from time to time make;

   2)    Records of votes cast by USTHFM on behalf of its clients;

   3) Records of written requests by clients for their proxy voting information and copies of any written responses of USTHFM to written or oral requests for such information;

   4) Any document prepared by USTHFM, its affiliates or agents, in connection with any voting decision or memorializing the basis for such decision; and

   5) Copies of proxy statements issued with respect to the securities of clients for whom USTHFM exercises voting authority; provided, however, that, at USTHFM's option, USTHFM may rely on proxy statements filed on the EDGAR system instead of retaining its own copies of such documents.

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USTHFM's records will enable each client, including named fiduciaries of a plan client or other agents of the client, to review USTHFM's voting procedures, as well as actions taken in individual voting situations on behalf of that client.

At any time, a client may request a copy of this Proxy Voting Policy or of USTHFM's proxy voting record with respect to securities held by that client. Within seven days of receiving the client's request, USTHFM will send to the client the requested information by first class mail or comparable delivery method.


                                      C-3

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                        APPENDIX A - PROXY VOTING POLICY

USTHFM VOTING POLICIES FOR ALTERNATIVE INVESTMENT VEHICLES

The voting rights of investors in alternative investment vehicles (i.e., hedge funds, private equity funds and other alternative investment pools) (each, a "Portfolio Fund" and, collectively, the "Portfolio Funds") generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement and/or other governing document of the Portfolio Fund.

USTHFM has adopted the following guidelines with respect to voting securities issued by Portfolio Funds:

1 -      General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to Portfolio Funds (collectively, "proxies") in a manner that serves the best interests of USTHFM's clients invested in the Portfolio Fund, as determined by USTHFM in its discretion, taking into account relevant factors, including:

   o     the impact on the value of the returns of the Portfolio Fund

   o     the attraction of additional capital to the Portfolio Fund

   o alignment of Management's (as defined below) interests with Portfolio Fund Owners' (as defined below) interests, including establishing appropriate incentives for Management

   o     the costs associated with the proxy

   o     impact on redemption or withdrawal rights

   o     the continued or increased availability of portfolio information

   o     industry and business practices


   2 -   Specific Policies

         A.       Routine matters

Routine matters are typically proposed by Management of a Portfolio Fund and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the Portfolio Fund; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the Portfolio Fund; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of formation applicable to the Portfolio Fund.

For routine matters, USTHFM will vote in accordance with the recommendation of the Portfolio Fund's management, directors, general partners, managing members or trustees (collectively, "Management"), as applicable, unless, in USTHFM's opinion, such recommendation is not in the best interests of USTHFM's clients invested in the Portfolio Fund.

USTHFM will generally vote for the following proposals:

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


   1) To change capitalization, including to increase authorized common shares or units or to increase authorized preferred shares or units as long as there are not disproportionate voting rights per preferred share or unit.

   2)    To elect or re-elect board members.

   3)    To appoint or elect auditors.

   4)    To set time and location of annual meeting.

   5) To establish a master/feeder structure without a significant increase in fees or expenses.

   6)    To change the fiscal year or term of the Portfolio Fund.

   7)    To change the name of the Portfolio Fund.

   8)    To change the state or form of organization of the Portfolio Fund.

         B. Non-routine matters

Non-routine matters involve a variety of issues and may be proposed by Management or beneficial owners of a Portfolio Fund (i.e., shareholders, members, partners, etc. (collectively, the "Portfolio Fund Owners")). These matters may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the Portfolio Fund; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the Portfolio Fund; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of formation applicable to the Portfolio Fund.

1. Structure, management and investment authority

On a case-by-case basis, USTHFM will decide the following matters, taking into account this Proxy Voting Policy and the factors relevant to each decision, including without limitation the factors specified below:

    a. Approval or renewal of investment advisory agreements

       o   current and proposed fee schedules
       o   performance history of the Portfolio Fund
       o   continuation of Management talent
       o   alignment of interests between Management and Portfolio Fund Owners

    b. Approval or renewal of distribution agreements

       o   current and proposed distribution payments
       o   other terms of the current and proposed distribution agreements

    c. Approval of distribution plans

       o   compensation arrangements
       o   proposed changes from the current distribution plan, if applicable

       o   current size of Portfolio Fund and any recent changes in the size

    d. Change in fees or expenses

       o   comparison to industry standards
       o   potential impact on the value of the returns of the Portfolio Fund
       o   retention of Management talent

    e. Change in the "fundamental policies" of the Portfolio Fund

       o   Management's reasons for the proposed change
       o   performance history of the Portfolio Fund
       o   any proposed change in Management

    f. Change in side pocket limitations

       o   Potential impact on the value of the returns of the Portfolio Fund

    g. Conversion of the Portfolio Fund from closed-end to open-end form (or from open-end to closed-end form)

       o   Management's reasons for the proposed change
       o   performance history of the Portfolio Fund
       o   continuation of Management talent
       o   effect on the Portfolio Fund's investment strategy
       o   potential impact on the value of the returns of the Portfolio Fund

    h. Conversion of the Portfolio Fund from a 3(c)(1) fund to a 3(c)(7) fund

       o   Management's reasons for the proposed change
       o   anticipated effects of the change

    i. Termination or liquidation of the Portfolio Fund

       o   terms of liquidation
       o   past performance of the Portfolio Fund
       o strategies employed to avoid terminating or liquidating the Portfolio Fund

2. Classes of shares or units and voting rights

USTHFM will generally vote against the following proposals:

         a. To establish a class or classes with terms that may disadvantage other classes.

         b. To introduce unequal voting rights.

         c. To change the amendment provisions of an entity by removing investor approval requirements.

C. All other matters

All other proxy decisions regarding securities issued by Portfolio Companies will be determined on a case-by-case basis taking into account the general policy set forth above.

D. Waiving voting rights

U.S. Trust, USTHFM, and their affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"). In addition, USTHFM provides discretionary advice to USTHFM Funds that are registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The BHCA and the 1940 Act limit the percentage of a Portfolio Fund's voting securities that discretionary clients of USTHFM and its affiliates may hold in the aggregate. Accordingly, USTHFM generally waives its voting rights with respect to Portfolio Funds in which it has used its discretionary authority to invest client assets. USTHFM's waiver of voting rights with respect to a Portfolio Fund waives the voting rights of all of USTHFM's discretionary clients invested in that Portfolio Fund.

       APPENDIX B - USTHFM VOTING POLICIES FOR PUBLICLY-TRADED SECURITIES
                                (ROUTINE ISSUES)

USTHFM has determined that the following items are considered routine and will generally be voted in a manner consistent with the recommendations of management of the issuer:

   1)    Ratification of auditors and compensation paid to auditors

   2) Corporate housekeeping matters - including proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.

   3) Routine capitalization matters - including matters relating to adjusting authorized common or preferred stock, reverse splits or other business matters not related to anti-takeover measures, issuance of shares in connection with an acquisition, or increase in capital stock for a shareholder rights plan.

   4) Composition of the board - including removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the board must be independent are not considered routine.

   5) General corporate matters - such as formation of a holding company, reincorporation under the laws of a different state or country, issuance of special reports (including reports on employment and recruiting practices in relation to gender, race or other characteristics) and reports on charitable/political contributions and activities, adoption, renewal or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.

   6) Routine procedural matters - such as the opening of the shareholder meeting, acknowledgement of the proper convening of meeting, that the meeting has been convened under local regulatory requirements, the presence of quorum, the agenda for the meeting, the election of the chair of the meeting, the appointment of shareholders to cosign the minutes of the meeting, regulatory filings, the designation of inspector(s) or shareholder representative(s) for the meeting, the designation of two shareholders to approve and sign minutes of the meeting, the allowance of questions, the publication of minutes, the closing of the meeting, and authorizing the board to ratify and execute approved resolutions, and prepare and approve the list of shareholders.

   7) Remuneration report - In several non-U.S. markets, including the United Kingdom, Sweden, Australia, and the Netherlands, shareholders are given the opportunity to ratify the company's equity based, and cash compensation policies. We generally vote for the routine approval of remuneration reports in non-U.S. markets.

   8) Annual formal discharge of the board and management - In several non-U.S. markets, shareholders are asked to approve actions taken by the board and management during the year. The annual formal discharge is a tacit vote of confidence in the company's management. We generally vote for discharge of the board and management, unless there are serious questions about actions of the board or management for the year in question or unless legal action is being taken against the board or management by other shareholders. In addition, we typically vote against proposals to remove the annual discharge of board and management from the agenda.

             APPENDIX C - USTHFM VOTING POLICIES FOR PUBLICLY-TRADED
                        SECURITIES (NON-ROUTINE ISSUES)

USTHFM has adopted the following guidelines with respect to the following non-routine issues:

1 -      Proposals Regarding Director Elections

         i. Election of directors - We typically vote for on individual director nominees in an uncontested election of directors. We evaluate a contested election of directors on a case-by-case basis considering such factors as the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

         ii. Cumulative voting for the election of directors - Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We typically vote against proposals for cumulative voting and for proposals to eliminate cumulative voting.

         iii. Classified boards - We believe that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that a non-classified board (requiring re-election of all directors annually) increases the accountability of the board to shareholders. We typically vote against proposals seeking classification of a board and for proposals seeking declassification.

         iv. Term limits for independent directors - We believe that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company's shareholders and that term limits do not serve shareholders' interests. We typically vote against proposals to set any term limits.

         v. Proposals concerning whether a majority of the board must be independent - We believe that it is beneficial for a majority of the board of directors of a company to be comprised of independent directors. As such, we typically vote for such proposals.

         vi.      Proposals requiring a majority vote for election of directors
                  - We typically vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).

2 -      Other Director-Related Proposals

         i. Proposals limiting liability or providing indemnification of directors - We believe that, in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We will typically vote for such proposals.

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


         ii. Proposals regarding director share ownership - Similarly to employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director's cash compensation) or through option grants, we believe director share ownership is in the interests of shareholders. We typically vote for such proposals.

3 -      Anti-Takeover Proposals and Shareholder Rights

         i. Shareholder rights plans and poison pills - Poison pills are a defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other then the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any takeover, even at a substantial premium to shareholders. We typically vote against poison pill plans and against proposals to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

         ii. Defensive Use of Share Issuances - We typically vote against management requests to issue shares in the event of a takeover offer or exchange bid for the company's shares.

         iii. Other anti-takeover provisions - We typically vote against other anti-takeover provisions, such as blank check preferred stock, greenmail provisions, shark repellants and increases in authorized shares for anti-takeover purposes and will typically vote for proposals such as fair price amendments.

         iv. Limitations on shareholder rights - We typically vote against proposals that limit shareholders' corporate rights, including the right to act by written consent, the right to remove directors, to amend bylaws, to call special meetings, or nominate directors.

         v. Proposals regarding supermajority vote requirement - We support shareholders' ability to approve or reject matters based on a simple majority. We typically vote against proposals to institute a supermajority vote requirement.

         vi. Proposals regarding confidential voting - Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their voting rights, which we believe is not in the best interests of a company's shareholders. We typically vote for the adoption of confidential voting proposals and against proposals to prohibit confidential voting.

         vii. Discretionary voting of unmarked proxies - Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We typically vote against such proposals.

4 -      Management Compensation Proposals

           i. Equity-based compensation plans - We will assess the potential cost of equity-based compensation plans by using the quantitative approach used by a proxy voting service in evaluating such plans. The quantitative approach is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value.

                  We will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. We typically vote for equity-based plans with costs within the allowable cap and against those with costs above the allowable cap. In addition, we generally vote against plans that provide: (a) for repricing of underwater stock; (b) excessive CEO compensation relative to company performance (i.e., pay-for-performance disconnect); or (c) excessive three-year average burn rate. We may also vote against an equity-based plan proposal if there are significant concerns about egregious compensation practices, even if the costs of such plans are within the allowable cap.

          ii. Shareholder proposals on compensation - disclosure/setting levels or types of compensation for executives and directors - We typically vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. We typically vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. We typically vote against shareholder proposals requiring director fees be paid in stock only.

         iii. Performance-based awards - We typically vote for shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless: (a) the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); and (b) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

         iv. Severance agreements for executives/golden parachutes - We typically vote for shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. We typically vote for proposals to ratify or cancel golden parachutes if they include the following: (a) the triggering mechanism is beyond the control of management; (b) the amount does not exceed three times base salary (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs); and (c) change-in-control payments include the following double-triggers: (I) after a change in control has taken place, and (II) termination of the executive as a result of the change in control. A change in control is defined as a change in the company ownership structure.

         v. Supplemental executive retirement plans (SERPs) - We typically vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

         vi. Retirement bonuses for directors and statutory auditors - We typically vote against payment of retirement benefits to non-executive directors and statutory auditors. When one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company for at least three years, we oppose payment,

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




                  particularly as the size of these payments may be at the discretion of the board. If any one individual does not meet our criteria, we typically vote against the entire proposal.

All other shareholder proposals regarding executive and director pay will be voted on a case-by-case basis taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

5 -      Non-Routine General Corporate Matters

         i. Proposals relating to asset sales, mergers, acquisitions, reorganizations and restructurings - These proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation's business and is best situated to take appropriate courses of action. Thus, we typically vote for such proposals.

         ii. Financial results/director and auditor reports - We typically vote for approval of financial statements and director and auditor reports, unless: (a) there are concerns about the statements presented or audit procedures used; or (b) the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

         iii. Appointment of statutory auditors - We typically vote for the appointment or reelection of statutory auditors, unless: (a) there are serious concerns about the statutory reports presented or the audit procedures used; (b) questions exist concerning any of the statutory auditors being appointed; or
                  (c) the auditors have previously served the company in an executive capacity or are otherwise considered affiliated with the company.

         iv. Allocation of income - We typically vote for approval of the allocation of income, unless: (a) the dividend payout ratio has been consistently below 30 percent without adequate explanation; or (b) the payout is excessive given the company's financial position.

         v. Stock (scrip) dividend alternative - We generally vote for most stock (scrip) dividend proposals. However, we typically vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

         vi. Amendments to articles of incorporation or articles of association - We generally vote for proposals to amend articles of incorporation or articles of association if: (a) shareholder rights are protected; (b) there is negligible or positive impact on shareholder value; (c) management provides adequate reasons for the amendments; and (d) the company is required to do so by law (if applicable). We typically vote against proposals to amend articles if the amendment is deemed not to be in the long-term economic best interest of shareholders.

         vii. Change in company fiscal term - We typically vote for proposals to change a company's fiscal term unless a company's motivation for the change is to postpone its Assembly General Meeting.

         viii. Lower disclosure threshold for stock ownership - We typically vote against proposals to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

         ix. Amend quorum requirements - We generally vote against proposals to lower the quorum requirement, unless we believe the proposal is consistent with market norms, the company's reasons for the change are in line with shareholders' interests, and the company's ownership structure would not hamper wider shareholder participation. Companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings.

         x. Increase in borrowing powers - We generally vote for proposals to approve increases in a company's borrowing powers after taking into account management's stated need for the increase, the size of the increase, and the company's current debt-to-equity ratio or gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has an exceptionally high debt-to-equity ratio compared to its industry, we typically vote against the proposal.

         xi. Share repurchase plans - We typically vote for share repurchase plans, unless: (a) clear evidence of past abuse of the authority is available; or (b) the plan contains no safeguards against selective buybacks.

         xii. Reissuance of shares repurchased - We typically vote for proposals to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

         xiii. Capitalization of reserves for bonus issues/increase in par value - We typically vote for proposals to capitalize reserves for bonus issues of shares or to increase par value.

         xiv. Adjust par value of common stock - We typically vote for management proposals to reduce par value of common stock.

         xv. Issuances of shares with or without preemptive rights - General issuances: We typically vote for proposals for the issuance of shares with preemptive rights to a maximum of 100 percent over currently issued capital. We typically vote for proposals for the issuance of shares without preemptive rights to a maximum of 20 percent of currently issued capital. We typically vote against proposals for the general issuance of shares with or without preemptive rights above and beyond the aforementioned thresholds. Specific Issuances: We typically vote on a case-by-case basis.

         xvi. Control and profit transfer agreements - We generally vote for management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

         xvii. Mandatory takeover bid waivers - We generally vote against proposals to waive mandatory takeover bid requirements. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners. However, we are in favor of a waiver of mandatory takeover bid requirements when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom, Ireland and Australia, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under such circumstances, we generally vote for such a waiver if the share repurchase would not push the large shareholder's stake in the company above 50 percent.

         xviii. Expansion of business activities - We typically vote for the expansion of business activities unless the new business takes the company into risky areas.

         xix. Related-party transactions - We generally vote for related-party transactions, unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms to shareholders.

         xx. Proposals for extinguishing shareholder preemptive rights - Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. For companies having large, actively-traded equity capitalizations, individual shareholder's proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more beneficial to shareholders than the ability to maintain proportionate ownership through preemptive rights. We typically vote for proposals to extinguish such rights and against proposals to create such rights.

         xxi. Proposals requiring consideration of comparative fee information by independent auditors - The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus, the comparison of one auditor's fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we typically vote against such proposals.

         xxii. Proposals mandating diversity in hiring practices or board composition - We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that Federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with Federal and state laws that prohibit employment discrimination. We typically vote against such proposals.

         xxiii. Proposals prohibiting dealings with certain countries - The decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the U.S. government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is up to management to determine whether it would be appropriate for a company to do business in that country. We typically vote against such proposals.

         xxiv. Proposals to limit the number of other public corporation boards on which the CEO serves - We believe that service on multiple boards may enhance the CEO's performance by broadening his or her experience and facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. We typically vote against such proposals.

         xxv. Proposals to limit consulting fees to an amount less than audit fees - We believe that access to the consulting services of professionals is a valuable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management's access to such resources is not in the interests of the corporation's shareholders. We typically vote against such proposals.

         xxvi. Proposals to require the expensing of stock options - Current accounting standards in the U.S. require the expensing of stock options, but not all foreign countries have adopted this standard. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We typically vote for such proposals.

         xxvii. Proposals restricting business conduct for social and political reasons - We do not believe that social and political restrictions should be placed on a company's business operations, unless determined to be appropriate by management. While, from an investment perspective, we may consider how a company's social and political practices may affect present and prospective valuations and returns, we believe that proposals that prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and are not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We typically vote against such proposals.

         xxviii. Proposals requiring companies' divestiture from various businesses - Proposals to require companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interest groups. We believe that management is best suited to determine a company's business strategy and to consider the interests of all shareholders with respect to such matters. We typically vote against such proposals.

6 -      Distressed and Defaulted Securities

         i. Waivers and consents - We may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (a) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (b) potential for avoiding cross-defaults under other agreements; and (c) likelihood that deferral of default will give the obligor an opportunity to improve its business operations. We will generally vote such proposals on a case-by-case basis.

         ii. Voting on Chapter 11 plans of liquidation or reorganization - We may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (a) other alternatives to the proposed plan; (b) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (c) whether the vote is likely to increase or decrease recoveries to clients. We will generally vote such proposals on a case-by-case basis.

7 -      Other Shareholder proposals

Other shareholder proposals may arise from time to time that have not been previously considered by management. These proposals often have a narrow parochial focus. We typically vote with management with regard to such proposals.

                        APPENDIX D - CONFLICTS PROCEDURES

Conflicts Related to Voting Securities Issued By Investment Companies and Alternative Investment Vehicles Advised or Sub-advised by USTHFM or Its Affiliates

We may have voting authority for securities issued by mutual funds, hedge funds or other alternative investment vehicles advised or sub-advised by us or our affiliates. In these circumstances, we may have a conflict of interest in voting these securities on behalf of our clients, particularly in matters relating to approval of investment management agreements, changes in advisory or other fees, or mergers and acquisitions. In all cases, it is our policy to vote these securities in accordance with the recommendations of an independent proxy voting firm.

Conflicts Associated with Voting Securities Issued by Affiliated Companies

USTHFM is affiliated with a company whose shares are publicly traded. USTHFM may have voting authority for securities issued by such affiliate. We may have a conflict of interest in voting these securities on behalf of our clients as a result of this affiliation. In all cases, it is our policy to vote any securities issued by an affiliate in accordance with the recommendation of an independent proxy voting firm.

USTHFM will periodically obtain representations and assurances from any such independent voting firm that it is not itself conflicted from making recommendations. If USTHFM determines that such firm also has a conflict, USTHFM will secure the services of another independent proxy voting firm and vote the securities in accordance with the recommendations of that firm.

EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS (TI), LLC
Financial Statements With Report of Independent Registered Public Accounting Firm Period from April 23, 2007 (Commencement of Operations) to March 31, 2008



               Excelsior Directional Hedge Fund of Funds (TI), LLC
                              Financial Statements

    Period from April 23, 2007 (Commencement of Operations) to March 31, 2008

                                    Contents

Report of Independent Registered Public Accounting Firm.......................1

Statement of Assets, Liabilities and Members' Equity - Net Assets as of

        March 31, 2008........................................................2

Statement of Operations for the Period from April 23, 2007 (Commencement of
        Operations) to March 31, 2008.........................................3

Statements of Changes in Members' Equity - Net Assets for the Period from

        April 23, 2007 (Commencement of Operations) to March 31, 2008.........4

Statement of Cash Flows for the Period from April 23, 2007 (Commencement of
        Operations) to March 31, 2008.........................................5

Financial Highlights for the Period from April 23, 2007 (Commencement of
        Operations) to March 31, 2008.........................................6

Notes to Financial Statements.................................................7



          The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available on the Commission's website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on Form N-Q is available without charge, upon request, by calling collect (203) 352-4497.

          A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling collect (203) 352-4497 and on the Commission's website at HTTP://WWW.SEC.GOV.

          Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling collect (203) 352-4497, and on the Commission's website at HTTP://WWW.SEC.GOV.

              Report of Independent Registered Public Auditing Firm

To the Board of Managers and Members of Excelsior Directional Hedge Fund of Funds (TI), LLC:

In our opinion, the accompanying statement of assets, liabilities and members' equity - net assets, and the related statements of operations, of changes in members' equity - net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Directional Hedge Fund of Funds (TI), LLC (the "Fund") at March 31, 2008, and the results of its operations, the changes in its members' equity - net assets, its cash flows and the financial highlights for the period April 23, 2007 (commencement of operations) through March 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As explained in Note 2, the financial statements include an investment held by the Fund valued at $303,989,349 (100.01% of the Fund's net assets) at March 31, 2008, the value of which has been fair valued by the Adviser, under the general supervision of the Board of Managers, in the absence of a readily ascertainable market value.

PricewaterhouseCoopers LLP

New York, New York

May 28, 2008

Excelsior Directional Hedge Fund of Funds (TI), LLC Statement of Assets, Liabilities and Members' Equity - Net Assets


                                                                         March 31, 2008

ASSETS

Investment in Excelsior Directional Hedge Fund of Funds Master

         Fund, LLC at fair value                                          $ 303,989,349
Cash and cash equivalents                                                     4,631,737
Investments in Excelsior Directional Hedge Fund of Funds Master
         Fund, LLC made in advance                                            5,000,000

  Reimbursement for expenses in excess of expense limitation                     97,364
  Other assets                                                                   92,501

Total Assets                                                              $ 313,810,951

---------------------------------------------------------------------------------------
LIABILITIES

Members' interests received in advance                                        8,285,000
Repurchase of  Members' interests payable                                     1,149,768
Management fee payable                                                          401,564
Professional fees payable                                                        26,221


---------------------------------------------------------------------------------------
Other payable                                                                     3,665

Total Liabilities                                                             9,866,218
---------------------------------------------------------------------------------------
Net Assets                                                                $ 303,944,733

---------------------------------------------------------------------------------------
MEMBERS' EQUITY - NET ASSETS

Represented by:
   Capital                                                                $ 300,864,096
   Accumulated net unrealized appreciation on investment                      3,080,637

----------------------------------------------------------------------------------------
Members' Equity - Net Assets                                              $ 303,944,733

---------------------------------------------------------------------------------------
The accompanying notes and attached audited financial statements of Excelsior
Directional Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.


Excelsior Directional Hedge Fund of Funds (TI), LLC
Statement of Operations

      Period from April 23, 2007 (Commencement of Operations) to March 31, 2008

NET INVESTMENT LOSS ALLOCATED FROM EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS MASTER FUND, LLC:



Interest                                                                  $ 189,860
Expenses                                                                 (4,085,654)

    Net investment loss allocated from Excelsior Directional
             Hedge Fund of Funds Master Fund, LLC                        (3,895,794)

Fund Income:
    Interest                                                                 86,164

Fund Expenses:
    Management fee                                                        1,666,353
    Professional fees                                                        61,000
    Board of Managers' fees and expenses                                      7,000
    Administration fees                                                     241,639
    Other                                                                   125,778

        Expenses before reimbursement by the Investment Adviser           2,101,770

    Expenses reimbursed by the Investment Adviser                           (97,364)

        Total Expenses                                                    2,004,406

             Net Investment Loss                                         (5,814,036)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS ALLOCATED FROM
EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS MASTER FUND, LLC

Net realized gain on investment                                           5,979,177
Net change in accumulated unrealized appreciation on investment             997,254

Net Realized and Unrealized Gain on Investments Allocated from
Excelsior Directional Hedge Fund of Funds Master Fund, LLC                6,976,431

INCREASE IN MEMBERS' EQUITY - NET ASSETS DERIVED
FROM OPERATIONS                                                          $1,162,395


The accompanying notes and attached audited financial statements of Excelsior Directional Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

                         Excelsior Directional Hedge Fund of Funds (TI), LLC
                       Statements of Changes in Members' Equity - Net Assets

   Period from April 23, 2007 (Commencement of Operations) to March 31, 2008

OPERATIONS



Net investment loss                                                         $(5,814,036)
Net realized gain on investment                                               5,979,177
Net change in accumulated unrealized appreciation on investment                 997,254

Increase in Members' Equity - Net Assets Derived from Operations              1,162,395

CAPITAL TRANSACTIONS

Members' subscriptions                                                       49,432,844
Transfers of Members' interests*                                            310,364,405
Members' interests repurchased                                              (56,967,666)
Offering costs                                                                  (47,245)

Increase in Members' Equity - Net Assets Derived From Capital
         Transactions                                                       302,782,338

Net Increase in Members' Equity - Net Assets                                303,944,733

MEMBERS' EQUITY - NET ASSETS AT BEGINNING OF PERIOD

MEMBERS' EQUITY - NET ASSETS AT END OF PERIOD                             $ 303,944,733


*On April 23, 2007, all Members' interests were transferred from Excelsior Directional Hedge Fund of Funds Master Fund, LLC (the "Company"). The Fund, in turn, invested all of its capital in the Company.

The accompanying notes and attached audited financial statements of Excelsior Directional Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

Excelsior Directional Hedge Fund of Funds (TI), LLC
Statement of Cash Flows

       Period from April 23, 2007 (Commencement of Operations) to March 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES



Net increase in members' equity - net assets
     derived from operations                                                       $ 1,162,395

Adjustments to reconcile net increase in members' equity - net assets derived from operations to net cash used in operating activities:
Net change in accumulated unrealized appreciation on investment
allocated from Excelsior Directional Hedge Fund of Funds Master Fund, LLC             (997,254)
Net realized gain on investment allocated from Excelsior
  Directional Hedge Fund of Funds Master Fund, LLC                                  (5,979,177)
Net investment loss allocated from Excelsior Directional
  Hedge Fund of Funds Master Fund, LLC                                               3,895,794
Purchases of investment in Excelsior Directional Hedge
  Fund of Funds Master Fund, LLC                                                   (52,538,165)
Proceeds from investment in Excelsior Directional Hedge
  Fund of Funds Master Fund, LLC                                                    56,993,857
Increase in other assets                                                               (92,501)
Increase in reimbursement for expenses in excess of
  expense limitation                                                                   (97,364)
Increase in management fee payable                                                     401,564
Increase in professional fees payable                                                   26,221
Increase in other payable                                                                3,666


Net Cash Used in Operating Activities                                                2,779,036

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from members' subscriptions                                                57,717,844
Payments for members' interests repurchased                                        (55,817,898)
Offering costs paid                                                                    (47,245)

Net Cash Provided by Financing Activities                                            1,852,701

Net increase in cash and cash equivalents                                            4,631,737
Cash and cash equivalents at beginning of period                                             -



Cash and Cash Equivalents at End of Period                                         $ 4,631,737

Supplementary Disclosure of Non-Cash Information
Transfer of members' interest from Excelsior Directional Hedge
     Fund of Funds Master Fund, LLC                                               $310,364,405

The accompanying notes and attached audited financial statements of Excelsior
Directional Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.


Excelsior Directional Hedge Fund of Funds (TI), LLC
Financial Highlights

Period from April 23, 2007 (Commencement of Operations) to March 31, 2008

The following represents the ratios to average members' equity - net assets, total return and other supplemental information for the period indicated:


Net assets, end of period                                                          $303,944,733

Ratio of net investment loss to average members' equity - net                         (1.78%)
assets (a)

Ratio of total expenses to average members' equity - net                               1.89%
assets (b) (c)
Ratio of net expenses to average members' equity - net
assets (b)                                                                             1.86%
Total return (d)                                                                      (0.13%)


(a) The ratio reflects the income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Company.
(b) The ratio reflects the expenses assuming inclusion of the Fund's proportionate share of the expenses of the Company.
(c) The ratio is before any expense limitation or reimbursement per the Expense Limitation Agreement.
(d) Total return assumes a purchase of an interest in the Fund on the first day and the sale of an interest on the last day of the period and is calculated using geometrically linked monthly returns.

The accompanying notes and attached audited financial statements of Excelsior Directional Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

Excelsior Directional Hedge Fund of Funds (TI), LLC
Notes to Financial Statements
March 31, 2008

1. Organization

Excelsior Directional Hedge Fund of Funds (TI), LLC (the "Fund") was organized as a limited liability company under the laws of Delaware on February 26, 2007, and commenced operations on April 23, 2007. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Fund's investment objective is to seek capital appreciation. The Fund pursues its investment objective by investing substantially all of its assets in Excelsior Directional Hedge Fund of Funds Master Fund, LLC (the "Company"), a closed-end, non-diversified, management investment company. The Company pursues its investment objective principally through a multi-manager, multi-strategy program of investments in a diverse group of investment funds that primarily invest or trade in a wide range of equity and debt securities. The investment managers selected by the Company generally conduct their investment programs through these investment funds (collectively, the "Investment Funds"), in which the Company invests as a limited partner or member along with other investors.

The financial statements of the Company, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Fund's financial statements. The percentage of the Company's members' equity owned by the Fund at March 31, 2008 was 95.12%.

U.S. Trust Hedge Fund Management, Inc. serves as the investment adviser of the Company and as a manager to the Fund (the "Adviser"). On July 1, 2007, the Adviser became an indirect wholly-owned subsidiary of Bank of America Corporation ("Bank of America"). Bank of America is a bank holding and a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina. Prior to July 1, 2007, the Adviser was a wholly-owned subsidiary of U.S. Trust Corporation ("U.S. Trust"), a registered financial holding company, which, in turn, was a wholly-owned subsidiary of The Charles Schwab Corporation.

Excelsior Directional Hedge Fund of Funds (TI), LLC Notes to Financial Statements (continued)

March 31, 2008


1. Organization (continued)

On July 1, 2007, U.S. Trust and its subsidiaries, including the Adviser, were acquired by Bank of America (the "Sale"). The Adviser continued to serve as the investment adviser to the Company after the Sale pursuant to a new investment advisory agreement with the Company (the "New Advisory Agreement") that was approved by the Board of Managers of the Company at a meeting held on January 11, 2007 and was approved by members of the Company at a special meeting of members of the Company held on March 29, 2007. The Adviser also continued to serve as manager of the Fund after the Sale pursuant to a new management agreement with the Fund (the "New Management Agreement") that was approved by the Fund's Board of Managers (the "Board"). Each of the New Advisory Agreement and the New Management Agreement is identical in all material respects to the investment advisory agreement and management agreement, respectively, previously in effect except for the term and the date of effectiveness. The Adviser provides various management and administrative services to the Company and the Fund.

The Board has overall responsibility to manage and supervise the operations of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board has engaged the Adviser to manage the day-to-day operations of the Fund.

Subscriptions for interests in the Fund ("Interests") by eligible investors may be accepted as of the first day of each calendar quarter, or at such times as the Board may determine. The Fund may, from time to time, offer to repurchase Interests from its members ("Members") pursuant to written tenders by the Members. These repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the Company's assets and other factors considered by the Board. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Interests from Members twice each year, at June 30th and December 31st. Members can only transfer or assign Interests under certain limited circumstances.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Excelsior Directional Hedge Fund of Funds (TI), LLC Notes to Financial Statements (continued)

March 31, 2008

2. Significant Accounting Policies (continued)

a.     Portfolio Valuation

The net asset value of the Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of each fiscal period (as defined in the Fund's Limited Liability Company Agreement), in accordance with the valuation principles set forth below, or as may be determined from time to time pursuant to policies established by the Board.

The Fund records its investment in the Company at fair value. The Fund's investment in the Company is represented by the Fund's proportionate interest in the Company's Members' Equity - Net Assets at March 31, 2008. Valuation of investments held by the Company is discussed in the notes to the Company's financial statements.

The net unrealized appreciation on investments, which is included in Members' Equity - Net Assets on the Statement of Assets, Liabilities and Members' Equity
- Net Assets, reflects the Fund's allocated share of the Company's net unrealized gain on investments.

Distributions received from the Company, whether in the form of cash or securities, are applied first as a reduction of the investment's cost, and any excess is treated as realized gain from investments in Investment Funds. Realized gains or losses on investments in Investment Funds are measured by the difference between the proceeds from the sale or liquidation and the cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation reported in prior years.

b.     Fund Expenses

The Fund bears its own expenses and, indirectly, bears a pro rata portion of the Company's expenses incurred in its business, including, but not limited to, the following: fees paid directly or indirectly to the investment managers of the Investment Funds; all costs and expenses directly related to portfolio transactions and positions for the Company's account; legal fees; accounting and auditing fees; custodial and escrow fees; fees paid to the Fund's and the Company's administrator; costs of insurance; management fees and advisory fees; travel and related expenses of the Fund's and the Company's Boards; all costs with respect to communications regarding the Fund's and the Company's transactions among the Adviser and any custodian or other agent engaged by the Fund; and other types of expenses approved by the Fund's and the Company's Boards.

Excelsior Directional Hedge Fund of Funds (TI), LLC
Notes to Financial Statements (continued)
                                                           March 31, 2008

2. Summary of Significant Accounting Policies (continued)

b.     Fund Expenses (continued)

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement"), under which the Adviser has agreed to waive its fees, or to pay or absorb (subject to the reimbursement described below) the ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses of the Fund, including organizational and offering costs and the proportionate share of the Company's expenses to 1.84% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred, and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time the fee was waived or the expense was paid or absorbed. The Expense Limitation Agreement will remain in effect until December 31, 2010 and continue thereafter until terminated by the Adviser or the Fund. As of March 31, 2008, the Fund carried forward $97,364 of excess expenses pursuant to the Expense Limitation Agreement. Reimbursement of these expenses is dependent on future levels of Members' equity and expenses of the Fund and the Company.

c.     Income Taxes

As a limited liability company, no provision for the payment of Federal, state or local income taxes has been provided by the Fund. Each Member is individually required to report on its own tax return its share of the Fund's taxable income or loss. The Fund has a tax year end of December 31.

Net investment income or loss and net realized and unrealized gain or loss from investments of the Fund for each fiscal period are allocated among, and credited to or debited against, the capital accounts of all Members as of the last day of each fiscal period in accordance with each Member's respective investment percentage for the fiscal period, as defined in the Fund's Limited Liability Company Agreement.

The cost of the Fund's investment in the Company for Federal income tax purposes is based on amounts reported to the Fund by the Company on a Schedule K-1 for the year ended December 31, 2007. At December 31, 2007, the cost of investment for Federal income tax purposes was $284,044,434. This includes aggregate gross unrealized appreciation of $32,946,937.

Excelsior Directional Hedge Fund of Funds (TI), LLC
 Notes to Financial Statements (continued)
                                                             March 31, 2008

2. Summary of Significant Accounting Policies (continued)

d.     New Accounting Pronouncements

Effective April 23, 2007, the Fund adopted the Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns in order to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Fund has evaluated the application of FIN 48 and has determined that it does not have a material impact on the Fund's financial statements. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year ended December 31, 2007. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. Federal tax returns remains open for the year ended December 31, 2007. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

FASB issued a Statement No. 157 in September 2006, Fair Value Measurements, which is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. This statement provides enhanced guidance for using fair value to measure assets and liabilities. It clarifies fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. The standard applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. The standard does not expand the use of fair value in any new circumstances. The Fund is reviewing the statement and its impact on the financial statements.

e.     Other

Cash and cash equivalents consist of amounts maintained in a PFPC Trust Company interest-bearing account. Interest income is recorded on the accrual basis.

The Fund records its proportionate share of the Company's investment income, expenses and realized and unrealized gains and losses.

                            Excelsior Directional Hedge Fund of Funds (TI), LLC

                                                                 March 31, 2008

3. Management Fee, Related Party Transactions and Other

As of March 31, 2008, the Adviser's employees and affiliates have a combined interest of approximately 9.50% of the Members' equity - net assets.

The Adviser provides certain investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of investment managers. Further, the Adviser provides certain management and administrative services to the Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Fund pays the Adviser a quarterly management fee at an annual rate of 0.5% based on the Fund's net assets on the first business day of each quarter after adjustment for any subscriptions effective on that date. For the year ended March 31, 2008, the management fee was $1,666,353, of which $401,564 was payable as of March 31, 2008.

The Board is made up of three Managers who are independent of the Adviser (the "Disinterested Managers"), and one Manager who is an "interested person," as defined by Section 2(a)(19) of the 1940 Act, of the Fund. The Disinterested Managers receive per-meeting fees of: $500 for attendance at quarterly meetings of the Board; and $500 for telephone participation at a quarterly Board meeting or for participation at a telephonic special meeting of the Board. All Disinterested Managers may be reimbursed for expenses of attendance, if any, at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Managers. Any Manager who is an "interested person" does not receive any retainer or other fee from the Fund. The Fund incurred $7,000 of per meeting fees for the year ended March 31, 2008, none of which is payable as of March 31, 2008.

The Fund has retained J.D. Clark & Company (the "Administrator") to provide accounting and certain administrative and investor services to the Fund. In connection with such services provided, the Fund pays the Administrator a quarterly fee equal to the greater of: (i) $3,000; or (ii) .00025 of the Fund's net assets as of the first day of each calendar quarter on the first $150 million of net assets, plus .000125 of the Fund's net assets in excess of $150 million. For the year ended March 31, 2008, the Fund incurred $241,639 in expenses related to such administrative services, none of which is payable as of March 31, 2008.

         Excelsior Directional Hedge Fund of Funds (TI), LLC Notes to Financial
                                                        Statements (continued)

                                                                  March 31, 2008

4. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These may include, but are not limited to, short selling activities, writing option contracts, contracts for differences and equity swaps. However, as a result of the investments by the Company as a limited partner or member, the Company's liability with respect to its investments in the Investment Funds is limited to the net asset value of its interest in each Investment Fund.

5. Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be established; however, based on experience, the risk of loss from any such claims is considered remote.

6. Subsequent Events

At March 31, 2008, the Fund had received subscriptions in advance for Interests from Members in the amount of $8,285,000. These subscriptions became Interests in the Fund effective April 1, 2008. The Fund also invested $5,000,000 in the Company as of April 1, 2008.

                             Excelsior Directional Hedge Fund of Funds (TI), LLC
                                                  Company Management (Unaudited)
--------------------------------------------------------------------------------

                                                                  March 31, 2008

--------------------------------------------------------------------------------

Information pertaining to the Board and officers of the Fund is set forth below:


                                                                                                                        Number of
                                                Term of                                                                Portfolios in
                               Position(s)     Office and                                                               Fund Complex
                              Held with the    Length of                                                               Overseen by
Name, Address and Age             Fund        Time Served         Principal Occupation During Past Five Years            Manager
------------------------------------------------------------------------------------------------------------------------------------
                                                   Independent Managers

Gene M. Bernstein             Manager          Term-              Director of NIC Holding Corp. He was Dean of the Skodneck     5
c/o Excelsior Directional                      Indefinite;        Business Development Center at Hofstra University from
Hedge Fund of Funds                            Length - since     2000-2001. Prior to that, Mr. Bernstein was President and
(TI), LLC                                      October 2000       Vice Chairman at Northville Industries, a petroleum
225 High Ridge Road                                               marketing, distribution, trading and storage company and
Stamford, CT 06905                                                wholly-owned subsidiary of NIC Holding Corp. Mr. Bernstein
Age 61                                                            serves as a director or manager of Excelsior Directional
                                                                  Hedge Fund of Funds Master Fund, LLC, Excelsior Directional
                                                                  Hedge Fund of Funds (TE), LLC, Excelsior Venture Partners
                                                                  III, LLC, and Excelsior Venture Investors III, LLC.

Victor F. Imbimbo, Jr.        Manager          Term-              President and CEO of Caring Today, LLC., the publisher        5
c/o Excelsior Directional                      Indefinite;        of Caring Today Magazine, the leading information
Hedge Fund of Funds                            Length - since     resource within the family caregivers market. Prior to
(TI), LLC                                      October 2000       this, Mr. Imbimbo, was Executive Vice President of
225 High Ridge Road                                               TBWA/New York and President for North America with
Stamford, CT 06905                                                TBWA/WorldHealth, a division of TBWA Worldwide where
Age: 55                                                           he directed consumer marketing program development for
                                                                  healthcare companies primarily within the pharmaceutical
                                                                  industry. Mr. Imbimbo serves as a director or manager of
                                                                  Excelsior Directional Hedge Fund of Funds Master Fund,
                                                                  LLC, Excelsior Directional Hedge Fund of Funds (TE), LLC,
                                                                  Excelsior Venture Partners III, LLC, and Excelsior
                                                                  Venture Investors III, LLC.

Stephen V. Murphy             Manager          Term-              President of S.V. Murphy & Co., an investment banking firm.   5
c/o Excelsior Directional                      Indefinite;        He also serves on the board of directors of The First
Hedge Fund of Funds                            Length - since     of Long Island Corporation, The First National Bank of
(TI), LLC                                      October 2000       Long Island and Bowne & Co., Inc. Mr. Murphy serves as
225 High Ridge Road                                               a director or manager of Excelsior Directional Hedge Fund
Stamford, CT 06905                                                of Funds Master Fund, LLC, Excelsior Directional Hedge Fund
Age 62                                                            of Funds (TE), LLC, Excelsior Venture Partners III, LLC,
                                                                  and Excelsior Venture Investors III, LLC.


                             Excelsior Directional Hedge Fund of Funds (TI), LLC
                                        Company Management (Unaudited) Continued
--------------------------------------------------------------------------------

                                                                  March 31, 2008

--------------------------------------------------------------------------------

Information pertaining to the Board and officers of the Fund is set forth below:


                                                                                                                        Number of
                                                Term of                                                                Portfolios in
                               Position(s)     Office and                                                               Fund Complex
                              Held with the    Length of                                                               Overseen by
Name, Address and Age             Fund        Time Served         Principal Occupation During Past Five Years            Manager
------------------------------------------------------------------------------------------------------------------------------------
                                                   Independent Managers

David R. Bailin*              Manager          Term-              Managing Director, Alternative Investment Solutions,          3
225 High Ridge Road                            Indefinite;        Bank of America (7/07 to present); Managing Director
Stamford, CT 06905                             Since              and Head of Alternative Investments, U.S. Trust (9/06
Age 48                                         September          to 6/07); co-founder of Martello Investment Management, a
                                               2006               hedge fund-of-funds specializing in trading strategies
                                                                  (2/02 to 9/06); Chief Operating Officer and Partner of
                                                                  Violy, Byorum and Partners, LLC, an investment banking
                                                                  firm focusing on Latin America (1/00 to 1/02); also a
                                                                  manager of Excelsior Directional Hedge Fund of Funds
                                                                  Master Fund, LLC and Excelsior Directional Hedge Fund of
                                                                  Funds (TE), LLC. Also a manager of Excelsior Absolute
                                                                  Return Fund of Funds Master Fund, LLC, Excelsior Absolute
                                                                  Return Fund of Funds, LLC, Excelsior Buyout Investors,
                                                                  LLC and Excelsior LaSalle Property Fund, Inc.

                                                Officers who are not Managers

Spencer Boggess               Chief            Term-              Managing Director, Alternative Investment Solutions, Bank     N/A
40 West 57th Street           Executive        Indefinite         of America (7/07 to present); President and Chief Executive
New York, NY 10019            Officer          Length -           Officer of U.S. Trust Hedge Fund Management, Inc. and
Age 41                                         Since March        Portfolio Manager of the Company (7/03 to present); Senior
                                               2006               V.P. and Director of Research, CTC Consulting, Inc. (10/00
                                                                  to 6/03).

Steven L. Suss                Chief            Term-              Chief Financial Officer, Alternative Investment Solutions,    N/A
225 High Ridge Road           Financial        Indefinite         Bank of America (7/07 to present); Director, Chief
Stamford, CT 06905            Officer and      Length -           Financial Officer and Treasurer (10/07 to present) and Senior
Age: 48                       Treasurer        Since April        Vice President (06/07 to present) of U.S. Trust
                                               2007               Hedge Fund Management, Inc.; Director (4/07 to present),
                                                                  Senior Vice President (7/07 to present), and President
                                                                  (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President
                                                                  of U.S. Trust's Alternative Investment Division (4/07 to
                                                                  6/07); Chief Financial Officer and Chief Compliance Officer,
                                                                  Heirloom Capital Management, L.P. (5/02 to 9/06); Vice
                                                                  President and Chief Financial Officer, Westway Capital LLC
                                                                  (9/97 to 1/02).

* Manager is an "interested person" (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

                             Excelsior Directional Hedge Fund of Funds (TI), LLC
                                        Company Management (Unaudited) Continued
--------------------------------------------------------------------------------

                                                                  March 31, 2008

--------------------------------------------------------------------------------

Information pertaining to the Board and officers of the Fund is set forth below:


                                                                                                                        Number of
                                                Term of                                                                Portfolios in
                               Position(s)     Office and                                                               Fund Complex
                              Held with the    Length of                                                               Overseen by
Name, Address and Age             Fund        Time Served         Principal Occupation During Past Five Years            Manager
------------------------------------------------------------------------------------------------------------------------------------


Mohan Badgujar                Chief            Term-              Director, Alternative Investment Solutions, Bank of           N/A
40 West 57th Street           Operating        Indefinite;        America (7/07 to present); Vice President of U.S. Trust
New York, NY 10019            Officer          Length -           Hedge Fund Management, Inc. (10/05 to present); Managing
Age: 49                                        Since March        Partner of Blue Hill Capital Partners LLC (10/03 to 10/05)
                                               2006               (Registered Investment Adviser); Financial Advisor at UBS
                                                                  Financial Services, Inc. (1/02 to 9/03); Principal of
                                                                  Columbia Software Consultants, Inc. (2001 to 2002).

Marina Belaya                 Secretary        Term-              Assistant General Counsel, Bank of America (7/07 to           N/A
114 W. 47th Street                             Indefinite;        present); Vice President and Senior Attorney of U.S. Trust
New York, NY 10036                             Length -           (2/06 to 6/07); Vice President, Corporate Counsel,
Age: 41                                        Since April        Prudential Financial (4/05 to 01/06); Associate, Schulte
                                               2007               Roth & Zabel LLP (09/02 to 03/05).

Linda J. Wondrack             Chief            Term-              Director (Columbia Management Group LLC and Investment        N/A
One Financial Center          Compliance       Indefinite;        Product Group Compliance), Bank of America (6/05 to
Boston, MA 02111              Officer          Length -           present); Director of Corporate Compliance and Conflicts
Age: 43                                        Since              Officer, MFS Investment Management (8/04 to 5/05); Managing
                                               September          Director, Deutsche Asset Management (prior to 8/04).
                                               2007


  All officers of the Company are employees and/ or officers of the Adviser.

  The SAI (or Statement of Additional Information) includes additional information about the managers of the Company and is available upon request.

EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS MASTER FUND, LLC
Financial Statements
With Report of Independent Registered Public Accounting Firm
Year Ended March 31, 2008

           Excelsior Directional Hedge Fund of Funds Master Fund, LLC
                              Financial Statements

                            Year Ended March 31, 2008

                                    Contents

Report of Independent Registered Public Accounting Firm...................... 1

Statement of Assets, Liabilities and Members' Equity - Net
        Assets as of March 31, 2008.......................................... 2

Schedule of Investments as of March 31, 2008................................. 3

Statement of Operations for the Year Ended March 31, 2008.................... 5

Statements of Changes in Members' Equity - Net Assets for
        the Years Ended March 31, 2008 and 2007.............................. 6

Statement of Cash Flows for the Year Ended March 31, 2008.................... 7

Financial Highlights for the Years Ended March 31, 2008,
        2007, 2006, 2005 and 2004............................................ 9

Notes to Financial Statements................................................10

         The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Forms N-Q. The Registrant's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on Form N-Q is available without charge, upon request, by calling collect (203) 352-4497.

         A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling collect (203) 352-4497 and on the Commission's website at http://www.sec.gov.

         Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling collect (203) 352-4497, and on the Commission's website at http://www.sec.gov.

  Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of Excelsior Directional Hedge Fund of Funds Master Fund, LLC:

In our opinion, the accompanying statement of assets, liabilities and members' equity - net assets, including the schedule of investments, and the related statements of operations, of changes in members' equity - net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Directional Hedge Fund of Funds Master Fund, LLC (the "Fund") at March 31, 2008, the results of its operations and its cash flows for the year then ended and the changes in its members' equity - net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2008 by correspondence with the custodian and underlying portfolio funds, provide a reasonable basis for our opinion. The financial highlights of the Fund for each of the three years in the period ended March 31, 2006 were audited by other auditors whose reports dated May 25, 2006 and May 24, 2004, expressed unqualified opinions on such financial statements.

As explained in Note 2, the financial statements include investments held by the Fund valued at $315,503,874 (98.73% of the Fund's net assets) at March 31, 2008, the values of which have been fair valued by the Adviser based on estimates provided by each portfolio fund, under the general supervision of the Board of Managers, in the absence of a readily ascertainable market value.

PricewaterhouseCoopers LLP

New York, New York

May 28, 2008

                      Excelsior Directional Hedge Fund of Funds Master Fund, LLC
               Statement of Assets, Liabilities and Members' Equity - Net Assets
--------------------------------------------------------------------------------

                                                                  March 31, 2008

--------------------------------------------------------------------------------

ASSETS

Investments in Investment Funds, at fair value (cost $230,259,960)  $315,503,874
Cash and cash equivalents                                              7,823,581
Investments in Investment Funds made in advance                       42,000,000
Receivables for interests in Investment Funds sold                       202,842
Other assets                                                              11,015
--------------------------------------------------------------------------------

Total Assets                                                        $365,541,312
--------------------------------------------------------------------------------

LIABILITIES

Members' interests received in advance                                45,000,000
Due to Adviser                                                           843,201
Professional fees payable                                                125,377
Other payable                                                              2,873
--------------------------------------------------------------------------------

Total Liabilities                                                     45,971,451
--------------------------------------------------------------------------------
Net Assets                                                          $319,569,861
--------------------------------------------------------------------------------

MEMBERS' EQUITY - NET ASSETS

Represented by:
Capital                                                             $234,325,947
Accumulated net unrealized appreciation on investments                85,243,914
--------------------------------------------------------------------------------

Member's Equity  - Net Assets                                       $319,569,861
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                      Excelsior Directional Hedge Fund of Funds Master Fund, LLC
                                                         Schedule of Investments
--------------------------------------------------------------------------------

                                                                  March 31, 2008

--------------------------------------------------------------------------------


                                                                                 % of        % Ownership    First
                                          First                                  Members'         of      Available
                                       Acquisition                  Fair         Equity -     Investment  Redemption
Investment Funds *                        Date          Cost **     Value**      Net Assets      Funds      Date ***  Liquidity ****
------------------------------------------------------------------------------------------------------------------------------------
HEDGED LONG/SHORT EQUITY FUNDS
------------------------------

Basix Capital Fund, L.P.                 7/1/2004   $  8,500,000   $10,953,671     3.43%        11.03%      N/A         Quarterly
Foundation Partners, L.P.                7/1/2002      8,000,000    11,750,391     3.68%         8.33%      N/A         Quarterly
SAB Capital Partners, L.P.               4/1/2001              -       763,159     0.24%         0.15%      N/A          Annually
Scopia PX, LLC                           9/1/2005      9,000,000    10,950,746     3.43%         4.57%      N/A         Quarterly
Spring Point Opportunity Partners, L.P.  7/1/2006     17,610,520    22,832,239     7.14%         5.93%      N/A         Quarterly
Swiftcurrent Partners, L.P.             10/1/2000      8,550,000    13,977,981     4.37%         1.41%      N/A          Annually
Tonga Partners, L.P.                    10/1/2000      4,060,553    10,494,381     3.28%         4.53%      N/A     Semi-annually
                                                    --------------------------------------
          Strategy Total                              55,721,073    81,722,568    25.57%
                                                    --------------------------------------

OPPORTUNISTIC (U.S. ONLY) FUNDS
-------------------------------

Alson Signature Fund, L.P                9/1/2006     14,000,000    13,933,456     4.36%         3.75%      N/A         Quarterly
Cadmus Capital Partners (QP), L.P.       7/1/2003      5,057,241     5,971,527     1.87%         9.48%      N/A               (1)
Quaker Capital Partners I, L.P.          1/1/2001      3,164,863    11,254,600     3.52%         3.08%      N/A          Annually
Seminole Capital Partners, L.P.          9/1/2005     17,200,000    19,418,697     6.08%         4.42%      N/A     Semi-annually
Valinor Capital Partners, L.P.           7/1/2007     10,000,000    10,386,296     3.25%         4.35%      (2)          Annually
                                                   --------------------------------------
          Strategy Total                              49,422,104    60,964,576    19.08%
                                                    --------------------------------------

HEDGED SECTOR FUNDS
-------------------

Coatue Qualified Partners, L.P.          1/1/2002      6,000,000    15,990,680     5.00%         2.08%      N/A         Quarterly
Durus Life Sciences Fund, LLC            1/1/2001        586,983        67,415     0.02%         2.05%      N/A               (3)
Longbow Partners, L.P.                   5/1/2004     16,200,000    21,001,968     6.57%         5.69%      N/A         Quarterly
Sivik Global Healthcare Partners, L.P.  11/1/2003      7,100,000     9,562,646     2.99%         6.17%      N/A     Semi-annually
                                                   --------------------------------------
          Strategy Total                              29,886,983    46,622,709    14.58%
                                                   --------------------------------------


ARBITRAGE/DISTRESSED FUNDS
--------------------------

Canyon Value Realization Fund, L.P.      7/1/2003     11,400,000    16,373,049     5.12%         0.57%      N/A          Annually
Farallon Capital Partners, L.P.         11/1/2004     22,000,000    29,835,025     9.34%         0.36%      N/A          Annually
JMG Capital Partners, L.P.              10/1/2000      5,591,605    12,366,421     3.87%         2.77%      N/A         Quarterly
Polygon Global Opportunities Fund, L.P.  8/1/2006     15,600,000    16,653,638     5.21%         1.40%      N/A     Semi-annually
                                                   --------------------------------------
          Strategy Total                              54,591,605    75,228,133    23.54%
                                                   --------------------------------------

                      Excelsior Directional Hedge Fund of Funds Master Fund, LLC
                                             Schedule of Investments (continued)
--------------------------------------------------------------------------------

                                                                  March 31, 2008

--------------------------------------------------------------------------------


                                                                                 % of        % Ownership    First
                                          First                                  Members'         of      Available
                                       Acquisition                  Fair         Equity -     Investment  Redemption
Investment Funds *                        Date          Cost **     Value**      Net Assets      Funds      Date ***  Liquidity ****
------------------------------------------------------------------------------------------------------------------------------------

OPPORTUNISTIC (GLOBAL/INTERNATIONAL) FUNDS
------------------------------------------

AKO Partners, L.P.                      10/1/2005     14,500,000    17,541,428     5.49%         4.16%      N/A         Quarterly
Delta Fund Europe, L.P.                  5/1/2006     14,000,000    14,940,545     4.68%         2.79%      N/A         Quarterly
Indus Asia Pacific Fund, L.P.            3/1/2004      6,000,000    10,307,915     3.23%         1.93%      N/A         Quarterly
Indus Event Driven Fund, L.P.            6/1/2005        138,195       234,386     0.07%         3.91%      N/A               (1)
Indus Japan Fund, L.P.                   3/1/2004      6,000,000     7,941,614     2.49%         2.92%      N/A         Quarterly
                                                   --------------------------------------
          Strategy Total                              40,638,195    50,965,888    15.96%
                                                   --------------------------------------

Total Investments in Investment Funds               $230,259,960   315,503,874    98.73%
                                                  ==============
Other Assets, Less Liabilities                                       4,065,987     1.27%
                                                                ------------------------
Members' Equity - Net Assets                                      $319,569,861   100.00%
                                                                ========================


*     Non-income producing investments.                        N/A Initial lock-up period has either expired prior to March 31,
**    See definition in Note 2a                                    2008 or Investment Fund did not have an initial lock-up period.
***   From original investment date.                               However, specific redemption restrictions may apply.
****  Available frequency of redemptions after initial         (1) The Investment Fund is closing, and is in the process of
      lock-up period.                                              returning capital to its partners.
                                                               (2) $4,162,764 has an initial lock-up period that expires on
                                                                   7/1/2010 and $6,223,532 has an initial lock-up period that expires on 7/1/2008.
                                                               (3) The Investment Fund is currently in liquidation and has eliminated partner withdrawal rights.



    The accompanying notes are an integral part of these financial statements.

                      Excelsior Directional Hedge Fund of Funds Master Fund, LLC
                                                         Statement of Operations
--------------------------------------------------------------------------------

                                                       Year Ended March 31, 2008

--------------------------------------------------------------------------------

INVESTMENT INCOME

Interest                                                             $  195,215
--------------------------------------------------------------------------------

Total Investment Income                                                  195,215
--------------------------------------------------------------------------------

OPERATING EXPENSES

Advisory fee                                                           3,407,337
Professional fees                                                        265,570
Board of Managers' fees and expenses                                      61,000
Bank note facility fee and interest expense                              242,925
Administration fees                                                       21,000
Other                                                                    185,242
--------------------------------------------------------------------------------

Total Operating Expenses                                               4,183,074
--------------------------------------------------------------------------------

Net Investment Loss                                                  (3,987,859)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from Investment Fund redemptions                     6,109,713
Net change in accumulated unrealized appreciation on investments         298,607
--------------------------------------------------------------------------------

Net Realized and Unrealized Gain on Investments                        6,408,320
--------------------------------------------------------------------------------

INCREASE IN MEMBERS' EQUITY - NET ASSETS
 DERIVED FROM OPERATIONS                                             $ 2,420,461
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                      Excelsior Directional Hedge Fund of Funds Master Fund, LLC
                           Statements of Changes in Members' Equity - Net Assets
--------------------------------------------------------------------------------



                                                                          Year Ended March 31,
                                                                            2008           2007
----------------------------------------------------------------------------------------------------
OPERATIONS

Net investment loss                                                  $  (3,987,859)   $  (5,303,738)
Net realized gain on investments                                         6,109,713       10,945,329
Net change in accumulated unrealized appreciation                          298,607       21,009,426
   on investments
----------------------------------------------------------------------------------------------------

Increase in Members' Equity - Net Assets Derived from                    2,420,461       26,651,017
   Operations
----------------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS

Members' subscriptions                                                 374,515,210       46,569,339
Members' interests repurchased                                         (57,365,810)     (54,878,772)
Transfers of Members' interests*                                      (310,364,405)
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Members' Equity - Net Assets
   Derived from Capital Transactions                                     6,784,995       (8,309,433)
---------------------------------------------------------------------------------------------------

Net Increase in Members' Equity - Net Assets                             9,205,456       18,341,584
MEMBERS' EQUITY - NET ASSETS AT BEGINNING
   OF PERIOD                                                           310,364,405      292,022,821
---------------------------------------------------------------------------------------------------

MEMBERS' EQUITY - NET ASSETS AT END OF PERIOD                        $ 319,569,861    $ 310,364,405
---------------------------------------------------------------------------------------------------


*On April 23, 2007, all Members' interests were transferred to Excelsior Directional Hedge Fund of Funds (TI), LLC (the "Fund"). The Fund, in turn, invested all of its capital in the Company.

   The accompanying notes are an integral part of these financial statements.

                      Excelsior Directional Hedge Fund of Funds Master Fund, LLC
                                                         Statement of Cash Flows
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                                                                    Year Ended March 31, 2008

-----------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES

Net increase in members' equity - net assets
   derived from operations                                                   $     2,420,461
Adjustments to reconcile net increase in members' equity -
   net assets derived from operations to net cash used in
   operating activities:
     Net change in accumulated unrealized appreciation on
     investments                                                                    (298,607)
     Net realized gain from Investment Fund redemptions                           (6,109,713)
     Purchases of Investment Funds                                               (25,100,000)
     Proceeds from sales of Investment Funds                                      30,914,277
Increase in receivables from Investment Funds                                        (61,731)
Increase in contributions to Investment Funds made in advance                    (27,900,000)
Decrease in other assets                                                              78,249
Decrease in due to Adviser                                                          (291,602)
Decrease in bank note facility fee and interest payable                              (28,003)
Increase in professional fees payable                                                 30,377
Decrease in administration fees payable                                              (56,549)
Decrease in other payable                                                           (176,507)
---------------------------------------------------------------------------------------------

Net Cash Used in Operating Activities                                            (26,579,348)
---------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from member subscriptions                                                88,597,896
Payments for member interests repurchased                                        (59,560,204)
---------------------------------------------------------------------------------------------

Net Cash Provided by Financing Activities                                         29,037,692
---------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                          2,458,344
Cash and cash equivalents at beginning of period                                   5,365,237
---------------------------------------------------------------------------------------------

Cash and Cash Equivalents at End of Period                                   $     7,823,581
---------------------------------------------------------------------------------------------


                      Excelsior Directional Hedge Fund of Funds Master Fund, LLC
                                             Statement of Cash Flows (continued)
--------------------------------------------------------------------------------

                                                       Year Ended March 31, 2008

--------------------------------------------------------------------------------

OPERATING ACTIVITIES

Supplementary Disclosure of Cash Flow Information
Cash paid during the period for interest                           $     141,079

FINANCING ACTIVITIES
Supplementary Disclosure of Non-Cash Information
Contributions from Feeder for transfer of members' interests       $ 310,364,405



   The accompanying notes are an integral part of these financial statements.

                      Excelsior Directional Hedge Fund of Funds Master Fund, LLC
                                                            Financial Highlights
--------------------------------------------------------------------------------

The following represents the ratios to average members' equity - net assets, total return, and other supplemental information for the periods indicated:


                           For the year     For the year     For the year     For the year     For the year
                          ended March 31,  ended March 31,  ended March 31,  ended March 31,  ended March 31,
                              2008*            2007             2006             2005             2004
                        --------------------------------------------------------------------------------------
Net assets, end of
   period               $319,569,861      $310,364,405     $292,022,821     $240,943,784     $173,964,183

Ratio of net                (1.18%)           (1.71%)          (1.75%)          (1.77%)          (1.82%)
 investment loss
 to average Members'
 equity - net
 assets (a), (b)
Ratio of expenses            1.24%             1.86%            1.85%            1.81%            1.87%
 to average Members'
 equity - net
 assets (a), (b)
Portfolio turnover           7.37%            30.25%           15.33%           15.61%           22.70%
Total return (c)             0.45%             8.82%           10.09%            4.83%           13.68%




* The Company reorganized into a master-feeder structure for this period. See Note 2b and Note 3 for further explanation of the change in expense structure for fiscal year ended March 31, 2008, as compared to prior fiscal years.
a)    Ratio does not reflect the Company's proportionate share of the net income
      (loss) and expenses, including incentive fees or allocations, of the Investment Funds. Please refer to Note 5 for additional information about the expenses of the Investment Funds that the Company indirectly bears.
(b) Average members' equity - net assets is determined using the net assets at the end of each month during the period.
(c) Total return is net of expenses and assumes a purchase of an interest in the Company on the first day and a sale of an interest on the last day of the period and is calculated using geometrically linked monthly returns.

   The accompanying notes are an integral part of these financial statements.

                      Excelsior Directional Hedge Fund of Funds Master Fund, LLC
                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                  March 31, 2008

--------------------------------------------------------------------------------

1.     Organization

Excelsior Directional Hedge Fund of Funds Master Fund, LLC, formerly known as Excelsior Directional Hedge Fund of Funds, LLC (the "Company"), was organized as a limited liability company under the laws of Delaware on July 6, 2000, and commenced operations on October 1, 2000. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Company's investment objective is to seek capital appreciation. The Company pursues its investment objective principally through a multi-manager, multi-strategy program of investments in a diverse group of investment funds that primarily invest or trade in a wide range of equity and debt securities. The investment managers selected by the Company generally conduct their investment programs through these investment funds (collectively, the "Investment Funds") in which the Company invests as a limited partner or member along with other investors.

On April 23, 2007, pursuant to member approval, the Company was reorganized into a "master/feeder" investment structure (the "Reorganization"). Effective that date, the Company became a master fund and member interests in the Company were transferred to a new entity, Excelsior Directional Hedge Fund of Funds (TI), LLC, a Delaware limited liability company that is registered under the 1940 Act as a closed-end, non-diversified, management investment company (the "Fund"). The Fund in turn invested substantially all of its assets into the Company. On July 1, 2007, Excelsior Directional Hedge Fund of Funds, Ltd. (the "Offshore Fund") also became a feeder of the Company.

The Fund and the Offshore Fund (together the "Feeder Funds") pursue their investment objectives by investing substantially all of their interests in the Company. The Feeder Funds have the same investment objective and substantially the same investment policies as the Company (except that the Feeder Funds pursue their investment objectives by investing in the Company).

U.S. Trust Hedge Fund Management, Inc. serves as the investment adviser of the Company (the "Adviser"). On July 1, 2007, the Adviser became an indirect wholly-owned subsidiary of Bank of America Corporation ("Bank of America"). Bank of America is a bank holding and a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina. Prior to July 1, 2007, the Adviser was a wholly-owned subsidiary of U.S. Trust Corporation ("U.S. Trust"), a registered financial holding company, which, in turn, was a wholly-owned subsidiary of The Charles Schwab Corporation.

                      Excelsior Directional Hedge Fund of Funds Master Fund, LLC
                                       Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                                  March 31, 2008

--------------------------------------------------------------------------------

1.     Organization (continued)

On July 1, 2007, U.S. Trust and its subsidiaries, including the Adviser, were acquired by Bank of America (the "Sale"). The Adviser continued to serve as the investment adviser to the Company after the Sale pursuant to a new investment advisory agreement with the Company (the "New Advisory Agreement") that was approved by the Board of Managers (the "Board") of the Company at a meeting held on January 11, 2007 and was approved by members of the Company at a special meeting of members of the Company held on March 29, 2007. The New Advisory Agreement is identical in all material respects to the previous investment advisory agreement except for the term and the date of effectiveness. The Adviser is responsible for developing, implementing and supervising the investment program and providing day-to-day management services.

The Board has overall responsibility to manage and supervise the operations of the Company, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company's business. The Board has engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to manage the day-to-day operations of the Company.

The Company was established to hold substantially all of the assets of Excelsior Directional Hedge Fund of Funds (TI), LLC (the "Feeder Fund") and Excelsior Directional Hedge Fund of Funds, Ltd. (the "Offshore Fund") as members of the Company ("Members"). As of March 31, 2008, the Fund and Offshore Fund ownership of the Company's Members' Equity--Net Assets were 95.12% and 4.88%, respectively.

Member subscriptions for interests in the Company ("Interests") by eligible investors may be accepted as of the first day of each calendar quarter, or at such times as the Board may determine. The Company may, from time to time, offer to repurchase Interests from its Members pursuant to written tenders by Members. These repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the Company's assets and other factors considered by the Board. The Adviser expects that, generally, it will recommend to the Board that the Company offer to repurchase Interests from Members twice in each year, at June 30th and December 31st. Members can only transfer or assign Company Interests under certain limited circumstances.

2.     Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Company's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

                      Excelsior Directional Hedge Fund of Funds Master Fund, LLC
                                       Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                                  March 31, 2008

--------------------------------------------------------------------------------

2.     Significant Accounting Policies (continued)

a.     Portfolio Valuation

The net asset value of the Company is determined by, or at the direction of, the Adviser as of the close of business at the end of each fiscal period (as defined in the Company's Limited Liability Company Agreement), in accordance with the valuation principles set forth below, or as may be determined from time to time pursuant to policies established by the Board.

Ordinarily, the Company's investments in Investment Funds are carried at fair value as determined by the Company's pro-rata interest in the net assets of each Investment Fund as reported by the investment manager, who determines the value of the Investment Fund's net assets. The values of the Investment Funds' net assets are determined in accordance with their valuation policies as described in their respective offering memoranda or operating agreements. All valuations utilize financial information supplied by the investment manager of each Investment Fund and are net of management and performance incentive fees or allocations pursuant to the Investment Funds' agreements.

As a general matter, the fair value of the Company's interests in an Investment Fund will represent the amount that the Company could reasonably expect to receive from the Investment Fund if the Company's interests were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Adviser, or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by an Investment Fund's manager does not represent the fair value of the Company's interests in an Investment Fund. Following procedures adopted by the Board, and in the absence of specific transaction activity in interests in a particular Investment Fund, the Company could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Investment Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board. Because of the inherent uncertainty of valuation, the values of the Company's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Company been available. The Company's investment in Durus Life Sciences Fund, LLC ("Durus") is valued at $67,415 and represents 0.02% of Members' equity - net assets as of March 31, 2008. Durus was fair valued in good faith by the Adviser, in accordance with procedures adopted by the Board. As of March 31, 2008, Durus is in liquidation and there are no ongoing redemption rights available to partners. The investments in Investment Funds, representing 98.73% of the Members' equity, have been fair valued in accordance with procedures established by the Board.

                      Excelsior Directional Hedge Fund of Funds Master Fund, LLC
                                       Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                                  March 31, 2008

--------------------------------------------------------------------------------

2.     Significant Accounting Policies (continued)

a.     Portfolio Valuation (continued)

Distributions received from Investment Funds, whether in the form of cash or securities, are applied first as a reduction of the investment's cost, and any excess is treated as realized gain from investments in Investment Funds. Realized gains or losses on investments in Investment Funds are measured by the difference between the proceeds from the sale or liquidation and the cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation reported in prior years.

b.     Company Expenses

The Company bears certain expenses incurred in its business, including, but not limited to, the following: fees paid directly or indirectly to the investment managers of the Investment Funds; all costs and expenses directly related to portfolio transactions and positions for the Company's account; legal fees; accounting and auditing fees; custodial fees; fees paid to the Company's administrator; costs of insurance; advisory fees; travel and related expenses of the Board; all costs with respect to communications regarding the Company's transactions among the Adviser and any custodian or other agent engaged by the Company; and other types of expenses approved by the Board.

As a result of the Reorganization, certain operating expenses that had previously been charged to the Company are now being charged directly to each of the Feeder Funds. Changes to the Company's expense structure are discussed in the Advisory Fee, Related Party Transactions and Other section of the Notes to Financial Statements.

c.     Income Taxes

As a limited liability company, no provision for the payment of Federal, state or local income taxes has been provided by the Company. Each Member is individually required to report on its own tax return its share of the Company's taxable income or loss. The Company has a tax year end of December 31.

Net investment income or loss and net realized and unrealized gain or loss from investments of the Company for each fiscal period are allocated among, and credited to or debited against, the capital accounts of all Members as of the last day of the fiscal period in accordance with each Member's respective investment percentage for the fiscal period, as defined in the Company's Limited Liability Company Agreement.

                      Excelsior Directional Hedge Fund of Funds Master Fund, LLC
                                       Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                                  March 31, 2008

--------------------------------------------------------------------------------

2.     Significant Accounting Policies (continued)

c.     Income Person Name Taxes (continued)

The cost of the Company's investments in Investment Funds for Federal income tax purposes is based on amounts reported to the Company by the Investment Funds on a Schedule K-1 or PFIC annual information statement for the year ended December 31, 2007. Based on Investment Funds owned at December 31, 2007, the cost of investments for Federal income tax purposes was $303,932,199. This included aggregate gross unrealized appreciation of $35,480,886 and aggregate gross unrealized depreciation of $2,332,690.

d.     New Accounting Pronouncements

Effective April 1, 2007, the Company adopted the Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns in order to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Company has evaluated the application of FIN 48 and has determined that it does not have a material impact on the Company's financial statements. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year ended December 31, 2007. No Income tax returns are currently under examination. The statute of limitations on the Company's U.S. Federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statute of limitations on the Company's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

FASB issued a Statement No. 157 in September 2006, Fair Value Measurements, which is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. This statement provides enhanced guidance for using fair value to measure assets and liabilities. It clarifies fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. The standard applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. The standard does not expand the use of fair value in any new circumstances. The Company is reviewing the statement and its impact on the financial statements.

e.     Other

Cash and cash equivalents consist of amounts maintained in a PFPC Trust Company interest-bearing account. Interest income is recorded on the accrual basis.

                      Excelsior Directional Hedge Fund of Funds Master Fund, LLC
                                       Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                                  March 31, 2008

--------------------------------------------------------------------------------

3.     Advisory Fee, Related Party Transactions and Other

The Adviser provides certain investment advisory services and incurs research, travel and other expenses related to the selection and monitoring of investment managers. Further, the Adviser provides certain management and administrative services to the Company, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Company pays the Adviser a quarterly advisory fee at an annual rate of 1.0% based on the Company's net assets on the first business day of each quarter after adjustment for any subscriptions effective on that date. Each Feeder Fund also pays the Adviser a quarterly management fee at an annual rate of 0.5% based on the Feeder Fund's net assets on the first business day of each quarter after adjustment for any subscriptions effective on that date. Prior to the Reorganization, the Company paid the Adviser an advisory fee at an annual rate of 1.5% based on the Company's net assets on the first business day of each quarter after adjustment for any subscriptions effective on that date. The change in the fee structure resulting from the Reorganization does not have a material impact on the total advisory and management fees attributable to the capital accounts of the investors of the Feeder Funds.

For the year ended March 31, 2008, the Company incurred advisory fees totaling $3,407,337, based on the current advisory fee rate of 1.0%. Of total advisory fees, $843,201 was payable as of March 31, 2008.

The Company's Board is made up of three Managers who are independent of the Adviser (the "Disinterested Managers"), and one Manager who is an "interested person," as defined by Section 2(a)(19) of the 1940 Act, of the Company. The Disinterested Managers receive an annual retainer of $10,000 and per-meeting fees of: $2,000 for in-person attendance at quarterly meetings of the Board; $1,000 for telephone participation at a quarterly Board meeting or for participation at a telephonic special meeting of the Board; and $1,000 for each audit committee meeting (whether held in-person or by telephone). All Disinterested Managers may be reimbursed for expenses of attendance, if any, at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Managers. Any Manager who is an "interested person" does not receive any retainer or other fee from the Company. The Company incurred $61,000 of retainer and per meeting fees for the year ended March 31, 2008.

                      Excelsior Directional Hedge Fund of Funds Master Fund, LLC
                                       Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                                  March 31, 2008

--------------------------------------------------------------------------------

3.     Advisory Fee, Related Party Transactions and Other (continued)

The Company has retained J.D. Clark & Company (the "Administrator") to provide accounting and certain administrative and investor services to the Company. As a result of the Reorganization, the Company's contract with the Administrator was amended to reflect the new "master/feeder" structure. Previously, the Company paid the Administrator a quarterly fee equal to the greater of: (i) $3,000; or
(ii) .00025 of the Company's net assets as of the first day of each calendar quarter on the first $150 million of net assets, plus .000125 of the Fund's net assets in excess of $150 million. As of April 23, 2007, the Company pays the Administrator a quarterly fee equal to $3,000 per Feeder Fund invested in the Company. For the year ended March 31, 2008, the Company incurred $21,000 in expenses related to such administrative services. The Feeder Funds incur additional expenses directly for the services provided by the Administrator.

4.     Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These may include, but are not limited to, short selling activities, writing option contracts, contracts for differences and equity swaps. However, as a result of the investments by the Company as a limited partner or member, the Company's liability with respect to its investments in the Investment Funds is limited to the net asset value of its interest in each Investment Fund.

5.     Investments in Investment Funds

As of March 31, 2008, the Company had investments in twenty-five Investment Funds. The Company, as an investor in these Investment Funds, is charged management fees ranging from 0.0% to 2.0% (per annum) of the net asset value of its ownership interests in the Investment Funds, as well as incentive fees or allocations ranging from 15% to 20% of net profits earned that are attributable to the Company's ownership interests in such Investment Funds. The Company also generally bears a pro rata share of the other expenses of each Investment Fund in which it invests. Total expenses, including incentive fees or allocations, for the fiscal year ended March 31, 2008, ranged from approximately 1.5% to 14.7% of the Company's average invested capital in each Investment Fund. Incentive fees or allocations for the same fiscal year ranged from approximately 0.0% to 8.1% of the Company's average invested capital in each Investment Fund. These ratios may vary over time depending on the allocation of the Company's assets among the Investment Funds and the actual expenses and investment performance of the Investment Funds. Although the ranges of Investment Fund expense ratios are based on audited financial data received from the Investment Funds, the ranges were not reviewed by the Company's auditors.

                      Excelsior Directional Hedge Fund of Funds Master Fund, LLC
                                       Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                                  March 31, 2008

--------------------------------------------------------------------------------

5.     Investments in Investment Funds (continued)

Aggregate purchases and proceeds of interests in Investment Funds for the year ended March 31, 2008 are $25,100,000 and $30,914,277, respectively.

6.     Bank Note-Line of Credit Facility

The Company maintains a $30,000,000 revolving line of credit agreement with a U.S. financial institution that is collateralized by the Company's cash and investments. Based upon the election of the Company, interest accrues at either the financial institution's prime rate less 1.25% per annum or Libor plus 1.5% per annum. The note also included a provision for a facility fee of 0.375% per annum on the unused portion of the note. For the year ended March 31, 2008, the Company incurred $242,925 in facility fees and interest expenses related to the bank line of credit. As of March 31, 2008, the Company did not have an outstanding revolving note balance. The average debt outstanding and the average interest rate for the year ended March 31, 2008 was $1,561,644 and 6.91%, respectively. The Company had an outstanding revolving note balance for a total of 76 days during the fiscal year ended March 31, 2008.

7.     Guarantees

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company's maximum exposure under these arrangements is dependent on future claims that may be made against the Company, and therefore, cannot be established; however, based on experience, the risk of loss from any such claim is considered remote.

8.     Subsequent Events

As of March 31, 2008, the Company received subscriptions in advance for Interests from Members in the amount of $45,000,000, which is reflected as Members' interests received in advance on the Statement of Assets, Liabilities and Members' Equity - Net Assets. These subscriptions became Interests in the Company effective April 1, 2008.

                      Excelsior Directional Hedge Fund of Funds Master Fund, LLC
                                                  Company Management (Unaudited)
--------------------------------------------------------------------------------

                                                                  March 31, 2008

--------------------------------------------------------------------------------

Information pertaining to the Board and officers of the Company is set forth below:


                                                                                                                        Number of
                                                Term of                                                                Portfolios in
                               Position(s)     Office and                                                               Fund Complex
                              Held with the    Length of                                                               Overseen by
Name, Address and Age             Fund        Time Served         Principal Occupation During Past Five Years            Manager
------------------------------------------------------------------------------------------------------------------------------------
                                                   Independent Managers

Gene M. Bernstein             Manager          Term-              Director of NIC Holding Corp. He was Dean of the Skodneck     5
c/o Excelsior Directional                      Indefinite;        Business Development Center at Hofstra University from
Hedge Fund of Funds                            Length - since     2000-2001. Prior to that, Mr. Bernstein was President and
Master Funds, LLC                              October 2000       Vice Chairman at Northville Industries, petroleum
225 High Ridge Road                                               marketing, distribution, trading and storage company and
Stamford, CT 06905                                                wholly-owned subsidiary of NIC Holding Corp. Mr. Bernstein
Age 61                                                            serves as a director or manager of Excelsior Directional
                                                                  Hedge Fund of Funds (TI), LLC, Excelsior Directional
                                                                  Hedge Fund of Funds (TE), LLC, Excelsior Venture Partners
                                                                  III, LLC, and Excelsior Venture Investors III, LLC.

Victor F. Imbimbo, Jr.        Manager          Term-              President and CEO of Caring Today, LLC., the publisher        5
c/o Excelsior Directional                      Indefinite;        of Caring Today Magazine, the leading information
Hedge Fund of Funds                            Length - since     resource within the family caregivers market. Prior to
Master Funds, LLC                              October 2000       this, Mr. Imbimbo, was Executive Vice President of
225 High Ridge Road                                               TBWA/New York and President for North America with
Stamford, CT 06905                                                TBWA/WorldHealth, a division of TBWA Worldwide where
Age: 55                                                           he directed consumer marketing program development for
                                                                  healthcare companies primarily within the pharmaceutical
                                                                  industry. Mr. Imbimbo serves as a director or manager of
                                                                  Excelsior Directional Hedge Fund of Funds (TI),
                                                                  LLC, Excelsior Directional Hedge Fund of Funds (TE), LLC,
                                                                  Excelsior Venture Partners III, LLC, and Excelsior
                                                                  Venture Investors III, LLC.

Stephen V. Murphy             Manager          Term-              President of S.V. Murphy & Co., an investment banking firm.   5
c/o Excelsior Directional                      Indefinite;        He also serves on the board of directors of The First
Hedge Fund of Funds                            Length - since     of Long Island Corporation, The First National Bank of
Master Funds, LLC                              October 2000       Long Island and Bowne & Co., Inc. Mr. Murphy serves as
225 High Ridge Road                                               a director or manager of Excelsior Directional Hedge Fund
Stamford, CT 06905                                                of Funds (TI), LLC, Excelsior Directional Hedge Fund
Age 62                                                            of Funds (TE), LLC, Excelsior Venture Partners III, LLC,
                                                                  and Excelsior Venture Investors III, LLC.


                             Excelsior Directional Hedge Fund of Funds (TI), LLC
                                        Company Management (Unaudited) Continued
--------------------------------------------------------------------------------

                                                                  March 31, 2008

--------------------------------------------------------------------------------

Information pertaining to the Board and officers of the Fund is set forth below:


                                                                                                                        Number of
                                                Term of                                                                Portfolios in
                               Position(s)     Office and                                                               Fund Complex
                              Held with the    Length of                                                               Overseen by
Name, Address and Age             Fund        Time Served         Principal Occupation During Past Five Years            Manager
------------------------------------------------------------------------------------------------------------------------------------
                                                   Independent Managers

David R. Bailin*              Manager          Term-              Managing Director, Alternative Investment Solutions,          3
225 High Ridge Road                            Indefinite;        Bank of America (7/07 to present); Managing Director
Stamford, CT 06905                             Since              and Head of Alternative Investments, U.S. Trust (9/06
Age 48                                         September          to 6/07); co-founder of Martello Investment Management, a
                                               2006               hedge fund-of-funds specializing in trading strategies
                                                                  (2/02 to 9/06); Chief Operating Officer and Partner of
                                                                  Violy, Byorum and Partners, LLC, an investment banking
                                                                  firm focusing on Latin America (1/00 to 1/02); also a
                                                                  manager of Excelsior Directional Hedge Fund of Funds
                                                                  (TI), LLC and Excelsior Directional Hedge Fund of
                                                                  Funds (TE), LLC. Also a manager of Excelsior Absolute
                                                                  Return Fund of Funds Master Fund, LLC, Excelsior Absolute
                                                                  Return Fund of Funds, LLC, Excelsior Buyout Investors,
                                                                  LLC and Excelsior LaSalle Property Fund, Inc.

                                                Officers who are not Managers

Spencer Boggess               Chief            Term-              Managing Director, Alternative Investment Solutions, Bank     N/A
40 West 57th Street           Executive        Indefinite         of America (7/07 to present); President and Chief Executive
New York, NY 10019            Officer          Length -           Officer of U.S. Trust Hedge Fund Management, Inc. and
Age 41                                         Since March        Portfolio Manager of the Company (7/03 to present); Senior
                                               2006               V.P. and Director of   Research, CTC Consulting, Inc. (10/00
                                                                  to 6/03).

Steven L. Suss                Chief            Term-              Chief Financial Officer, Alternative Investment Solutions,    N/A
225 High Ridge Road           Financial        Indefinite         Bank of America (7/07 to present); Director, Chief
Stamford, CT 06905            Officer and      Length -           Financial Officer and Treasurer (10/07 to present) and Senior
Age: 48                       Treasurer        Since April        Vice President (06/07 to present) of U.S. Trust
                                               2007               Hedge Fund Management, Inc.; Director (4/07 to present),
                                                                  Senior Vice President (7/07 to present), and President
                                                                  (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President
                                                                  of U.S. Trust's Alternative Investment Division (4/07 to
                                                                  6/07); Chief Financial Officer and Chief Compliance Officer,
                                                                  Heirloom Capital Management, L.P. (5/02 to 9/06); Vice
                                                                  President and Chief Financial Officer, Westway Capital LLC
                                                                  (9/97 to 1/02).

* Manager is an "interested person" (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

                             Excelsior Directional Hedge Fund of Funds (TI), LLC
                                        Company Management (Unaudited) Continued
--------------------------------------------------------------------------------

                                                                  March 31, 2008

--------------------------------------------------------------------------------

Information pertaining to the Board and officers of the Company is set forth below:


                                                                                                                        Number of
                                                Term of                                                                Portfolios in
                               Position(s)     Office and                                                               Fund Complex
                              Held with the    Length of                                                               Overseen by
Name, Address and Age             Fund        Time Served         Principal Occupation During Past Five Years            Manager
------------------------------------------------------------------------------------------------------------------------------------
                                                   Independent Managers


Mohan Badgujar                Chief            Term-              Director, Alternative Investment Solutions, Bank of           N/A
40 West 57th Street           Operating        Indefinite;        America (7/07 to present); Vice President of U.S. Trust
New York, NY 10019            Officer          Length -           Hedge Fund Management, Inc. (10/05 to present); Managing
Age: 49                                        Since March        Partner of Blue Hill Capital Partners LLC (10/03 to 10/05)
                                               2006               (Registered Investment Adviser); Financial Advisor at UBS
                                                                  Financial Services, Inc. (1/02 to 9/03); Principal of
                                                                  Columbia Software Consultants, Inc. (2001 to 2002).

Marina Belaya                 Secretary        Term-              Assistant General Counsel, Bank of America (7/07 to           N/A
114 W. 47th Street                             Indefinite;        present); Vice President and Senior Attorney of U.S. Trust
New York, NY 10036                             Length -           (2/06 to 6/07); Vice President, Corporate Counsel,
Age: 41                                        Since April        Prudential Financial (4/05 to 01/06); Associate, Schulte
                                               2007               Roth & Zabel LLP (09/02 to 03/05).

Linda J. Wondrack             Chief            Term-              Director (Columbia Management Group LLC and Investment        N/A
One Financial Center          Compliance       Indefinite;        Product Group Compliance), Bank of America (6/05 to
Boston, MA 02111              Officer          Length -           present); Director of Corporate Compliance and Conflicts
Age: 43                                        Since              Officer, MFS Investment Management (8/04 to 5/05); Managing
                                               September          Director, Deutsche Asset Management (prior to 8/04).
                                               2007


All officers of the Company are employees and/ or officers of the Adviser.

The SAI (or Statement of Additional Information) includes additional information about the managers of the Company and is available upon request.

FINANCIAL STATEMENTS
FOR THE YEAR ENDED MARCH 31, 2008
WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                   BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC

                              FINANCIAL STATEMENTS

                        FOR THE YEAR ENDED MARCH 31, 2008

                                    CONTENTS


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .......................1

STATEMENT OF ASSETS, LIABILITIES AND INVESTORS' CAPITAL .......................2

SCHEDULE OF INVESTMENTS .......................................................3

STATEMENT OF OPERATIONS .......................................................5

STATEMENT OF CHANGES IN INVESTORS' CAPITAL ....................................6

STATEMENT OF CASH FLOWS .......................................................7

FINANCIAL HIGHLIGHTS ..........................................................8

NOTES TO FINANCIAL STATEMENTS .................................................9

FUND GOVERNANCE (UNAUDITED) ..................................................17

CAPITALIZED TERMS IN THESE FINANCIAL STATEMENTS THAT ARE NOT DEFINED HAVE THE MEANINGS GIVEN TO THEM IN THE FUND'S PROSPECTUS.

                          [PRICEWATERHOUSECOOPERS LOGO]

                           PRICEWATERHOUSECOOPERS LLP
                          Pricewaterhousecoopers Center
                               300 Madison Avenue
                                New York NY 10017
                            Telephone (646) 471-3000
                            Facsimile (813) 286-6000







             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Investors of BACAP
Alternative Multi-Strategy Fund, LLC

In our opinion, the accompanying statement of assets, liabilities and investors' capital, including the schedule of investments, and the related statements of operations, of changes in investors' capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of BACAP Alternative Multi-Strategy Fund, LLC (the "Fund") at March 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its investors' capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2008 by correspondence with the custodian and portfolio funds, provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include investments held by the Fund valued at $97,857,627 (94.33% of the Fund's net assets) at March 31, 2008, the values of which have been fair valued by the Adviser based on estimates provided by each portfolio fund, under the general supervision of the Board of Managers, in the absence of readily ascertainable market values.

/s/ PricewaterhouseCoopers LLP


May 28, 2008

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
STATEMENT OF ASSETS, LIABILITIES AND INVESTORS' CAPITAL
---------------------------------------------------------------------

                                                                                  MARCH 31, 2008

ASSETS
Investments in Portfolio Funds, at fair value (cost $84,618,986)                $    97,857,627
Cash                                                                                  2,230,715
Restricted cash                                                                         620,529
Redemptions receivable from Portfolio Funds                                           4,098,593
Other assets                                                                             44,794
                                                                                ---------------

   TOTAL ASSETS                                                                     104,852,258
                                                                                ---------------
LIABILITIES
Redemptions payable                                                                     620,529
Capital contributions received in advance                                               200,000
Management fee payable                                                                  108,176
Administration fee payable                                                                7,006
Professional fees payable                                                               147,964
Accrued expenses                                                                         27,514
                                                                                ---------------

   TOTAL LIABILITIES                                                                  1,111,189
                                                                                ---------------

      NET ASSETS                                                                $   103,741,069
                                                                                ===============
INVESTORS' CAPITAL
Net capital (1)                                                                 $    90,502,428
Net accumulated unrealized appreciation on investments in Portfolio Funds            13,238,641
                                                                                ---------------

      TOTAL INVESTORS' CAPITAL                                                  $   103,741,069
                                                                                ===============


(1) Net capital includes net capital contributions, cumulative net investment income/(losses) and net realized gains/(losses) on investments in Portfolio Funds.

   The accompanying notes are an integral part of these financial statements.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                        MARCH 31, 2008
                                                                          ------------------------------------------
                                                                                                              % OF
                                                                                                FAIR           NET
                                                                                COST            VALUE        ASSETS*
                                                                          --------------   --------------   --------
INVESTMENTS IN PORTFOLIO FUNDS


EMERGING MARKETS
   Henderson Asia Pacific Absolute Return Fund, Ltd.+                     $    5,000,000   $    5,578,085       5.38%
   Rohatyn Group Global Opportunity Partners, L.P. (Class A)                     171,166          234,554       0.22
                                                                          --------------   --------------    --------
TOTAL EMERGING MARKETS                                                         5,171,166        5,812,639       5.60

EQUITY HEDGE
   Alydar Fund, L.P.+                                                          4,999,169        5,655,446       5.45
   New Star UK Gemini Hedge Fund, Ltd.                                         3,366,071        4,227,864       4.08
   Prism Partners QP, L.P. (Delta)                                             4,324,033        3,214,876       3.10
   Royal Capital Value Fund (QP), L.P.+                                        4,714,172        5,863,764       5.65
   Seligman Tech Spectrum Fund, LLC+                                           5,750,000        6,364,858       6.13
   TCS Capital II, L.P.                                                        1,575,357        3,741,272       3.61
   Tiedemann/Falconer Partners, L.P.                                           4,250,000        4,842,442       4.67
                                                                          --------------   --------------   --------
TOTAL EQUITY HEDGE                                                            28,978,802       33,910,522      32.69

EVENT DRIVEN
   Centaurus Alpha Fund, L.P.+                                                 4,812,601        5,341,905       5.15
   Delaware Street Capital, L.P.                                                  37,249           40,474       0.04
   Halcyon Enhanced Fund, L.P.                                                 4,526,335        4,627,840       4.46
   JANA Partners, L.P.++                                                       4,264,242        5,440,604       5.25
   Longacre Capital Partners, L.P.                                             3,263,382        3,626,513       3.50
   Strategic Value Restructuring Fund, L.P.+                                   5,700,000        6,427,772       6.20
   Trafalgar Catalyst Fund                                                     3,256,771        4,567,576       4.40
   Trafalgar Recovery Fund                                                     1,213,361        1,578,524       1.52
   Waterfall Eden Fund, L.P.                                                   4,000,000        3,862,314       3.72
                                                                          --------------   --------------   --------
TOTAL EVENT DRIVEN                                                            31,073,941       35,513,522      34.24

MACRO
   Aspect US Fund, LLC "Diversified Class"                                     2,287,759        2,834,716       2.73
   Brevan Howard, L.P.                                                         3,086,502        4,960,764       4.78
                                                                          --------------   --------------   --------
TOTAL MACRO                                                                    5,374,261        7,795,480       7.51

   The accompanying notes are an integral part of these financial statements.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                       MARCH 31, 2008
                                                         ------------------------------------------
                                                                                             % OF
                                                                               FAIR           NET
                                                              COST             VALUE        ASSETS*
                                                         --------------   --------------   --------
INVESTMENTS IN PORTFOLIO FUNDS (CONTINUED)

RELATIVE VALUE
   Aristeia Partners, L.P.                               $    3,650,000   $    4,037,347       3.89%
   DRV Sunrise Fund I, Ltd.                                   2,620,816        2,184,694       2.11
   Lydian Partners II, L.P.                                   4,000,000        4,207,617       4.05
   MKP Opportunity Fund, L.P.                                 1,000,000        1,246,300       1.20
   Vicis Capital Fund                                         2,750,000        3,149,506       3.04
                                                         --------------   --------------   --------
TOTAL RELATIVE VALUE                                         14,020,816       14,825,464      14.29

         TOTAL INVESTMENTS IN PORTFOLIO FUNDS            $   84,618,986   $   97,857,627      94.33%
                                                         ==============   ==============   ========

        --------------------------------------------------------------------

            INVESTMENT STRATEGY AS A PERCENTAGE OF TOTAL INVESTMENTS
                        IN PORTFOLIO FUNDS, AT FAIR VALUE

                                         % of Total
        Strategy                 Investments in Portfolio Funds
-----------------------------------------------------------------

  Event Driven                            36.29%
  Equity Hedge                            34.65%
  Relative Value                          15.15%
  Macro                                    7.97%
  Emerging Markets                         5.94%
                                    ------------------
                                         100.00%

-----------------------------------------------------------------


* Percentages are based on net assets of $103,741,069.

For Portfolio Funds greater than 5.00% of net assets, the following are the redemption cycles:

+Subject to monthly redemption cycle.

++Subject to quarterly redemption cycle. The aggregate cost of investments for tax purposes was approximately $95,741,184. Net unrealized appreciation on investments for tax purposes was $2,116,443 consisting of $5,528,840 of gross unrealized appreciation and $3,412,397 of gross unrealized depreciation.

The  investments  in  Portfolio  Funds  shown  above,   representing  94.33%  of
Investors' capital, have been fair valued in accordance with procedures established by the Board of Managers (See Note 2).

   The accompanying notes are an integral part of these financial statements.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                     FOR THE YEAR ENDED
                                                                                       MARCH 31, 2008
INVESTMENT INCOME

   Interest income                                                                     $    152,017
                                                                                       ------------
       TOTAL INVESTMENT INCOME                                                              152,017

EXPENSES

   Management fees                                                                        1,351,248
   Administration fees                                                                       86,255
   Audit and tax service fees                                                               171,181
   Legal fees                                                                               126,000
   Insurance fees                                                                            53,417
   Board fees                                                                                30,000
   Registration fees                                                                         16,000
   Withholding tax expense                                                                   10,310
   Miscellaneous expenses                                                                   101,227
                                                                                       ------------
       TOTAL EXPENSES                                                                     1,945,638
                                                                                       ------------
       NET INVESTMENT LOSS                                                               (1,793,621)
                                                                                       ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS IN PORTFOLIO FUNDS
   Net realized gain on redemptions from investments in Portfolio Funds                   4,464,144
   Change in unrealized appreciation on investments in Portfolio Funds                   (1,838,491)
                                                                                       ------------

       NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS IN PORTFOLIO FUNDS          2,625,653
                                                                                       ------------

NET INCREASE IN INVESTORS' CAPITAL RESULTING FROM OPERATIONS                           $    832,032
                                                                                       ============

   The accompanying notes are an integral part of these financial statements.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
STATEMENT OF CHANGES IN INVESTORS' CAPITAL
--------------------------------------------------------------------------------

                                               AFFILIATED
                                                INVESTOR*      INVESTORS        TOTAL
INVESTORS' CAPITAL AT MARCH 31, 2006          $ 18,368,217   $ 56,888,706   $  75,256,923

Contributions                                           --     37,749,292      37,749,292

Withdrawals                                             --    (20,568,208)    (20,568,208)

Allocation of net increase in Investors'
   capital resulting from operations             1,430,065      5,882,221       7,312,286
                                              ------------   ------------   -------------

INVESTORS' CAPITAL AT MARCH 31, 2007            19,798,282     79,952,011      99,750,293
                                              ------------   ------------   -------------

Contributions                                    3,000,000     13,148,437      16,148,437

Withdrawals                                             --    (12,989,693)    (12,989,693)

Allocation of net increase in Investors'
   capital resulting from operations                58,886        773,146         832,032
                                              ------------   ------------   -------------

INVESTORS' CAPITAL AT MARCH 31, 2008          $ 22,857,168   $ 80,883,901   $ 103,741,069
                                              ============   ============   =============

* The affiliated Investor is NB Funding Company, LLC.

   The accompanying notes are an integral part of these financial statements.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                      FOR THE YEAR ENDED
                                                                                        MARCH 31, 2008
Cash flows from operating activities:
   Net increase in Investors' capital resulting from operations                         $      832,032
   Adjustments to reconcile net increase in Investors' capital resulting from operations to net cash provided by operating activities:
         Net realized gain on redemptions from investments in Portfolio Funds               (4,464,144)
         Net change in unrealized appreciation on investments in Portfolio Funds             1,838,491
         Cost of investments purchased                                                     (27,500,000)
         Proceeds from sale of investments                                                  29,374,481
       (Increase)/decrease in operating assets:
         Investments in Portfolio Funds paid in advance                                      3,750,000
         Restricted cash                                                                      (620,529)
         Redemptions receivable from Portfolio Funds                                        (2,122,102)
         Other assets                                                                            1,074
       Increase/(decrease) in operating liabilities:
         Management fee payable                                                                  4,161
         Administration fee payable                                                                128
         Investor servicing fee payable                                                        (21,202)
         Professional fees payable                                                             (37,443)
         Accrued expenses                                                                        7,961
                                                                                        --------------

           NET CASH PROVIDED BY OPERATING ACTIVITIES                                         1,042,908
                                                                                        --------------
Cash flows from financing activities:
   Capital contributions                                                                    16,148,437
   Capital withdrawals                                                                     (12,989,693)
   Decrease in capital contributions received in advance                                    (4,658,500)
   Increase in redemptions payable                                                             620,529
                                                                                        --------------

           NET CASH USED IN FINANCING ACTIVITIES                                              (879,227)
                                                                                        --------------

Net increase in cash                                                                           163,681

Cash, beginning of year                                                                      2,067,034
                                                                                        --------------

Cash, end of year                                                                       $    2,230,715
                                                                                        ==============

   The accompanying notes are an integral part of these financial statements.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The below ratios are calculated by dividing total dollars of income or expenses as applicable by the average of total annual Investors' capital based on each of the twelve months ended March 31. Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period for each year ended March 31. An individual investor's return may vary from these returns based on the timing of capital contributions and withdrawals.

                                                                                    YEARS ENDED MARCH 31,
                                                         --------------------------------------------------------------------
Ratios to average Investors' capital:
                                                            2008            2007            2006          2005        2004
                                                         ----------     -----------     -----------   -----------  ----------
Net investment loss - prior to incentive allocation         (1.67%)        (2.02%) (6)     (2.49%)         (2.56%)     (2.36%) (1)
Incentive allocation                                         0.00%  (5)     0.00%  (5)      0.00%  (5)     (0.03%)     (0.50%)
                                                         --------       --------        --------        --------     -------
Net investment loss - net of incentive allocation           (1.67%)        (2.02%) (6)     (2.49%)         (2.59%)     (2.86%)
                                                         ========       ========        ========        ========     =======

Expenses before organization expenses (2)                    1.81%          2.32%  (6)      2.74%           2.66%       2.72%  (3)
                                                         --------       --------        --------        --------     -------

Expenses (2)(7)                                              1.81%          2.32%  (6)      2.74%           2.66%       2.87%  (1)
Incentive allocation (2)(7)                                  0.00%  (5)     0.00%  (5)      0.00%  (5)      0.03%       0.50%
                                                         --------       --------        --------        --------     -------
Total expenses and incentive allocation (2)(7)               1.81%          2.32%  (6)      2.74%           2.69%       3.37%  (1)
                                                         ========       ========        ========        ========     =======

Total return - prior to incentive allocation (4)             0.66%          7.79%           6.38%           2.61%      10.34%
Incentive allocation                                         0.00%  (5)     0.00%  (5)      0.00%  (5)     (0.02%)     (0.46%)
                                                         --------       --------        --------        --------     -------
Total return - net of incentive allocation (4)               0.66%          7.79%           6.38%           2.59%       9.88%
                                                         ========       ========        ========        ========     =======
Portfolio turnover rate                                     26.75%         37.40%          47.84%          61.24%      43.16%
                                                         ========       ========        ========        ========     =======

Investors' capital, end of year ($000)                   $103,741       $ 99,750        $ 75,257        $ 71,765     $64,155
                                                         ========       ========        ========        ========     =======

(1) Includes organization expenses of $45,000 incurred prior to commencement of operations on April 1, 2003, charged to Investors' Capital Accounts.

(2) Does not include expenses of the Portfolio Funds in which the Fund invests. The expense ratio (expense and incentive allocation ratio) is calculated for the Investors taken as a whole. The computation of such ratios based on the amount of expenses and incentive allocation assessed to an individual Investor's capital may vary from these ratios based on the timing of capital transactions.

(3) Does not include organization expenses charged during the year ended March 31, 2004 in the amount of $22,668.

(4) Total return is calculated for all the Investors taken as a whole, net of all fees, except where noted that performance is prior to incentive fee allocation. An individual Investor's return may vary from these returns based on the timing of capital transactions.

(5) Effective December 1, 2005, the Fund terminated the incentive fee accrual retroactively to April 1, 2005.

(6) If expenses had not been voluntarily reimbursed by the Adviser, the ratios of net investment loss and expenses to average Investors' Capital would be (2.05%) and 2.35%, respectively.

(7) The Underlying Funds expense ratios excluding incentive fee range from 1.62% to 17.08% (unaudited). The Underlying Funds incentive fees are generally 20% of profits generated by the Underlying Funds.

   The accompanying notes are an integral part of these financial statements.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION

     BACAP Alternative Multi-Strategy Fund, LLC (the "Fund") is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's limited liability company interests ("Interests") are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund commenced investment operations on April 1, 2003.

     Banc of America Investment Advisors, Inc. ("BAIA" or the "Adviser") serves as the Fund's investment adviser and has the responsibility for the management of the business and affairs of the Fund on a daily basis. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Prior to June 13, 2005, Columbia Management Advisors, LLC (formerly known as Banc of America Capital Management, LLC) ("CMA"), an advisory affiliate of the Adviser, served as the investment adviser to the Fund. Investors approved the Investment Advisory Agreement with the Adviser at a meeting held on June 13, 2005.

     The investment objective of the Fund is to generate consistent long-term capital appreciation with low volatility and limited risk under a wide range of market conditions. The Fund attempts to achieve the investment objective by allocating its assets among at least 15 private investment funds, discretionary managed accounts or special purpose vehicles created for the Fund (collectively, "Portfolio Funds"). The Adviser allocates the assets of the Fund among Portfolio Funds that generally employ one or more of the following strategies: (i) Event Driven (e.g. Risk (Merger) Arbitrage, High Yield Securities, Distressed Securities and Special Situations); (ii) Relative Value (e.g. Convertible Arbitrage, Fixed Income Arbitrage, Statistical Arbitrage and Capital Structure Arbitrage); (iii) Equity Hedge; (iv) Macro; and (v) Other.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     The following are the significant accounting policies adopted by the Fund:

          A. VALUATIONS

          The Fund's investments are valued by the Adviser as of the close of business on the last business day of each month in accordance with policies and procedures approved by the Fund's Board of Managers (the "Board"). The Fund's investments in Portfolio Funds may be subject to limitations on redemptions, including the assessment of early redemption fees. In addition, market quotations for such interests are not available. As a result, the Fund's investments in Portfolio Funds are valued at fair value, which normally will be the value determined by the portfolio managers or administrators of the Portfolio Funds. Such value of the Fund's interest in a Portfolio Fund generally represents the Fund's proportionate share of the net assets of the Portfolio Fund. The value of the Fund's investments in Portfolio Funds is generally increased by additional contributions to the Portfolio

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          A. VALUATIONS (CONTINUED)

          Funds and the Fund's share of net earnings from Portfolio Funds and decreased by withdrawals and the Fund's share of net losses from Portfolio Funds. The Fund and the Adviser rely upon audited and unaudited reports and estimates prepared by or for Portfolio Fund and any other information that they may receive from Portfolio Fund, which may be subject to adjustment by Portfolio Fund or its manager or administrator. The values assigned to the Fund's investments in Portfolio Funds may not represent amounts that would ultimately be realized, as such amounts depend on future circumstances and cannot be determined until the liquidation of the Fund's interest in the Portfolio Fund. The estimated value of the Fund's interests in Portfolio Funds may differ significantly from the value received upon liquidation. Neither the Fund nor the Adviser will be able to confirm independently the accuracy of the valuations provided by Portfolio Funds or their portfolio managers or administrators.

          Portfolio Funds, or their administrators or portfolio managers, generally use an independent pricing source to value the funds' securities. Securities with no readily available market value are initially valued at cost, with subsequent adjustments to values, which reflect either meaningful third-party transactions in the private market, or fair value deemed appropriate by Portfolio Fund or its portfolio manager or administrator. In such instances, consideration may also be given to the financial condition and operating results of the issuer, the amount that Portfolio Funds can reasonably expect to realize upon the sale of the securities and other factors deemed relevant by Portfolio Fund or its portfolio manager or administrator.

          Some of Portfolio Funds may invest all or a portion of their assets in illiquid securities and may hold all or a portion of these investments separately from the rest of their portfolio. These separate baskets of illiquid securities may be subject to restrictions on liquidation that are more strict than the liquidity restrictions applicable to general interests in the Portfolio Fund. If the Fund liquidates its interests in such a Portfolio Fund, the Fund may be required to maintain these illiquid securities for an extended period of time. The value of these baskets of illiquid securities may fluctuate significantly. In instances where such a Portfolio Fund closes its operations, the Fund may receive an 'in kind' distribution and fully remove its interests from the Portfolio Fund. The value of the side pockets may fluctuate significantly.

          B. SECURITY TRANSACTIONS

          Purchases of investments in Portfolio Funds are recorded as of the first day of legal ownership of a Portfolio Fund and sales of Portfolio Funds are recorded as of the last day of legal ownership or participation. Purchases and sales of other securities are accounted for on the trade-date basis. Realized gains and losses are recorded at the time of disposition of the respective investment on an average cost basis.

          C. INTEREST AND DIVIDENDS

          Interest income is recognized on an accrual basis. Dividend income is recognized on the ex-dividend date.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          D. FUND EXPENSES

          The Fund bears its own expenses including, but not limited to: any taxes; organizational expenses; offering costs; investment-related expenses incurred by the Fund (e.g., fees and expenses charged by the Adviser and Portfolio Funds, placement fees, professional fees, custody and administration fees).

          E. CASH

          Cash represents cash and cash equivalents held at SEI Private Trust Company, the Fund's custodian (the "Custodian"). At March 31, 2008, a total of $2,851,244 in cash was held at the Custodian. Of that amount, $620,529 was held in a segregated account related to the holdbacks on Members' withdrawals from the Fund.

          F. INCOME TAXES

          The Fund is treated as a partnership for Federal income tax purposes. No Federal or state taxes have been provided on profits of the Fund since Investors are individually required to report on their own tax return their distributive share of the Fund's taxable income or loss.

3.   INVESTORS' CAPITAL ACCOUNTS

     A separate Capital Account is maintained for each Investor of the Fund. The increase or decrease in Investors' capital resulting from operations is allocated to each Investor at the end of each calendar month, based on its pro-rata share of aggregated capital in the Fund.

     As of the last day of each calendar month, any net profit or net loss for the calendar month, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the calendar month, are allocated among and credited to or debited against the Capital Accounts of the Investors in accordance with their respective Capital Account balances for such calendar month.

          A. CONTRIBUTIONS

          Interests in the Fund are offered through Columbia Management Distributors, Inc. (the "Distributor") (successor to BACAP Distributors, LLC), an affiliate of the Adviser, and through selling agents exclusively to "qualified clients" as defined in the regulations under the Advisers Act.

          Investments in the Fund may be subject to a sales load of up to 3.00%. The sales load may be waived by the Fund for certain types of investors. The total sales load charged for the year ended March 31, 2008 was $32,513. In addition, the Fund may compensate selling agents for selling Interests to their customers.

          B. WITHDRAWALS

          The Fund may from time to time offer to repurchase Interests pursuant to written tenders by Investors. Repurchases are made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally include an offer to repurchase a specified dollar amount of

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3.   INVESTORS' CAPITAL ACCOUNTS (CONTINUED)

          B. WITHDRAWALS (CONTINUED)

          outstanding Interests. In determining whether and when the Fund should repurchase Interests, the Board considers recommendations from the Adviser. Depending on market conditions and other factors, the Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from Investors twice each year, effective as of June 30 and December 31 of each year. For the year ended March 31, 2008, tender offers were conducted by the Fund as of June 30, 2007 and December 31, 2007 in the amounts of $8,330,543 and $4,659,150, respectively.

4.   INVESTMENTS IN PORTFOLIO FUNDS

     The agreements related to investments in Portfolio Funds typically provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of net assets and performance/incentive fees or allocations of up to 25% of net profits earned. Portfolio Funds generally provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to two years from initial investment. Most of the Portfolio Funds have the ability to temporarily suspend redemptions in certain circumstances. Some Portfolio Funds may charge redemption fees. Such provisions may restrict the Fund's ability to respond to changing market conditions. None of Portfolio Funds are expected to make distributions (e.g., dividend payments to investors).

     Aggregate purchases and sales of Portfolio Funds for the year ended March 31, 2008, amounted to $27,500,000 and $29,374,481, respectively.

5.   MANAGEMENT FEES

     In consideration of services provided by the Adviser, the Fund pays the Adviser a monthly fee (the "Management Fee") computed at an annual rate of 1.25% of the net assets of the Fund as of the last day of each month, before reduction for any repurchases of Interests.

6.   ADMINISTRATION, SUB-ADMINISTRATION AND REGULATORY ADMINISTRATION AGREEMENTS

     The Fund has entered into an administration agreement with the Adviser to perform certain administration services. Under the administration agreement, the Adviser provides, or arranges to provide certain accounting, administrative, and transfer agency services to the Fund.

     Per the administration agreement, the Fund pays the Adviser a monthly administration fee computed at the annual rate of 0.075% of the net assets of the Fund before reduction for any repurchases of Interests, as well as other expenses set forth in the administration agreement. For the year ended March 31, 2008, the Fund paid an administration fee of $86,255.

     The Fund and the Adviser have contracted with SEI Investments Global Fund Services ("SEI") as Sub-Administrator to perform administration services. The Adviser pays SEI a fee at the annual rate of 0.075% of the Fund's net asset value.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. ADMINISTRATION, SUB-ADMINISTRATION AND REGULATORY ADMINISTRATION AGREEMENTS (CONTINUED)

     The Fund has entered into an agreement with PFPC Inc. ("PFPC") to perform regulatory administration services. The Fund pays PFPC 0.015% per year on average net assets subject to a $30,000 minimum fee. For the year ended March 31, 2008, the Fund paid $30,000 to PFPC under this agreement which is included in Miscellaneous expenses in the Statement of Operations.

7.   INVESTOR SERVICING AGREEMENT

     Prior to April 1, 2007, the Fund paid the Distributor and/or selling agents a monthly Investor Servicing fee calculated at the annual rate of 0.25% of the net assets of the Fund as of the last day of each month to compensate securities dealers and other financial intermediaries for account maintenance services under the Investor Service Plan and Investor Service Agreement. Pursuant to the Investor Service Plan, intermediaries will handle investor inquiries regarding investments in the Fund, capital account balances and report and prepare tax information, assist in the maintenance of Fund records containing Investor information, and provide other such information and services as the Distributor or Adviser may reasonably request. This Investor Servicing fee was terminated effective April 1, 2007.

8.   RELATED PARTY TRANSACTIONS

     Each member of the Board of Managers who is not an "interested person" of the Fund, as defined by the 1940 Act, receives an annual retainer of $6,000 plus a fee of $1,000 for each meeting attended. Any manager or officer who is an "interested person" does not receive any annual fee or other fees from the Fund. All managers are reimbursed by the Fund for reasonable out-of-pocket expenses.

9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK, CONCENTRATION OF CREDIT RISK, AND OTHER RISKS

     In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. To the extent that the Fund's investment activity is limited to making investments in investment funds via limited partnership interests or limited liability company holdings, the Fund's risk of loss in these investment funds is generally limited to the value of these investments reported by the Fund. To date, the Fund has only invested in such limited partnership and limited liability company interests.

     Because the Fund is a closed-end investment company, its Interests are not redeemable at the option of Investors and will not be exchangeable for interests of any other fund. Although the Board in its discretion may cause the Fund to offer from time to time to repurchase Interests at their investors' capital account value, the Interests are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any tender offer for Interests by the Fund, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of the Fund's outstanding Interests. Because the Fund's investments in Portfolio Funds themselves have limited liquidity, the Fund may not be able to fund significant repurchases. Investors whose Interests are accepted for repurchase also bear the risk that the Fund's investors' capital may fluctuate significantly between the time that they submit their request for repurchase and the date of the repurchase.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK, CONCENTRATION OF CREDIT RISK, AND OTHER RISKS (CONTINUED)

     There are a number of other risks to the Fund. Three principal types of risk that can adversely affect the Fund's investment approach are market risk, strategy risk, and manager risk. The Fund is also subject to multiple manager risks, possible limitations in investment opportunities, allocation risks, illiquidity, lack of diversification, and other risks for the Fund and potentially for each Portfolio Fund.

10.  CONTINGENCIES AND COMMITMENTS

     In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

11.  LITIGATION EVENT

     The events described below have not directly impacted the Fund or had any known material adverse effect on its financial position or results of operations.

     On February 9, 2005, the Distributor and certain other affiliates of the Adviser, including the former investment adviser to the Fund, entered into Assurances of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlements") and consented to the entry of cease-and-desist orders by the Securities and Exchange Commission (the "SEC") (the "SEC Orders") in connection with matters relating to mutual fund trading. Copies of the SEC Orders are available on the SEC website at http://www.sec.gov. Copies of the NYAG Settlements are available as part of the Bank of America Corporation Form 8-K filing of February 10, 2005.

     In connection with the events that resulted in the NYAG Settlements and SEC Orders, various parties filed suit against certain Columbia Funds
     (including former Nations Funds), the Trustees of the Columbia Funds (including Trustees of the former Nations Funds), FleetBoston Financial Corporation (the former parent of the Adviser) and certain of its affiliated entities and/or Bank of America Corporation and certain of its affiliated entities. More than 300 cases, including those filed against entities unaffiliated with the Columbia Funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities, were transferred to a multi-district proceeding in the Federal District Court in Maryland for consolidated or coordinated pretrial proceedings. The parties have reached settlements with respect to the claims in the actions concerning the Columbia Funds. All such settlements are subject to court approval.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

11.  LITIGATION EVENT (CONTINUED)

     Certain other actions against certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities, alleging among other things excessive fees and inappropriate use of fund assets for distribution and other improper purposes, have been consolidated in the Massachusetts federal court as In re Columbia Entities Litigation on March 2, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On May 11, 2007, the District Court entered a preliminary approval order which granted preliminary approval of the settlement. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the Adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

12.  NEW ACCOUNTING PRONOUNCEMENTS

     Effective  April  1,  2007,  the  Fund  adopted  the  Financial  Accounting
     Standards Board ("FASB") FASB interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Fund has evaluated the application of FIN 48 and has determined that it does not have a material impact on the Fund's financial statements. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year ended December 31, 2007. No Income tax returns are currently under examination. The statute of limitations on the Fund's U.S. Federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

     FASB issued a Statement No. 157 in September 2006, Fair Value Measurements, which is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. This statement provides enhanced guidance for using fair value to measure assets and liabilities. It clarifies fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. The standard applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. The standard does not expand the use of fair value in any new circumstances. The Fund is reviewing the statement and its impact on the financial statements.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

13.  SUBSEQUENT EVENT

     Subsequent to March 31, 2008, the Fund received additional capital contributions of $200,000 and $852,000.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Form N-Q is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (888) 786-9977; and (ii) on the Commission's website at http://www.sec.gov.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
FUND GOVERNANCE (UNAUDITED)


The identity of the Managers and executive officers of BACAP Alternative Multi-Strategy Fund, LLC and brief biographical information regarding each Manager and officer during the past five years is set forth below.


                                                                                      NUMBER OF
                                                                                      FUNDS IN
                                       TERM OF                                        FUND
                          POSITION     OFFICE AND                                     COMPLEX
NAME, ADDRESS AND         HELD WITH    LENGTH OF     PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
YEAR OF BIRTH             THE FUND     TIME SERVED   THE PAST FIVE YEARS              MANAGER       MANAGER
-------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT MANAGERS
-------------------------------------------------------------------------------------------------------------------------------
Thomas W. Brock           Manager      Indefinite    Chief Executive Officer,         2             Liberty All-Star Equity
c/o BACAP Alternative                  term;         Stone Harbor Investment                        Fund and Liberty All-Star
Multi-Strategy Fund,                   Director      Partners (investment firm)                     Growth Fund, Inc.
LLC                                    since 2004    since April 2006; formerly,                    (registered investment
40 West 57th Street                                  Adjunct Professor, Columbia                    companies)
New York, NY 10019                                   University Graduate School of
(Born 1947)                                          Business from September 1998
                                                     to April 2006; Chairman, CEO,
                                                     Salomon Brothers Asset
                                                     Management, Inc. from 1993 to
                                                     1998).

Alan Brott                Manager      Indefinite    Consultant, since October        2             Stone Harbor Investment
c/o BACAP Alternative                  term;         1991; Associate Professor,                     Funds (registered
Multi-Strategy Fund,                   Director      Columbia University Graduate                   investment companies)
LLC                                    since 2004    School of Business, since
40 West 57th Street                                  2000. Held various positions
New York, NY 10019                                   with Ernst & Young for over 20
(Born 1942)                                          years.

Thomas G. Yellin          Manager      Indefinite    President, The Documentary       2             None
c/o BACAP Alternative                  term;         Group since December 2002;
Multi-Strategy Fund,                   Director      Executive Producer, ABC News
LLC                                    since 2004    from August 1989 to December
40 West 57th Street                                  2002.
New York, NY 10019
(Born 1954)

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
FUND GOVERNANCE (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                                       TERM OF                                        FUND
                          POSITION     OFFICE AND                                     COMPLEX
NAME, ADDRESS AND         HELD WITH    LENGTH OF     PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
YEAR OF BIRTH             THE FUND     TIME SERVED   THE PAST FIVE YEARS              MANAGER       MANAGER
-------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
David R. Bailin           President    1 year        Managing Director,               N/A           N/A
225 High Ridge Road                    term;         Alternative Investment
Stamford, CT 06905                     President     Solutions, Bank of America,
(Born 1959)                            since 2007    since July 2007; Managing
                                                     Director and Head of
                                                     Alternative Investments,
                                                     United States Trust Company,
                                                     N.A., from September 2006 to
                                                     June 2007; co-founder of
                                                     Martello Investment
                                                     Management, a hedge
                                                     fund-of-funds specializing
                                                     in trading strategies, from
                                                     February 2002 to September
                                                     2006; Chief Operating Officer
                                                     and Partner of Violy, Byorum
                                                     and Partners, LLC, an
                                                     investment banking firm
                                                     focusing on Latin America,
                                                     from January 2000 to January
                                                     2002.

Steven L. Suss            Treasurer    1 year        Managing Director,               N/A           N/A
225 High Ridge Road       and Senior   term;         Alternative Investment
Stamford, CT 06905        Vice         Treasurer     Solutions, Bank of America,
(Born 1960)               President    since 2007    since July 2007; Director,
                                                     since April 2007, Senior
                                                     Vice President, since July
                                                     2007, and President, from
                                                     April 2007 to June 2007, of
                                                     UST Advisers, Inc.; Senior
                                                     Vice President, Alternative
                                                     Investment Division, United
                                                     States Trust Company, N.A.,
                                                     from April 2007 to June 2007;
                                                     Chief Financial Officer and
                                                     Chief Compliance Officer,
                                                     Heirloom Capital Management,
                                                     L.P., from May 2002 to
                                                     September 2006; Vice President
                                                     and Chief Financial Officer,
                                                     Westway Capital LLC, from
                                                     September 1997 to January
                                                     2002.

Marina Belaya             Secretary    1 year        Assistant General Counsel,       N/A           N/A
114 W. 47th Street                     term; since   Bank of America, since July;
New York, NY 10036                     2007          Vice President and Senior
(Born 1967)                                          Attorney, United States Trust
                                                     Company, N.A., from February
                                                     2006 to June 2007; Vice
                                                     President, Corporate Counsel,
                                                     Prudential Financial, from
                                                     April 2005 to January 2006;
                                                     Associate, Schulte Roth &
                                                     Zabel LLP, from September 2002
                                                     to March 2005.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
FUND GOVERNANCE (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                                       TERM OF                                        FUND
                          POSITION     OFFICE AND                                     COMPLEX
NAME, ADDRESS AND         HELD WITH    LENGTH OF     PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
YEAR OF BIRTH             THE FUND     TIME SERVED   THE PAST FIVE YEARS              MANAGER       MANAGER
-------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
Alpesh Rathod             Chief        1 year        GWIM Compliance Executive,       N/A           N/A
40 West 57th Street       Compliance   term; since   Compliance Risk Management,
New York, NY 10019        Officer      2007          Bank of America since March
(Born 1971)               and Senior                 2005; Vice President, Senior
                          Vice                       Compliance Manager, Compliance
                          President                  Risk Management from September
                                                     2004 to March 2005; Vice
                                                     President / Director of
                                                     Investment Adviser Compliance,
                                                     United States Trust Company,
                                                     N.A, from July 2002 to
                                                     September 2004. Prior to
                                                     2002, Principal
                                                     Consultant/Senior Manager,
                                                     Regulatory Compliance
                                                     Consulting Group,
                                                     PricewaterhouseCoopers.




The Statement of Additional Information contains additional information about the Board of Managers and is available, without charge, upon request, by contacting the Fund toll-free at (888) 786-9977.


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